UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT         NOVEMBER 30, 2010

Strategic Allocation: Conservative Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Market Returns	4

Performance	5
Portfolio Commentary	7
Top Ten Stock Holdings	9
Geographic Composition of Stock Holdings	9
Key Fixed-Income Portfolio Statistics	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	42
Statement of Operations	43
Statement of Changes in Net Assets	44
Notes to Financial Statements	45
Financial Highlights	55
Report of Independent Registered Public Accounting Firm	61

Other Information

Proxy Voting Results	62
Management	63
Additional Information	66

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

  Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

  Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

 By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Double-Digit Gains and Greater Volatility for U.S. Stocks

U.S. stocks gained ground for the 12 months ended November 30, 2010. The bulk of the market’s advance occurred during the first five months of the period thanks to continued evidence of a nascent economic recovery and a rebound in corporate profits.

By May, persistent worries about sovereign debt problems in Europe and evidence of a slowdown in the pace of economic recovery in the U.S. began to weigh on investor confidence. As a result, the stock market suffered a sizable pullback in May and June and remained volatile throughout the summer months. However, stocks rebounded sharply over the last three months of the reporting period as investors grew more confident that the U.S. economy would avoid a relapse into recession.

Small- and mid-cap stocks led the market’s advance (see the table below), while growth shares outperformed value-oriented issues across all market capitalizations.

Foreign Stocks Posted Modest Gains

Recurrent sovereign debt issues in Europe, and the accompanying currency declines, kept international stock returns in check. Despite a recovery late in the period, developed markets managed only small gains for the 12-month period. European markets fell slightly, while Japan and its neighbors along the Pacific Rim posted solid gains. Emerging markets were the best performers, rebounding sharply over the last few months of the period.

Bonds Advanced

The U.S. bond market generated positive returns for the 12-month period, with market leadership shifting along the way. As economic conditions improved during the first half of the period, corporate bonds were the best performers. However, when the economic recovery began to lose momentum and the European debt crisis escalated, Treasury bonds outperformed as a flight to quality sent their yields down to their lowest levels in decades. Nonetheless, corporate bonds continued to benefit from strong demand as the low interest rate environment led many investors to seek out their relatively high yields.

Mortgage-backed securities were mixed—commercial mortgage-backed securities posted the best returns in the bond market, but residential mortgage-backed securities lagged as record-low mortgage rates led to concerns about higher refinancing activity.

Market Returns
For the 12 months ended November 30, 2010
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	11.48%	Barclays Capital U.S. Aggregate Bond Index	6.02%
Russell Midcap Index	24.04%	Barclays Capital U.S. Corporate High-Yield Bond Index	16.78%
Russell 2000 Index (small-cap)	26.98%
Foreign Stocks
MSCI EAFE Index	1.11%
MSCI Emerging Markets (Net) Index	15.34%

4

Performance

Total Returns as of November 30, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	6.85%	4.00%	4.34%	5.79%	2/15/96
S&P 500 Index	—	9.94%	0.98%	0.81%	6.11%(1)	—
Barclays Capital U.S. Aggregate Bond Index(2)	—	6.02%	6.23%	6.15%	6.30%(1)	—
Citigroup US Broad Investment-Grade Bond Index	—	5.71%	6.44%	6.28%	6.39%(1)	—
Barclays Capital U.S. 1-3 Month Treasury Bill Index(2)	—	0.12%	2.37%	2.31%	3.26%(1)	—
90-Day U.S. Treasury Bill Index	—	0.13%	2.19%	2.17%	3.12%(1)	—
Institutional Class	ACCIX	7.06%	4.17%	4.54%	4.51%	8/1/00
A Class(3) No sales charge* With sales charge*	ACCAX	6.38% 0.32%	3.71% 2.50%	4.06% 3.44%	5.53% 5.09%	10/2/96
B Class No sales charge* With sales charge*	ACVBX	5.78% 1.78%	2.97% 2.79%	— —	3.54% 3.54%	9/30/04
C Class	AACCX	5.78%	2.97%	—	3.53%	9/30/04
R Class	AACRX	6.32%	3.45%	—	3.67%	3/31/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Index returns from February 29, 1996, the date nearest the Investor Class’s inception for which data are available.

(2)
In January 2010, the fund’s benchmarks changed from the Citigroup US Broad Investment-Grade Bond Index to the Barclays Capital U.S. Aggregate Bond Index and from the 90-Day U.S. Treasury Bill Index to the Barclays Capital U.S. 1-3 Month Treasury Bill Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.

(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, and Irina Torelli

Performance Summary

Strategic Allocation: Conservative returned 6.85%* for the fiscal year ended November 30, 2010. The fund’s return reflected positive performance for most of the asset classes represented in the portfolio, including U.S. and international stocks, U.S. bonds, and cash-equivalent investments. The only exception was foreign bonds, which declined for the 12-month period.

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 47% bonds, and 8% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

Our management strategy involves making slight tactical adjustments to the fund’s actual asset mix in an effort to enhance performance and help the fund better achieve its investment objective. Throughout the 12-month period, we maintained a modest underweight position in stocks and a corresponding overweight position in bonds. This conservative tactical allocation reflected the uncertain economic environment that prevailed for much of the period. While improving profitability in the corporate sector was a positive sign for the economy, persistently high unemployment, continued consumer deleveraging, and expanding fiscal deficits created headwinds for growth.

Although this defensive tactical positioning contributed favorably to fund performance during the first nine months of the period as bonds outperformed stocks, it detracted from fund performance over the last three months as stocks rebounded sharply and bonds fell slightly.

Bond Component Advanced

The fund’s fixed-income holdings gained ground for the 12-month period. Sector allocation added value during the period, especially an overweight position in corporate bonds and an underweight position in residential mortgage-backed securities. Small positions in commercial mortgage-backed securities and Build America Bonds (taxable municipal bonds), as well as an underweight position in nominal Treasury securities, were also generally positive for performance.

The bond component was positioned for a flatter yield curve—that is, a smaller gap between long- and short-term interest rates. We originally established the position in mid-2009 but added to it strategically over the past 12 months. This positioning detracted modestly from performance as the yield spread between two- and 30-year Treasury securities widened slightly during the period. With yield spreads near historically wide levels, we intend to maintain this positioning.

The fund’s strategic exposure to Treasury inflation-protected securities (TIPS) and foreign bonds weighed on results during the 12-month period. TIPS underperformed as a lack of inflationary pressure (the consumer price index rose by just 1.2% for the 12 months) led to limited demand for inflation protection. International bonds were hurt by currency weakness—as the sovereign debt issues in Europe worsened, the euro declined sharply against the U.S. dollar, which lowered returns on euro-denominated bonds for U.S. investors.

*	All fund returns referenced in this commentary are for Investor Class shares.

7

Stocks Fared Well

Strategic Allocation: Conservative’s equity holdings also advanced for the reporting period. As in the broad stock market, the top performers in the portfolio were mid- and small-cap growth stocks, which posted returns of more than 25% as a group. The position in small-cap growth stocks was added to the portfolio’s equity component on January 1, 2010, along with positions in small-cap value stocks and real estate investment trusts (REITs), which were also strong performers during the period.

The fund’s tactical overweight position in growth-oriented companies added value as growth stocks outperformed value shares across all market capitalizations, particularly over the last six months. Stock selection in the fund’s growth stocks also boosted performance, especially among small-cap issues. In contrast, stock selection among the fund’s value holdings weighed on performance, most notably in the large- and mid-cap value segments.

In the portfolio’s foreign equity holdings, stock selection contributed favorably to performance across the board, led by European markets such as Italy, France, and the United Kingdom.

Outlook

Our economic outlook remains cautious, but we are more optimistic than we have been in the recent past. Although unemployment remains unacceptably high and fiscal deficits continue to widen, several factors point to the likelihood of better economic growth in 2011. First, we are seeing encouraging signs of life from the consumer—retail sales increased in each of the last six months, while personal debt has begun to decline and the savings rate has risen. On the corporate side, businesses continued to generate impressive earnings and are flush with cash. Finally, the eleventh-hour decision to extend the Bush-era tax cuts for another two years should provide a favorable backdrop for economic growth.

Currently, valuations in the equity market have become increasingly attractive, especially compared to other asset classes. In particular, the spread between stock earnings yields (earnings divided by share price) and bond yields are compelling on a historical basis. As a result, we eliminated our underweight position in stocks and shifted back to a neutral position shortly after the end of the reporting period. At the same time, we removed our overweight position in bonds, bringing all of the fund’s broad tactical weightings back to neutral. Despite these changes, we are maintaining our tilt toward growth versus value within the equity component; quantitative analysis indicates that growth stocks tend to outperform in low interest rate environments.

8

Top Ten Stock Holdings
% of net assets as of 11/30/10
Exxon Mobil Corp.	0.7%
AT&T, Inc.	0.6%
Chevron Corp.	0.6%
JPMorgan Chase & Co.	0.6%
Johnson & Johnson	0.5%
Microsoft Corp.	0.5%
Wells Fargo & Co.	0.5%
International Business Machines Corp.	0.4%
Pfizer, Inc.	0.4%
Apple, Inc.	0.4%

Geographic Composition of Stock Holdings
% of net assets as of 11/30/10
United States	37.0%
United Kingdom	1.4%
Switzerland	1.1%
Japan	0.9%
Other Countries	4.4%

Key Fixed-Income Portfolio Statistics
As of 11/30/10
Weighted Average Life	6.6 years
Average Duration (effective)	4.6 years

Types of Investments in Portfolio
% of net assets as of 11/30/10
Domestic Common Stocks & Rights	37.0%
Foreign Common Stocks	7.8%
U.S. Treasury Securities	15.5%
Corporate Bonds	9.0%
U.S. Government Agency Mortgage-Backed Securities	8.6%
Sovereign Governments & Agencies	7.1%
U.S. Government Agency Securities and Equivalents	3.0%
Commercial Paper	2.6%
Municipal Securities	1.7%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Mortgage Obligations	0.3%
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Temporary Cash Investments	4.2%
Other Assets and Liabilities	1.6%

*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 – 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,067.50	$5.27	1.00%
Institutional Class	$1,000	$1,068.60	$4.22	0.80%
A Class	$1,000	$1,064.20	$6.57	1.25%
B Class	$1,000	$1,062.30	$10.51	2.00%
C Class	$1,000	$1,062.30	$10.51	2.00%
R Class	$1,000	$1,065.00	$7.89	1.50%
Hypothetical
Investor Class	$1,000	$1,020.38	$5.15	1.00%
Institutional Class	$1,000	$1,021.40	$4.12	0.80%
A Class	$1,000	$1,019.11	$6.43	1.25%
B Class	$1,000	$1,015.29	$10.27	2.00%
C Class	$1,000	$1,015.29	$10.27	2.00%
R Class	$1,000	$1,017.84	$7.71	1.50%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2010

	Shares/ Principal Amount	Value
Common Stocks & Rights— 44.8%
AEROSPACE & DEFENSE — 0.8%
AAR Corp.(1)	459	$ 11,273
AerCap Holdings NV(1)	663	8,612
AeroVironment, Inc.(1)	306	7,558
Alliant Techsystems, Inc.(1)	224	16,556
Applied Signal Technology, Inc.	170	5,586
BE Aerospace, Inc.(1)	13,600	482,800
Boeing Co. (The)	5,343	340,723
Ceradyne, Inc.(1)	250	6,605
Curtiss-Wright Corp.	1,865	57,946
Esterline Technologies Corp.(1)	147	8,655
General Dynamics Corp.	1,951	128,942
Goodrich Corp.	1,800	154,386
Honeywell International, Inc.	9,435	469,014
ITT Corp.	5,548	255,208
Ladish Co., Inc.(1)	890	41,777
Lockheed Martin Corp.	5,300	360,612
Moog, Inc., Class A(1)	361	13,307
Northrop Grumman Corp.	10,900	672,312
Orbital Sciences Corp.(1)	386	6,292
Raytheon Co.	8,917	412,411
Rockwell Collins, Inc.	2,387	133,815
Rolls-Royce Group plc C Shares(1)	1,459,840	2,271
Safran SA	11,760	368,422
TransDigm Group, Inc.(1)	3,900	267,150
Triumph Group, Inc.	900	75,717
		4,307,950
AIR FREIGHT & LOGISTICS — 0.3%
Atlas Air Worldwide Holdings, Inc.(1)	195	10,639
C.H. Robinson Worldwide, Inc.	3,900	287,469
Expeditors International of Washington, Inc.	4,700	248,630
United Parcel Service, Inc., Class B	17,583	1,233,096
UTi Worldwide, Inc.	320	6,160
		1,785,994
AIRLINES — 0.2%
Alaska Air Group, Inc.(1)	2,706	148,830
Allegiant Travel Co.	132	6,591
British Airways plc(1)	36,560	145,353
JetBlue Airways Corp.(1)	2,385	16,194
Ryanair Holdings plc ADR	6,020	183,791
SkyWest, Inc.	366	5,925
Southwest Airlines Co.	6,614	88,098
United Continental Holdings, Inc.(1)	8,770	242,754
US Airways Group, Inc.(1)	4,474	49,930
		887,466
AUTO COMPONENTS — 0.2%
American Axle & Manufacturing Holdings, Inc.(1)	3,205	34,422
Amerigon, Inc.(1)	1,857	19,498
BorgWarner, Inc.(1)	11,789	711,348
Cooper Tire & Rubber Co.	755	15,772
Dana Holding Corp.(1)	1,183	17,875
Dorman Products, Inc.(1)	786	31,055
Magna International, Inc.	648	30,871
Standard Motor Products, Inc.	732	9,209
TRW Automotive Holdings Corp.(1)	10,027	476,182
		1,346,232
AUTOMOBILES — 0.4%
Bayerische Motoren Werke AG	5,870	441,401
Daimler AG(1)	6,170	399,407
Ford Motor Co.(1)	40,235	641,346
Nissan Motor Co. Ltd.	57,300	537,465
		2,019,619
BEVERAGES — 0.6%
Anheuser-Busch InBev NV	7,650	416,319
Carlsberg A/S B Shares	2,100	198,218
Coca-Cola Co. (The)	27,722	1,751,199
Coca-Cola Enterprises, Inc.	1,629	39,340
Constellation Brands, Inc., Class A(1)	3,100	63,891
Dr Pepper Snapple Group, Inc.	8,982	329,011
Hansen Natural Corp.(1)	1,425	75,838
PepsiCo, Inc.	3,019	195,118
Pernod-Ricard SA	2,001	163,091
Primo Water Corp.(1)	508	6,131
		3,238,156

12

Shares/ Principal Amount	Value
BIOTECHNOLOGY — 0.6%
Acorda Therapeutics, Inc.(1)	270	$ 7,114
Alexion Pharmaceuticals, Inc.(1)	4,613	352,664
Alkermes, Inc.(1)	200	2,096
AMAG Pharmaceuticals, Inc.(1)	146	2,291
Amgen, Inc.(1)	28,682	1,511,255
Biogen Idec, Inc.(1)	6,813	435,828
Cephalon, Inc.(1)	3,880	246,341
Cepheid, Inc.(1)	425	8,368
Cubist Pharmaceuticals, Inc.(1)	410	8,901
Geron Corp.(1)	707	4,051
Gilead Sciences, Inc.(1)	14,526	530,199
Human Genome Sciences, Inc.(1)	2,721	66,746
ImmunoGen, Inc.(1)	495	4,118
Incyte Corp. Ltd.(1)	637	9,243
InterMune, Inc.(1)	346	4,346
Isis Pharmaceuticals, Inc.(1)	705	6,652
Momenta Pharmaceuticals, Inc.(1)	311	4,743
Onyx Pharmaceuticals, Inc.(1)	470	13,841
PDL BioPharma, Inc.	1,062	6,138
Pharmasset, Inc.(1)	207	8,967
Savient Pharmaceuticals, Inc.(1)	486	5,740
Seattle Genetics, Inc.(1)	625	9,437
Talecris Biotherapeutics Holdings Corp.(1)	451	9,787
Theravance, Inc.(1)	462	11,541
		3,270,407
BUILDING PRODUCTS(2)
Apogee Enterprises, Inc.	590	6,637
Griffon Corp.(1)	180	2,182
Simpson Manufacturing Co., Inc.	209	5,407
		14,226
CAPITAL MARKETS — 1.0%
Ameriprise Financial, Inc.	9,568	496,005
Apollo Investment Corp.	1,879	19,842
Ares Capital Corp.	1,009	16,578
Artio Global Investors, Inc.	1,127	14,730
Bank of New York Mellon Corp. (The)	18,500	499,315
BGC Partners, Inc., Class A	999	7,642
BlackRock, Inc.	1,389	226,407
Calamos Asset Management, Inc., Class A	913	10,892
Charles Schwab Corp. (The)	17,446	262,213
Cohen & Steers, Inc.	80	2,016
Fifth Street Finance Corp.	754	8,694
Goldman Sachs Group, Inc. (The)	10,653	1,663,359
Hercules Technology Growth Capital, Inc.	887	8,852
HFF, Inc., Class A(1)	2,283	21,141
Invesco Ltd.	2,446	53,176
Investment Technology Group, Inc.(1)	602	8,849
Knight Capital Group, Inc., Class A(1)	575	7,556
Legg Mason, Inc.	12,377	403,738
LPL Investment Holdings, Inc.(1)	82	2,780
MCG Capital Corp.	1,057	7,388
Morgan Stanley	16,600	406,036
Northern Trust Corp.	17,235	866,921
PennantPark Investment Corp.	975	11,408
Piper Jaffray Cos.(1)	367	10,999
Prospect Capital Corp.	632	6,181
Pzena Investment Management, Inc., Class A	449	3,192
Schroders plc	6,548	162,554
State Street Corp.	3,891	168,091
TradeStation Group, Inc.(1)	1,964	12,491
UBS AG(1)	18,250	273,300
Waddell & Reed Financial, Inc., Class A	484	14,907
		5,677,253
CHEMICALS — 0.8%
A. Schulman, Inc.	304	6,156
Air Liquide SA	3,126	366,005
Albemarle Corp.	6,800	367,812
Arch Chemicals, Inc.	490	17,013
Balchem Corp.	537	16,626
BASF SE	1,670	124,645
CF Industries Holdings, Inc.	2,800	338,156
Cytec Industries, Inc.	1,683	80,498
E.I. du Pont de Nemours & Co.	14,533	682,906

13

Shares/ Principal Amount	Value
Georgia Gulf Corp.(1)	440	$ 8,945
Givaudan SA	350	350,819
H.B. Fuller Co.	486	10,191
International Flavors & Fragrances, Inc.	2,600	136,552
Intrepid Potash, Inc.(1)	221	6,774
Kraton Performance Polymers, Inc.(1)	204	5,810
Lubrizol Corp.	2,307	241,220
Minerals Technologies, Inc.	4,316	262,585
Olin Corp.	324	5,919
OM Group, Inc.(1)	2,512	94,451
PPG Industries, Inc.	10,711	835,030
Sensient Technologies Corp.	271	9,206
Sigma-Aldrich Corp.	2,653	167,723
Solutia, Inc.(1)	2,003	42,824
TPC Group, Inc.(1)	831	23,202
Umicore	3,670	174,166
W.R. Grace & Co.(1)	2,245	75,140
Yara International ASA	3,120	148,509
		4,598,883
COMMERCIAL BANKS — 1.8%
American National Bankshares, Inc.	351	7,838
Associated Banc-Corp.	945	12,091
Banco Bilbao Vizcaya Argentaria SA	38,196	350,880
Banco Santander SA	26,227	248,521
BancorpSouth, Inc.	648	8,327
Barclays plc	95,635	381,037
BB&T Corp.	764	17,725
BNP Paribas	8,292	490,812
Boston Private Financial Holdings, Inc.	2,334	12,534
Comerica, Inc.	15,473	564,610
Commerce Bancshares, Inc.	11,120	417,556
Commonwealth Bank of Australia	2,600	120,319
Community Bank System, Inc.	280	6,742
Cullen/Frost Bankers, Inc.	164	8,781
CVB Financial Corp.	721	5,674
Danvers Bancorp., Inc.	533	8,128
East West Bancorp., Inc.	359	6,225
Erste Group Bank AG	9,320	364,568
F.N.B. Corp.	1,150	10,086
First Commonwealth Financial Corp.	816	5,059
First Horizon National Corp.(1)	2,965	28,375
First Interstate Bancsystem, Inc.	490	6,674
First Midwest Bancorp., Inc.	868	8,133
FirstMerit Corp.	882	15,369
Fulton Financial Corp.	2,171	18,779
Hampton Roads Bankshares, Inc.(1)	1,115	542
Hampton Roads Bankshares, Inc. Rights(1)	2,478	487
Heritage Financial Corp.(1)	707	9,700
HSBC Holdings plc	81,338	820,211
IBERIABANK Corp.	212	10,687
KBC Groep NV(1)	2,680	94,014
Lakeland Financial Corp.	479	10,016
Lloyds Banking Group plc(1)	141,240	132,716
Marshall & Ilsley Corp.	1,441	6,902
MB Financial, Inc.	419	5,962
National Bankshares, Inc.	242	6,394
Old National Bancorp.	982	10,124
Pacific Continental Corp.	696	6,013
Park Sterling Bank, Inc.(1)	1,787	9,400
PNC Financial Services Group, Inc.	13,977	752,661
Sandy Spring Bancorp, Inc.	776	13,169
Standard Chartered plc	18,002	484,701
Sterling Bancshares, Inc.	2,134	12,665
Sumitomo Mitsui Financial Group, Inc.	4,600	141,204
SunTrust Banks, Inc.	11,841	276,606
Swedbank AB A Shares(1)	22,300	281,887
Synovus Financial Corp.	2,806	5,696
Trico Bancshares	598	8,629
Trustmark Corp.	348	7,426
U.S. Bancorp.	39,251	933,389
United Bankshares, Inc.	256	6,710
United Overseas Bank Ltd.	21,700	304,048
Washington Banking Co.	598	7,648
Webster Financial Corp.	1,210	19,965
Wells Fargo & Co.	93,388	2,541,088
Whitney Holding Corp.	1,621	15,221

14

Shares/ Principal Amount	Value
Wilmington Trust Corp.	1,574	$ 6,170
Wintrust Financial Corp.	321	9,197
		10,076,091
COMMERCIAL SERVICES & SUPPLIES — 0.5%
Avery Dennison Corp.	8,700	326,598
Brink’s Co. (The)	516	12,663
Cintas Corp.	7,136	190,852
Deluxe Corp.	721	15,278
IESI-BFC Ltd.	497	10,830
Pitney Bowes, Inc.	8,938	196,100
Republic Services, Inc.	39,647	1,115,667
Stericycle, Inc.(1)	3,500	258,650
SYKES Enterprises, Inc.(1)	956	17,590
US Ecology, Inc.	954	14,987
Waste Connections, Inc.	4,962	128,999
Waste Management, Inc.	8,900	304,825
		2,593,039
COMMUNICATIONS EQUIPMENT — 0.7%
Acme Packet, Inc.(1)	1,121	54,907
Bel Fuse, Inc., Class B	472	10,596
Blue Coat Systems, Inc.(1)	895	23,807
Cisco Systems, Inc.(1)	42,943	822,788
DG FastChannel, Inc.(1)	536	13,523
Emulex Corp.(1)	20,431	231,279
F5 Networks, Inc.(1)	6,705	884,255
Finisar Corp.(1)	1,119	21,395
Harris Corp.	6,261	276,987
Netgear, Inc.(1)	1,351	42,935
Oplink Communications, Inc.(1)	1,588	27,456
Plantronics, Inc.	558	19,960
Polycom, Inc.(1)	193	7,142
QUALCOMM, Inc.	13,694	640,058
RADWARE Ltd.(1)	666	20,666
Research In Motion Ltd.(1)	5,036	311,477
Riverbed Technology, Inc.(1)	945	32,045
Sycamore Networks, Inc.	712	21,374
Telefonaktiebolaget LM Ericsson B Shares	19,810	204,357
Tellabs, Inc.	1,697	10,708
Viasat, Inc.(1)	83	3,433
		3,681,148
COMPUTERS & PERIPHERALS — 1.0%
Apple, Inc.(1)	6,947	2,161,559
Cray, Inc.(1)	1,228	8,768
Electronics for Imaging, Inc.(1)	929	12,160
EMC Corp.(1)	25,183	541,183
Fujitsu Ltd.	39,000	250,245
Hewlett-Packard Co.	18,344	769,164
Lexmark International, Inc., Class A(1)	9,584	347,324
NCR Corp.(1)	458	6,591
NetApp, Inc.(1)	9,374	477,418
Novatel Wireless, Inc.(1)	269	2,639
SanDisk Corp.(1)	5,245	233,927
Seagate Technology plc(1)	24,500	328,545
Stratasys, Inc.(1)	324	10,958
Western Digital Corp.(1)	10,049	336,641
		5,487,122
CONSTRUCTION & ENGINEERING(2)
Comfort Systems USA, Inc.	651	7,259
EMCOR Group, Inc.(1)	2,401	64,347
Granite Construction, Inc.	1,939	49,192
Pike Electric Corp.(1)	1,600	11,408
Shaw Group, Inc. (The)(1)	5,000	160,250
		292,456
CONSTRUCTION MATERIALS(2)
Holcim Ltd.	1,870	120,456
Martin Marietta Materials, Inc.	125	10,568
Texas Industries, Inc.	180	6,782
Vulcan Materials Co.	3,543	142,145
		279,951
CONSUMER FINANCE — 0.2%
American Express Co.	12,917	558,273
Cash America International, Inc.	3,830	138,646
Discover Financial Services	9,900	180,972
EZCORP, Inc., Class A(1)	423	10,643
NetSpend Holdings, Inc.(1)	286	3,832
ORIX Corp.	4,280	365,659
World Acceptance Corp.(1)	606	26,700
		1,284,725
CONTAINERS & PACKAGING — 0.1%
Ball Corp.	537	35,378
Bemis Co., Inc.	13,843	434,947
Graphic Packaging Holding Co.(1)	10,025	37,293

15

Shares/ Principal Amount	Value
Silgan Holdings, Inc.	371	$ 12,703
Sonoco Products Co.	478	15,659
		535,980
DISTRIBUTORS — 0.1%
Core-Mark Holding Co., Inc.(1)	321	11,620
Genuine Parts Co.	3,654	175,904
Li & Fung Ltd.	82,000	511,107
		698,631
DIVERSIFIED — 0.2%
iShares Russell Midcap Value Index Fund	26,438	1,114,098
iShares S&P SmallCap 600 Index Fund	137	8,754
		1,122,852
DIVERSIFIED CONSUMER SERVICES — 0.1%
Career Education Corp.(1)	3,353	59,650
H&R Block, Inc.	389	4,897
ITT Educational Services, Inc.(1)	6,138	359,012
Regis Corp.	395	7,039
Sotheby’s	1,238	49,656
		480,254
DIVERSIFIED FINANCIAL SERVICES — 1.1%
Bank of America Corp.	164,702	1,803,487
Citigroup, Inc.(1)	207,938	873,340
Compass Diversified Holdings	662	10,989
Deutsche Boerse AG	1,590	96,157
JPMorgan Chase & Co.	81,340	3,040,489
		5,824,462
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%
AT&T, Inc.	114,509	3,182,205
Atlantic Tele-Network, Inc.	311	10,664
CenturyLink, Inc.	6,700	288,033
Consolidated Communications Holdings, Inc.	8,661	159,536
General Communication, Inc., Class A(1)	1,499	16,894
Qwest Communications International, Inc.	48,182	337,274
Telefonica SA	14,920	317,423
Telenor ASA	32,910	473,072
Verizon Communications, Inc.	59,908	1,917,655
Vonage Holdings Corp.(1)	3,576	8,654
Windstream Corp.	11,543	150,521
		6,861,931
ELECTRIC UTILITIES — 0.8%
American Electric Power Co., Inc.	16,027	570,561
Central Vermont Public Service Corp.	620	12,524
Cleco Corp.	210	6,369
Entergy Corp.	2,322	165,419
Exelon Corp.	19,229	757,046
Fortum Oyj	11,720	309,283
Great Plains Energy, Inc.	4,255	79,356
IDACORP, Inc.	1,896	68,863
NextEra Energy, Inc.	2,871	145,330
Northeast Utilities	10,475	325,773
NV Energy, Inc.	38,432	526,134
Portland General Electric Co.	12,526	265,175
PPL Corp.	20,200	513,282
Unitil Corp.	388	8,932
Westar Energy, Inc.	20,737	516,559
		4,270,606
ELECTRICAL EQUIPMENT — 0.4%
Acuity Brands, Inc.	134	7,217
American Superconductor Corp.(1)	487	16,207
Belden, Inc.	311	10,350
Brady Corp., Class A	521	16,115
Emerson Electric Co.	4,252	234,158
Encore Wire Corp.	905	20,616
Hubbell, Inc., Class B	9,590	542,410
LSI Industries, Inc.	1,209	10,675
Regal-Beloit Corp.	122	7,442
Rockwell Automation, Inc.	9,398	621,396
Schneider Electric SA	2,380	334,114
Thomas & Betts Corp.(1)	12,340	548,513
		2,369,213
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.3%
Agilent Technologies, Inc.(1)	3,600	126,072
Anixter International, Inc.	83	4,637
Benchmark Electronics, Inc.(1)	610	9,803
Celestica, Inc.(1)	3,165	28,200
Cognex Corp.	1,616	45,183
Coherent, Inc.(1)	143	5,907
Daktronics, Inc.	2,836	38,229
DDi Corp.	1,601	16,795
Dolby Laboratories, Inc., Class A(1)	4,200	265,818

16

Shares/ Principal Amount	Value
Electro Scientific Industries, Inc.(1)	1,119	$ 16,718
Jabil Circuit, Inc.	10,871	164,261
KEMET Corp.(1)	2,523	35,700
Littelfuse, Inc.	1,081	50,018
Methode Electronics, Inc.	761	7,770
Molex, Inc.	12,866	267,613
Murata Manufacturing Co. Ltd.	1,900	116,012
Nippon Electric Glass Co. Ltd.	15,000	210,599
Park Electrochemical Corp.	434	11,892
PC Connection, Inc.(1)	670	6,043
Plexus Corp.(1)	561	15,223
Rogers Corp.(1)	370	12,206
SMART Modular Technologies (WWH), Inc.(1)	3,299	18,474
Tech Data Corp.(1)	188	8,285
Tyco Electronics Ltd.	8,976	273,050
Vishay Intertechnology, Inc.(1)	2,362	33,682
Vishay Precision Group, Inc.(1)	88	1,474
		1,789,664
ENERGY EQUIPMENT & SERVICES — 1.0%
Atwood Oceanics, Inc.(1)	1,700	60,520
Baker Hughes, Inc.	14,635	763,362
Bristow Group, Inc.(1)	254	11,153
Cal Dive International, Inc.(1)	2,237	11,968
Complete Production Services, Inc.(1)	9,861	280,545
Core Laboratories NV	2,500	214,000
Dril-Quip, Inc.(1)	2,085	161,462
FMC Technologies, Inc.(1)	3,291	277,234
Global Industries Ltd.(1)	979	6,099
Halliburton Co.	7,109	269,005
Helix Energy Solutions Group, Inc.(1)	795	11,154
Key Energy Services, Inc.(1)	1,158	11,927
National Oilwell Varco, Inc.	17,218	1,055,291
North American Energy Partners, Inc.(1)	713	6,624
Petroleum Geo-Services ASA(1)	8,870	107,657
Pioneer Drilling Co.(1)	2,698	18,481
Rowan Cos., Inc.(1)	197	5,940
Saipem SpA	13,158	547,576
Schlumberger Ltd.	9,561	739,448
SEACOR Holdings, Inc.(1)	358	39,022
Seadrill Ltd.	8,730	267,284
Superior Energy Services, Inc.(1)	213	7,112
Tetra Technologies, Inc.(1)	1,894	20,834
Transocean Ltd.(1)	7,757	519,952
Unit Corp.(1)	270	10,792
		5,424,442
FOOD & STAPLES RETAILING — 0.9%
Costco Wholesale Corp.	6,722	454,474
Jeronimo Martins SGPS SA	4,450	62,962
Kroger Co. (The)	24,400	574,620
Metro AG	4,380	314,179
PriceSmart, Inc.	960	32,227
Ruddick Corp.	166	6,102
SYSCO Corp.	12,100	351,142
Tesco plc	45,007	290,035
Village Super Market, Inc., Class A	246	7,754
Walgreen Co.	14,700	512,295
Wal-Mart Stores, Inc.	25,108	1,358,092
Weis Markets, Inc.	566	21,814
Wesfarmers Ltd.	9,467	285,472
Whole Foods Market, Inc.(1)	10,424	492,221
		4,763,389
FOOD PRODUCTS — 1.2%
Archer-Daniels-Midland Co.	4,400	127,556
ConAgra Foods, Inc.	30,306	650,973
Corn Products International, Inc.	5,958	256,909
Danone SA	5,862	343,364
Del Monte Foods Co.	23,750	444,837
Dole Food Co., Inc.(1)	3,547	33,590
Farmer Bros. Co.	530	9,233
Flowers Foods, Inc.	1,766	46,269
General Mills, Inc.	9,658	341,217
H.J. Heinz Co.	11,402	550,375
Hershey Co. (The)	12,082	565,438
Kellogg Co.	18,212	896,577
Kraft Foods, Inc., Class A	19,800	598,950
Mead Johnson Nutrition Co.	6,582	392,090
Ralcorp Holdings, Inc.(1)	297	18,390

17

Shares/ Principal Amount	Value
Seneca Foods Corp., Class A(1)	385	$ 9,159
TreeHouse Foods, Inc.(1)	287	14,258
Tyson Foods, Inc., Class A	22,538	356,776
Unilever NV CVA	14,860	419,150
Unilever NV New York Shares	9,500	269,610
		6,344,721
GAS UTILITIES — 0.1%
AGL Resources, Inc.	4,568	167,783
Atmos Energy Corp.	288	8,660
Chesapeake Utilities Corp.	295	11,089
Nicor, Inc.	260	11,245
Southwest Gas Corp.	3,309	115,914
WGL Holdings, Inc.	286	10,370
		325,061
HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
Abaxis, Inc.(1)	158	4,266
Align Technology, Inc.(1)	438	7,661
American Medical Systems Holdings, Inc.(1)	529	9,485
Analogic Corp.	128	5,948
Arthrocare Corp.(1)	189	5,723
Beckman Coulter, Inc.	8,860	484,731
Becton, Dickinson & Co.	912	71,072
Boston Scientific Corp.(1)	22,497	144,431
C.R. Bard, Inc.	2,900	246,065
CareFusion Corp.(1)	10,008	228,883
Cie Generale d’Optique Essilor International SA	3,540	221,185
Covidien plc	13,355	561,845
Cutera, Inc.(1)	1,325	9,288
Cyberonics, Inc.(1)	197	5,293
DENTSPLY International, Inc.	1,516	46,875
DexCom, Inc.(1)	430	4,848
Edwards Lifesciences Corp.(1)	1,545	102,526
Gen-Probe, Inc.(1)	1,422	73,745
Haemonetics Corp.(1)	181	10,641
HeartWare International, Inc.(1)	70	6,437
ICU Medical, Inc.(1)	219	8,026
Immucor, Inc.(1)	499	9,167
Insulet Corp.(1)	298	4,044
Integra LifeSciences Holdings Corp.(1)	145	6,289
Intuitive Surgical, Inc.(1)	391	101,773
Masimo Corp.	1,969	60,763
Medtronic, Inc.	9,500	318,535
Meridian Bioscience, Inc.	291	6,466
Neogen Corp.(1)	161	5,981
NuVasive, Inc.(1)	277	6,471
Sirona Dental Systems, Inc.(1)	251	9,485
Sonova Holding AG	1,290	161,049
STERIS Corp.	427	14,693
Symmetry Medical, Inc.(1)	7,310	59,723
Utah Medical Products, Inc.	365	9,939
Varian Medical Systems, Inc.(1)	4,000	263,320
Volcano Corp.(1)	365	9,691
West Pharmaceutical Services, Inc.	234	8,873
Young Innovations, Inc.	1,316	39,769
Zimmer Holdings, Inc.(1)	14,195	699,246
Zoll Medical Corp.(1)	157	5,247
		4,059,498
HEALTH CARE PROVIDERS & SERVICES — 1.0%
Aetna, Inc.	10,872	322,029
Alliance HealthCare Services, Inc.(1)	2,562	9,607
Almost Family, Inc.(1)	197	6,982
Amedisys, Inc.(1)	220	6,244
AMERIGROUP Corp.(1)	192	8,262
Amsurg Corp.(1)	750	13,785
Assisted Living Concepts, Inc., Class A(1)	268	8,099
Bio-Reference Labs, Inc.(1)	183	3,838
Cardinal Health, Inc.	12,345	439,235
Catalyst Health Solutions, Inc.(1)	287	12,318
Chemed Corp.	300	18,282
Community Health Systems, Inc.(1)	344	10,960
Express Scripts, Inc.(1)	15,833	824,741
Fresenius Medical Care AG & Co. KGaA	8,787	507,223
Health Management Associates, Inc., Class A(1)	1,028	9,159
Health Net, Inc.(1)	6,060	163,620
HealthSouth Corp.(1)	639	11,502
HMS Holdings Corp.(1)	196	12,350
Humana, Inc.(1)	8,583	480,991
Kindred Healthcare, Inc.(1)	531	8,570

18

Shares/ Principal Amount	Value
Landauer, Inc.	66	$ 4,330
LifePoint Hospitals, Inc.(1)	11,290	408,924
Magellan Health Services, Inc.(1)	2,255	109,818
McKesson Corp.	1,658	105,946
Medco Health Solutions, Inc.(1)	7,202	441,627
MWI Veterinary Supply, Inc.(1)	87	5,316
National Healthcare Corp.	631	27,335
Owens & Minor, Inc.	998	28,193
Patterson Cos., Inc.	15,848	471,161
PSS World Medical, Inc.(1)	423	8,714
Quest Diagnostics, Inc.	3,300	162,756
Select Medical Holdings Corp.(1)	15,155	93,809
Sun Healthcare Group, Inc.(1)	271	2,659
U.S. Physical Therapy, Inc.(1)	582	11,169
UnitedHealth Group, Inc.	12,176	444,668
WellPoint, Inc.(1)	6,300	351,162
		5,555,384
HEALTH CARE TECHNOLOGY — 0.1%
athenahealth, Inc.(1)	255	10,458
MedAssets, Inc.(1)	327	6,064
Quality Systems, Inc.	137	8,835
SXC Health Solutions Corp.(1)	7,900	302,965
		328,322
HOTELS, RESTAURANTS & LEISURE — 1.0%
Accor SA	8,374	353,977
Bob Evans Farms, Inc.	265	8,252
Brinker International, Inc.	1,128	23,056
Carnival plc	8,549	348,662
CEC Entertainment, Inc.(1)	12,558	471,176
Chipotle Mexican Grill, Inc.(1)	1,552	401,177
Compass Group plc	35,593	307,542
Darden Restaurants, Inc.	3,000	146,850
DineEquity, Inc.(1)	97	5,182
Domino’s Pizza, Inc.(1)	3,105	45,861
International Speedway Corp., Class A	8,712	206,387
Jack in the Box, Inc.(1)	524	10,540
Las Vegas Sands Corp.(1)	9,888	495,191
Marriott International, Inc., Class A	5,248	205,774
McDonald’s Corp.	5,687	445,292
Orient-Express Hotels Ltd., Class A(1)	600	6,942
Red Robin Gourmet Burgers, Inc.(1)	537	9,951
Royal Caribbean Cruises Ltd.(1)	9,600	386,400
Ruby Tuesday, Inc.(1)	449	5,743
Speedway Motorsports, Inc.	9,720	143,176
Starbucks Corp.	15,832	484,459
Starwood Hotels & Resorts Worldwide, Inc.	14,585	829,011
Vail Resorts, Inc.(1)	163	7,381
		5,347,982
HOUSEHOLD DURABLES — 0.2%
American Greetings Corp., Class A	2,535	50,877
CSS Industries, Inc.	385	7,034
Deer Consumer Products, Inc.(1)	1,548	17,291
Ethan Allen Interiors, Inc.	376	6,200
Fortune Brands, Inc.	1,423	84,085
Furniture Brands International, Inc.(1)	1,988	8,767
Helen of Troy Ltd.(1)	250	5,905
Lennar Corp., Class A	11,132	169,095
M.D.C. Holdings, Inc.	315	7,866
Stanley Black & Decker, Inc.	1,668	99,296
Tempur-Pedic International, Inc.(1)	1,799	63,163
Toll Brothers, Inc.(1)	11,244	201,830
Whirlpool Corp.	3,293	240,389
		961,798
HOUSEHOLD PRODUCTS — 0.9%
Church & Dwight Co., Inc.	2,700	176,175
Clorox Co.	10,133	626,321
Colgate-Palmolive Co.	1,144	87,573
Energizer Holdings, Inc.(1)	5,352	376,727
Kimberly-Clark Corp.	14,283	883,975
Procter & Gamble Co. (The)	35,238	2,151,985
Reckitt Benckiser Group plc	8,417	445,136
Unicharm Corp.	5,600	218,807
WD-40 Co.	139	5,433
		4,972,132

19

Shares/ Principal Amount	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
Mirant Corp.(1)	12,744	$ 126,420
NRG Energy, Inc.(1)	15,141	293,433
		419,853
INDUSTRIAL CONGLOMERATES — 0.8%
3M Co.	7,192	603,984
General Electric Co.	135,628	2,146,991
Raven Industries, Inc.	746	33,122
Seaboard Corp.	3	5,586
Siemens AG	4,260	466,098
Textron, Inc.	12,088	270,288
Tredegar Corp.	355	6,614
Tyco International Ltd.	24,939	944,939
		4,477,622
INSURANCE — 2.2%
ACE Ltd.	10,854	635,176
Admiral Group plc	10,787	256,378
Aflac, Inc.	4,588	236,282
Allianz SE	2,200	241,307
Allied World Assurance Co. Holdings Ltd.	4,854	285,124
Allstate Corp. (The)	30,806	896,763
Alterra Capital Holdings Ltd.	943	19,181
American Equity Investment Life Holding Co.	601	6,599
American Financial Group, Inc.	11,657	358,686
Amtrust Financial Services, Inc.	762	12,200
Aon Corp.	16,923	678,951
Aspen Insurance Holdings Ltd.	637	18,409
Baldwin & Lyons, Inc., Class B	423	9,784
Berkshire Hathaway, Inc., Class B(1)	9,014	718,235
Chubb Corp. (The)	20,063	1,143,792
Endurance Specialty Holdings Ltd.	1,025	45,213
FPIC Insurance Group, Inc.(1)	239	8,838
Hanover Insurance Group, Inc. (The)	302	13,675
HCC Insurance Holdings, Inc.	18,361	515,577
Hiscox Ltd.	32,070	173,095
Horace Mann Educators Corp.	2,035	33,231
Loews Corp.	27,567	1,031,281
Marsh & McLennan Cos., Inc.	24,333	610,272
Mercer Insurance Group, Inc.	817	15,335
Platinum Underwriters Holdings Ltd.	338	14,612
Principal Financial Group, Inc.	27,955	761,494
ProAssurance Corp.(1)	210	12,438
Prudential Financial, Inc.	8,944	453,282
Safety Insurance Group, Inc.	332	15,541
Symetra Financial Corp.	21,353	258,371
Torchmark Corp.	7,000	402,290
Transatlantic Holdings, Inc.	8,186	414,212
Travelers Cos., Inc. (The)	28,308	1,528,349
United Fire & Casualty Co.	385	7,985
Unitrin, Inc.	87	2,058
Validus Holdings Ltd.	291	8,500
		11,842,516
INTERNET & CATALOG RETAIL — 0.3%
HSN, Inc.(1)	788	22,340
Netflix, Inc.(1)	3,712	764,301
priceline.com, Inc.(1)	1,664	655,699
Rakuten, Inc.	530	405,938
		1,848,278
INTERNET SOFTWARE & SERVICES — 0.5%
Akamai Technologies, Inc.(1)	4,341	226,557
Ancestry.com, Inc.(1)	991	28,323
AOL, Inc.(1)	6,142	148,514
Dice Holdings, Inc.(1)	2,748	31,052
EarthLink, Inc.	7,966	71,415
Google, Inc., Class A(1)	2,376	1,320,367
Internap Network Services Corp.(1)	783	4,095
KIT Digital, Inc.(1)	819	11,278
Limelight Networks, Inc.(1)	3,406	24,183
Liquidity Services, Inc.(1)	741	11,463
MercadoLibre, Inc.(1)	1,983	126,158
Rackspace Hosting, Inc.(1)	631	18,406
Terremark Worldwide, Inc.(1)	1,061	12,695
Travelzoo, Inc.(1)	414	17,798

20

Shares/ Principal Amount	Value
ValueClick, Inc.(1)	539	$ 8,376
VeriSign, Inc.(1)	8,600	295,066
Vocus, Inc.(1)	1,425	34,884
WebMD Health Corp.(1)	3,600	184,824
Yahoo Japan Corp.	491	176,007
Zix Corp.(1)	6,234	23,938
		2,775,399
IT SERVICES — 0.9%
Accenture plc, Class A	16,047	695,156
Automatic Data Processing, Inc.	2,931	130,635
Booz Allen Hamilton Holding Corp.(1)	3,892	75,505
CACI International, Inc., Class A(1)	163	8,204
Cass Information Systems, Inc.	260	9,194
Cognizant Technology Solutions Corp., Class A(1)	6,100	396,378
Computer Sciences Corp.	6,475	288,979
DST Systems, Inc.	589	25,244
Fiserv, Inc.(1)	4,900	270,970
International Business Machines Corp.	17,099	2,418,825
MasterCard, Inc., Class A	1,362	322,835
MAXIMUS, Inc.	92	5,584
NeuStar, Inc., Class A(1)	386	9,974
Paychex, Inc.	4,053	115,673
Total System Services, Inc.	1,168	17,625
Western Union Co. (The)	5,768	101,747
		4,892,528
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Arctic Cat, Inc.(1)	612	9,125
JAKKS Pacific, Inc.(1)	91	1,752
Mattel, Inc.	3,823	98,786
Polaris Industries, Inc.	6,403	465,434
		575,097
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Bruker Corp.(1)	9,247	142,589
Dionex Corp.(1)	127	11,578
Illumina, Inc.(1)	5,000	300,600
Luminex Corp.(1)	264	4,456
PAREXEL International Corp.(1)	410	7,200
Pharmaceutical Product Development, Inc.	442	11,015
Sequenom, Inc.(1)	570	3,916
Thermo Fisher Scientific, Inc.(1)	2,594	131,931
Waters Corp.(1)	2,500	192,175
		805,460
MACHINERY — 1.6%
3D Systems Corp.(1)	512	14,408
Actuant Corp., Class A	243	5,742
AGCO Corp.(1)	5,300	239,242
Alfa Laval AB	17,650	309,942
Altra Holdings, Inc.(1)	14,251	239,132
ArvinMeritor, Inc.(1)	11,608	207,203
Atlas Copco AB A Shares	16,850	372,083
Barnes Group, Inc.	438	8,361
Blount International, Inc.(1)	747	11,549
Briggs & Stratton Corp.	1,094	19,046
Cascade Corp.	386	14,097
Caterpillar, Inc.	7,128	603,029
CIRCOR International, Inc.	325	12,837
CNH Global NV(1)	4,940	204,615
Colfax Corp.(1)	537	9,065
Commercial Vehicle Group, Inc.(1)	1,490	21,113
Cummins, Inc.	5,251	509,977
Deere & Co.	5,348	399,496
Douglas Dynamics, Inc.	398	5,870
Dover Corp.	9,100	498,771
Dynamic Materials Corp.	666	10,716
Eaton Corp.	5,085	490,194
EnPro Industries, Inc.(1)	1,475	54,059
FANUC Corp.	2,300	329,514
FreightCar America, Inc.	161	3,999
Harsco Corp.	9,205	221,472
Illinois Tool Works, Inc.	8,252	393,043
Ingersoll-Rand plc	14,000	574,000
Joy Global, Inc.	1,905	145,390
Kaydon Corp.	13,767	481,570
Komatsu Ltd.	17,100	473,626
Lincoln Electric Holdings, Inc.	177	10,914
Lindsay Corp.	726	42,863
Middleby Corp.(1)	365	29,372
Mueller Industries, Inc.	1,123	34,240
Mueller Water Products, Inc., Class A	3,040	10,701
NACCO Industries, Inc., Class A	238	22,041
NN, Inc.(1)	1,330	13,300

21

Shares/ Principal Amount	Value
Oshkosh Corp.(1)	323	$ 9,270
Parker-Hannifin Corp.	4,270	342,582
Robbins & Myers, Inc.	1,239	38,421
Sauer-Danfoss, Inc.(1)	1,214	36,893
Timken Co.	13,951	607,706
Titan International, Inc.	2,591	41,404
Volvo AB B Shares(1)	31,870	462,675
Wabash National Corp.(1)	4,649	49,047
		8,634,590
MARINE — 0.1%
Alexander & Baldwin, Inc.	224	7,860
Diana Shipping, Inc.(1)	1,267	17,092
Genco Shipping & Trading Ltd.(1)	663	9,733
Kuehne + Nagel International AG	2,510	321,862
		356,547
MEDIA — 1.1%
Belo Corp., Class A(1)	1,541	8,938
CBS Corp., Class B	35,300	594,452
Comcast Corp., Class A	64,997	1,299,940
DirecTV, Class A(1)	1,481	61,506
Discovery Communications, Inc., Class A(1)	3,300	134,574
Discovery Communications, Inc., Class C(1)	2,527	89,734
E.W. Scripps Co. (The), Class A(1)	2,746	24,796
Entravision Communications Corp., Class A(1)	4,599	11,452
Gannett Co., Inc.	1,771	23,218
Harte-Hanks, Inc.	560	6,966
Imax Corp.(1)	7,400	201,354
JC Decaux SA(1)	7,850	197,120
Journal Communications, Inc., Class A(1)	1,652	7,500
Knology, Inc.(1)	827	12,728
Liberty Media Corp. - Starz, Series A(1)	495	31,108
LIN TV Corp., Class A(1)	2,999	13,585
Omnicom Group, Inc.	2,291	104,103
Publicis Groupe SA	5,390	240,854
Reed Elsevier plc	19,394	153,547
Scholastic Corp.	555	15,595
Scripps Networks Interactive, Inc., Class A	4,170	212,461
Time Warner Cable, Inc.	4,500	276,930
Time Warner, Inc.	38,759	1,143,003
Viacom, Inc., Class B	16,300	616,629
Walt Disney Co. (The)	9,270	338,448
		5,820,541
METALS & MINING — 0.9%
Allied Nevada Gold Corp.(1)	980	26,205
Antofagasta plc	17,620	360,403
BHP Billiton Ltd.	24,220	992,204
Brush Engineered Materials, Inc.(1)	937	32,982
Century Aluminum Co.(1)	465	6,438
Cliffs Natural Resources, Inc.	6,748	461,158
Coeur d’Alene Mines Corp.(1)	603	14,683
Commercial Metals Co.	638	9,806
Freeport-McMoRan Copper & Gold, Inc.	11,825	1,198,109
Globe Specialty Metals, Inc.	1,415	22,937
Haynes International, Inc.	184	7,115
Hecla Mining Co.(1)	1,596	15,306
Kaiser Aluminum Corp.	138	6,472
Mesabi Trust	910	43,016
Newmont Mining Corp.	12,247	720,491
Nucor Corp.	8,600	324,564
Royal Gold, Inc.	120	6,182
RTI International Metals, Inc.(1)	211	5,986
Schnitzer Steel Industries, Inc., Class A	114	6,508
Thompson Creek Metals Co., Inc.(1)	1,058	12,855
Walter Energy, Inc.	2,000	205,280
Worthington Industries, Inc.	396	6,344
Xstrata plc	27,080	544,211
		5,029,255
MULTILINE RETAIL — 0.6%
Big Lots, Inc.(1)	563	17,256
Dollar Tree, Inc.(1)	14,259	783,532
Family Dollar Stores, Inc.	2,500	125,500
Fred’s, Inc., Class A	865	11,063
Kohl’s Corp.(1)	9,710	547,838
Macy’s, Inc.	20,785	533,759
Target Corp.	20,758	1,181,961
		3,200,909

22

Shares/ Principal Amount	Value
MULTI-UTILITIES — 0.4%
Avista Corp.	489	$ 10,450
Black Hills Corp.	224	6,798
Consolidated Edison, Inc.	2,894	139,983
DTE Energy Co.	1,675	74,621
Integrys Energy Group, Inc.	9,143	445,264
MDU Resources Group, Inc.	1,027	20,992
NorthWestern Corp.	285	8,211
PG&E Corp.	19,527	916,402
Wisconsin Energy Corp.	2,694	162,233
Xcel Energy, Inc.	17,824	418,864
		2,203,818
OFFICE ELECTRONICS — 0.1%
Canon, Inc.	10,000	471,383
Zebra Technologies Corp., Class A(1)	164	5,976
		477,359
OIL, GAS & CONSUMABLE FUELS — 3.5%
Alpha Natural Resources, Inc.(1)	123	6,096
Apache Corp.	14,077	1,515,248
Berry Petroleum Co., Class A	356	13,567
BG Group plc	33,760	609,927
Bill Barrett Corp.(1)	344	13,227
BP Prudhoe Bay Royalty Trust	260	28,686
Brigham Exploration Co.(1)	5,300	133,295
Canadian Natural Resources Ltd.	7,465	287,104
Chevron Corp.	39,033	3,160,502
Cimarex Energy Co.	1,753	141,187
Concho Resources, Inc.(1)	4,500	372,375
ConocoPhillips	33,276	2,002,217
Crosstex Energy LP	1,882	26,216
Devon Energy Corp.	9,462	667,733
DHT Holdings, Inc.	1,999	8,776
EOG Resources, Inc.	1,582	140,719
EQT Corp.	14,379	581,918
Exxon Mobil Corp.	55,532	3,862,806
Forest Oil Corp.(1)	1,074	36,752
Frontier Oil Corp.	1,170	18,170
Goodrich Petroleum Corp.(1)	519	6,825
Hugoton Royalty Trust	311	6,379
Imperial Oil Ltd.	23,117	840,639
Knightsbridge Tankers Ltd.	934	21,239
Murphy Oil Corp.	7,147	482,565
Noble Energy, Inc.	2,133	173,306
Nordic American Tanker Shipping	934	24,163
Occidental Petroleum Corp.	16,444	1,449,867
Overseas Shipholding Group, Inc.	865	30,249
Penn Virginia Corp.	770	12,212
Permian Basin Royalty Trust	1,778	39,223
Pioneer Natural Resources Co.	1,800	144,198
Rosetta Resources, Inc.(1)	184	6,591
Royal Dutch Shell plc, Class A	17,886	538,516
SandRidge Energy, Inc.(1)	1,526	7,874
Southwestern Energy Co.(1)	2,708	98,030
Statoil ASA	13,540	268,302
Sunoco, Inc.	1,247	50,055
Swift Energy Co.(1)	385	14,049
Teekay Tankers Ltd., Class A	946	11,210
Total SA	6,360	308,058
Tullow Oil plc	8,750	156,109
Ultra Petroleum Corp.(1)	3,272	153,751
Valero Energy Corp.	17,400	338,952
W&T Offshore, Inc.	1,150	19,262
Whiting Petroleum Corp.(1)	2,300	253,115
		19,081,260
PAPER & FOREST PRODUCTS — 0.1%
Buckeye Technologies, Inc.	1,210	24,103
Clearwater Paper Corp.(1)	472	37,996
Domtar Corp.	2,057	156,167
International Paper Co.	12,822	320,165
KapStone Paper and Packaging Corp.(1)	2,479	36,491
MeadWestvaco Corp.	6,697	166,354
P.H. Glatfelter Co.	556	6,917
		748,193
PERSONAL PRODUCTS — 0.1%
Estee Lauder Cos., Inc. (The), Class A	5,969	447,197
Prestige Brands Holdings, Inc.(1)	745	8,769

23

Shares/ Principal Amount	Value
Schiff Nutrition International, Inc.	173	$ 1,424
		457,390
PHARMACEUTICALS — 2.2%
Abbott Laboratories	24,313	1,130,798
Allergan, Inc.	3,532	234,066
Auxilium Pharmaceuticals, Inc.(1)	293	5,547
Bristol-Myers Squibb Co.	14,129	356,616
Eli Lilly & Co.	21,219	714,232
Endo Pharmaceuticals Holdings, Inc.(1)	3,646	131,293
Forest Laboratories, Inc.(1)	8,013	255,535
Impax Laboratories, Inc.(1)	956	17,112
Johnson & Johnson	46,622	2,869,584
Medicis Pharmaceutical Corp., Class A	327	8,616
Merck & Co., Inc.	44,890	1,547,358
Nektar Therapeutics(1)	679	8,603
Novartis AG	12,010	637,207
Novo Nordisk A/S B Shares	6,200	613,289
Perrigo Co.	1,072	64,577
Pfizer, Inc.	135,377	2,205,291
Questcor Pharmaceuticals, Inc.(1)	406	5,781
Roche Holding AG	2,882	395,695
Salix Pharmaceuticals Ltd.(1)	4,025	179,716
Shire plc	7,600	177,676
Teva Pharmaceutical Industries Ltd. ADR	5,530	276,721
VIVUS, Inc.(1)	595	3,868
		11,839,181
PROFESSIONAL SERVICES — 0.1%
Adecco SA	1,480	84,274
Capita Group plc (The)	25,887	262,534
CDI Corp.	599	10,273
Heidrick & Struggles International, Inc.	493	10,240
Kelly Services, Inc., Class A(1)	2,488	44,473
Korn/Ferry International(1)	765	13,250
Mistras Group, Inc.(1)	1,036	12,328
SGS SA	170	278,294
Towers Watson & Co., Class A	177	8,886
		724,552
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.4%
Agree Realty Corp.	145	4,053
Alexandria Real Estate Equities, Inc.	2,739	182,828
AMB Property Corp.	13,132	383,192
American Campus Communities, Inc.	3,550	111,612
Annaly Capital Management, Inc.	8,100	147,339
Apartment Investment & Management Co., Class A	7,700	185,724
Ashford Hospitality Trust, Inc.(1)	3,498	32,881
Associated Estates Realty Corp.	5,962	89,132
AvalonBay Communities, Inc.	4,006	441,982
BioMed Realty Trust, Inc.	4,057	71,525
Boston Properties, Inc.	8,028	672,746
Camden Property Trust	2,997	153,057
Capstead Mortgage Corp.	6,838	80,347
CBL & Associates Properties, Inc.	538	8,877
Chimera Investment Corp.	5,381	21,524
CommonWealth REIT	262	6,558
Cousins Properties, Inc.	5,380	39,920
DCT Industrial Trust, Inc.	1,975	9,757
Developers Diversified Realty Corp.	20,560	263,785
Digital Realty Trust, Inc.	4,337	227,779
Duke Realty Corp.	833	9,271
DuPont Fabros Technology, Inc.	8,195	185,125
Equity LifeStyle Properties, Inc.	2,272	122,415
Equity One, Inc.	5,359	92,764
Equity Residential	13,300	664,734
Essex Property Trust, Inc.	2,102	232,986
Extra Space Storage, Inc.	5,608	89,840
Federal Realty Investment Trust	1,286	99,524
First Industrial Realty Trust, Inc.(1)	1,235	9,398
First Potomac Realty Trust	702	11,049
General Growth Properties, Inc.	7,352	119,029
Getty Realty Corp.	445	13,265
Government Properties Income Trust	14,122	362,229
Hatteras Financial Corp.	250	7,745

24

Shares/ Principal Amount	Value
HCP, Inc.	17,184	$ 565,869
Healthcare Realty Trust, Inc.	322	6,646
Hersha Hospitality Trust	21,729	133,199
Highwoods Properties, Inc.	443	13,516
Host Hotels & Resorts, Inc.	42,204	695,522
Inland Real Estate Corp.	728	6,188
Kilroy Realty Corp.	314	10,714
Kimco Realty Corp.	23,650	394,009
LaSalle Hotel Properties	3,100	73,780
Lexington Realty Trust	3,446	27,051
Macerich Co. (The)	6,064	281,006
Medical Properties Trust, Inc.	602	6,309
MFA Financial, Inc.	1,879	15,314
National Health Investors, Inc.	177	7,788
National Retail Properties, Inc.	501	13,031
Nationwide Health Properties, Inc.	3,178	114,567
Omega Healthcare Investors, Inc.	2,942	62,106
Pennsylvania Real Estate Investment Trust	5,038	67,660
Piedmont Office Realty Trust, Inc., Class A	24,790	493,073
Post Properties, Inc.	3,168	107,934
ProLogis	29,348	381,817
PS Business Parks, Inc.	185	9,587
Public Storage	5,200	502,320
Rayonier, Inc.	3,448	175,710
Regency Centers Corp.	6,500	264,680
Sabra Health Care REIT, Inc.	271	4,626
Saul Centers, Inc.	163	6,939
Simon Property Group, Inc.	11,068	1,090,198
SL Green Realty Corp.	3,798	248,389
Sunstone Hotel Investors, Inc.(1)	12,040	114,621
Taubman Centers, Inc.	5,376	260,897
UDR, Inc.	9,726	216,890
Urstadt Biddle Properties, Inc., Class A	441	8,114
Ventas, Inc.	4,420	226,613
Vornado Realty Trust	8,418	686,740
Washington Real Estate Investment Trust	241	7,394
Weingarten Realty Investors	5,378	127,459
Weyerhaeuser Co.	23,240	387,876
Winthrop Realty Trust	536	6,416
		12,976,560
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
Brookfield Asset Management, Inc., Class A	2,700	78,921
CB Richard Ellis Group, Inc., Class A(1)	14,400	276,336
Forest City Enterprises, Inc., Class A(1)	5,800	89,030
Global Logistic Properties Ltd.(1)	117,000	196,720
Jones Lang LaSalle, Inc.	2,700	215,514
Sumitomo Realty & Development Co. Ltd.	7,000	150,723
Sun Hung Kai Properties Ltd.	5,000	82,678
		1,089,922
ROAD & RAIL — 0.2%
Arkansas Best Corp.	333	8,204
Canadian National Railway Co.	3,210	205,067
CSX Corp.	1,865	113,411
Kansas City Southern(1)	5,400	255,636
Norfolk Southern Corp.	1,618	97,355
Old Dominion Freight Line, Inc.(1)	241	6,960
Union Pacific Corp.	2,013	181,391
		868,024
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.2%
Advanced Micro Devices, Inc.(1)	5,424	39,541
Altera Corp.	6,400	224,576
Amtech Systems, Inc.(1)	519	10,743
Applied Materials, Inc.	59,458	739,063
ARM Holdings plc	102,320	629,930
ASML Holding NV	6,710	217,051
Atheros Communications, Inc.(1)	375	12,210
Broadcom Corp., Class A	9,433	419,674
Cavium Networks, Inc.(1)	6,999	257,528
Cirrus Logic, Inc.(1)	460	7,024
Cree, Inc.(1)	730	47,581
Cymer, Inc.(1)	249	9,479
Entegris, Inc.(1)	1,761	11,446

25

Shares/ Principal Amount	Value
GT Solar International, Inc.(1)	2,775	$ 18,565
Integrated Device Technology, Inc.(1)	2,032	13,066
Intel Corp.	64,495	1,362,134
Intersil Corp., Class A	806	10,277
KLA-Tencor Corp.	2,786	102,163
Linear Technology Corp.	10,118	329,847
LSI Corp.(1)	7,821	44,893
Marvell Technology Group Ltd.(1)	12,073	232,888
Mattson Technology, Inc.(1)	679	1,881
MEMC Electronic Materials, Inc.(1)	424	4,906
Micron Technology, Inc.(1)	42,300	307,098
MIPS Technologies, Inc.(1)	3,343	45,431
MKS Instruments, Inc.(1)	251	5,113
Photronics, Inc.(1)	2,657	16,978
Sigma Designs, Inc.(1)	1,163	13,956
Silicon Image, Inc.(1)	2,001	15,348
Skyworks Solutions, Inc.(1)	12,583	320,237
Standard Microsystems Corp.(1)	551	15,015
Teradyne, Inc.(1)	28,616	339,386
Texas Instruments, Inc.	9,382	298,348
Ultratech, Inc.(1)	940	17,268
Varian Semiconductor Equipment Associates, Inc.(1)	404	12,738
Veeco Instruments, Inc.(1)	3,384	148,828
Verigy Ltd.(1)	1,450	12,412
Zoran Corp.(1)	950	6,536
		6,321,158
SOFTWARE — 1.6%
ACI Worldwide, Inc.(1)	371	9,420
Activision Blizzard, Inc.	17,200	201,928
Ariba, Inc.(1)	547	11,069
Aspen Technology, Inc.(1)	143	1,787
Cadence Design Systems, Inc.(1)	18,731	147,226
Citrix Systems, Inc.(1)	7,338	487,390
CommVault Systems, Inc.(1)	1,544	44,977
Compuware Corp.(1)	630	6,489
Electronic Arts, Inc.(1)	4,650	69,331
Fortinet, Inc.(1)	371	11,824
Interactive Intelligence, Inc.(1)	680	18,387
Intuit, Inc.(1)	19,648	881,999
Kenexa Corp.(1)	1,093	20,013
Lawson Software, Inc.(1)	722	6,202
Microsoft Corp.	112,706	2,841,318
Motricity, Inc.(1)	2,424	72,090
Nintendo Co. Ltd.	500	135,799
Oracle Corp.	54,689	1,478,791
Parametric Technology Corp.(1)	955	20,456
Progress Software Corp.(1)	363	14,001
Quest Software, Inc.(1)	4,723	119,492
Radiant Systems, Inc.(1)	1,156	20,866
Red Hat, Inc.(1)	2,162	94,047
Rovi Corp.(1)	6,300	347,571
S1 Corp.(1)	2,819	17,872
salesforce.com, inc.(1)	4,415	614,656
SAP AG	8,060	376,014
Smith Micro Software, Inc.(1)	2,481	37,066
Sourcefire, Inc.(1)	215	5,833
Symantec Corp.(1)	15,287	256,822
Synopsys, Inc.(1)	249	6,397
Taleo Corp., Class A(1)	642	19,709
TIBCO Software, Inc.(1)	1,218	23,921
Ulticom, Inc.(1)	934	7,435
VMware, Inc., Class A(1)	1,863	151,872
Websense, Inc.(1)	898	18,615
		8,598,685
SPECIALTY RETAIL — 1.3%
Advance Auto Parts, Inc.	4,951	326,716
Aeropostale, Inc.(1)	419	11,326
American Eagle Outfitters, Inc.	10,375	171,187
AutoZone, Inc.(1)	887	230,097
Best Buy Co., Inc.	12,007	512,939
Brown Shoe Co., Inc.	551	7,835
Cabela’s, Inc.(1)	297	6,608
Cato Corp. (The), Class A	218	6,224
Charming Shoppes, Inc.(1)	1,776	6,758
Christopher & Banks Corp.	1,746	9,306
Coldwater Creek, Inc.(1)	1,823	6,162
Collective Brands, Inc.(1)	1,164	19,660
Dress Barn, Inc. (The)(1)	612	15,116
Finish Line, Inc. (The), Class A	1,645	29,363

26

Shares/ Principal Amount	Value
Gap, Inc. (The)	10,083	$ 215,373
Genesco, Inc.(1)	456	17,538
Group 1 Automotive, Inc.	163	6,313
Home Depot, Inc. (The)	16,954	512,180
Hot Topic, Inc.	1,031	6,320
Inditex SA	3,790	285,633
Jos. A. Bank Clothiers, Inc.(1)	238	10,719
Limited Brands, Inc.	10,296	346,666
Lithia Motors, Inc., Class A	1,128	14,619
Lowe’s Cos., Inc.	34,190	776,113
Men’s Wearhouse, Inc. (The)	254	7,244
Monro Muffler Brake, Inc.	998	49,341
New York & Co., Inc.(1)	1,755	6,055
Nitori Holdings Co. Ltd.	3,750	330,237
OfficeMax, Inc.(1)	6,639	113,460
O’Reilly Automotive, Inc.(1)	9,700	583,746
Penske Automotive Group, Inc.(1)	429	6,474
PEP Boys-Manny Moe & Jack	458	5,675
PetSmart, Inc.	12,853	486,615
Pier 1 Imports, Inc.(1)	1,449	14,142
RadioShack Corp.	720	13,284
Rent-A-Center, Inc.	1,640	45,658
Ross Stores, Inc.	4,589	297,734
Stage Stores, Inc.	428	6,476
Staples, Inc.	20,699	455,585
Systemax, Inc.(1)	550	7,139
Williams-Sonoma, Inc.	28,704	954,982
		6,934,618
TEXTILES, APPAREL & LUXURY GOODS — 0.4%
adidas AG	2,980	187,066
Burberry Group plc	23,271	360,521
Compagnie Financiere Richemont SA	500	26,952
Crocs, Inc.(1)	1,355	23,773
Culp, Inc.(1)	832	8,570
Deckers Outdoor Corp.(1)	708	54,445
Fossil, Inc.(1)	3,700	250,305
G-III Apparel Group Ltd.(1)	1,501	41,082
Iconix Brand Group, Inc.(1)	2,774	51,818
Jones Group, Inc. (The)	2,432	32,929
Lululemon Athletica, Inc.(1)	2,300	123,326
Maidenform Brands, Inc.(1)	447	12,266
Pandora A/S(1)	1,260	65,829
Phillips-Van Heusen Corp.	2,700	183,168
Steven Madden Ltd.(1)	1,013	45,838
Swatch Group AG (The)	1,110	445,703
True Religion Apparel, Inc.(1)	578	12,965
VF Corp.	4,000	331,520
Warnaco Group, Inc. (The)(1)	231	12,439
		2,270,515
THRIFTS & MORTGAGE FINANCE — 0.2%
Brookline Bancorp., Inc.	702	6,901
Capitol Federal Financial, Inc.	108	2,522
First Financial Holdings, Inc.	779	8,561
First Financial Northwest, Inc.	1,510	4,907
First Niagara Financial Group, Inc.	1,257	15,568
Flushing Financial Corp.	493	6,606
Hudson City Bancorp., Inc.	26,229	297,699
Kaiser Federal Financial Group, Inc.	647	6,245
Oritani Financial Corp.	678	7,614
People’s United Financial, Inc.	38,239	473,781
PMI Group, Inc. (The)(1)	1,238	3,863
Provident Financial Services, Inc.	908	12,512
Radian Group, Inc.	1,331	9,437
Washington Federal, Inc.	547	8,074
		864,290
TOBACCO — 0.3%
Altria Group, Inc.	26,395	633,480
British American Tobacco plc	8,117	294,239
Lorillard, Inc.	1,100	87,538
Philip Morris International, Inc.	14,546	827,522
		1,842,779
TRADING COMPANIES & DISTRIBUTORS — 0.2%
Beacon Roofing Supply, Inc.(1)	16,189	278,289
CAI International, Inc.(1)	342	6,994
Fastenal Co.	4,600	246,192
GATX Corp.	196	6,501
Kaman Corp.	335	9,437
Lawson Products, Inc.	535	10,759
Mitsubishi Corp.	15,000	379,257

27

Shares/ Principal Amount	Value
RSC Holdings, Inc.(1)	1,175	$ 9,153
Rush Enterprises, Inc., Class A(1)	727	12,773
United Rentals, Inc.(1)	2,232	43,792
W.W. Grainger, Inc.	1,000	124,930
WESCO International, Inc.(1)	111	5,297
Wolseley plc(1)	6,470	172,694
		1,306,068
WATER UTILITIES(2)
Artesian Resources Corp., Class A	562	10,549
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
American Tower Corp., Class A(1)	4,600	232,622
Crown Castle International Corp.(1)	9,271	385,117
NII Holdings, Inc.(1)	6,600	255,816
SBA Communications Corp., Class A(1)	14,596	571,434
SOFTBANK CORP.	11,300	391,564
Syniverse Holdings, Inc.(1)	268	8,190
Vodafone Group plc	266,160	665,503
		2,510,246
TOTAL COMMON STOCKS & RIGHTS (Cost $196,662,873)		244,680,802
U.S. Treasury Securities — 15.5%
U.S. Treasury Bonds, 5.50%, 8/15/28(3)	100,000	123,125
U.S. Treasury Bonds, 4.375%, 11/15/39(3)	5,110,000	5,337,553
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(3)	10,174,200	12,042,122
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(3)	555,852	620,644
U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/12(3)	1,845,300	1,923,294
U.S. Treasury Inflation Indexed Notes, 3.00%, 7/15/12(3)	9,536,965	10,094,286
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(3)	3,074,309	3,170,141
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(3)	17,220,660	18,567,367
U.S. Treasury Notes, 0.75%, 5/31/12(3)	1,700,000	1,709,634
U.S. Treasury Notes, 1.875%, 6/15/12(3)	4,000,000	4,091,876
U.S. Treasury Notes, 1.375%, 9/15/12(3)	9,000,000	9,150,471
U.S. Treasury Notes, 2.375%, 8/31/14(3)	2,000,000	2,100,938
U.S. Treasury Notes, 2.375%, 2/28/15(3)	4,000,000	4,195,944
U.S. Treasury Notes, 3.00%, 8/31/16(3)	7,400,000	7,916,268
U.S. Treasury Notes, 2.625%, 8/15/20(3)	3,700,000	3,654,620
TOTAL U.S. TREASURY SECURITIES(Cost $79,871,281)		84,698,283
Corporate Bonds — 9.0%
AEROSPACE & DEFENSE — 0.2%
Honeywell International, Inc., 5.30%, 3/1/18(3)	270,000	310,060
L-3 Communications Corp., 5.20%, 10/15/19(3)	100,000	106,306
Lockheed Martin Corp., 5.50%, 11/15/39(3)	310,000	321,695
United Technologies Corp., 6.05%, 6/1/36(3)	41,000	46,906
United Technologies Corp., 5.70%, 4/15/40(3)	190,000	211,018
		995,985
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.375%, 3/18/13(3)(4)	170,000	173,650
American Honda Finance Corp., 2.50%, 9/21/15(3)(4)	210,000	212,277
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(3)(4)	60,000	61,896
		447,823
BEVERAGES — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(3)	200,000	207,226
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19(4)	360,000	443,467
Dr Pepper Snapple Group, Inc., 6.82%, 5/1/18(3)	330,000	398,686
PepsiCo, Inc., 4.875%, 11/1/40(3)	50,000	49,153
SABMiller plc, 6.20%, 7/1/11(3)(4)	310,000	319,435
		1,417,967

28

Shares/ Principal Amount	Value
BIOTECHNOLOGY(2)
Amgen, Inc., 3.45%, 10/1/20(3)		$ 90,000	$ 88,630
CAPITAL MARKETS — 1.0%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(3)		290,000	332,381
Credit Suisse (New York), 5.00%, 5/15/13(3)		530,000	573,415
Credit Suisse (New York), 5.50%, 5/1/14(3)		300,000	332,825
Credit Suisse (New York), 5.30%, 8/13/19(3)		280,000	300,450
Credit Suisse (New York), 4.375%, 8/5/20(3)		140,000	138,820
Deutsche Bank AG (London), 4.875%, 5/20/13(3)		360,000	388,433
Deutsche Bank AG (London), 3.875%, 8/18/14(3)		220,000	233,955
Goldman Sachs Group, Inc. (The), 6.00%, 5/1/14(3)		220,000	244,436
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(3)		880,000	1,026,844
Jefferies Group, Inc., 8.50%, 7/15/19(3)		130,000	151,463
Morgan Stanley, 4.20%, 11/20/14(3)		250,000	258,897
Morgan Stanley, 6.625%, 4/1/18(3)		450,000	492,090
Morgan Stanley, 7.30%, 5/13/19(3)		370,000	416,061
UBS AG (Stamford Branch), 2.25%, 8/12/13(3)		100,000	101,474
UBS AG (Stamford Branch), 5.875%, 12/20/17(3)		220,000	245,978
			5,237,522
CHEMICALS — 0.1%
Dow Chemical Co. (The), 5.90%, 2/15/15(3)		100,000	112,220
Dow Chemical Co. (The), 2.50%, 2/15/16(3)		60,000	58,495
Dow Chemical Co. (The), 8.55%, 5/15/19(3)		240,000	303,147
Dow Chemical Co. (The), 4.25%, 11/15/20(3)		90,000	87,996
PPG Industries, Inc., 5.50%, 11/15/40(3)		20,000	20,014
			581,872
COMMERCIAL BANKS — 1.0%
Bank of Scotland plc, 3.25%, 1/25/13	EUR	95,000	125,375
Barclays Bank plc, 5.00%, 9/22/16(3)		220,000	236,033
BB&T Corp., 5.70%, 4/30/14(3)		220,000	244,880
Eurohypo AG, 3.75%, 4/11/11	EUR	1,290,000	1,689,098
Fifth Third Bancorp., 6.25%, 5/1/13(3)		130,000	142,273
HSBC Bank plc, 3.50%, 6/28/15(3)(4)		120,000	124,256
HSBC Holdings plc, 6.80%, 6/1/38(3)		70,000	74,594
HSBC USA, Inc., 5.00%, 9/27/20(3)		100,000	97,077
National Australia Bank Ltd., 2.75%, 9/28/15(3)(4)		100,000	100,533
PNC Bank N.A., 4.875%, 9/21/17(3)		530,000	555,871
PNC Bank N.A., 6.00%, 12/7/17(3)		340,000	379,502
Royal Bank of Scotland plc, 3.95%, 9/21/15		180,000	181,237
SunTrust Bank, 7.25%, 3/15/18(3)		130,000	146,098
Wachovia Bank N.A., 4.80%, 11/1/14(3)		444,000	477,932
Wachovia Bank N.A., 4.875%, 2/1/15(3)		169,000	181,337
Wells Fargo & Co., 4.375%, 1/31/13(3)		400,000	425,592
			5,181,688
COMMERCIAL SERVICES & SUPPLIES — 0.1%
Republic Services, Inc., 5.50%, 9/15/19(3)		240,000	268,975
Waste Management, Inc., 6.125%, 11/30/39(3)		150,000	162,704
			431,679
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39(3)		350,000	390,192
CONSUMER FINANCE — 0.3%
American Express Centurion Bank, 5.55%, 10/17/12(3)		80,000	85,725
American Express Centurion Bank, 6.00%, 9/13/17(3)		250,000	285,084
American Express Co., 7.25%, 5/20/14(3)		120,000	138,209

29

Shares/ Principal Amount	Value
Capital One Bank USA N.A., 8.80%, 7/15/19(3)	$ 75,000	$ 93,380
General Electric Capital Corp., 3.75%, 11/14/14(3)	250,000	263,299
General Electric Capital Corp., 2.25%, 11/9/15(3)	170,000	164,869
General Electric Capital Corp., 5.625%, 9/15/17(3)	375,000	413,441
General Electric Capital Corp., 4.375%, 9/16/20(3)	350,000	342,296
		1,786,303
DIVERSIFIED FINANCIAL SERVICES — 0.6%
Bank of America Corp., 6.50%, 8/1/16(3)	200,000	217,423
Bank of America Corp., 5.75%, 12/1/17(3)	210,000	217,736
Bank of America N.A., 5.30%, 3/15/17(3)	500,000	506,837
Citigroup, Inc., 6.00%, 12/13/13(3)	330,000	361,100
Citigroup, Inc., 6.01%, 1/15/15(3)	240,000	262,023
Citigroup, Inc., 4.75%, 5/19/15	70,000	73,080
Citigroup, Inc., 6.125%, 5/15/18(3)	370,000	403,803
Citigroup, Inc., 8.50%, 5/22/19(3)	140,000	171,484
Citigroup, Inc., 5.375%, 8/9/20(3)	80,000	81,878
JPMorgan Chase & Co., 6.00%, 1/15/18(3)	840,000	947,706
		3,243,070
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
Alltel Corp., 7.875%, 7/1/32(3)	140,000	182,142
AT&T, Inc., 6.80%, 5/15/36(3)	40,000	44,888
AT&T, Inc., 6.55%, 2/15/39(3)	185,000	204,159
British Telecommunications plc, 5.95%, 1/15/18(3)	100,000	110,502
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(3)	130,000	176,005
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(3)	100,000	121,534
Embarq Corp., 7.08%, 6/1/16(3)	120,000	135,426
France Telecom SA, 4.375%, 7/8/14(3)	360,000	391,606
Qwest Corp., 7.875%, 9/1/11(3)	130,000	136,500
Qwest Corp., 7.50%, 10/1/14(3)	130,000	147,875
Telecom Italia Capital SA, 6.175%, 6/18/14(3)	280,000	303,371
Telecom Italia Capital SA, 7.00%, 6/4/18(3)	100,000	111,354
Telefonica Emisiones SAU, 5.88%, 7/15/19(3)	340,000	363,470
Verizon Communications, Inc., 6.40%, 2/15/38(3)	110,000	122,552
		2,551,384
ELECTRIC UTILITIES — 0.3%
Carolina Power & Light Co., 5.15%, 4/1/15(3)	141,000	159,378
Carolina Power & Light Co., 5.25%, 12/15/15(3)	287,000	330,840
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(3)	127,000	138,771
Duke Energy Corp., 3.95%, 9/15/14(3)	160,000	171,063
Edison International, 3.75%, 9/15/17(3)	110,000	112,438
Exelon Generation Co. LLC, 4.00%, 10/1/20(3)	90,000	87,956
FirstEnergy Solutions Corp., 6.05%, 8/15/21(3)	370,000	392,873
Florida Power Corp., 6.35%, 9/15/37(3)	270,000	316,813
Southern California Edison Co., 5.625%, 2/1/36(3)	100,000	107,402
		1,817,534
ENERGY EQUIPMENT & SERVICES — 0.1%
Transocean, Inc., 6.50%, 11/15/20(3)	80,000	87,185
Weatherford International Ltd., 9.625%, 3/1/19(3)	340,000	438,330
		525,515
FOOD & STAPLES RETAILING — 0.2%
CVS Caremark Corp., 6.60%, 3/15/19(3)	330,000	398,633
Kroger Co. (The), 6.40%, 8/15/17(3)	180,000	210,527
Wal-Mart Stores, Inc., 5.875%, 4/5/27(3)	57,000	64,516
Wal-Mart Stores, Inc., 6.20%, 4/15/38(3)	30,000	34,813
Wal-Mart Stores, Inc., 5.625%, 4/1/40(3)	470,000	509,185

30

Shares/ Principal Amount	Value
Wal-Mart Stores, Inc., 5.00%, 10/25/40(3)	$ 130,000	$ 128,897
		1,346,571
FOOD PRODUCTS — 0.2%
Kellogg Co., 4.45%, 5/30/16(3)	290,000	320,272
Kraft Foods, Inc., 6.00%, 2/11/13(3)	100,000	110,454
Kraft Foods, Inc., 5.375%, 2/10/20(3)	330,000	367,664
Kraft Foods, Inc., 6.50%, 2/9/40(3)	155,000	178,253
Mead Johnson Nutrition Co., 3.50%, 11/1/14(3)	150,000	157,393
		1,134,036
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Baxter International, Inc., 5.90%, 9/1/16(3)	175,000	208,827
Covidien International Finance SA, 1.875%, 6/15/13(3)	170,000	172,893
		381,720
HEALTH CARE PROVIDERS & SERVICES — 0.2%
Express Scripts, Inc., 5.25%, 6/15/12(3)	280,000	296,941
Express Scripts, Inc., 7.25%, 6/15/19(3)	340,000	416,869
Medco Health Solutions, Inc., 7.25%, 8/15/13(3)	400,000	458,750
WellPoint, Inc., 5.80%, 8/15/40(3)	60,000	61,326
		1,233,886
HOTELS, RESTAURANTS & LEISURE — 0.1%
McDonald’s Corp., 5.35%, 3/1/18(3)	80,000	92,241
Yum! Brands, Inc., 5.30%, 9/15/19(3)	380,000	416,408
		508,649
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.00%, 2/1/13(3)	273,000	293,732
General Electric Co., 5.25%, 12/6/17(3)	320,000	350,482
		644,214
INSURANCE — 0.4%
Allstate Corp. (The), 7.45%, 5/16/19	220,000	272,873
American International Group, Inc. 3.65%, 1/15/14(5)	60,000	59,981
American International Group, Inc., 5.85%, 1/16/18(3)	70,000	70,700
CNA Financial Corp., 5.875%, 8/15/20(3)	60,000	60,837
Genworth Financial, Inc., 7.20%, 2/15/21(3)	50,000	49,512
Hartford Financial Services Group, Inc. (The), 4.00%, 3/30/15(3)	110,000	111,991
Lincoln National Corp., 6.25%, 2/15/20(3)	180,000	200,171
MetLife Global Funding I, 5.125%, 4/10/13(3)(4)	295,000	319,643
MetLife, Inc., 6.75%, 6/1/16(3)	280,000	328,844
New York Life Global Funding, 4.65%, 5/9/13(3)(4)	220,000	237,132
Prudential Financial, Inc., 7.375%, 6/15/19(3)	150,000	180,017
Prudential Financial, Inc., 5.40%, 6/13/35(3)	320,000	298,019
Travelers Cos., Inc. (The), 5.90%, 6/2/19(3)	140,000	161,950
Travelers Cos., Inc. (The), 3.90%, 11/1/20(3)	40,000	39,855
		2,391,525
INTERNET SOFTWARE & SERVICES(2)
eBay, Inc., 3.25%, 10/15/20(3)	50,000	48,289
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(3)	250,000	269,477
MEDIA — 0.7%
CBS Corp., 5.75%, 4/15/20(3)	110,000	119,140
CBS Corp., 4.30%, 2/15/21(3)	140,000	135,481
CBS Corp., 5.50%, 5/15/33(3)	150,000	138,639
Comcast Corp., 5.90%, 3/15/16(3)	292,000	335,057
Comcast Corp., 5.70%, 5/15/18(3)	180,000	202,938
Comcast Corp., 6.40%, 5/15/38(3)	160,000	171,511
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(3)	340,000	367,865
NBC Universal, Inc., 5.15%, 4/30/20(3)(4)	80,000	85,437

31

Shares/ Principal Amount	Value
NBC Universal, Inc., 4.375%, 4/1/21(4)	$ 200,000	$ 200,816
NBC Universal, Inc., 5.95%, 4/1/41(4)	60,000	61,316
News America, Inc., 6.90%, 8/15/39(3)	170,000	194,531
Omnicom Group, Inc., 4.45%, 8/15/20(3)	195,000	197,519
Time Warner Cable, Inc., 5.40%, 7/2/12(3)	210,000	223,745
Time Warner Cable, Inc., 6.75%, 7/1/18(3)	360,000	427,649
Time Warner, Inc., 3.15%, 7/15/15(3)	170,000	175,530
Time Warner, Inc., 7.70%, 5/1/32(3)	220,000	269,034
Viacom, Inc., 6.25%, 4/30/16(3)	480,000	561,222
		3,867,430
METALS & MINING — 0.1%
Alcoa, Inc., 6.15%, 8/15/20(3)	130,000	134,444
Anglo American Capital plc, 4.45%, 9/27/20(3)(4)	30,000	30,950
ArcelorMittal, 5.25%, 8/5/20(3)	100,000	99,133
Newmont Mining Corp., 6.25%, 10/1/39(3)	270,000	302,044
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(3)	70,000	68,023
		634,594
MULTILINE RETAIL(2)
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(3)	209,000	216,837
MULTI-UTILITIES — 0.3%
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(3)	270,000	309,863
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(3)	380,000	410,978
Dominion Resources, Inc., 6.40%, 6/15/18(3)	260,000	312,696
Pacific Gas & Electric Co., 5.80%, 3/1/37(3)	294,000	316,034
PG&E Corp., 5.75%, 4/1/14(3)	50,000	55,679
Sempra Energy, 8.90%, 11/15/13(3)	200,000	237,872
Sempra Energy, 6.50%, 6/1/16(3)	150,000	178,158
		1,821,280
OFFICE ELECTRONICS(2)
Xerox Corp., 5.65%, 5/15/13(3)	100,000	108,856
Xerox Corp., 4.25%, 2/15/15(3)	90,000	95,903
		204,759
OIL, GAS & CONSUMABLE FUELS — 0.9%
Anadarko Petroleum Corp., 6.45%, 9/15/36(3)	340,000	329,791
Apache Corp., 5.10%, 9/1/40(3)	80,000	78,254
Apache Corp., 5.25%, 2/1/42(5)	60,000	59,266
BP Capital Markets plc, 4.50%, 10/1/20(3)	90,000	91,509
ConocoPhillips, 5.75%, 2/1/19(3)	230,000	271,731
ConocoPhillips, 6.50%, 2/1/39(3)	95,000	115,326
Enbridge Energy Partners LP, 6.50%, 4/15/18(3)	130,000	151,862
Enbridge Energy Partners LP, 5.50%, 9/15/40(3)	100,000	96,598
Enterprise Products Operating LLC, 6.30%, 9/15/17(3)	320,000	366,264
Enterprise Products Operating LLC, 6.45%, 9/1/40(3)	50,000	53,718
EOG Resources, Inc., 5.625%, 6/1/19(3)	210,000	240,306
Hess Corp., 6.00%, 1/15/40(3)	140,000	148,091
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(3)	290,000	340,733
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(3)	160,000	164,963
Magellan Midstream Partners LP, 6.55%, 7/15/19(3)	50,000	58,478
Motiva Enterprises LLC, 5.75%, 1/15/20(3)(4)	130,000	148,524
Nexen, Inc., 5.65%, 5/15/17(3)	220,000	247,297
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(3)	60,000	62,779
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(3)	290,000	369,993

32

Shares/ Principal Amount	Value
Shell International Finance BV, 3.10%, 6/28/15(3)		$ 120,000	$ 125,891
Shell International Finance BV, 4.30%, 9/22/19(3)		260,000	279,609
Shell International Finance BV, 6.375%, 12/15/38(3)		240,000	285,412
Talisman Energy, Inc., 7.75%, 6/1/19(3)		360,000	456,267
TransCanada PipeLines Ltd., 3.80%, 10/1/20		80,000	80,881
Williams Partners LP, 5.25%, 3/15/20(3)		140,000	150,027
Williams Partners LP, 4.125%, 11/15/20(3)		70,000	68,988
			4,842,558
PAPER & FOREST PRODUCTS(2)
International Paper Co., 9.375%, 5/15/19(3)		130,000	169,800
PHARMACEUTICALS — 0.3%
Abbott Laboratories, 5.875%, 5/15/16(3)		130,000	154,434
Abbott Laboratories, 5.30%, 5/27/40(3)		90,000	93,784
AstraZeneca plc, 5.40%, 9/15/12(3)		325,000	352,409
AstraZeneca plc, 5.90%, 9/15/17(3)		300,000	357,385
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(3)		240,000	262,492
Pfizer, Inc., 7.20%, 3/15/39(3)		210,000	278,931
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(3)		250,000	271,970
			1,771,405
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Boston Properties LP, 4.125%, 5/15/21(3)		120,000	116,504
Digital Realty Trust LP, 5.875%, 2/1/20(3)		170,000	178,653
Kimco Realty Corp., 6.875%, 10/1/19(3)		80,000	92,897
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(3)		50,000	49,123
			437,177
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)
AMB Property LP, 6.625%, 12/1/19(3)		160,000	180,067
ROAD & RAIL — 0.1%
Burlington Northern Santa Fe Corp., 5.05%, 3/1/41(3)		50,000	47,941
Union Pacific Corp., 5.75%, 11/15/17(3)		400,000	459,663
			507,604
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17(3)		302,000	337,578
SPECIALTY RETAIL — 0.1%
Lowe’s Cos., Inc., 2.125%, 4/15/16(3)		100,000	100,349
Staples, Inc., 9.75%, 1/15/14(3)		190,000	233,260
			333,609
THRIFTS & MORTGAGE FINANCE — 0.1%
Cie de Financement Foncier, 1.25%, 12/1/11	JPY	67,000,000	804,405
TOBACCO(2)
Altria Group, Inc., 10.20%, 2/6/39(3)		80,000	115,589
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Rogers Communications, Inc., 6.25%, 6/15/13(3)		240,000	268,354
TOTAL CORPORATE BONDS (Cost $45,622,806)			49,168,577
U.S. Government Agency Mortgage-Backed Securities(6) — 8.6%
FHLMC, 6.50%, 12/1/12(3)		1,648	1,802
FHLMC, 7.00%, 6/1/14(3)		31,952	34,335
FHLMC, 6.50%, 6/1/16(3)		50,926	55,670
FHLMC, 4.50%, 1/1/19(3)		1,242,917	1,320,845
FHLMC, 5.00%, 1/1/21(3)		1,405,461	1,514,428
FHLMC, 5.00%, 4/1/21(3)		456,317	488,559
FHLMC, 8.00%, 7/1/30(3)		10,312	12,069
FHLMC, 6.50%, 5/1/31(3)		27,131	30,627
FHLMC, 5.50%, 12/1/33(3)		499,170	538,848
FHLMC, 5.50%, 1/1/38(3)		2,300,374	2,471,726
FHLMC, 6.00%, 11/1/38		2,456,350	2,666,268
FHLMC, 6.50%, 7/1/47(3)		79,369	87,551
FNMA, 6.50%, 5/1/11(3)		473	518
FNMA, 6.50%, 5/1/11(3)		1,048	1,145
FNMA, 6.50%, 5/1/11(3)		1,590	1,738
FNMA, 6.50%, 2/1/12(3)		499	546
FNMA, 6.50%, 4/1/12(3)		3,660	4,001

33

Shares/ Principal Amount	Value
FNMA, 6.50%, 5/1/12(3)		$ 1,011	$ 1,105
FNMA, 6.00%, 4/1/14(3)		20,724	22,619
FNMA, 7.50%, 6/1/15(3)		5,642	6,197
FNMA, 4.50%, 5/1/19(3)		1,323,248	1,408,680
FNMA, 5.00%, 9/1/20(3)		1,158,905	1,241,139
FNMA, 7.00%, 6/1/26(3)		1,248	1,421
FNMA, 7.50%, 3/1/27(3)		15,375	17,647
FNMA, 6.50%, 6/1/29(3)		14,467	16,348
FNMA, 7.00%, 7/1/29(3)		13,659	15,592
FNMA, 7.00%, 7/1/29(3)		73,103	83,379
FNMA, 7.00%, 3/1/30(3)		29,141	33,266
FNMA, 7.50%, 8/1/30(3)		19,968	22,980
FNMA, 7.50%, 9/1/30(3)		12,908	14,838
FNMA, 6.50%, 9/1/31(3)		104,173	117,711
FNMA, 7.00%, 9/1/31(3)		33,312	38,081
FNMA, 6.50%, 1/1/32(3)		35,463	40,071
FNMA, 7.00%, 6/1/32(3)		293,194	335,368
FNMA, 5.50%, 6/1/33(3)		898,405	972,344
FNMA, 5.50%, 8/1/33(3)		1,864,718	2,018,187
FNMA, 5.50%, 9/1/33(3)		499,880	541,021
FNMA, 5.00%, 11/1/33(3)		2,832,156	3,017,360
FNMA, 5.50%, 1/1/34(3)		2,935,119	3,178,346
FNMA, 4.50%, 9/1/35(3)		2,210,217	2,311,435
FNMA, 5.00%, 2/1/36(3)		3,031,988	3,224,573
FNMA, 5.50%, 4/1/36(3)		574,125	619,582
FNMA, 5.00%, 10/1/36(3)		284,583	302,125
FNMA, 5.50%, 12/1/36(3)		1,722,772	1,855,944
FNMA, 5.50%, 1/1/37		6,583,089	7,104,313
FNMA, 5.50%, 2/1/37(3)		1,053,116	1,134,523
FNMA, 6.50%, 8/1/37(3)		1,020,896	1,130,758
FNMA, 6.50%, 6/1/47(3)		68,224	74,947
FNMA, 6.50%, 8/1/47(3)		258,263	283,715
FNMA, 6.50%, 8/1/47(3)		276,153	303,369
FNMA, 6.50%, 9/1/47(3)		25,113	27,587
FNMA, 6.50%, 9/1/47(3)		97,911	107,560
FNMA, 6.50%, 9/1/47(3)		158,213	173,805
FNMA, 6.50%, 9/1/47(3)		269,851	296,445
FNMA, 6.50%, 9/1/47(3)		385,828	423,852
GNMA, 7.00%, 1/15/24(3)		6,425	7,373
GNMA, 8.00%, 7/15/24(3)		6,505	7,667
GNMA, 8.00%, 9/15/24(3)		5,289	6,234
GNMA, 9.00%, 4/20/25(3)		2,227	2,643
GNMA, 7.00%, 9/15/25(3)		30,703	35,286
GNMA, 7.50%, 10/15/25(3)		10,511	12,134
GNMA, 7.50%, 2/15/26(3)		17,214	19,872
GNMA, 6.00%, 4/15/26(3)		3,178	3,528
GNMA, 8.25%, 7/15/26(3)		39,645	47,310
GNMA, 9.00%, 8/20/26(3)		812	959
GNMA, 7.00%, 12/15/27(3)		28,705	33,072
GNMA, 6.50%, 2/15/28(3)		2,339	2,699
GNMA, 6.50%, 2/15/28(3)		13,284	15,329
GNMA, 6.50%, 3/15/28(3)		12,305	14,199
GNMA, 6.50%, 4/15/28(3)		2,399	2,768
GNMA, 6.00%, 7/15/28(3)		15,145	16,856
GNMA, 6.00%, 10/15/28(3)		44,650	49,693
GNMA, 7.00%, 5/15/31(3)		22,914	26,467
GNMA, 5.50%, 11/15/32(3)		297,512	325,183
GNMA, 6.50%, 10/15/38(3)		4,042,126	4,586,076
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $43,264,490)			46,964,257
Sovereign Governments & Agencies — 7.1%
AUSTRALIA — 0.1%
Government of Australia, 6.50%, 5/15/13	AUD	445,000	441,300
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	285,000	270,874
			712,174
AUSTRIA — 0.4%
Republic of Austria, 3.40%, 10/20/14	EUR	450,000	616,531
Republic of Austria, 4.30%, 9/15/17(4)	EUR	190,000	270,583
Republic of Austria, 4.35%, 3/15/19(4)	EUR	655,000	930,596
Republic of Austria, 4.15%, 3/15/37(4)	EUR	147,000	208,632
			2,026,342
BELGIUM — 0.4%
Kingdom of Belgium, 4.00%, 3/28/14	EUR	725,000	986,995
Kingdom of Belgium, 4.00%, 3/28/18	EUR	290,000	386,362
Kingdom of Belgium, 3.75%, 9/28/20	EUR	260,000	331,106
Kingdom of Belgium, 5.00%, 3/28/35	EUR	170,000	244,439
			1,948,902

34

Shares/ Principal Amount	Value
CANADA — 0.4%
Government of Canada, 3.75%, 6/1/12	CAD	640,000	$ 644,283
Government of Canada, 5.00%, 6/1/14	CAD	490,000	525,504
Government of Canada, 3.75%, 6/1/19	CAD	280,000	288,447
Government of Canada, 5.75%, 6/1/33	CAD	420,000	549,672
Hydro Quebec, 8.40%, 1/15/22(3)		$77,000	110,743
			2,118,649
DENMARK — 0.2%
Kingdom of Denmark, 5.00%, 11/15/13	DKK	4,180,000	804,248
Kingdom of Denmark, 4.00%, 11/15/17	DKK	890,000	170,525
Kingdom of Denmark, 4.00%, 11/15/19	DKK	560,000	106,427
			1,081,200
FINLAND — 0.4%
Government of Finland, 4.25%, 9/15/12	EUR	365,000	501,481
Government of Finland, 3.125%, 9/15/14	EUR	460,000	632,696
Government of Finland, 3.875%, 9/15/17	EUR	245,000	347,006
Government of Finland, 4.375%, 7/4/19	EUR	104,000	150,941
Government of Finland, 3.375%, 4/15/20	EUR	155,000	208,353
Government of Finland, 4.00%, 7/4/25	EUR	146,000	205,899
			2,046,376
FRANCE — 0.2%
Government of France, 4.00%, 4/25/14	EUR	337,000	472,601
Government of France, 4.25%, 4/25/19	EUR	310,000	442,058
Government of France, 5.50%, 4/25/29	EUR	145,000	237,097
Government of France, 4.75%, 4/25/35	EUR	145,000	223,000
			1,374,756
GERMANY — 1.1%
German Federal Republic, 4.25%, 10/12/12	EUR	500,000	689,853
German Federal Republic, 3.50%, 1/4/16	EUR	1,290,000	1,815,031
German Federal Republic, 3.75%, 1/4/19	EUR	680,000	963,158
German Federal Republic, 5.625%, 1/4/28	EUR	330,000	566,254
German Federal Republic, 4.75%, 7/4/34	EUR	335,000	545,452
German Federal Republic, 4.25%, 7/4/39	EUR	395,000	619,466
KfW, 4.375%, 10/11/13	EUR	660,000	923,334
			6,122,548
IRELAND — 0.3%
Republic of Ireland, 4.00%, 1/15/14	EUR	284,000	327,174
Republic of Ireland, 5.90%, 10/18/19	EUR	900,000	947,972
Republic of Ireland, 5.40%, 3/13/25	EUR	171,000	156,491
			1,431,637
ITALY — 0.3%
Republic of Italy, 5.25%, 8/1/17	EUR	460,000	636,410
Republic of Italy, 4.75%, 8/1/23	EUR	370,000	477,317
Republic of Italy, 5.00%, 8/1/34	EUR	260,000	323,499
Republic of Italy, 4.00%, 2/1/37	EUR	193,000	207,867
			1,645,093
JAPAN — 1.2%
Government of Japan, 1.20%, 3/20/12	JPY	131,900,000	1,596,995
Government of Japan, 0.60%, 9/20/14	JPY	73,300,000	884,134
Government of Japan, 1.20%, 6/20/15	JPY	109,800,000	1,355,968
Government of Japan, 1.50%, 9/20/18	JPY	75,900,000	949,860
Government of Japan, 2.10%, 12/20/26	JPY	85,700,000	1,067,185
Government of Japan, 2.40%, 3/20/37	JPY	45,700,000	582,857
			6,436,999
MULTI-NATIONAL — 0.2%
European Investment Bank, 4.75%, 6/6/12	GBP	300,000	491,763
European Investment Bank, 5.375%, 10/15/12	EUR	420,000	587,850
			1,079,613
NETHERLANDS — 0.3%
Kingdom of Netherlands, 4.25%, 7/15/13	EUR	620,000	870,048
Kingdom of Netherlands, 4.00%, 7/15/16	EUR	217,000	309,027

35

Shares/ Principal Amount	Value
Kingdom of Netherlands, 3.50%, 7/15/20	EUR	345,000	$ 468,878
Kingdom of Netherlands, 4.00%, 1/15/37	EUR	170,000	248,561
			1,896,514
PORTUGAL — 0.3%
Republic of Portugal, 3.60%, 10/15/14	EUR	190,000	230,591
Republic of Portugal, 4.35%, 10/16/17	EUR	470,000	540,412
Republic of Portugal, 4.75%, 6/14/19	EUR	529,000	593,309
Republic of Portugal, 4.10%, 4/15/37	EUR	90,000	78,819
			1,443,131
SPAIN — 0.3%
Government of Spain, 5.40%, 7/30/11	EUR	270,000	354,819
Government of Spain, 4.25%, 1/31/14	EUR	510,000	665,439
Government of Spain, 4.00%, 4/30/20	EUR	150,000	174,676
Government of Spain, 4.90%, 7/30/40	EUR	310,000	337,264
			1,532,198
SWEDEN — 0.1%
Government of Sweden, 5.25%, 3/15/11	SEK	2,325,000	334,393
Government of Sweden, 6.75%, 5/5/14	SEK	1,200,000	196,505
Government of Sweden, 4.25%, 3/12/19	SEK	1,105,000	171,601
			702,499
UNITED KINGDOM — 0.9%
Government of United Kingdom, 5.00%, 3/7/12(3)	GBP	120,000	196,940
Government of United Kingdom, 5.00%, 9/7/14	GBP	260,000	455,216
Government of United Kingdom, 4.00%, 9/7/16	GBP	265,000	451,214
Government of United Kingdom, 4.50%, 3/7/19	GBP	495,000	853,407
Government of United Kingdom, 3.75%, 9/7/19	GBP	415,000	675,858
Government of United Kingdom, 8.00%, 6/7/21	GBP	69,000	152,097
Government of United Kingdom, 4.25%, 6/7/32	GBP	180,000	283,112
Government of United Kingdom, 4.25%, 3/7/36	GBP	335,000	523,903
Government of United Kingdom, 4.50%, 12/7/42	GBP	875,000	1,426,760
			5,018,507
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES(Cost $40,107,039)			38,617,138
U.S. Government Agency Securities and Equivalents — 3.0%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.4%
FNMA, 5.375%, 6/12/17(3)		5,500,000	6,514,656
FNMA, 6.625%, 11/15/30(3)		652,000	860,626
			7,375,282
GOVERNMENT-BACKED CORPORATE BONDS(7) — 1.6%
Bank of America Corp., VRN, 0.59%, 1/31/11(3)		2,400,000	2,411,182
Citigroup Funding, Inc., VRN, 0.62%, 1/31/11(3)		2,500,000	2,515,170
KeyCorp, VRN, 0.94%, 12/15/10(3)		1,300,000	1,300,355
Morgan Stanley, VRN, 0.64%, 12/20/10(3)		2,500,000	2,517,280
			8,743,987
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS(Cost $15,467,773)			16,119,269
Commercial Paper(8) — 2.6%
Austin Texas, 0.30%, 12/15/10(3)		1,992,000	1,991,841
Catholic Health Initiatives, 0.32%, 1/13/11(3)		1,063,000	1,063,032
Chariot Funding LLC, 0.25%, 12/1/10(3)(4)		1,100,000	1,099,989
Chicago Illinois, 0.40%, 2/3/11		500,000	499,625
Crown Point Capital Co., 0.40%, 12/10/10(3)(4)		1,900,000	1,899,848
Govco LLC, 0.45%, 2/7/11(3)(4)		2,000,000	1,998,820
Legacy Capital LLC, 0.35%, 12/2/10(3)(4)		2,000,000	1,999,960
Salvation Army (The), 0.27%, 12/2/10(3)		1,600,000	1,599,984
Shell International Finance BV, 0.38%, 4/5/11(3)(4)		2,000,000	1,998,320
TOTAL COMMERCIAL PAPER (Cost $14,149,861)			14,151,419

36

Shares/ Principal Amount	Value
Municipal Securities — 1.7%
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(3)	$ 260,000	$ 266,594
California GO, (Building Bonds), 7.30%, 10/1/39(3)	155,000	155,293
California GO, (Building Bonds), 7.60%, 11/1/40(5)	45,000	46,629
Columbus Development Auth. Industrial Rev., (Litho-Krome), VRDN, 0.50%, 12/1/10 (LOC: Bank of America N.A.)(3)	2,500,000	2,500,000
Georgia Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(3)	170,000	169,736
Gulf Gate Apartments, VRDN, 0.28%, 12/2/10(3)(4)	3,000,000	3,000,000
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(3)	350,000	273,714
Illinois GO, Series 2010-3, (Building Bonds), 6.725%, 4/1/35	110,000	103,906
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(3)	190,000	195,425
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(3)	80,000	72,086
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(3)	100,000	112,723
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(3)	110,000	108,803
Orange County Housing Finance Auth. Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.24%, 12/1/10 (LOC: FNMA)(3)	945,000	945,000
Oregon State Department of Transportation Highway Usertax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(3)	70,000	74,543
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(3)	175,000	175,390
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(3)	180,000	180,131
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(3)	130,000	120,662
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(3)	210,000	204,637
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(3)	145,000	145,267
Texas GO, (Building Bonds), 5.52%, 4/1/39(3)	150,000	156,313
University Regiments Medical Center Rev., (Building Bonds), 6.55%, 5/15/48(3)	155,000	155,795
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(3)	170,000	165,694
TOTAL MUNICIPAL SECURITIES (Cost $9,409,855)		9,328,341
Commercial Mortgage-Backed Securities(6) — 1.6%
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 12/1/10(3)	600,000	620,704
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.43%, 12/15/10, resets monthly off the 1-month LIBOR plus 0.18% with no caps(3)(4)	549,357	487,854
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 12/1/10(3)	300,000	319,701

37

Shares/ Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 12/1/10(3)	$ 700,000	$ 757,045
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.76%, 7/10/39(3)	400,000	415,345
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(3)	800,000	854,417
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(3)	300,000	314,908
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(3)	600,000	623,934
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(3)	214,717	214,825
Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN, 0.32%, 12/15/10, resets monthly off the 1-month LIBOR plus 0.07% with no caps(3)(4)	678,676	662,108
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(3)	573,310	592,991
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(3)	190,343	194,451
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(3)	147,477	148,377
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(3)	300,000	315,560
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(3)	240,876	242,238
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3 SEQ, 4.50%, 10/15/41(3)	200,000	206,678
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A5, VRN, 5.09%, 12/1/10(3)	400,000	407,782
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 12/1/10(3)	900,000	938,586
Wachovia Bank Commercial Mortgage Trust, Series 2006 C23, Class A4, VRN, 5.42%, 12/1/10(3)	500,000	542,014
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES(Cost $8,790,569)		8,859,518
Collateralized Mortgage Obligations(6) — 0.3%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS(2)
MASTR Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%, 12/25/33(3)	23,586	24,501
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(3)	1,400,000	1,532,963
FNMA, Series 2003-52, Class KF SEQ, VRN, 0.65%, 12/27/10, resets monthly off the 1-month LIBOR plus 0.40% with a cap of 7.50%(3)	278,206	278,691
		1,811,654
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS(Cost $1,651,231)		1,836,155

38

	Shares	Value
Convertible Preferred Stocks(2)
INSURANCE(2)
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	1,681	$ 92,770
LEISURE EQUIPMENT & PRODUCTS(2)
Callaway Golf Co., Series B, 7.50%	94	11,832
MEDIA(2)
LodgeNet Interactive Corp., 10.00%(4)	7	7,753
REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
Entertainment Properties Trust, Series E, 9.00%	307	8,734
Lexington Realty Trust, Series C, 6.50%	165	7,005
		15,739
TOBACCO(2)
Universal Corp., 6.75%	11	11,222
TOTAL CONVERTIBLE PREFERRED STOCKS(Cost $138,891)		139,316

	Shares	Value
Preferred Stocks(2)
REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
DuPont Fabros Technology, Inc., Series A, 7.875%	289	$ 7,204
National Retail Properties, Inc., Series C, 7.375%	593	14,788
PS Business Parks, Inc., Series O, 7.375%	219	5,571
TOTAL PREFERRED STOCKS(Cost $27,028)		27,563
Temporary Cash Investments – Segregated For Futures Contracts — 1.3%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares (Cost $7,191,000)	7,191,000	7,191,000
Temporary Cash Investments — 2.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(3) (Cost $15,699,929)	15,699,929	15,699,929
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $478,054,626)		537,481,567
OTHER ASSETS AND LIABILITIES — 1.6%		8,484,646
TOTAL NET ASSETS — 100.0%		$545,966,213

39

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
15,978	EUR for AUD	Barclays Bank plc	1/28/11	$ 20,736	$ 1,143
35,824	EUR for DKK	Barclays Bank plc	1/28/11	46,492	2,503
12,493,000	JPY for EUR	UBS AG	1/28/11	149,405	7,128
15,000	EUR for GBP	Westpac Banking Corp.	1/28/11	19,467	1,066
15,712,290	JPY for GBP	HSBC Bank plc	1/28/11	187,904	349
34,000	CAD for USD	UBS AG	1/28/11	33,084	529
118,689	CAD for USD	UBS AG	1/28/11	115,491	49
8,000	CHF for USD	UBS AG	1/28/11	7,979	210
57,922	CHF for USD	HSBC Bank plc	1/28/11	57,771	1,327
299,000	DKK for USD	UBS AG	1/28/11	52,073	4,197
2,750,723	DKK for USD	Barclays Bank plc	1/28/11	479,059	32,351
9,000	EUR for USD	Westpac Banking Corp.	1/28/11	11,680	719
10,000	EUR for USD	HSBC Bank plc	1/28/11	12,978	871
20,000	EUR for USD	UBS AG	1/28/11	25,955	2,101
6,245,473	JPY for USD	Westpac Banking Corp.	1/28/11	74,690	2,236
51,032,000	JPY for USD	Barclays Bank plc	1/28/11	610,295	1,519
71,000	NOK for USD	UBS AG	1/28/11	11,397	695
14,000	NZD for USD	UBS AG	1/28/11	10,362	371
921,090	SEK for USD	Deutsche Bank AG	1/28/11	130,728	5,867
				$2,057,546	$65,231

(Value on Settlement Date $2,122,777)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
22,380	AUD for EUR	Barclays Bank plc	1/28/11	$ 21,296	$ (583)
267,000	DKK for EUR	Barclays Bank plc	1/28/11	46,500	(2,495)
111,720	EUR for JPY	UBS AG	1/28/11	144,986	(11,546)
12,849	GBP for EUR	Westpac Banking Corp.	1/28/11	19,978	(555)
118,000	GBP for JPY	HSBC Bank plc	1/28/11	183,476	(4,777)
12,000	AUD for USD	HSBC Bank plc	1/28/11	11,419	(188)
106,357	AUD for USD	UBS AG	1/28/11	101,204	(2,290)
1,094,740	EUR for USD	Barclays Bank plc	1/28/11	1,420,721	(96,042)
58,000	GBP for USD	UBS AG	1/28/11	90,183	(2,716)
284,409	GBP for USD	HSBC Bank plc	1/28/11	442,222	(8,168)
1,096,000	JPY for USD	HSBC Bank plc	1/28/11	13,107	(387)
2,388,000	JPY for USD	UBS AG	1/28/11	28,558	(1,035)
294,000	NOK for USD	Deutsche Bank AG	1/28/11	47,193	(2,665)
198,500	NZD for USD	Westpac Banking Corp.	1/28/11	146,914	(669)
59,000	SEK for USD	UBS AG	1/28/11	8,374	(485)
				$2,726,131	$(134,601)

(Value on Settlement Date $2,860,732)

40

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
18	NASDAQ 100 E-Mini Futures	December 2010	$ 762,120	$(2,317)
109	S&P 500 E-Mini Futures	December 2010	6,428,820	24,790
37	U.S. Long Bond	March 2011	4,709,406	2,791
			$11,900,346	$25,264

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
121	U.S. Treasury 2-Year Notes	March 2011	$26,544,375	$9,894

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

CVA = Certificaten Van Aandelen

DKK = Danish Krone

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GNMA = Government National Mortgage Association

GO = General Obligation

JPY = Japanese Yen

LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

NOK = Norwegian Krone

NZD = New Zealand Dollar

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEK = Swedish Krona

SEQ = Sequential Payer

USD = United States Dollar

VRDN = Variable Rate Demand Note. Interest reset date is indicated.
Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Non-income producing.

(2)	Category is less than 0.05% of total net assets.

(3)	Security, or a portion thereof, has been segregated for when issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $38,611,000.

(4)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $17,083,795, which represented 3.1% of total net assets.

(5)	When-issued security.

(6)	Final maturity date indicated, unless otherwise noted.

(7)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(8)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

41

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $478,054,626)	$537,481,567
Foreign currency holdings, at value (cost of $563,563)	564,191
Receivable for investments sold	7,387,181
Receivable for capital shares sold	693,259
Unrealized gain on forward foreign currency exchange contracts	65,231
Receivable for variation margin on futures contracts	34,920
Dividends and interest receivable	2,813,865
549,040,214

Liabilities
Disbursements in excess of demand deposit cash	132,697
Payable for investments purchased	1,454,322
Payable for capital shares redeemed	785,579
Payable for variation margin on futures contracts	45,507
Unrealized loss on forward foreign currency exchange contracts	134,601
Accrued management fees	443,266
Distribution and service fees payable	78,029
3,074,001

Net Assets	$545,966,213

Net Assets Consist of:
Capital (par value and paid-in surplus)	$516,825,562
Undistributed net investment income	1,480,130
Accumulated net realized loss	(31,735,741)
Net unrealized appreciation	59,396,262
$545,966,213

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$230,058,347	42,706,086	$5.39
Institutional Class, $0.01 Par Value	$57,330,269	10,636,418	$5.39
A Class, $0.01 Par Value	$212,819,801	39,528,701	$5.38*
B Class, $0.01 Par Value	$4,751,684	883,361	$5.38
C Class, $0.01 Par Value	$29,329,004	5,451,453	$5.38
R Class, $0.01 Par Value	$11,677,108	2,170,425	$5.38
*Maximum offering price $5.71 (net asset value divided by 0.9425)

See Notes to Financial Statements.

42

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $64,077)	$ 5,547,533
Interest	9,808,168
15,355,701

Expenses:
Management fees	5,518,903
Distribution and service fees:
A Class	531,680
B Class	51,049
C Class	293,602
R Class	48,874
Directors’ fees and expenses	26,402
Other expenses	15,477
6,485,987

Net investment income (loss)	8,869,714

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	33,581,157
Futures contract transactions	(689,305)
Swap agreement transactions	80,857
Foreign currency transactions	(615,909)
32,356,800

Change in net unrealized appreciation (depreciation) on:
Investments	(6,309,669)
Futures contracts	4,491
Swap agreements	(117,317)
Translation of assets and liabilities in foreign currencies	(121,085)
(6,543,580)

Net realized and unrealized gain (loss)	25,813,220

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,682,934

See Notes to Financial Statements.

43

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 8,869,714	$ 11,274,078
Net realized gain (loss)	32,356,800	(42,277,140)
Change in net unrealized appreciation (depreciation)	(6,543,580)	116,875,301
Net increase (decrease) in net assets resulting from operations	34,682,934	85,872,239

Distributions to Shareholders
From net investment income:
Investor Class	(3,799,235)	(4,102,363)
Institutional Class	(1,773,265)	(2,625,441)
A Class	(3,072,237)	(3,447,687)
B Class	(34,414)	(49,659)
C Class	(196,956)	(251,638)
R Class	(112,117)	(80,189)
Decrease in net assets from distributions	(8,988,224)	(10,556,977)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(87,972,991)	10,843,896

Net increase (decrease) in net assets	(62,278,281)	86,159,158

Net Assets
Beginning of period	608,244,494	522,085,336
End of period	$545,966,213	$608,244,494

Undistributed net investment income	$1,480,130	$2,098,083

See Notes to Financial Statements.

44

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its mix of asset types. The fund pursues its objective by diversifying investments among three asset classes — equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of the fund. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

45

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

46

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

47

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2010 was 0.99% for the Investor Class, A Class, B Class, C Class and R Class and 0.79% for the Institutional Class.

Prior to July 16, 2010, ACIM had entered into a subadvisory agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 10) on behalf of the fund, under which ACGIM made investment decisions for the international portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM paid all costs associated with retaining ACGIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

48

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2010, totaled $379,493,993, of which $50,531,321 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, totaled $470,209,672, of which $108,992,847 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	350,000,000		350,000,000
Sold	8,215,788	$ 42,819,608	11,601,097	$ 53,855,823
Issued in reinvestment of distributions	704,960	3,673,713	856,546	3,961,595
Redeemed	(10,007,785)	(51,834,793)	(11,345,707)	(52,284,087)
	(1,087,037)	(5,341,472)	1,111,936	5,533,331
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	5,276,016	27,425,181	6,828,721	31,799,127
Issued in reinvestment of distributions	338,829	1,763,916	568,027	2,620,191
Redeemed	(19,609,643)	(100,371,843)	(9,663,857)	(43,840,046)
	(13,994,798)	(71,182,746)	(2,267,109)	(9,420,728)
A Class/Shares Authorized	225,000,000		225,000,000
Sold	9,916,483	51,488,661	15,448,788	71,735,881
Issued in reinvestment of distributions	580,269	3,024,365	730,077	3,376,380
Redeemed	(12,850,652)	(66,928,528)	(15,982,141)	(73,170,377)
	(2,353,900)	(12,415,502)	196,724	1,941,884
B Class/Shares Authorized	25,000,000		25,000,000
Sold	34,998	180,535	342,353	1,556,918
Issued in reinvestment of distributions	5,711	29,762	8,274	38,455
Redeemed	(208,233)	(1,092,724)	(189,165)	(850,613)
	(167,524)	(882,427)	161,462	744,760
C Class/Shares Authorized	25,000,000		25,000,000
Sold	1,493,675	7,743,898	2,767,247	12,808,114
Issued in reinvestment of distributions	32,410	168,957	40,585	189,150
Redeemed	(1,828,643)	(9,495,854)	(1,225,780)	(5,670,625)
	(302,558)	(1,582,999)	1,582,052	7,326,639
R Class/Shares Authorized	25,000,000		25,000,000
Sold	1,228,422	6,377,100	1,722,906	7,852,748
Issued in reinvestment of distributions	21,451	111,926	17,189	79,982
Redeemed	(586,471)	(3,056,871)	(692,759)	(3,214,720)
	663,402	3,432,155	1,047,336	4,718,010
Net increase (decrease)	(17,242,415)	$ (87,972,991)	1,832,401	$ 10,843,896

49

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks & Rights	$201,823,114	$ 487	—
Foreign Common Stocks	8,142,647	34,714,554	—
U.S. Treasury Securities	—	84,698,283	—
Corporate Bonds	—	49,168,577	—
U.S. Government Agency Mortgage-Backed Securities	—	46,964,257	—
Sovereign Governments & Agencies	—	38,617,138	—
U.S. Government Agency Securities and Equivalents	—	16,119,269	—
Commercial Paper	—	14,151,419	—
Municipal Securities	—	9,328,341	—
Commercial Mortgage-Backed Securities	—	8,859,518	—
Collateralized Mortgage Obligations	—	1,836,155	—
Convertible Preferred Stocks	—	139,316	—
Preferred Stocks	—	27,563	—
Temporary Cash Investments	22,890,929	—	—
Total Value of Investment Securities	$232,856,690	$304,624,877	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(69,370)	—
Futures Contracts	$35,158	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$35,158	$(69,370)	—

50

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund held no credit risk derivative instruments at period end. The fund participated in one credit default swap agreement to buy protection throughout most of the year and liquidated the position shortly before period end.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

51

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of November 30, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts	$ 12,951	Payable for variation margin on futures contracts	$ 13,366
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	65,231	Unrealized loss on forward foreign currency exchange contracts	134,601
Interest Rate Risk	Receivable for variation margin on futures contracts	21,969	Payable for variation margin on futures contracts	32,141
		$100,151		$180,108

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ 80,857	Change in net unrealized appreciation (depreciation) on swap agreements	$(117,317)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(840,989)	Change in net unrealized appreciation (depreciation) on futures contracts	3,281
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	124,060	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(97,716)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	151,684	Change in net unrealized appreciation (depreciation) on futures contracts	1,210
		$(484,388)		$(210,542)

52

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

On December 28, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 27, 2010:

Investor	Institutional	A	B	C	R
$0.0238	$0.0268	$0.0200	$0.0085	$0.0085	$0.0161

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$8,988,224	$10,556,977
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, foreign taxes, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$493,201,864
Gross tax appreciation of investments	$50,613,623
Gross tax depreciation of investments	(6,333,920)
Net tax appreciation (depreciation) of investments	$44,279,703
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ 40,083
Other book-to-tax adjustments	(422,506)
Net tax appreciation (depreciation)	$43,897,280
Undistributed ordinary income	$1,477,413
Accumulated capital losses	$(16,234,042)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts, futures contracts and investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

53

10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved. The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2010.

For corporate taxpayers, the fund hereby designates $3,767,619, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2010 as qualified for the corporate dividends received deduction.

54

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.13	$4.47	$5.98	$5.84	$5.65
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.10	0.14	0.16	0.15
Net Realized and Unrealized Gain (Loss)	0.26	0.66	(1.13)	0.31	0.36
Total From Investment Operations	0.35	0.76	(0.99)	0.47	0.51
Distributions
From Net Investment Income	(0.09)	(0.10)	(0.15)	(0.16)	(0.14)
From Net Realized Gains	—	—	(0.37)	(0.17)	(0.18)
Total Distributions	(0.09)	(0.10)	(0.52)	(0.33)	(0.32)
Net Asset Value, End of Period	$5.39	$5.13	$4.47	$5.98	$5.84

Total Return(2)	6.85%	17.18%	(17.93)%	8.31%	9.33%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%	1.00%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.68%	2.19%	2.58%	2.67%	2.61%
Portfolio Turnover Rate	74%	128%	168%	172%	242%
Net Assets, End of Period (in thousands)	$230,058	$224,600	$190,824	$303,358	$401,181

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

55

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.13	$4.47	$5.98	$5.85	$5.66
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.11	0.15	0.17	0.16
Net Realized and Unrealized Gain (Loss)	0.26	0.66	(1.13)	0.30	0.36
Total From Investment Operations	0.36	0.77	(0.98)	0.47	0.52
Distributions
From Net Investment Income	(0.10)	(0.11)	(0.16)	(0.17)	(0.15)
From Net Realized Gains	—	—	(0.37)	(0.17)	(0.18)
Total Distributions	(0.10)	(0.11)	(0.53)	(0.34)	(0.33)
Net Asset Value, End of Period	$5.39	$5.13	$4.47	$5.98	$5.85

Total Return(2)	7.06%	17.41%	(17.76)%	8.34%	9.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.79%	0.79%	0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.88%	2.39%	2.78%	2.87%	2.81%
Portfolio Turnover Rate	74%	128%	168%	172%	242%
Net Assets, End of Period (in thousands)	$57,330	$126,394	$120,336	$160,230	$156,120

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

56

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.13	$4.47	$5.98	$5.84	$5.65
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07	0.09	0.12	0.14	0.13
Net Realized and Unrealized Gain (Loss)	0.25	0.65	(1.12)	0.31	0.36
Total From Investment Operations	0.32	0.74	(1.00)	0.45	0.49
Distributions
From Net Investment Income	(0.07)	(0.08)	(0.14)	(0.14)	(0.12)
From Net Realized Gains	—	—	(0.37)	(0.17)	(0.18)
Total Distributions	(0.07)	(0.08)	(0.51)	(0.31)	(0.30)
Net Asset Value, End of Period	$5.38	$5.13	$4.47	$5.98	$5.84

Total Return(3)	6.38%	16.89%	(18.13)%	8.04%	9.06%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%	1.25%	1.24%	1.24%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.43%	1.94%	2.33%	2.42%	2.36%
Portfolio Turnover Rate	74%	128%	168%	172%	242%
Net Assets, End of Period (in thousands)	$212,820	$214,683	$186,277	$176,001	$164,030

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

57

B Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.12	$4.46	$5.97	$5.83	$5.64
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.05	0.08	0.10	0.09
Net Realized and Unrealized Gain (Loss)	0.25	0.66	(1.12)	0.31	0.36
Total From Investment Operations	0.29	0.71	(1.04)	0.41	0.45
Distributions
From Net Investment Income	(0.03)	(0.05)	(0.10)	(0.10)	(0.08)
From Net Realized Gains	—	—	(0.37)	(0.17)	(0.18)
Total Distributions	(0.03)	(0.05)	(0.47)	(0.27)	(0.26)
Net Asset Value, End of Period	$5.38	$5.12	$4.46	$5.97	$5.83

Total Return(2)	5.78%	16.05%	(18.79)%	7.25%	8.27%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68%	1.19%	1.58%	1.67%	1.61%
Portfolio Turnover Rate	74%	128%	168%	172%	242%
Net Assets, End of Period (in thousands)	$4,752	$5,381	$3,970	$4,129	$2,790

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

58

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.12	$4.46	$5.97	$5.83	$5.64
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.05	0.08	0.10	0.09
Net Realized and Unrealized Gain (Loss)	0.25	0.66	(1.12)	0.31	0.36
Total From Investment Operations	0.29	0.71	(1.04)	0.41	0.45
Distributions
From Net Investment Income	(0.03)	(0.05)	(0.10)	(0.10)	(0.08)
From Net Realized Gains	—	—	(0.37)	(0.17)	(0.18)
Total Distributions	(0.03)	(0.05)	(0.47)	(0.27)	(0.26)
Net Asset Value, End of Period	$5.38	$5.12	$4.46	$5.97	$5.83

Total Return(2)	5.78%	16.05%	(18.79)%	7.25%	8.27%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68%	1.19%	1.58%	1.67%	1.61%
Portfolio Turnover Rate	74%	128%	168%	172%	242%
Net Assets, End of Period (in thousands)	$29,329	$29,468	$18,626	$15,954	$11,774

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

59

R Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.12	$4.46	$5.97	$5.84	$5.65
Income From Investment Operations
Net Investment Income (Loss)(1)	0.06	0.08	0.11	0.13	0.12
Net Realized and Unrealized Gain (Loss)	0.26	0.65	(1.13)	0.30	0.36
Total From Investment Operations	0.32	0.73	(1.02)	0.43	0.48
Distributions
From Net Investment Income	(0.06)	(0.07)	(0.12)	(0.13)	(0.11)
From Net Realized Gains	—	—	(0.37)	(0.17)	(0.18)
Total Distributions	(0.06)	(0.07)	(0.49)	(0.30)	(0.29)
Net Asset Value, End of Period	$5.38	$5.12	$4.46	$5.97	$5.84

Total Return(2)	6.32%	16.63%	(18.38)%	7.60%	8.80%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%	1.49%	1.49%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.18%	1.69%	2.08%	2.17%	2.11%
Portfolio Turnover Rate	74%	128%	168%	172%	242%
Net Assets, End of Period (in thousands)	$11,677	$7,718	$2,052	$961	$631

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

60

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of American Century Strategic Asset Allocations, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

61

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Strategic Asset Allocations, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Strategic Asset Allocations, Inc.):

John R. Whitten	For:	2,015,882,953
	Withhold:	71,829,301
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	209,399,569
	Against:	1,380,343
	Abstain:	11,938,474
	Broker Non-Vote:	51,903,149

Institutional Class	For:	111,067,686
	Against:	0
	Abstain:	0
	Broker Non-Vote:	967,818

62

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

63

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

64

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

65

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

66

Notes

67

Notes

68

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Strategic Asset Allocations, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70210   1101

69

ANNUAL REPORT         NOVEMBER 30, 2010

Strategic Allocation: Moderate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Market Returns	4

Performance	5
Portfolio Commentary	7
Top Ten Stock Holdings	9
Geographic Composition of Stock Holdings	9
Key Fixed-Income Portfolio Statistics	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	49
Statement of Operations	50
Statement of Changes in Net Assets	51
Notes to Financial Statements	52
Financial Highlights	62
Report of Independent Registered Public Accounting Firm	68

Other Information

Proxy Voting Results	69
Management	70
Additional Information	73

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

  Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

  Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

Market Perspective

 By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Double-Digit Gains and Greater Volatility for U.S. Stocks

U.S. stocks gained ground for the 12 months ended November 30, 2010. The bulk of the market’s advance occurred during the first five months of the period thanks to continued evidence of a nascent economic recovery and a rebound in corporate profits.

By May, persistent worries about sovereign debt problems in Europe and evidence of a slowdown in the pace of economic recovery in the U.S. began to weigh on investor confidence. As a result, the stock market suffered a sizable pullback in May and June and remained volatile throughout the summer months. However, stocks rebounded sharply over the last three months of the reporting period as investors grew more confident that the U.S. economy would avoid a relapse into recession.

Small- and mid-cap stocks led the market’s advance (see the table below), while growth shares outperformed value-oriented issues across all market capitalizations.

Foreign Stocks Posted Modest Gains

Recurrent sovereign debt issues in Europe, and the accompanying currency declines, kept international stock returns in check. Despite a recovery late in the period, developed markets managed only small gains for the 12-month period. European markets fell slightly, while Japan and its neighbors along the Pacific Rim posted solid gains. Emerging markets were the best performers, rebounding sharply over the last few months of the period.

Bonds Advanced

The U.S. bond market generated positive returns for the 12-month period, with market leadership shifting along the way. As economic conditions improved during the first half of the period, corporate bonds were the best performers. However, when the economic recovery began to lose momentum and the European debt crisis escalated, Treasury bonds outperformed as a flight to quality sent their yields down to their lowest levels in decades. Nonetheless, corporate bonds continued to benefit from strong demand as the low interest rate environment led many investors to seek out their relatively high yields.

Mortgage-backed securities were mixed—commercial mortgage-backed securities posted the best returns in the bond market, but residential mortgage-backed securities lagged as record-low mortgage rates led to concerns about higher refinancing activity.

Market Returns
For the 12 months ended November 30, 2010
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	11.48%	Barclays Capital U.S. Aggregate Bond Index	6.02%
Russell Midcap Index	24.04%	Barclays Capital U.S. Corporate High-Yield Bond Index	16.78%
Russell 2000 Index (small-cap)	26.98%
Foreign Stocks
MSCI EAFE Index	1.11%
MSCI Emerging Markets (Net) Index	15.34%

Performance

Total Returns as of November 30, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	9.65%	4.18%	4.50%	6.72%	2/15/96
S&P 500 Index	—	9.94%	0.98%	0.81%	6.11%(1)	—
Barclays Capital U.S. Aggregate Bond Index(2)	—	6.02%	6.23%	6.15%	6.30%(1)	—
Citigroup US Broad Investment-Grade Bond Index	—	5.71%	6.44%	6.28%	6.39%(1)	—
Barclays Capital U.S. 1-3 Month Treasury Bill Index(2)	—	0.12%	2.37%	2.31%	3.26%(1)	—
90-Day U.S. Treasury Bill Index	—	0.13%	2.19%	2.17%	3.12%(1)	—
Institutional Class	ASAMX	9.87%	4.36%	4.69%	4.18%	8/1/00
A Class(3) No sales charge* With sales charge*	ACOAX	9.39% 3.02%	3.90% 2.66%	4.23% 3.62%	6.31% 5.86%	10/2/96
B Class No sales charge* With sales charge*	ASTBX	8.56% 4.56%	3.15% 2.97%	— —	4.40% 4.40%	9/30/04
C Class	ASTCX	8.54%	3.14%	—	4.67%	10/2/01
R Class	ASMRX	8.94%	3.64%	—	5.63%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Index returns from February 29, 1996, the date nearest the Investor Class’s inception for which data are available.

(2)
In January 2010, the fund’s benchmarks changed from the Citigroup US Broad Investment-Grade Bond Index to the Barclays Capital U.S. Aggregate Bond Index and from the 90-Day U.S. Treasury Bill Index to the Barclays Capital U.S. 1-3 Month Treasury Bill Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.

(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.09%	0.89%	1.34%	2.09%	2.09%	1.59%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, and Irina Torelli

Performance Summary

Strategic Allocation: Moderate returned 9.65%* for the fiscal year ended November 30, 2010. The fund’s return reflected positive performance for most of the asset classes represented in the portfolio, including U.S. and international stocks, U.S. bonds, and cash-equivalent investments. The only exception was foreign bonds, which declined for the 12-month period.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 31% bonds, and 5% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

Our management strategy involves making slight tactical adjustments to the fund’s actual asset mix in an effort to enhance performance and help the fund better achieve its investment objective. Throughout the 12-month period, we maintained a modest underweight position in stocks and a corresponding overweight position in bonds. This conservative tactical allocation reflected the uncertain economic environment that prevailed for much of the period. While improving profitability in the corporate sector was a positive sign for the economy, persistently high unemployment, continued consumer deleveraging, and expanding fiscal deficits created headwinds for growth.

Although this defensive tactical positioning contributed favorably to fund performance during the first nine months of the period as bonds outperformed stocks, it detracted from fund performance over the last three months as stocks rebounded sharply and bonds fell slightly.

Stocks Fared Well

Strategic Allocation: Moderate’s equity holdings advanced for the reporting period. As in the broad stock market, the top performers in the portfolio were mid- and small-cap growth stocks, which posted returns of more than 25% as a group. The position in small-cap growth stocks was added to the portfolio’s equity component on January 1, 2010, along with positions in small-cap value stocks and real estate investment trusts (REITs), which were also strong performers during the period.

The fund’s tactical overweight position in growth-oriented companies added value as growth stocks outperformed value shares across all market capitalizations, particularly over the last six months. Stock selection in the fund’s growth stocks also boosted performance, especially among small-cap issues. In contrast, stock selection among the fund’s value holdings weighed on performance, most notably in the large- and mid-cap value segments.

*All fund returns referenced in this commentary are for Investor Class shares.

In the portfolio’s foreign equity holdings, stock selection contributed favorably to performance across the board. In particular, holdings in developed markets delivered the bulk of the outperformance, led by European markets such as Italy, France, and the United Kingdom. Stock choices also added value in emerging markets, primarily in Asia.

Bond Component Advanced

The fund’s fixed-income holdings gained ground for the 12-month period. Sector allocation added value during the period, especially an overweight position in corporate bonds and an underweight position in residential mortgage-backed securities. Small positions in commercial mortgage-backed securities and Build America Bonds (taxable municipal bonds), as well as an underweight position in nominal Treasury securities, were also generally positive for performance.

The bond component was positioned for a flatter yield curve—that is, a smaller gap between long- and short-term interest rates. We originally established the position in mid-2009 but added to it strategically over the past 12 months. This positioning detracted modestly from performance as the yield spread between two- and 30-year Treasury securities widened slightly during the period.

The fund’s strategic exposure to Treasury inflation-protected securities (TIPS) and foreign bonds weighed on results during the 12-month period. TIPS underperformed as a lack of inflationary pressure led to limited demand for inflation protection. International bonds were hurt by currency weakness—as the sovereign debt issues in Europe worsened, the euro declined sharply against the U.S. dollar, which lowered returns on euro-denominated bonds for U.S. investors.

The portfolio’s high-yield bond holdings posted strong absolute returns, but our underweight position in this segment weighed on results.

Outlook

Our economic outlook remains cautious, but we are more optimistic than we have been in the recent past. Although unemployment remains unacceptably high and fiscal deficits continue to widen, several factors point to the likelihood of better economic growth in 2011. First, we are seeing encouraging signs of life from the consumer—retail sales increased in each of the last six months, while personal debt has begun to decline and the savings rate has risen. On the corporate side, businesses continued to generate impressive earnings and are flush with cash. Finally, the eleventh-hour decision to extend the Bush-era tax cuts for another two years should provide a favorable backdrop for economic growth.

Currently, valuations in the equity market have become increasingly attractive, especially compared to other asset classes. In particular, the spread between stock earnings yields (earnings divided by share price) and bond yields are compelling on a historical basis. As a result, we eliminated our underweight position in stocks and shifted back to a neutral position shortly after the end of the reporting period. At the same time, we removed our overweight position in bonds, and we also shifted from an underweight to a neutral position in high-yield bonds. Despite these changes, we are maintaining our tilt toward growth versus value within the equity component.

Top Ten Stock Holdings
% of net assets as of 11/30/10
Exxon Mobil Corp.	1.0%
Microsoft Corp.	0.7%
AT&T, Inc.	0.7%
Chevron Corp.	0.7%
Apple, Inc.	0.7%
International Business Machines Corp.	0.7%
JPMorgan Chase & Co.	0.6%
Johnson & Johnson	0.6%
Wells Fargo & Co.	0.6%
Procter & Gamble Co. (The)	0.5%

Geographic Composition of Stock Holdings
% of net assets as of 11/30/10
United States	47.0%
United Kingdom	2.0%
Switzerland	1.7%
People’s Republic of China	1.3%
Other Countries	12.0%

Key Fixed-Income Portfolio Statistics
As of 11/30/10
Weighted Average Life	6.1 years
Average Duration (effective)	4.4 years

Types of Investments in Portfolio
% of net assets as of 11/30/10
Domestic Common Stocks & Rights	47.0%
Foreign Common Stocks & Rights	17.0%
U.S. Treasury Securities	10.1%
Corporate Bonds	7.4%
U.S. Government Agency Mortgage-Backed Securities	5.1%
Sovereign Governments & Agencies	2.8%
U.S. Government Agency Securities and Equivalents	1.7%
Commercial Paper	1.5%
Commercial Mortgage-Backed Securities	1.2%
Collateralized Mortgage Obligations	1.0%
Municipal Securities	0.7%
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Asset-Backed Securities	—*
Temporary Cash Investments	3.6%
Other Assets and Liabilities	0.9%

*Category is less than 0.05% of total net assets.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 – 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,092.50	$5.70	1.07%
Institutional Class	$1,000	$1,093.50	$4.64	0.87%
A Class	$1,000	$1,091.30	$7.03	1.32%
B Class	$1,000	$1,087.20	$11.01	2.07%
C Class	$1,000	$1,087.00	$11.01	2.07%
R Class	$1,000	$1,088.10	$8.35	1.57%
Hypothetical
Investor Class	$1,000	$1,020.03	$5.51	1.07%
Institutional Class	$1,000	$1,021.05	$4.48	0.87%
A Class	$1,000	$1,018.75	$6.79	1.32%
B Class	$1,000	$1,014.93	$10.63	2.07%
C Class	$1,000	$1,014.93	$10.63	2.07%
R Class	$1,000	$1,017.48	$8.07	1.57%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2010

	Shares/ Principal Amount	Value
Common Stocks & Rights — 64.0%
AEROSPACE & DEFENSE — 1.1%
AAR Corp.(1)	1,700	$ 41,752
AerCap Holdings NV(1)	2,529	32,852
AeroVironment, Inc.(1)	1,100	27,170
Alliant Techsystems, Inc.(1)	800	59,128
Applied Signal Technology, Inc.	646	21,227
BE Aerospace, Inc.(1)	65,100	2,311,050
Boeing Co. (The)	27,097	1,727,976
Ceradyne, Inc.(1)	900	23,778
Curtiss-Wright Corp.	6,900	214,383
Esterline Technologies Corp.(1)	500	29,440
General Dynamics Corp.	10,055	664,535
Goodrich Corp.	8,300	711,891
Honeywell International, Inc.	37,029	1,840,712
ITT Corp.	12,753	586,638
Ladish Co., Inc.(1)	3,361	157,765
Lockheed Martin Corp.	12,800	870,912
Moog, Inc., Class A(1)	1,300	47,918
Northrop Grumman Corp.	26,400	1,628,352
Orbital Sciences Corp.(1)	1,400	22,820
Raytheon Co.	45,039	2,083,054
Rockwell Collins, Inc.	11,065	620,304
Rolls-Royce Group plc C Shares(1)	5,525,056	8,594
Safran SA	46,040	1,442,361
TransDigm Group, Inc.(1)	18,000	1,233,000
Triumph Group, Inc.	3,392	285,369
		16,692,981
AIR FREIGHT & LOGISTICS — 0.5%
Atlas Air Worldwide Holdings, Inc.(1)	722	39,392
C.H. Robinson Worldwide, Inc.	18,900	1,393,119
Expeditors International of Washington, Inc.	21,900	1,158,510
United Parcel Service, Inc., Class B	85,978	6,029,637
UTi Worldwide, Inc.	1,200	23,100
		8,643,758
AIRLINES — 0.3%
Alaska Air Group, Inc.(1)	12,500	687,500
Allegiant Travel Co.	500	24,965
British Airways plc(1)	107,540	427,550
Eva Airways Corp.(1)	752,000	856,045
JetBlue Airways Corp.(1)	8,800	59,752
Ryanair Holdings plc ADR	40,197	1,227,214
SkyWest, Inc.	1,400	22,666
Southwest Airlines Co.	15,205	202,531
United Continental Holdings, Inc.(1)	38,961	1,078,441
US Airways Group, Inc.(1)	16,921	188,838
		4,775,502
AUTO COMPONENTS — 0.5%
American Axle & Manufacturing Holdings, Inc.(1)	12,222	131,264
Amerigon, Inc.(1)	6,867	72,103
Apollo Tyres Ltd.	259,747	374,181
BorgWarner, Inc.(1)	55,640	3,357,318
Cooper Tire & Rubber Co.	2,829	59,098
Dana Holding Corp.(1)	4,400	66,484
Dorman Products, Inc.(1)	2,995	118,332
Magna International, Inc.	3,376	160,833
Standard Motor Products, Inc.	2,700	33,966
TRW Automotive Holdings Corp.(1)	50,615	2,403,706
Xinyi Glass Holdings Ltd.	904,000	691,525
		7,468,810
AUTOMOBILES — 0.8%
Bayerische Motoren Werke AG	19,690	1,480,610
Brilliance China Automotive Holdings Ltd.(1)	546,000	502,750
Daimler AG(1)	23,170	1,499,881
Dongfeng Motor Group Co. Ltd. H Shares	356,000	677,606
Ford Motor Co.(1)	196,843	3,137,677
Geely Automobile Holdings Ltd.	530,000	291,445
Hyundai Motor Co.	18,926	2,815,883
Nissan Motor Co. Ltd.	169,600	1,590,823
PT Astra International Tbk	111,500	640,564
Tofas Turk Otomobil Fabrikasi AS	62,678	328,415
		12,965,654

Shares/ Principal Amount	Value
BEVERAGES — 0.8%
Anheuser-Busch InBev NV	18,905	$ 1,028,824
Carlsberg A/S B Shares	6,530	616,365
Cia de Bebidas das Americas Preference Shares ADR	4,539	615,670
Coca-Cola Co. (The)	101,589	6,417,377
Coca-Cola Enterprises, Inc.	8,535	206,120
Constellation Brands, Inc., Class A(1)	14,900	307,089
Dr Pepper Snapple Group, Inc.	46,385	1,699,083
Hansen Natural Corp.(1)	6,608	351,678
PepsiCo, Inc.	14,247	920,784
Pernod-Ricard SA	8,919	726,939
Primo Water Corp.(1)	1,900	22,933
		12,912,862
BIOTECHNOLOGY — 0.8%
Acorda Therapeutics, Inc.(1)	1,029	27,114
Alexion Pharmaceuticals, Inc.(1)	20,733	1,585,038
Alkermes, Inc.(1)	805	8,436
AMAG Pharmaceuticals, Inc.(1)	563	8,834
Amgen, Inc.(1)	102,141	5,381,809
Biogen Idec, Inc.(1)	34,619	2,214,577
Cephalon, Inc.(1)	19,872	1,261,673
Cepheid, Inc.(1)	1,618	31,858
Cubist Pharmaceuticals, Inc.(1)	1,557	33,803
Geron Corp.(1)	2,696	15,448
Gilead Sciences, Inc.(1)	46,790	1,707,835
Human Genome Sciences, Inc.(1)	12,611	309,348
ImmunoGen, Inc.(1)	1,820	15,142
Incyte Corp. Ltd.(1)	2,433	35,303
InterMune, Inc.(1)	1,319	16,567
Isis Pharmaceuticals, Inc.(1)	2,847	26,862
Momenta Pharmaceuticals, Inc.(1)	1,188	18,117
Onyx Pharmaceuticals, Inc.(1)	1,790	52,716
PDL BioPharma, Inc.	4,049	23,403
Pharmasset, Inc.(1)	810	35,089
Savient Pharmaceuticals, Inc.(1)	1,859	21,955
Seattle Genetics, Inc.(1)	2,383	35,983
Talecris Biotherapeutics Holdings Corp.(1)	1,700	36,890
Theravance, Inc.(1)	1,761	43,990
		12,947,790
BUILDING PRODUCTS(2)
Apogee Enterprises, Inc.	2,200	24,750
Griffon Corp.(1)	700	8,484
Nortek, Inc.(1)	200	8,225
Simpson Manufacturing Co., Inc.	800	20,696
		62,155
CAPITAL MARKETS — 1.2%
Ameriprise Financial, Inc.	22,814	1,182,678
Apollo Investment Corp.	6,900	72,864
Ares Capital Corp.	3,700	60,791
Artio Global Investors, Inc.	4,200	54,894
Bank of New York Mellon Corp. (The)	44,700	1,206,453
BGC Partners, Inc., Class A	3,818	29,208
BlackRock, Inc.	5,524	900,412
Calamos Asset Management, Inc., Class A	3,400	40,562
Charles Schwab Corp. (The)	57,119	858,498
Cohen & Steers, Inc.	305	7,686
Fifth Street Finance Corp.	2,800	32,284
Goldman Sachs Group, Inc. (The)	36,814	5,748,138
Hercules Technology Growth Capital, Inc.	3,300	32,934
HFF, Inc., Class A(1)	8,611	79,738
Invesco Ltd.	5,623	122,244
Investment Technology Group, Inc.(1)	2,200	32,340
Knight Capital Group, Inc., Class A(1)	2,100	27,594
Legg Mason, Inc.	63,477	2,070,620
LPL Investment Holdings, Inc.(1)	307	10,407
MCG Capital Corp.	3,800	26,562
Morgan Stanley	39,800	973,508
Northern Trust Corp.	39,622	1,992,986
PennantPark Investment Corp.	3,600	42,120
Piper Jaffray Cos.(1)	1,400	41,958
Prospect Capital Corp.	2,300	22,494
Pzena Investment Management, Inc., Class A	1,700	12,087

Shares/ Principal Amount	Value
Schroders plc	47,642	$ 1,182,712
State Street Corp.	8,945	386,424
TradeStation Group, Inc.(1)	7,249	46,104
UBS AG(1)	80,910	1,211,655
Waddell & Reed Financial, Inc., Class A	1,800	55,440
		18,564,395
CHEMICALS — 1.5%
A. Schulman, Inc.	1,100	22,275
Air Liquide SA	14,732	1,724,883
Albemarle Corp.	32,200	1,741,698
Arch Chemicals, Inc.	1,821	63,225
Balchem Corp.	1,998	61,858
BASF SE	21,470	1,602,475
CF Industries Holdings, Inc.	12,900	1,557,933
China BlueChemical Ltd. H Shares	582,000	463,945
Cytec Industries, Inc.	8,791	420,473
E.I. du Pont de Nemours & Co.	48,428	2,275,632
Georgia Gulf Corp.(1)	1,600	32,528
Givaudan SA	1,300	1,303,044
H.B. Fuller Co.	1,800	37,746
International Flavors & Fragrances, Inc.	12,100	635,492
Intrepid Potash, Inc.(1)	800	24,520
Kraton Performance Polymers, Inc.(1)	818	23,297
LG Chem Ltd.	3,482	1,165,272
Lubrizol Corp.	11,969	1,251,479
Minerals Technologies, Inc.	9,924	603,776
Olin Corp.	1,200	21,924
OM Group, Inc.(1)	11,494	432,174
PPG Industries, Inc.	52,096	4,061,404
Sensient Technologies Corp.	1,000	33,970
Sigma-Aldrich Corp.	12,299	777,543
Solutia, Inc.(1)	7,563	161,697
TPC Group, Inc.(1)	3,168	88,450
Umicore	21,260	1,008,930
W.R. Grace & Co.(1)	11,397	381,458
Yara International ASA	26,410	1,257,093
		23,236,194
COMMERCIAL BANKS — 3.1%
American National Bankshares, Inc.	1,300	29,029
Associated Banc-Corp.	3,500	44,782
Banco Bilbao Vizcaya Argentaria SA	39,332	361,316
Banco Santander Brasil SA ADR	121,996	1,592,048
Banco Santander SA	79,495	753,276
BancorpSouth, Inc.	2,400	30,840
Barclays plc	459,229	1,829,699
BB&T Corp.	3,588	83,242
BNP Paribas	27,085	1,603,190
Boston Private Financial Holdings, Inc.	8,600	46,182
China Minsheng Banking Corp. Ltd. H Shares	432,500	384,873
CIMB Group Holdings Bhd	444,000	1,183,066
Comerica, Inc.	35,572	1,298,022
Commerce Bancshares, Inc.	25,564	959,928
Community Bank System, Inc.	1,000	24,080
Credicorp Ltd.	7,206	863,783
Cullen/Frost Bankers, Inc.	600	32,124
CVB Financial Corp.	2,700	21,249
Danvers Bancorp., Inc.	2,085	31,796
East West Bancorp., Inc.	1,300	22,542
Erste Group Bank AG	15,750	616,089
F.N.B. Corp.	4,300	37,711
First Commonwealth Financial Corp.	3,000	18,600
First Horizon National Corp.(1)	10,900	104,313
First Interstate Bancsystem, Inc.	1,800	24,516
First Midwest Bancorp., Inc.	3,200	29,984
FirstMerit Corp.	3,300	57,503
Fulton Financial Corp.	8,000	69,200
Hampton Roads Bankshares, Inc.(1)	3,996	1,944
Hampton Roads Bankshares, Inc. Rights(1)	8,800	1,728
HDFC Bank Ltd.	10,264	511,220
Heritage Financial Corp.(1)	2,600	35,672
HSBC Holdings plc (Hong Kong)	304,597	3,096,925
IBERIABANK Corp.	800	40,328
ICICI Bank Ltd.	30,927	769,788
Industrial & Commercial Bank of China Ltd. H Shares	1,947,000	1,514,453

Shares/ Principal Amount	Value
Industrial & Commercial Bank of China Ltd. H Shares Rights(1)	110,700	$ 36,353
Itau Unibanco Holding SA Preference Shares	56,854	1,301,481
Kasikornbank PCL NVDR	172,500	681,897
Lakeland Financial Corp.	1,800	37,638
Lloyds Banking Group plc(1)	550,370	517,154
Marshall & Ilsley Corp.	5,400	25,866
MB Financial, Inc.	1,500	21,345
Mitsubishi UFJ Financial Group, Inc.	233,500	1,104,863
National Bankshares, Inc.	900	23,778
Old National Bancorp.	3,600	37,116
Pacific Continental Corp.	2,500	21,600
Park Sterling Bank, Inc.(1)	6,576	34,590
PNC Financial Services Group, Inc.	45,918	2,472,684
Powszechna Kasa Oszczednosci Bank Polski SA	157,177	2,179,353
PT Bank Mandiri (Persero) Tbk	589,000	417,268
PT Bank Rakyat Indonesia (Persero) Tbk	914,000	1,062,320
Sandy Spring Bancorp, Inc.	2,960	50,231
Sberbank of Russia	846,772	2,692,735
Standard Chartered plc	43,359	1,167,434
Sterling Bancshares, Inc.	7,900	46,887
SunTrust Banks, Inc.	35,717	834,349
Swedbank AB A Shares(1)	121,770	1,539,255
Synovus Financial Corp.	10,400	21,112
Trico Bancshares	2,200	31,746
Trustmark Corp.	1,300	27,742
Turkiye Garanti Bankasi AS	374,193	2,075,118
U.S. Bancorp.	111,561	2,652,921
United Bankshares, Inc.	900	23,589
United Overseas Bank Ltd.	30,219	423,412
Washington Banking Co.	2,200	28,138
Webster Financial Corp.	4,500	74,250
Wells Fargo & Co.	326,525	8,884,745
Whitney Holding Corp.	6,000	56,340
Wilmington Trust Corp.	5,800	22,736
Wintrust Financial Corp.	1,200	34,380
		48,787,467
COMMERCIAL SERVICES & SUPPLIES — 0.4%
Avery Dennison Corp.	21,000	788,340
Brink’s Co. (The)	1,800	44,172
Cintas Corp.	16,405	438,752
Deluxe Corp.	2,752	58,315
IESI-BFC Ltd.	1,800	39,222
Pitney Bowes, Inc.	20,548	450,823
Republic Services, Inc.	91,148	2,564,905
Stericycle, Inc.(1)	15,600	1,152,840
SYKES Enterprises, Inc.(1)	3,500	64,400
US Ecology, Inc.	3,500	54,985
Waste Connections, Inc.	22,876	594,776
Waste Management, Inc.	21,925	750,931
		7,002,461
COMMUNICATIONS EQUIPMENT — 1.3%
AAC Acoustic Technologies Holdings, Inc.	184,000	507,089
Acme Packet, Inc.(1)	4,239	207,626
Bel Fuse, Inc., Class B	1,700	38,165
Blue Coat Systems, Inc.(1)	3,357	89,296
Cisco Systems, Inc.(1)	146,826	2,813,186
Comba Telecom Systems Holdings Ltd.	572,320	637,541
DG FastChannel, Inc.(1)	2,000	50,460
Emulex Corp.(1)	47,734	540,349
F5 Networks, Inc.(1)	31,740	4,185,871
Finisar Corp.(1)	4,267	81,585
Harris Corp.	31,816	1,407,540
HTC Corp.	114,250	3,167,104
Netgear, Inc.(1)	5,049	160,457
Oplink Communications, Inc.(1)	6,054	104,674
Plantronics, Inc.	3,353	119,937
Polycom, Inc.(1)	700	25,904
QUALCOMM, Inc.	63,479	2,967,009
RADWARE Ltd.(1)	2,557	79,344
Research In Motion Ltd.(1)	25,515	1,578,103
Riverbed Technology, Inc.(1)	3,552	120,448
Sycamore Networks, Inc.	2,663	79,943
Telefonaktiebolaget LM Ericsson B Shares	84,420	870,866
Tellabs, Inc.	6,300	39,753
Viasat, Inc.(1)	315	13,028
ZTE Corp. H Shares	132,400	486,796
		20,372,074

Shares/ Principal Amount	Value
COMPUTERS & PERIPHERALS — 1.6%
Apple, Inc.(1)	33,376	$ 10,384,942
Cray, Inc.(1)	4,680	33,415
Electronics for Imaging, Inc.(1)	3,400	44,506
EMC Corp.(1)	116,455	2,502,618
Fujitsu Ltd.	87,000	558,239
Hewlett-Packard Co.	57,287	2,402,044
Lenovo Group Ltd.	1,376,000	925,000
Lexmark International, Inc., Class A(1)	48,560	1,759,815
NCR Corp.(1)	1,700	24,463
NetApp, Inc.(1)	42,884	2,184,082
Novatel Wireless, Inc.(1)	1,000	9,810
SanDisk Corp.(1)	26,578	1,185,379
Seagate Technology plc(1)	124,541	1,670,095
Stratasys, Inc.(1)	1,235	41,768
Western Digital Corp.(1)	34,968	1,171,428
Wistron Corp.	185,355	375,787
		25,273,391
CONSTRUCTION & ENGINEERING — 0.1%
Comfort Systems USA, Inc.	2,400	26,760
EMCOR Group, Inc.(1)	10,993	294,613
Granite Construction, Inc.	7,200	182,664
Larsen & Toubro Ltd.	9,260	393,537
Pike Electric Corp.(1)	5,900	42,067
Shaw Group, Inc. (The)(1)	12,000	384,600
		1,324,241
CONSTRUCTION MATERIALS — 0.1%
Holcim Ltd.	9,920	638,996
Martin Marietta Materials, Inc.	500	42,270
PT Semen Gresik (Persero) Tbk	580,000	590,657
Texas Industries, Inc.	700	26,376
Vulcan Materials Co.	8,144	326,737
		1,625,036
CONSUMER FINANCE — 0.4%
American Express Co.	60,300	2,606,166
Cash America International, Inc.	19,639	710,932
Discover Financial Services	46,700	853,676
EZCORP, Inc., Class A(1)	1,611	40,533
International Personal Finance plc	72,591	337,606
NetSpend Holdings, Inc.(1)	1,090	14,606
ORIX Corp.	13,420	1,146,529
World Acceptance Corp.(1)	2,277	100,324
		5,810,372
CONTAINERS & PACKAGING — 0.1%
Ball Corp.	2,714	178,798
Bemis Co., Inc.	34,917	1,097,092
Graphic Packaging Holding Co.(1)	51,355	191,041
Silgan Holdings, Inc.	1,400	47,936
Sonoco Products Co.	1,800	58,968
		1,573,835
DISTRIBUTORS — 0.2%
Core-Mark Holding Co., Inc.(1)	1,200	43,440
Genuine Parts Co.	8,400	404,376
Li & Fung Ltd.	326,000	2,031,964
		2,479,780
DIVERSIFIED — 0.2%
iShares Russell 2000 Value Index Fund	7,200	475,632
iShares Russell Midcap Value Index Fund	60,779	2,561,227
iShares S&P SmallCap 600 Index Fund	1,000	63,900
		3,100,759
DIVERSIFIED CONSUMER SERVICES — 0.1%
Career Education Corp.(1)	17,076	303,782
H&R Block, Inc.	2,231	28,088
ITT Educational Services, Inc.(1)	31,504	1,842,669
Regis Corp.	1,500	26,730
Sotheby’s	4,721	189,360
		2,390,629
DIVERSIFIED FINANCIAL SERVICES — 1.2%
Bank of America Corp.	511,942	5,605,765
Citigroup, Inc.(1)	503,983	2,116,729
Compass Diversified Holdings	2,434	40,404
Deutsche Boerse AG	5,000	302,381
JPMorgan Chase & Co.	270,501	10,111,327
		18,176,606
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.4%
AT&T, Inc.	381,353	10,597,800
Atlantic Tele-Network, Inc.	1,100	37,719
CenturyLink, Inc.	16,200	696,438
China Unicom (Hong Kong) Ltd. ADR	65,898	885,669

Shares/ Principal Amount	Value
Consolidated Communications Holdings, Inc.	19,911	$ 366,761
General Communication, Inc., Class A(1)	5,715	64,408
Qwest Communications International, Inc.	110,766	775,362
Telefonica SA	44,570	948,228
Telenor ASA	58,930	847,102
Verizon Communications, Inc.	202,987	6,497,614
Vonage Holdings Corp.(1)	13,956	33,773
Windstream Corp.	26,535	346,016
		22,096,890
ELECTRIC UTILITIES — 0.8%
American Electric Power Co., Inc.	37,786	1,345,182
Central Vermont Public Service Corp.	2,300	46,460
Cleco Corp.	800	24,264
Entergy Corp.	12,169	866,919
Exelon Corp.	53,789	2,117,673
Fortum Oyj	55,910	1,475,429
Great Plains Energy, Inc.	11,452	213,580
IDACORP, Inc.	4,654	169,033
NextEra Energy, Inc.	14,089	713,185
Northeast Utilities	24,082	748,950
NV Energy, Inc.	88,353	1,209,553
Portland General Electric Co.	31,073	657,815
PPL Corp.	48,500	1,232,385
Unitil Corp.	1,400	32,228
Westar Energy, Inc.	48,011	1,195,954
		12,048,610
ELECTRICAL EQUIPMENT — 0.6%
Acuity Brands, Inc.	500	26,930
American Superconductor Corp.(1)	1,859	61,868
Belden, Inc.	1,100	36,608
Brady Corp., Class A	1,900	58,767
Crompton Greaves Ltd.	89,611	654,335
Emerson Electric Co.	19,374	1,066,926
Encore Wire Corp.	3,300	75,174
Hubbell, Inc., Class B	22,300	1,261,288
LSI Industries, Inc.	4,500	39,735
Regal-Beloit Corp.	500	30,500
Rockwell Automation, Inc.	43,359	2,866,897
Schneider Electric SA	9,419	1,322,278
Thomas & Betts Corp.(1)	28,547	1,268,914
		8,770,220
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.6%
Agilent Technologies, Inc.(1)	16,200	567,324
Anixter International, Inc.	736	41,120
AU Optronics Corp.(1)	1,155,000	1,155,663
Benchmark Electronics, Inc.(1)	2,200	35,354
Celestica, Inc.(1)	18,227	162,403
Cognex Corp.	6,163	172,317
Coherent, Inc.(1)	500	20,655
Daktronics, Inc.	10,683	144,007
DDi Corp.	6,110	64,094
Dolby Laboratories, Inc., Class A(1)	20,200	1,278,458
Electro Scientific Industries, Inc.(1)	4,100	61,254
Hon Hai Precision Industry Co. Ltd.	676,950	2,409,549
Jabil Circuit, Inc.	50,392	761,423
KEMET Corp.(1)	9,619	136,109
Littelfuse, Inc.	4,075	188,550
Methode Electronics, Inc.	2,800	28,588
Molex, Inc.	30,243	629,054
Murata Manufacturing Co. Ltd.	7,800	476,258
Park Electrochemical Corp.	1,600	43,840
PC Connection, Inc.(1)	2,500	22,550
Plexus Corp.(1)	2,100	56,983
Rogers Corp.(1)	1,400	46,186
SMART Modular Technologies (WWH), Inc.(1)	11,885	66,556
Tech Data Corp.(1)	700	30,849
Tyco Electronics Ltd.	45,107	1,372,155
Vishay Intertechnology, Inc.(1)	11,960	170,550
Vishay Precision Group, Inc.(1)	549	9,196
		10,151,045
ENERGY EQUIPMENT & SERVICES — 1.4%
Atwood Oceanics, Inc.(1)	8,300	295,480
Baker Hughes, Inc.	34,455	1,797,173
Bristow Group, Inc.(1)	900	39,519

Shares/ Principal Amount	Value
Cal Dive International, Inc.(1)	8,100	$ 43,335
China Oilfield Services Ltd. H Shares	250,000	457,174
Complete Production Services, Inc.(1)	46,941	1,335,471
Core Laboratories NV	11,600	992,960
Dril-Quip, Inc.(1)	9,367	725,381
FMC Technologies, Inc.(1)	14,761	1,243,467
Global Industries Ltd.(1)	3,700	23,051
Halliburton Co.	32,954	1,246,979
Helix Energy Solutions Group, Inc.(1)	2,900	40,687
Key Energy Services, Inc.(1)	4,300	44,290
National Oilwell Varco, Inc.	61,984	3,798,999
North American Energy Partners, Inc.(1)	2,600	24,154
Petrofac Ltd.	37,840	818,718
Petroleum Geo-Services ASA(1)	29,880	362,660
Pioneer Drilling Co.(1)	10,289	70,480
Rowan Cos., Inc.(1)	700	21,105
Saipem SpA	69,414	2,888,697
Schlumberger Ltd.	44,319	3,427,631
SEACOR Holdings, Inc.(1)	1,835	200,015
Seadrill Ltd.	27,900	854,205
Superior Energy Services, Inc.(1)	800	26,712
Tetra Technologies, Inc.(1)	7,000	77,000
Transocean Ltd.(1)	26,016	1,743,853
Unit Corp.(1)	1,000	39,970
		22,639,166
FOOD & STAPLES RETAILING — 1.3%
Costco Wholesale Corp.	31,162	2,106,863
CP ALL PCL	471,100	619,458
Kroger Co. (The)	58,800	1,384,740
Magnit OJSC GDR	40,987	1,082,057
Metro AG	16,060	1,151,988
PriceSmart, Inc.	3,663	122,967
Ruddick Corp.	600	22,056
Shoprite Holdings Ltd.	34,669	471,638
SYSCO Corp.	29,000	841,580
Tesco plc	286,635	1,847,142
Village Super Market, Inc., Class A	900	28,368
Walgreen Co.	35,300	1,230,205
Wal-Mart de Mexico SAB de CV	130,442	368,512
Wal-Mart Stores, Inc.	75,887	4,104,728
Weis Markets, Inc.	2,100	80,934
Wesfarmers Ltd.	60,615	1,827,809
Whole Foods Market, Inc.(1)	48,494	2,289,887
X5 Retail Group NV GDR(1)	13,833	524,962
		20,105,894
FOOD PRODUCTS — 1.6%
Archer-Daniels-Midland Co.	10,700	310,193
ConAgra Foods, Inc.	69,670	1,496,512
Corn Products International, Inc.	30,014	1,294,204
Danone SA	23,650	1,385,287
Del Monte Foods Co.	121,171	2,269,533
Dole Food Co., Inc.(1)	17,715	167,761
Farmer Bros. Co.	1,900	33,098
Flowers Foods, Inc.	8,804	230,665
General Mills, Inc.	31,027	1,096,184
H.J. Heinz Co.	32,167	1,552,701
Hershey Co. (The)	59,892	2,802,946
Kellogg Co.	63,128	3,107,791
Kraft Foods, Inc., Class A	47,600	1,439,900
Mead Johnson Nutrition Co.	30,981	1,845,538
Nestle SA	47,470	2,580,071
PT Indofood CBP Sukses Makmur Tbk(1)	460,500	259,968
Ralcorp Holdings, Inc.(1)	1,100	68,112
Seneca Foods Corp., Class A(1)	1,400	33,306
TreeHouse Foods, Inc.(1)	1,100	54,648
Tyson Foods, Inc., Class A	114,259	1,808,720
Unilever NV CVA	36,793	1,037,806
Unilever NV New York Shares	22,700	644,226
		25,519,170
GAS UTILITIES — 0.1%
AGL Resources, Inc.	10,503	385,775
Atmos Energy Corp.	1,100	33,077
Chesapeake Utilities Corp.	1,100	41,349
Nicor, Inc.	1,000	43,250
PT Perusahaan Gas Negara	1,192,000	567,368
Southwest Gas Corp.	7,608	266,508
WGL Holdings, Inc.	1,100	39,886
		1,377,213

Shares/ Principal Amount	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 0.9%
Abaxis, Inc.(1)	603	$ 16,281
Align Technology, Inc.(1)	1,661	29,051
American Medical Systems Holdings, Inc.(1)	2,051	36,774
Analogic Corp.	500	23,235
Arthrocare Corp.(1)	734	22,226
Beckman Coulter, Inc.	20,592	1,126,588
Becton, Dickinson & Co.	4,601	358,556
Boston Scientific Corp.(1)	51,719	332,036
C.R. Bard, Inc.	13,500	1,145,475
CareFusion Corp.(1)	23,008	526,193
Cie Generale d’Optique Essilor International SA	5,070	316,782
Covidien plc	51,214	2,154,573
Cutera, Inc.(1)	4,900	34,349
Cyberonics, Inc.(1)	747	20,072
DENTSPLY International, Inc.	7,027	217,275
DexCom, Inc.(1)	1,641	18,502
Edwards Lifesciences Corp.(1)	7,161	475,204
Gen-Probe, Inc.(1)	6,592	341,861
Haemonetics Corp.(1)	690	40,565
HeartWare International, Inc.(1)	263	24,185
ICU Medical, Inc.(1)	800	29,320
Immucor, Inc.(1)	1,900	34,903
Insulet Corp.(1)	1,139	15,456
Integra LifeSciences Holdings Corp.(1)	553	23,984
Intuitive Surgical, Inc.(1)	1,812	471,646
Masimo Corp.	8,402	259,286
Medtronic, Inc.	22,900	767,837
Meridian Bioscience, Inc.	1,108	24,620
Neogen Corp.(1)	614	22,810
NuVasive, Inc.(1)	1,061	24,785
Sirona Dental Systems, Inc.(1)	960	36,278
Sonova Holding AG	7,440	928,842
STERIS Corp.	1,630	56,088
Supermax Corp. Bhd	259,825	340,418
Symmetry Medical, Inc.(1)	16,806	137,305
Utah Medical Products, Inc.	1,400	38,122
Varian Medical Systems, Inc.(1)	19,200	1,263,936
Volcano Corp.(1)	1,383	36,719
West Pharmaceutical Services, Inc.	889	33,711
Young Innovations, Inc.	4,900	148,078
Zimmer Holdings, Inc.(1)	37,969	1,870,353
Zoll Medical Corp.(1)	601	20,085
		13,844,365
HEALTH CARE PROVIDERS & SERVICES — 1.4%
Aetna, Inc.	28,994	858,802
Alliance HealthCare Services, Inc.(1)	9,500	35,625
Almost Family, Inc.(1)	700	24,808
Amedisys, Inc.(1)	838	23,783
AMERIGROUP Corp.(1)	700	30,121
Amsurg Corp.(1)	2,800	51,464
Assisted Living Concepts, Inc., Class A(1)	1,000	30,220
Bio-Reference Labs, Inc.(1)	696	14,595
Cardinal Health, Inc.	62,681	2,230,190
Catalyst Health Solutions, Inc.(1)	1,093	46,912
Chemed Corp.	1,101	67,095
Community Health Systems, Inc.(1)	1,300	41,418
Express Scripts, Inc.(1)	72,888	3,796,736
Fresenius Medical Care AG & Co. KGaA	21,510	1,241,649
Health Management Associates, Inc., Class A(1)	3,800	33,858
Health Net, Inc.(1)	30,514	823,878
HealthSouth Corp.(1)	2,428	43,704
HMS Holdings Corp.(1)	748	47,132
Humana, Inc.(1)	43,707	2,449,340
Kindred Healthcare, Inc.(1)	2,000	32,280
Landauer, Inc.	253	16,599
LifePoint Hospitals, Inc.(1)	26,228	949,978
Magellan Health Services, Inc.(1)	11,248	547,778
McKesson Corp.	8,459	540,530
Medco Health Solutions, Inc.(1)	33,254	2,039,135
MWI Veterinary Supply, Inc.(1)	331	20,224
National Healthcare Corp.	2,300	99,636
Owens & Minor, Inc.	3,777	106,700
Patterson Cos., Inc.	36,432	1,083,123
PSS World Medical, Inc.(1)	1,613	33,228
Quest Diagnostics, Inc.	7,700	379,764

Shares/ Principal Amount	Value
Select Medical Holdings Corp.(1)	34,840	$ 215,660
Sinopharm Group Co. H Shares	98,000	358,424
Sun Healthcare Group, Inc.(1)	1,000	9,800
U.S. Physical Therapy, Inc.(1)	2,100	40,299
UnitedHealth Group, Inc.	61,603	2,249,742
WellPoint, Inc.(1)	15,100	841,674
		21,455,904
HEALTH CARE TECHNOLOGY — 0.1%
athenahealth, Inc.(1)	973	39,903
MedAssets, Inc.(1)	1,249	23,163
Quality Systems, Inc.	525	33,857
SXC Health Solutions Corp.(1)	35,500	1,361,425
		1,458,348
HOTELS, RESTAURANTS & LEISURE — 1.6%
Accor SA	28,817	1,218,123
Bob Evans Farms, Inc.	1,000	31,140
Brinker International, Inc.	4,251	86,891
Carnival plc	30,581	1,247,212
CEC Entertainment, Inc.(1)	28,871	1,083,240
Chipotle Mexican Grill, Inc.(1)	7,759	2,005,624
Compass Group plc	153,304	1,324,627
Ctrip.com International Ltd. ADR(1)	60,704	2,660,049
Darden Restaurants, Inc.	7,100	347,545
DineEquity, Inc.(1)	371	19,819
Domino’s Pizza, Inc.(1)	11,733	173,296
Home Inns & Hotels Management, Inc. ADR(1)	13,000	618,930
International Speedway Corp., Class A	20,028	474,463
Jack in the Box, Inc.(1)	2,000	40,230
Las Vegas Sands Corp.(1)	44,363	2,221,699
Marriott International, Inc., Class A	14,459	566,937
McDonald’s Corp.	27,212	2,130,700
Orient-Express Hotels Ltd., Class A(1)	2,200	25,454
Red Robin Gourmet Burgers, Inc.(1)	2,000	37,060
Royal Caribbean Cruises Ltd.(1)	44,700	1,799,175
Ruby Tuesday, Inc.(1)	1,700	21,743
Speedway Motorsports, Inc.	22,346	329,157
Starbucks Corp.	67,072	2,052,403
Starwood Hotels & Resorts Worldwide, Inc.	60,409	3,433,648
Vail Resorts, Inc.(1)	600	27,168
Wynn Macau Ltd.	279,504	566,560
		24,542,893
HOUSEHOLD DURABLES — 0.3%
American Greetings Corp., Class A	12,774	256,374
CSS Industries, Inc.	1,400	25,578
Deer Consumer Products, Inc.(1)	5,761	64,350
Ethan Allen Interiors, Inc.	1,400	23,086
Fortune Brands, Inc.	3,272	193,342
Furniture Brands International, Inc.(1)	7,300	32,193
Helen of Troy Ltd.(1)	900	21,258
Lennar Corp., Class A	30,798	467,822
M.D.C. Holdings, Inc.	1,200	29,964
MRV Engenharia e Participacoes SA	51,400	508,124
PDG Realty SA Empreendimentos e Participacoes	114,600	694,444
Stanley Black & Decker, Inc.	3,835	228,298
Tempur-Pedic International, Inc.(1)	6,815	239,275
Toll Brothers, Inc.(1)	25,849	463,990
Turkiye Sise ve Cam Fabrikalari AS(1)	296,327	504,420
Whirlpool Corp.	10,596	773,508
		4,526,026
HOUSEHOLD PRODUCTS — 1.1%
Church & Dwight Co., Inc.	12,700	828,675
Clorox Co.	24,212	1,496,544
Colgate-Palmolive Co.	5,875	449,731
Energizer Holdings, Inc.(1)	20,997	1,477,979
Kimberly-Clark Corp.	43,482	2,691,101
LG Household & Health Care Ltd.	1,891	623,863
Procter & Gamble Co. (The)	127,729	7,800,410
Reckitt Benckiser Group plc	27,830	1,471,798
Unicharm Corp.	30,000	1,172,183
WD-40 Co.	500	19,545
		18,031,829

Shares/ Principal Amount	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
International Power plc	77,240	$ 489,583
Mirant Corp.(1)	64,377	638,620
NRG Energy, Inc.(1)	57,940	1,122,877
		2,251,080
INDUSTRIAL CONGLOMERATES — 1.0%
3M Co.	36,494	3,064,766
General Electric Co.	382,794	6,059,629
Raven Industries, Inc.	2,810	124,764
Seaboard Corp.	14	26,068
Siemens AG	17,430	1,907,062
Textron, Inc.	56,033	1,252,898
Tredegar Corp.	1,300	24,219
Tyco International Ltd.	69,083	2,617,555
		15,076,961
INSURANCE — 2.6%
ACE Ltd.	36,288	2,123,574
Admiral Group plc	51,461	1,223,088
Aflac, Inc.	21,268	1,095,302
Allianz SE	13,950	1,530,109
Allied World Assurance Co. Holdings Ltd.	24,747	1,453,639
Allstate Corp. (The)	73,303	2,133,850
Alterra Capital Holdings Ltd.	3,500	71,190
American Equity Investment Life Holding Co.	2,200	24,156
American Financial Group, Inc.	60,158	1,851,062
Amtrust Financial Services, Inc.	2,909	46,573
Aon Corp.	38,904	1,560,828
Aspen Insurance Holdings Ltd.	3,888	112,363
Baldwin & Lyons, Inc., Class B	1,600	37,008
Berkshire Hathaway, Inc., Class B(1)	26,319	2,097,098
Chubb Corp. (The)	56,904	3,244,097
Endurance Specialty Holdings Ltd.	5,782	255,044
FPIC Insurance Group, Inc.(1)	913	33,763
Hanover Insurance Group, Inc. (The)	1,100	49,808
HCC Insurance Holdings, Inc.	45,064	1,265,397
Horace Mann Educators Corp.	10,734	175,286
Loews Corp.	94,088	3,519,832
Marsh & McLennan Cos., Inc.	55,941	1,403,000
Mercer Insurance Group, Inc.	3,100	58,187
Ping An Insurance Group Co. of China Ltd. H Shares	188,000	2,169,296
Platinum Underwriters Holdings Ltd.	1,200	51,876
Principal Financial Group, Inc.	111,055	3,025,138
ProAssurance Corp.(1)	800	47,384
Prudential Financial, Inc.	45,342	2,297,933
Safety Insurance Group, Inc.	1,270	59,449
Symetra Financial Corp.	49,090	593,989
Torchmark Corp.	16,700	959,749
Transatlantic Holdings, Inc.	18,819	952,241
Travelers Cos., Inc. (The)	81,129	4,380,155
United Fire & Casualty Co.	1,400	29,036
Unitrin, Inc.	300	7,098
Validus Holdings Ltd.	1,100	32,131
		39,969,729
INTERNET & CATALOG RETAIL — 0.5%
HSN, Inc.(1)	2,979	84,455
Netflix, Inc.(1)	16,799	3,458,914
priceline.com, Inc.(1)	7,439	2,931,338
Rakuten, Inc.	921	705,414
		7,180,121
INTERNET SOFTWARE & SERVICES — 1.1%
Akamai Technologies, Inc.(1)	20,034	1,045,574
Ancestry.com, Inc.(1)	3,777	107,947
AOL, Inc.(1)	31,267	756,036
Baidu, Inc. ADR(1)	36,240	3,812,086
Dice Holdings, Inc.(1)	10,044	113,497
EarthLink, Inc.	37,872	339,522
Google, Inc., Class A(1)	11,463	6,370,104
Internap Network Services Corp.(1)	2,898	15,157
KIT Digital, Inc.(1)	3,123	43,004
Limelight Networks, Inc.(1)	12,754	90,553
Liquidity Services, Inc.(1)	2,830	43,780
MercadoLibre, Inc.(1)	8,935	568,445
Rackspace Hosting, Inc.(1)	2,408	70,241

Shares/ Principal Amount	Value
Tencent Holdings Ltd.	39,100	$ 869,605
Terremark Worldwide, Inc.(1)	4,048	48,434
Travelzoo, Inc.(1)	1,580	67,924
ValueClick, Inc.(1)	2,054	31,919
VeriSign, Inc.(1)	40,200	1,379,262
Vocus, Inc.(1)	5,308	129,940
WebMD Health Corp.(1)	16,500	847,110
Yahoo Japan Corp.	1,200	430,159
Zix Corp.(1)	23,750	91,200
		17,271,499
IT SERVICES — 1.5%
Accenture plc, Class A	78,172	3,386,411
Automatic Data Processing, Inc.	6,738	300,313
Booz Allen Hamilton Holding Corp.(1)	8,292	160,865
CACI International, Inc., Class A(1)	600	30,198
Cass Information Systems, Inc.	996	35,219
Cognizant Technology Solutions Corp., Class A(1)	27,500	1,786,950
Computer Sciences Corp.	33,377	1,489,615
DST Systems, Inc.	2,200	94,292
Fiserv, Inc.(1)	11,500	635,950
Infosys Technologies Ltd.	49,468	3,289,242
International Business Machines Corp.	72,409	10,242,977
MasterCard, Inc., Class A	6,246	1,480,489
MAXIMUS, Inc.	379	23,005
NeuStar, Inc., Class A(1)	1,400	36,176
Paychex, Inc.	9,318	265,936
Total System Services, Inc.	4,300	64,887
Western Union Co. (The)	27,785	490,127
		23,812,652
LEISURE EQUIPMENT & PRODUCTS — 0.2%
Arctic Cat, Inc.(1)	2,200	32,802
JAKKS Pacific, Inc.(1)	300	5,775
Mattel, Inc.	8,789	227,108
Polaris Industries, Inc.	31,606	2,297,440
		2,563,125
LIFE SCIENCES TOOLS & SERVICES — 0.2%
Bruker Corp.(1)	45,885	707,547
Dionex Corp.(1)	483	44,035
Illumina, Inc.(1)	24,100	1,448,892
Luminex Corp.(1)	1,011	17,065
PAREXEL International Corp.(1)	1,562	27,429
Pharmaceutical Product Development, Inc.	1,600	39,872
Sequenom, Inc.(1)	2,173	14,928
Thermo Fisher Scientific, Inc.(1)	12,023	611,490
Waters Corp.(1)	11,700	899,379
		3,810,637
MACHINERY — 2.5%
3D Systems Corp.(1)	1,955	55,014
Actuant Corp., Class A	900	21,267
AGCO Corp.(1)	24,900	1,123,986
Alfa Laval AB	55,900	981,629
Altra Holdings, Inc.(1)	33,784	566,896
ArvinMeritor, Inc.(1)	53,778	959,937
Ashok Leyland Ltd.	449,404	701,750
Atlas Copco AB A Shares	87,140	1,924,233
Barnes Group, Inc.	1,600	30,544
Blount International, Inc.(1)	2,850	44,061
Briggs & Stratton Corp.	5,370	93,492
Cascade Corp.	1,524	55,656
Caterpillar, Inc.	35,079	2,967,683
CIRCOR International, Inc.	1,241	49,020
CNH Global NV(1)	13,950	577,809
Colfax Corp.(1)	2,000	33,760
Commercial Vehicle Group, Inc.(1)	5,571	78,941
Cummins, Inc.	24,427	2,372,350
Deere & Co.	25,882	1,933,385
Doosan Infracore Co. Ltd.(1)	51,110	1,102,079
Douglas Dynamics, Inc.	1,400	20,650
Dover Corp.	29,200	1,600,452
Dynamic Materials Corp.	2,500	40,225
Eaton Corp.	23,905	2,304,442
EnPro Industries, Inc.(1)	5,580	204,507
FANUC CORP.	8,400	1,203,441
FreightCar America, Inc.	600	14,904
Harsco Corp.	21,162	509,158
Hyundai Heavy Industries Co. Ltd.	3,938	1,261,831
Illinois Tool Works, Inc.	38,253	1,821,990
Ingersoll-Rand plc	33,500	1,373,500
Joy Global, Inc.	8,833	674,135
Kaydon Corp.	31,650	1,107,117
Komatsu Ltd.	67,000	1,855,729

Shares/ Principal Amount	Value
Lincoln Electric Holdings, Inc.	700	$ 43,162
Lindsay Corp.	2,770	163,541
Middleby Corp.(1)	1,390	111,853
Mueller Industries, Inc.	4,100	125,009
Mueller Water Products, Inc., Class A	11,200	39,424
NACCO Industries, Inc., Class A	892	82,608
NN, Inc.(1)	5,073	50,730
Oshkosh Corp.(1)	1,625	46,637
Parker-Hannifin Corp.	21,724	1,742,917
PT United Tractors Tbk	166,500	423,899
Robbins & Myers, Inc.	4,605	142,801
Sany Heavy Equipment International Holdings Co. Ltd.	307,000	491,036
Sauer-Danfoss, Inc.(1)	4,576	139,065
Tata Motors Ltd.	17,169	462,087
Timken Co.	69,073	3,008,820
Titan International, Inc.	9,880	157,882
Volvo AB B Shares(1)	113,860	1,652,972
Wabash National Corp.(1)	17,729	187,041
		38,737,057
MARINE — 0.1%
Alexander & Baldwin, Inc.	800	28,072
Diana Shipping, Inc.(1)	4,700	63,403
Genco Shipping & Trading Ltd.(1)	2,400	35,232
Kuehne + Nagel International AG	7,950	1,019,444
		1,146,151
MEDIA — 1.4%
AirMedia Group, Inc. ADR(1)	4,425	30,577
Belo Corp., Class A(1)	5,700	33,060
CBS Corp., Class B	102,200	1,721,048
Charter Communications, Inc., Class A(1)	4,293	143,901
Comcast Corp., Class A	223,626	4,472,520
CTC Media, Inc.	27,483	618,642
DirecTV, Class A(1)	7,704	319,947
Discovery Communications, Inc., Class A(1)	14,800	603,544
Discovery Communications, Inc., Class C(1)	12,125	430,559
E.W. Scripps Co. (The), Class A(1)	10,100	91,203
Entravision Communications Corp., Class A(1)	16,600	41,334
Focus Media Holding Ltd. ADR(1)	48,406	1,129,312
Gannett Co., Inc.	6,104	80,023
Harte-Hanks, Inc.	2,100	26,124
Imax Corp.(1)	35,200	957,792
Journal Communications, Inc., Class A(1)	6,100	27,694
Knology, Inc.(1)	3,100	47,709
Liberty Media Corp. - Starz, Series A(1)	2,600	163,397
LIN TV Corp., Class A(1)	11,000	49,830
Naspers Ltd. N Shares	19,999	998,153
Omnicom Group, Inc.	5,267	239,333
Publicis Groupe SA	21,780	973,247
Reed Elsevier plc	82,469	652,927
Scholastic Corp.	3,601	101,188
Scripps Networks Interactive, Inc., Class A	19,331	984,914
Time Warner Cable, Inc.	11,000	676,940
Time Warner, Inc.	135,116	3,984,571
Viacom, Inc., Class B	38,900	1,471,587
Walt Disney Co. (The)	42,970	1,568,835
		22,639,911
METALS & MINING — 2.0%
Allied Nevada Gold Corp.(1)	3,616	96,692
Antofagasta plc	124,702	2,550,676
BHP Billiton Ltd.	85,829	3,516,096
Brush Engineered Materials, Inc.(1)	3,529	124,221
Century Aluminum Co.(1)	1,700	23,537
Cliffs Natural Resources, Inc.	31,492	2,152,163
Coeur d’Alene Mines Corp.(1)	2,200	53,570
Commercial Metals Co.	2,400	36,888
Exxaro Resources Ltd.	20,906	371,387
Ferrexpo plc	117,007	634,811
Freeport-McMoRan Copper & Gold, Inc.	54,418	5,513,632
Globe Specialty Metals, Inc.	5,303	85,962
Gold Fields Ltd. ADR	19,555	326,373
Grupo Mexico SAB de CV, Series B	191,544	650,677
Haynes International, Inc.	700	27,069
Hecla Mining Co.(1)	5,900	56,581

Shares/ Principal Amount	Value
Hyundai Steel Co.	2,956	$ 280,455
Impala Platinum Holdings Ltd.	17,994	513,531
Kaiser Aluminum Corp.	500	23,450
Mesabi Trust	3,470	164,027
Mongolian Mining Corp.(1)	316,300	347,050
Newmont Mining Corp.	50,227	2,954,854
Nucor Corp.	20,500	773,670
POSCO	801	314,002
Royal Gold, Inc.	400	20,608
RTI International Metals, Inc.(1)	800	22,696
Schnitzer Steel Industries, Inc., Class A	400	22,836
Thompson Creek Metals Co., Inc.(1)	3,800	46,170
Vale SA Preference Shares	197,100	5,517,788
Walter Energy, Inc.	9,500	975,080
Worthington Industries, Inc.	1,500	24,030
Xingda International Holdings Ltd.	156,000	154,290
Xstrata plc	120,920	2,430,058
		30,804,930
MULTILINE RETAIL — 0.8%
Big Lots, Inc.(1)	2,100	64,365
Dollar Tree, Inc.(1)	66,513	3,654,889
Family Dollar Stores, Inc.	11,700	587,340
Fred’s, Inc., Class A	3,200	40,928
Kohl’s Corp.(1)	31,761	1,791,956
Macy’s, Inc.	59,182	1,519,794
PCD Stores Ltd.	1,104,000	351,171
Target Corp.	93,780	5,339,833
		13,350,276
MULTI-UTILITIES — 0.4%
Avista Corp.	1,800	38,466
Black Hills Corp.	814	24,705
Consolidated Edison, Inc.	6,652	321,757
DTE Energy Co.	10,359	461,494
Integrys Energy Group, Inc.	46,102	2,245,167
MDU Resources Group, Inc.	3,800	77,672
NorthWestern Corp.	1,100	31,691
PG&E Corp.	45,783	2,148,596
Wisconsin Energy Corp.	6,194	373,003
Xcel Energy, Inc.	40,976	962,936
		6,685,487
OFFICE ELECTRONICS — 0.1%
Canon, Inc.	48,100	2,267,350
Zebra Technologies Corp., Class A(1)	600	21,864
		2,289,214
OIL, GAS & CONSUMABLE FUELS — 4.8%
Alpha Natural Resources, Inc.(1)	500	24,780
Apache Corp.	46,401	4,994,604
Banpu PCL	36,300	907,800
Berry Petroleum Co., Class A	1,300	49,543
BG Group plc	163,120	2,947,016
Bill Barrett Corp.(1)	1,200	46,140
BP Prudhoe Bay Royalty Trust	991	109,337
Brigham Exploration Co.(1)	24,900	626,235
Canadian Natural Resources Ltd.	37,880	1,456,865
Chevron Corp.	130,422	10,560,269
Cimarex Energy Co.	8,128	654,629
CNOOC Ltd.	958,000	2,077,593
Concho Resources, Inc.(1)	21,300	1,762,575
ConocoPhillips	121,713	7,323,471
Crosstex Energy LP	6,788	94,557
Devon Energy Corp.	22,117	1,560,797
DHT Holdings, Inc.	7,500	32,925
EOG Resources, Inc.	3,636	323,422
EQT Corp.	33,056	1,337,776
Exxon Mobil Corp.	224,239	15,598,065
Forest Oil Corp.(1)	4,042	138,317
Frontier Oil Corp.	4,300	66,779
Goodrich Petroleum Corp.(1)	1,900	24,985
Hugoton Royalty Trust	1,200	24,612
Imperial Oil Ltd.	53,248	1,936,338
Knightsbridge Tankers Ltd.	3,495	79,476
Murphy Oil Corp.	25,132	1,696,913
Noble Energy, Inc.	4,904	398,450
Nordic American Tanker Shipping	3,400	87,958
NovaTek OAO GDR	12,867	1,210,785
Occidental Petroleum Corp.	68,063	6,001,115
Overseas Shipholding Group, Inc.	3,200	111,904

Shares/ Principal Amount	Value
Pacific Rubiales Energy Corp.	33,836	$ 1,054,748
Penn Virginia Corp.	2,800	44,408
Permian Basin Royalty Trust	6,780	149,567
Petroleo Brasileiro SA ADR	41,424	1,212,895
Pioneer Natural Resources Co.	8,400	672,924
Rosetta Resources, Inc.(1)	700	25,074
Royal Dutch Shell plc B Shares	71,240	2,114,260
SandRidge Energy, Inc.(1)	5,600	28,896
Southwestern Energy Co.(1)	12,555	454,491
Sunoco, Inc.	6,269	251,638
Swift Energy Co.(1)	1,400	51,086
Teekay Tankers Ltd., Class A	3,651	43,264
Total SA	24,030	1,163,935
Tullow Oil plc	31,956	570,127
Ultra Petroleum Corp.(1)	7,523	353,506
Valero Energy Corp.	42,800	833,744
W&T Offshore, Inc.	4,335	72,611
Whiting Petroleum Corp.(1)	10,700	1,177,535
		74,540,740
PAPER & FOREST PRODUCTS — 0.2%
Buckeye Technologies, Inc.	4,613	91,891
Clearwater Paper Corp.(1)	1,801	144,980
Domtar Corp.	10,430	791,846
International Paper Co.	36,415	909,282
KapStone Paper and Packaging Corp.(1)	9,236	135,954
MeadWestvaco Corp.	15,395	382,412
P.H. Glatfelter Co.	2,100	26,124
		2,482,489
PERSONAL PRODUCTS — 0.2%
Estee Lauder Cos., Inc. (The), Class A	29,441	2,205,720
Hypermarcas SA(1)	42,100	666,146
Hypermarcas SA Rights(1)	42	3
Natura Cosmeticos SA	17,800	478,376
Prestige Brands Holdings, Inc.(1)	2,700	31,779
Schiff Nutrition International, Inc.	600	4,938
		3,386,962
PHARMACEUTICALS — 2.6%
Abbott Laboratories	90,739	4,220,271
Allergan, Inc.	16,374	1,085,105
Aspen Pharmacare Holdings Ltd.(1)	36,930	484,225
Aurobindo Pharma Ltd.	29,271	795,902
Auxilium Pharmaceuticals, Inc.(1)	1,113	21,069
Bristol-Myers Squibb Co.	72,011	1,817,558
Eli Lilly & Co.	92,778	3,122,907
Endo Pharmaceuticals Holdings, Inc.(1)	18,950	682,389
Forest Laboratories, Inc.(1)	40,379	1,287,686
Impax Laboratories, Inc.(1)	3,575	63,993
Johnson & Johnson	157,169	9,673,752
Medicis Pharmaceutical Corp., Class A	1,200	31,620
Merck & Co., Inc.	110,251	3,800,352
Nektar Therapeutics(1)	2,587	32,777
Novartis AG	41,610	2,207,674
Novo Nordisk A/S B Shares	21,563	2,132,961
Perrigo Co.	4,873	293,550
Pfizer, Inc.	352,327	5,739,407
Questcor Pharmaceuticals, Inc.(1)	1,548	22,044
Roche Holding AG	10,432	1,432,302
Salix Pharmaceuticals Ltd.(1)	17,401	776,955
Shire plc	35,800	836,947
Teva Pharmaceutical Industries Ltd. ADR	16,700	835,668
VIVUS, Inc.(1)	2,271	14,762
		41,411,876
PROFESSIONAL SERVICES — 0.1%
Adecco SA	9,820	559,172
Capita Group plc (The)	35,620	361,241
CDI Corp.	2,200	37,730
Heidrick & Struggles International, Inc.	1,800	37,386
Kelly Services, Inc., Class A(1)	9,401	168,043
Korn/Ferry International(1)	2,800	48,496
Mistras Group, Inc.(1)	3,800	45,220
SGS SA	570	933,104
Towers Watson & Co., Class A	700	35,140
		2,225,532

Shares/ Principal Amount	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.4%
Agree Realty Corp.	554	$ 15,484
Alexandria Real Estate Equities, Inc.	7,736	516,378
AMB Property Corp.	36,435	1,063,173
American Campus Communities, Inc.	10,125	318,330
Annaly Capital Management, Inc.	18,622	338,734
Apartment Investment & Management Co., Class A	21,300	513,756
Ashford Hospitality Trust, Inc.(1)	13,338	125,377
Associated Estates Realty Corp.	17,494	261,535
AvalonBay Communities, Inc.	14,419	1,590,848
BioMed Realty Trust, Inc.	11,292	199,078
Boston Properties, Inc.	21,887	1,834,131
Camden Property Trust	8,253	421,481
Capstead Mortgage Corp.	15,508	182,219
CBL & Associates Properties, Inc.	2,000	33,000
Chimera Investment Corp.	19,900	79,600
CommonWealth REIT	900	22,527
Cousins Properties, Inc.	14,775	109,630
DCT Industrial Trust, Inc.	7,300	36,062
Developers Diversified Realty Corp.	56,901	730,040
Digital Realty Trust, Inc.	11,986	629,505
Duke Realty Corp.	3,100	34,503
DuPont Fabros Technology, Inc.	33,289	751,999
Equity LifeStyle Properties, Inc.	8,247	444,348
Equity One, Inc.	14,765	255,582
Equity Residential	36,900	1,844,262
Essex Property Trust, Inc.	5,709	632,786
Extra Space Storage, Inc.	15,598	249,880
Federal Realty Investment Trust	3,733	288,897
First Industrial Realty Trust, Inc.(1)	4,600	35,006
First Potomac Realty Trust	2,600	40,924
General Growth Properties, Inc.	20,262	328,042
Getty Realty Corp.	1,600	47,696
Government Properties Income Trust	33,468	858,454
Hatteras Financial Corp.	922	28,564
HCP, Inc.	46,300	1,524,659
Healthcare Realty Trust, Inc.	1,200	24,768
Hersha Hospitality Trust	60,682	371,981
Highwoods Properties, Inc.	1,600	48,816
Host Hotels & Resorts, Inc.	112,859	1,859,916
Inland Real Estate Corp.	2,700	22,950
Kilroy Realty Corp.	1,200	40,944
Kimco Realty Corp.	65,624	1,093,296
LaSalle Hotel Properties	8,600	204,680
Lexington Realty Trust	12,967	101,791
Link Real Estate Investment Trust (The)	137,500	431,176
Macerich Co. (The)	16,868	781,663
Medical Properties Trust, Inc.	2,300	24,104
MFA Financial, Inc.	6,900	56,235
National Health Investors, Inc.	700	30,800
National Retail Properties, Inc.	1,900	49,419
Nationwide Health Properties, Inc.	8,789	316,843
Omega Healthcare Investors, Inc.	8,500	179,435
Pennsylvania Real Estate Investment Trust	13,968	187,590
Piedmont Office Realty Trust, Inc., Class A	57,727	1,148,190
Post Properties, Inc.	9,461	322,336
ProLogis	81,338	1,058,207
PS Business Parks, Inc.	700	36,274
Public Storage	14,400	1,391,040
Rayonier, Inc.	17,734	903,725
Regency Centers Corp.	18,000	732,960
Sabra Health Care REIT, Inc.	1,000	17,050
Saul Centers, Inc.	600	25,542
Simon Property Group, Inc.	31,715	3,123,927
SL Green Realty Corp.	10,539	689,251
Sunstone Hotel Investors, Inc.(1)	33,363	317,616
Taubman Centers, Inc.	14,746	715,623
UDR, Inc.	26,899	599,848
Urstadt Biddle Properties, Inc., Class A	1,600	29,440
Ventas, Inc.	12,110	620,880
Vornado Realty Trust	23,179	1,890,943

Shares/ Principal Amount	Value
Washington Real Estate Investment Trust	900	$ 27,612
Weingarten Realty Investors	14,841	351,732
Weyerhaeuser Co.	56,521	943,335
Winthrop Realty Trust	2,000	23,940
		37,182,368
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.4%
BR Malls Participacoes SA	56,800	559,851
Brookfield Asset Management, Inc., Class A	7,500	219,225
C C Land Holdings Ltd.	1,151,000	431,342
CB Richard Ellis Group, Inc., Class A(1)	61,900	1,187,861
China Overseas Land & Investment Ltd.	396,000	760,881
Forest City Enterprises, Inc., Class A(1)	16,000	245,600
Global Logistic Properties Ltd.(1)	326,000	548,127
Jones Lang LaSalle, Inc.	12,400	989,768
Sumitomo Realty & Development Co. Ltd.	56,000	1,205,783
Sun Hung Kai Properties Ltd.	30,000	496,066
		6,644,504
ROAD & RAIL — 0.3%
Arkansas Best Corp.	1,200	29,562
Canadian National Railway Co.	18,410	1,176,102
CSX Corp.	9,346	568,330
Kansas City Southern(1)	25,700	1,216,638
Norfolk Southern Corp.	8,241	495,861
Old Dominion Freight Line, Inc.(1)	900	25,992
Union Pacific Corp.	9,330	840,727
		4,353,212
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.0%
Advanced Micro Devices, Inc.(1)	26,896	196,072
Altera Corp.	29,100	1,021,119
Amtech Systems, Inc.(1)	1,980	40,986
Applied Materials, Inc.	138,800	1,725,284
ARM Holdings plc	419,320	2,581,531
ASML Holding NV	25,620	828,741
Atheros Communications, Inc.(1)	1,430	46,561
Broadcom Corp., Class A	43,728	1,945,459
Cavium Networks, Inc.(1)	31,641	1,164,231
Cirrus Logic, Inc.(1)	1,756	26,814
Cree, Inc.(1)	3,383	220,504
Cymer, Inc.(1)	900	34,263
Entegris, Inc.(1)	6,719	43,674
GT Solar International, Inc.(1)	10,384	69,469
Integrated Device Technology, Inc.(1)	7,300	46,939
Intel Corp.	272,412	5,753,341
Intersil Corp., Class A	2,900	36,975
KLA-Tencor Corp.	6,404	234,835
Linear Technology Corp.	46,904	1,529,070
LSI Corp.(1)	42,579	244,404
Marvell Technology Group Ltd.(1)	61,239	1,181,300
Mattson Technology, Inc.(1)	2,500	6,925
MEMC Electronic Materials, Inc.(1)	1,600	18,512
Micron Technology, Inc.(1)	214,514	1,557,372
MIPS Technologies, Inc.(1)	12,641	171,791
MKS Instruments, Inc.(1)	900	18,333
Photronics, Inc.(1)	9,878	63,120
Samsung Electronics Co. Ltd.	4,399	3,134,012
Sigma Designs, Inc.(1)	4,300	51,600
Silicon Image, Inc.(1)	7,629	58,514
Skyworks Solutions, Inc.(1)	57,295	1,458,158
Standard Microsystems Corp.(1)	2,000	54,500
Taiwan Semiconductor Manufacturing Co. Ltd.	600,500	1,248,969
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	38,295	411,671
Teradyne, Inc.(1)	84,485	1,001,992
Texas Instruments, Inc.	46,437	1,476,697
Ultratech, Inc.(1)	3,587	65,893
Varian Semiconductor Equipment Associates, Inc.(1)	1,500	47,295
Veeco Instruments, Inc.(1)	15,801	694,928
Verigy Ltd.(1)	5,400	46,224
Zoran Corp.(1)	3,500	24,080
		30,582,158
SOFTWARE — 2.3%
ACI Worldwide, Inc.(1)	1,416	35,952
Activision Blizzard, Inc.	41,000	481,340
Ariba, Inc.(1)	2,087	42,230

Shares/ Principal Amount	Value
Aspen Technology, Inc.(1)	500	$ 6,250
Cadence Design Systems, Inc.(1)	44,476	349,581
Citrix Systems, Inc.(1)	35,018	2,325,896
CommVault Systems, Inc.(1)	6,908	201,230
Compuware Corp.(1)	2,300	23,690
Electronic Arts, Inc.(1)	21,556	321,400
Fortinet, Inc.(1)	1,415	45,096
Interactive Intelligence, Inc.(1)	2,597	70,223
Intuit, Inc.(1)	95,882	4,304,143
Kenexa Corp.(1)	4,167	76,298
Lawson Software, Inc.(1)	2,700	23,193
Microsoft Corp.	445,026	11,219,105
Motricity, Inc.(1)	9,174	272,835
Oracle Corp.	220,974	5,975,137
Parametric Technology Corp.(1)	3,500	74,970
Progress Software Corp.(1)	1,384	53,381
Quest Software, Inc.(1)	20,498	518,599
Radiant Systems, Inc.(1)	4,572	82,525
Red Hat, Inc.(1)	10,023	436,001
Rovi Corp.(1)	29,500	1,627,515
S1 Corp.(1)	10,500	66,570
salesforce.com, inc.(1)	20,382	2,837,582
SAP AG	17,840	832,270
Smith Micro Software, Inc.(1)	9,349	139,674
Sourcefire, Inc.(1)	820	22,247
Symantec Corp.(1)	70,862	1,190,482
Synopsys, Inc.(1)	900	23,121
Taleo Corp., Class A(1)	2,447	75,123
TIBCO Software, Inc.(1)	4,521	88,792
Ulticom, Inc.(1)	3,457	27,518
VanceInfo Technologies, Inc. ADR(1)	18,717	703,946
VMware, Inc., Class A(1)	8,635	703,925
Websense, Inc.(1)	3,300	68,409
		35,346,249
SPECIALTY RETAIL — 1.9%
Advance Auto Parts, Inc.	25,081	1,655,095
Aeropostale, Inc.(1)	1,500	40,545
American Eagle Outfitters, Inc.	48,093	793,535
AutoZone, Inc.(1)	4,011	1,040,494
Best Buy Co., Inc.	34,306	1,465,552
Brown Shoe Co., Inc.	2,000	28,440
Cabela’s, Inc.(1)	1,100	24,475
Cato Corp. (The), Class A	800	22,840
Charming Shoppes, Inc.(1)	6,500	24,733
Christopher & Banks Corp.	6,400	34,112
Coldwater Creek, Inc.(1)	6,700	22,646
Collective Brands, Inc.(1)	4,300	72,627
Dress Barn, Inc. (The)(1)	2,300	56,810
Finish Line, Inc. (The), Class A	6,231	111,223
Gap, Inc. (The)	52,203	1,115,056
Genesco, Inc.(1)	1,700	65,382
Group 1 Automotive, Inc.	600	23,238
Home Depot, Inc. (The)	80,051	2,418,341
Hot Topic, Inc.	3,800	23,294
Inditex SA	16,560	1,248,041
JD Group Ltd.	27,155	208,656
Jos. A. Bank Clothiers, Inc.(1)	910	40,986
Limited Brands, Inc.	47,727	1,606,968
Lithia Motors, Inc., Class A	4,302	55,754
Lowe’s Cos., Inc.	78,600	1,784,220
Men’s Wearhouse, Inc. (The)	900	25,668
Monro Muffler Brake, Inc.	3,805	188,119
New York & Co., Inc.(1)	6,700	23,115
Nitori Holdings Co. Ltd.	12,400	1,091,982
OfficeMax, Inc.(1)	30,776	525,962
O’Reilly Automotive, Inc.(1)	46,100	2,774,298
Penske Automotive Group, Inc.(1)	1,600	24,144
PEP Boys-Manny Moe & Jack	1,600	19,824
PetSmart, Inc.	52,464	1,986,287
Pier 1 Imports, Inc.(1)	5,524	53,914
RadioShack Corp.	2,700	49,815
Rent-A-Center, Inc.	8,744	243,433
Ross Stores, Inc.	23,882	1,549,464
Signet Jewelers Ltd.(1)	16,370	652,017
Stage Stores, Inc.	1,600	24,208
Staples, Inc.	47,584	1,047,324
Systemax, Inc.(1)	2,000	25,960
Truworths International Ltd.	58,931	598,221
Williams-Sonoma, Inc.	140,007	4,658,033
		29,544,851

Shares/ Principal Amount	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.7%
adidas AG	11,500	$ 721,898
Anta Sports Products Ltd.	162,000	302,090
Burberry Group plc	35,881	555,879
Compagnie Financiere Richemont SA	2,200	118,587
Crocs, Inc.(1)	5,169	90,690
Culp, Inc.(1)	3,100	31,930
Deckers Outdoor Corp.(1)	2,700	207,630
Fossil, Inc.(1)	17,000	1,150,050
G-III Apparel Group Ltd.(1)	5,723	156,638
Iconix Brand Group, Inc.(1)	10,501	196,159
Jones Group, Inc. (The)	10,979	148,656
Lululemon Athletica, Inc.(1)	11,200	600,544
LVMH Moet Hennessy Louis Vuitton SA	13,940	2,114,379
Maidenform Brands, Inc.(1)	1,720	47,197
Phillips-Van Heusen Corp.	12,700	861,568
Steven Madden Ltd.(1)	3,826	173,126
Swatch Group AG (The)	4,810	1,931,380
True Religion Apparel, Inc.(1)	2,100	47,103
VF Corp.	9,800	812,224
Warnaco Group, Inc. (The)(1)	880	47,388
		10,315,116
THRIFTS & MORTGAGE FINANCE — 0.2%
Brookline Bancorp., Inc.	2,610	25,656
Capitol Federal Financial, Inc.	374	8,733
First Financial Holdings, Inc.	2,900	31,871
First Financial Northwest, Inc.	5,400	17,550
First Niagara Financial Group, Inc.	4,600	56,971
Flushing Financial Corp.	1,800	24,120
Housing Development Finance Corp. Ltd.	40,115	600,304
Hudson City Bancorp., Inc.	60,298	684,382
Kaiser Federal Financial Group, Inc.	2,349	22,694
Oritani Financial Corp.	2,500	28,075
People’s United Financial, Inc.	87,909	1,089,193
PMI Group, Inc. (The)(1)	4,600	14,352
Provident Financial Services, Inc.	3,300	45,474
Radian Group, Inc.	4,900	34,741
Washington Federal, Inc.	2,000	29,520
		2,713,636
TOBACCO — 0.5%
Altria Group, Inc.	69,987	1,679,688
British American Tobacco plc	35,391	1,282,915
Lorillard, Inc.	2,700	214,866
Philip Morris International, Inc.	73,773	4,196,946
		7,374,415
TRADING COMPANIES & DISTRIBUTORS — 0.4%
Beacon Roofing Supply, Inc.(1)	37,217	639,760
CAI International, Inc.(1)	1,268	25,931
Fastenal Co.	21,300	1,139,976
GATX Corp.	700	23,219
Kaman Corp.	1,200	33,804
Lawson Products, Inc.	2,000	40,220
Mitsubishi Corp.	86,400	2,184,519
RSC Holdings, Inc.(1)	4,481	34,907
Rush Enterprises, Inc., Class A(1)	2,776	48,774
United Rentals, Inc.(1)	8,434	165,475
W.W. Grainger, Inc.	4,700	587,171
WESCO International, Inc.(1)	400	19,088
Wolseley plc(1)	23,720	633,123
		5,575,967
TRANSPORTATION INFRASTRUCTURE — 0.1%
China Merchants Holdings International Co. Ltd.	136,166	537,467
Mundra Port and Special Economic Zone Ltd.	175,777	583,817
		1,121,284
WATER UTILITIES(2)
Artesian Resources Corp., Class A	2,100	39,417
WIRELESS TELECOMMUNICATION SERVICES — 0.9%
America Movil SAB de CV, Series L ADR	9,766	551,388
American Tower Corp., Class A(1)	22,100	1,117,597
Crown Castle International Corp.(1)	42,977	1,785,265
Millicom International Cellular SA	5,360	465,141
MTN Group Ltd.	72,943	1,245,412

Shares/ Principal Amount	Value
NII Holdings, Inc.(1)	31,400	$ 1,217,064
SBA Communications Corp., Class A(1)	68,613	2,686,199
SOFTBANK CORP.	62,800	2,176,126
Syniverse Holdings, Inc.(1)	1,023	31,263
Vodafone Group plc	1,015,400	2,538,892
		13,814,347
TOTAL COMMON STOCKS & RIGHTS (Cost $797,851,286)		998,998,278
U.S. Treasury Securities — 10.1%
U.S. Treasury Bonds, 5.50%, 8/15/28(3)	$ 150,000	184,687
U.S. Treasury Bonds, 4.375%, 11/15/39(3)	9,870,000	10,309,521
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(3)	16,797,604	19,881,544
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(3)	4,345,752	4,852,306
U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/12(3)	3,690,600	3,846,587
U.S. Treasury Inflation Indexed Notes, 3.00%, 7/15/12(3)	23,957,828	25,357,876
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(3)	4,314,112	4,448,591
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(3)	25,045,931	27,004,597
U.S. Treasury Notes, 1.875%, 6/15/12(3)	4,000,000	4,091,876
U.S. Treasury Notes, 1.375%, 9/15/12(3)	9,000,000	9,150,471
U.S. Treasury Notes, 1.375%, 3/15/13(3)	8,000,000	8,153,088
U.S. Treasury Notes, 2.375%, 8/31/14(3)	11,100,000	11,660,206
U.S. Treasury Notes, 3.00%, 8/31/16(3)	19,400,000	20,753,460
U.S. Treasury Notes, 4.00%, 8/15/18(3)	250,000	280,528
U.S. Treasury Notes, 3.125%, 5/15/19(3)	830,000	869,554
U.S. Treasury Notes, 2.625%, 8/15/20(3)	7,700,000	7,605,560
TOTAL U.S. TREASURY SECURITIES(Cost $149,500,203)		158,450,452
Corporate Bonds — 7.4%
AEROSPACE & DEFENSE — 0.1%
Alliant Techsystems, Inc., 6.75%, 4/1/16(3)	30,000	30,600
Honeywell International, Inc., 5.30%, 3/1/18(3)	490,000	562,701
L-3 Communications Corp., 5.875%, 1/15/15(3)	340,000	348,075
L-3 Communications Corp., 6.375%, 10/15/15(3)	250,000	258,750
Lockheed Martin Corp., 5.50%, 11/15/39(3)	560,000	581,126
United Technologies Corp., 6.05%, 6/1/36(3)	72,000	82,372
United Technologies Corp., 5.70%, 4/15/40(3)	350,000	388,717
		2,252,341
AUTO COMPONENTS(2)
American Axle & Manufacturing, Inc., 7.875%, 3/1/17(3)	150,000	149,250
TRW Automotive, Inc., 8.875%, 12/1/17(3)(4)	225,000	252,000
		401,250
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.375%, 3/18/13(3)(4)	310,000	316,656
American Honda Finance Corp., 2.50%, 9/21/15(3)(4)	390,000	394,228
Ford Motor Co., 7.45%, 7/16/31(3)	200,000	216,000
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(3)(4)	100,000	103,160
		1,030,044
BEVERAGES — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(3)	360,000	373,007
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19(4)	640,000	788,387
Dr Pepper Snapple Group, Inc., 6.82%, 5/1/18(3)	580,000	700,720
PepsiCo, Inc., 4.875%, 11/1/40(3)	80,000	78,644
SABMiller plc, 6.20%, 7/1/11(3)(4)	520,000	535,827
		2,476,585

Shares/ Principal Amount	Value
BIOTECHNOLOGY(2)
Amgen, Inc., 3.45%, 10/1/20(3)		$ 160,000	$ 157,564
BUILDING PRODUCTS(2)
Nortek, Inc., 11.00%, 12/1/13		200,888	212,439
CAPITAL MARKETS — 0.6%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(3)		500,000	573,071
Credit Suisse (New York), 5.00%, 5/15/13(3)		890,000	962,904
Credit Suisse (New York), 5.50%, 5/1/14(3)		500,000	554,709
Credit Suisse (New York), 5.30%, 8/13/19(3)		460,000	493,596
Credit Suisse (New York), 4.375%, 8/5/20(3)		270,000	267,724
Deutsche Bank AG (London), 4.875%, 5/20/13(3)		720,000	776,866
Deutsche Bank AG (London), 3.875%, 8/18/14(3)		370,000	393,471
Goldman Sachs Group, Inc. (The), 6.00%, 5/1/14(3)		380,000	422,208
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(3)		1,510,000	1,761,971
Jefferies Group, Inc., 8.50%, 7/15/19(3)		220,000	256,321
Korea Development Bank, 3.25%, 3/9/16(3)		160,000	157,360
Morgan Stanley, 4.20%, 11/20/14(3)		400,000	414,235
Morgan Stanley, 6.00%, 4/28/15(3)		190,000	206,983
Morgan Stanley, 6.625%, 4/1/18(3)		820,000	896,698
Morgan Stanley, 7.30%, 5/13/19(3)		500,000	562,245
UBS AG (Stamford Branch), 2.25%, 8/12/13(3)		190,000	192,800
UBS AG (Stamford Branch), 5.875%, 12/20/17(3)		410,000	458,413
			9,351,575
CHEMICALS — 0.1%
Dow Chemical Co. (The), 5.90%, 2/15/15(3)		180,000	201,995
Dow Chemical Co. (The), 2.50%, 2/15/16(3)		110,000	107,241
Dow Chemical Co. (The), 8.55%, 5/15/19(3)		430,000	543,139
Dow Chemical Co. (The), 4.25%, 11/15/20(3)		170,000	166,215
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18		125,000	129,375
PPG Industries, Inc., 5.50%, 11/15/40(3)		40,000	40,027
Rohm & Haas Co., 5.60%, 3/15/13(3)		30,000	32,203
			1,220,195
COMMERCIAL BANKS — 0.4%
Bank of Scotland plc, 3.25%, 1/25/13	EUR	170,000	224,356
Barclays Bank plc, 5.00%, 9/22/16(3)		330,000	354,050
BB&T Corp., 5.70%, 4/30/14(3)		380,000	422,975
Eurohypo AG, 3.75%, 4/11/11	EUR	1,010,000	1,322,472
Fifth Third Bancorp., 6.25%, 5/1/13(3)		240,000	262,658
HSBC Bank plc, 3.50%, 6/28/15(3)(4)		230,000	238,158
HSBC Holdings plc, 6.80%, 6/1/38(3)		130,000	138,531
HSBC USA, Inc., 5.00%, 9/27/20(3)		180,000	174,738
National Australia Bank Ltd., 2.75%, 9/28/15(3)(4)		200,000	201,067
PNC Bank N.A., 6.00%, 12/7/17(3)		640,000	714,356
Royal Bank of Scotland plc, 3.95%, 9/21/15		340,000	342,337
SunTrust Bank, 7.25%, 3/15/18(3)		240,000	269,720
Wachovia Bank N.A., 4.80%, 11/1/14(3)		839,000	903,119
Wachovia Bank N.A., 4.875%, 2/1/15(3)		312,000	334,775
Wells Fargo & Co., 3.625%, 4/15/15(3)		200,000	210,155
			6,113,467
COMMERCIAL SERVICES & SUPPLIES — 0.1%
Cenveo Corp., 8.375%, 6/15/14(3)		325,000	281,125
Corrections Corp. of America, 6.25%, 3/15/13(3)		596,000	601,960

Shares/ Principal Amount	Value
Corrections Corp. of America, 6.75%, 1/31/14(3)	$ 14,000	$ 14,175
KAR Auction Services, Inc., 8.75%, 5/1/14(3)	500,000	519,375
Republic Services, Inc., 5.50%, 9/15/19(3)	440,000	493,121
Waste Management, Inc., 6.125%, 11/30/39(3)	240,000	260,327
		2,170,083
COMMUNICATIONS EQUIPMENT(2)
Cisco Systems, Inc., 5.90%, 2/15/39(3)	480,000	535,121
COMPUTERS & PERIPHERALS(2)
Seagate Technology HDD Holdings, 6.80%, 10/1/16(3)	100,000	100,000
CONSUMER FINANCE — 0.3%
American Express Centurion Bank, 5.55%, 10/17/12(3)	255,000	273,247
American Express Centurion Bank, 6.00%, 9/13/17(3)	250,000	285,084
American Express Co., 7.25%, 5/20/14(3)	210,000	241,866
American General Finance Corp., 4.875%, 7/15/12(3)	500,000	466,250
Capital One Bank USA N.A., 8.80%, 7/15/19(3)	180,000	224,112
Ford Motor Credit Co. LLC, 7.25%, 10/25/11(3)	300,000	309,691
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	250,000	264,921
General Electric Capital Corp., 3.75%, 11/14/14(3)	400,000	421,279
General Electric Capital Corp., 2.25%, 11/9/15(3)	330,000	320,039
General Electric Capital Corp., 5.625%, 9/15/17(3)	670,000	738,682
General Electric Capital Corp., 4.375%, 9/16/20(3)	600,000	586,793
SLM Corp., 5.375%, 1/15/13(3)	210,000	213,232
		4,345,196
CONTAINERS & PACKAGING — 0.1%
Graham Packaging Co. LP/GPC Capital Corp I, 9.875%, 10/15/14	477,000	496,080
Graham Packaging Co. LP/GPC Capital Corp I, 8.25%, 1/1/17	225,000	230,625
		726,705
DIVERSIFIED FINANCIAL SERVICES — 0.5%
Ally Financial, Inc., 6.875%, 9/15/11	88,000	90,530
Ally Financial, Inc., 8.30%, 2/12/15(3)	350,000	369,250
Arch Western Finance LLC, 6.75%, 7/1/13(3)	141,000	143,291
Bank of America Corp., 6.50%, 8/1/16(3)	350,000	380,490
Bank of America Corp., 5.75%, 12/1/17(3)	370,000	383,631
Bank of America N.A., 5.30%, 3/15/17(3)	944,000	956,907
BankAmerica Capital II, 8.00%, 12/15/26(3)	300,000	303,750
Citigroup Capital XXI, VRN, 8.30%, 12/21/37(3)	225,000	235,125
Citigroup, Inc., 6.00%, 12/13/13(3)	600,000	656,545
Citigroup, Inc., 6.01%, 1/15/15(3)	380,000	414,869
Citigroup, Inc., 4.75%, 5/19/15	130,000	135,720
Citigroup, Inc., 6.125%, 5/15/18(3)	680,000	742,124
Citigroup, Inc., 8.50%, 5/22/19(3)	250,000	306,222
Citigroup, Inc., 5.375%, 8/9/20(3)	150,000	153,522
JPMorgan Chase & Co., 3.70%, 1/20/15(3)	180,000	187,729
JPMorgan Chase & Co., 6.00%, 1/15/18(3)	1,370,000	1,545,664
Susser Holdings LLC/Susser Finance Corp., 8.50%, 5/15/16	175,000	186,375
		7,191,744
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
Alltel Corp., 7.875%, 7/1/32(3)	250,000	325,253
Angel Lux Common SA, 8.875%, 5/1/16(3)(4)	500,000	535,000
AT&T, Inc., 6.80%, 5/15/36(3)	100,000	112,219
AT&T, Inc., 6.55%, 2/15/39(3)	355,000	391,763
British Telecommunications plc, 5.95%, 1/15/18(3)	200,000	221,004
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(3)	230,000	311,394

Shares/ Principal Amount	Value
Cincinnati Bell, Inc., 8.75%, 3/15/18(3)	$ 150,000	$ 136,500
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(3)	150,000	182,301
Embarq Corp., 7.08%, 6/1/16(3)	242,000	273,109
France Telecom SA, 4.375%, 7/8/14(3)	610,000	663,555
Frontier Communications Corp., 6.25%, 1/15/13(3)	260,000	277,550
Frontier Communications Corp., 7.125%, 3/15/19(3)	200,000	208,000
Intelsat Jackson Holdings SA, 11.25%, 6/15/16(3)	300,000	322,125
Intelsat Luxembourg SA, 11.25%, 2/4/17(5)	250,000	263,125
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/15(3)	125,000	128,750
Level 3 Financing, Inc., 9.25%, 11/1/14	225,000	218,250
Qwest Corp., 7.875%, 9/1/11(3)	520,000	546,000
Qwest Corp., 7.50%, 10/1/14(3)	270,000	307,125
Sprint Capital Corp., 8.75%, 3/15/32(3)	500,000	497,500
Telecom Italia Capital SA, 6.175%, 6/18/14(3)	490,000	530,900
Telecom Italia Capital SA, 7.00%, 6/4/18(3)	200,000	222,708
Telefonica Emisiones SAU, 5.88%, 7/15/19(3)	570,000	609,347
Verizon Communications, Inc., 6.40%, 2/15/38(3)	420,000	467,926
Wind Acquisition Finance SA, 11.75%, 7/15/17(4)	250,000	278,750
Windstream Corp., 8.625%, 8/1/16(3)	325,000	338,813
		8,368,967
ELECTRIC UTILITIES — 0.2%
Carolina Power & Light Co., 5.15%, 4/1/15(3)	267,000	301,801
Carolina Power & Light Co., 5.25%, 12/15/15(3)	543,000	625,945
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(3)	202,000	220,723
Duke Energy Corp., 3.95%, 9/15/14(3)	270,000	288,669
Edison International, 3.75%, 9/15/17(3)	200,000	204,433
Edison Mission Energy, 7.00%, 5/15/17(3)	325,000	256,750
Energy Future Holdings Corp., 10.875%, 11/1/17(3)	35,000	25,375
Exelon Generation Co. LLC, 4.00%, 10/1/20(3)	160,000	156,366
FirstEnergy Solutions Corp., 6.05%, 8/15/21(3)	600,000	637,092
Florida Power Corp., 6.35%, 9/15/37(3)	510,000	598,424
Southern California Edison Co., 5.625%, 2/1/36(3)	161,000	172,917
		3,488,495
ELECTRICAL EQUIPMENT(2)
Baldor Electric Co., 8.625%, 2/15/17(3)	75,000	84,000
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS(2)
Sanmina-SCI Corp., 8.125%, 3/1/16(3)	500,000	503,750
ENERGY EQUIPMENT & SERVICES — 0.1%
Pioneer Drilling Co., 9.875%, 3/15/18(3)	100,000	106,000
Transocean, Inc., 6.50%, 11/15/20(3)	150,000	163,472
Weatherford International Ltd., 9.625%, 3/1/19(3)	600,000	773,523
		1,042,995
FOOD & STAPLES RETAILING — 0.2%
CVS Caremark Corp., 6.60%, 3/15/19(3)	570,000	688,549
Ingles Markets, Inc., 8.875%, 5/15/17(3)	500,000	542,500
Kroger Co. (The), 6.40%, 8/15/17(3)	320,000	374,270
Rite Aid Corp., 8.625%, 3/1/15(3)	250,000	213,750
SUPERVALU, Inc., 8.00%, 5/1/16(3)	225,000	222,188
Wal-Mart Stores, Inc., 5.875%, 4/5/27(3)	104,000	117,713
Wal-Mart Stores, Inc., 6.20%, 4/15/38(3)	80,000	92,835
Wal-Mart Stores, Inc., 5.625%, 4/1/40(3)	840,000	910,032
Wal-Mart Stores, Inc., 5.00%, 10/25/40(3)	240,000	237,963
		3,399,800

Shares/ Principal Amount	Value
FOOD PRODUCTS — 0.2%
Kellogg Co., 4.45%, 5/30/16(3)	$ 500,000	$ 552,192
Kraft Foods, Inc., 6.00%, 2/11/13(3)	170,000	187,772
Kraft Foods, Inc., 5.375%, 2/10/20(3)	600,000	668,480
Kraft Foods, Inc., 6.50%, 2/9/40(3)	265,000	304,755
Mead Johnson Nutrition Co., 3.50%, 11/1/14(3)	220,000	230,843
Smithfield Foods, Inc., 7.75%, 5/15/13(3)	500,000	527,500
		2,471,542
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Baxter International, Inc., 5.90%, 9/1/16(3)	290,000	346,055
Biomet, Inc., 10.00%, 10/15/17(3)	200,000	219,000
Covidien International Finance SA, 1.875%, 6/15/13(3)	310,000	315,276
		880,331
HEALTH CARE PROVIDERS & SERVICES — 0.2%
CHS/Community Health Systems, Inc., 8.875%, 7/15/15(3)	150,000	157,312
Express Scripts, Inc., 5.25%, 6/15/12	460,000	487,832
Express Scripts, Inc., 7.25%, 6/15/19(3)	630,000	772,434
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/11(3)	25,000	25,625
HCA, Inc., 6.50%, 2/15/16(3)	200,000	197,500
HCA, Inc., 9.25%, 11/15/16(3)	125,000	134,062
HealthSouth Corp., 10.75%, 6/15/16	125,000	136,562
HealthSouth Corp., 8.125%, 2/15/20	250,000	272,188
Medco Health Solutions, Inc., 7.25%, 8/15/13(3)	700,000	802,813
Omnicare, Inc., 6.875%, 12/15/15(3)	250,000	253,750
Tenet Healthcare Corp., 8.875%, 7/1/19	400,000	428,000
WellPoint, Inc., 5.80%, 8/15/40(3)	100,000	102,210
		3,770,288
HOTELS, RESTAURANTS & LEISURE — 0.2%
Harrah’s Operating Co., Inc., 11.25%, 6/1/17(3)	500,000	547,500
Harrah’s Operating Co., Inc., 10.00%, 12/15/18(3)	225,000	191,250
Mandalay Resort Group, 6.375%, 12/15/11(3)	75,000	75,375
McDonald’s Corp., 5.35%, 3/1/18(3)	140,000	161,421
MGM Resorts International, 6.75%, 9/1/12(3)	350,000	345,188
MGM Resorts International, 7.625%, 1/15/17(3)	125,000	110,781
Pinnacle Entertainment, Inc., 8.75%, 5/15/20(3)	200,000	200,750
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18(3)	250,000	274,375
Universal City Development Partners Ltd/UCDP Finance, Inc., 8.875%, 11/15/15	200,000	212,000
Yum! Brands, Inc., 5.30%, 9/15/19(3)	620,000	679,403
		2,798,043
HOUSEHOLD DURABLES(2)
D.R. Horton, Inc., 5.625%, 9/15/14(3)	70,000	71,225
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	125,000	127,031
Yankee Acquisition Corp., 8.50%, 2/15/15(3)	100,000	103,875
		302,131
HOUSEHOLD PRODUCTS(2)
Central Garden and Pet Co., 8.25%, 3/1/18	150,000	154,125
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
AES Corp. (The), 8.00%, 10/15/17(3)	225,000	235,125
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(3)(4)	200,000	211,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	89,000	91,642
RRI Energy, Inc., 7.625%, 6/15/14(3)	350,000	351,750
		890,017

Shares/ Principal Amount	Value
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.00%, 2/1/13(3)	$ 379,000	$ 407,782
General Electric Co., 5.25%, 12/6/17(3)	550,000	602,391
		1,010,173
INSURANCE — 0.3%
Allstate Corp. (The), 7.45%, 5/16/19	380,000	471,325
American International Group, Inc., 3.65%, 1/15/14(6)	110,000	109,970
American International Group, Inc., 5.85%, 1/16/18(3)	130,000	131,300
American International Group, Inc., 8.25%, 8/15/18(3)	140,000	159,600
CNA Financial Corp., 5.875%, 8/15/20(3)	120,000	121,673
Fairfax Financial Holdings Ltd., 7.75%, 6/15/17(3)	400,000	420,500
Genworth Financial, Inc., 7.20%, 2/15/21(3)	110,000	108,927
Hartford Financial Services Group, Inc. (The), 4.00%, 3/30/15(3)	200,000	203,621
International Lease Finance Corp., 5.30%, 5/1/12(3)	375,000	376,406
Lincoln National Corp., 6.25%, 2/15/20(3)	300,000	333,618
MetLife Global Funding I, 5.125%, 4/10/13(3)(4)	495,000	536,350
MetLife, Inc., 6.75%, 6/1/16(3)	500,000	587,222
New York Life Global Funding, 4.65%, 5/9/13(3)(4)	390,000	420,370
Prudential Financial, Inc., 7.375%, 6/15/19(3)	250,000	300,029
Prudential Financial, Inc., 5.40%, 6/13/35(3)	600,000	558,786
Travelers Cos., Inc. (The), 5.90%, 6/2/19(3)	250,000	289,196
Travelers Cos., Inc. (The), 3.90%, 11/1/20(3)	80,000	79,710
		5,208,603
INTERNET SOFTWARE & SERVICES(2)
eBay, Inc., 3.25%, 10/15/20(3)	90,000	86,920
IT SERVICES(2)
SunGard Data Systems, Inc., 10.25%, 8/15/15(3)	200,000	208,000
MACHINERY(2)
Deere & Co., 5.375%, 10/16/29(3)	410,000	441,943
SPX Corp., 7.625%, 12/15/14(3)	125,000	136,406
		578,349
MEDIA — 0.6%
CBS Corp., 5.75%, 4/15/20(3)	200,000	216,618
CBS Corp., 4.30%, 2/15/21(3)	280,000	270,963
CBS Corp., 5.50%, 5/15/33(3)	240,000	221,822
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(4)	200,000	201,000
Cinemark USA, Inc., 8.625%, 6/15/19(3)	150,000	161,625
Clear Channel Communications, Inc., 10.75%, 8/1/16(3)	225,000	169,875
Comcast Corp., 5.90%, 3/15/16(3)	490,000	562,253
Comcast Corp., 5.70%, 5/15/18(3)	310,000	349,505
Comcast Corp., 6.40%, 5/15/38(3)	320,000	343,022
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(3)	500,000	540,978
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 6.375%, 6/15/15(3)	430,000	447,200
Harland Clarke Holdings Corp., 9.50%, 5/15/15(3)	270,000	251,100
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(3)	750,000	877,500
NBC Universal, Inc., 5.15%, 4/30/20(3)(4)	150,000	160,194
NBC Universal, Inc., 4.375%, 4/1/21(4)	360,000	361,470
NBC Universal, Inc., 5.95%, 4/1/41(4)	100,000	102,193
News America, Inc., 6.90%, 8/15/39(3)	260,000	297,517
Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16(3)	125,000	143,125

Shares/ Principal Amount	Value
Omnicom Group, Inc., 4.45%, 8/15/20(3)	$ 375,000	$ 379,844
Time Warner Cable, Inc., 5.40%, 7/2/12(3)	380,000	404,873
Time Warner Cable, Inc., 6.75%, 7/1/18(3)	630,000	748,385
Time Warner, Inc., 3.15%, 7/15/15(3)	310,000	320,084
Time Warner, Inc., 7.70%, 5/1/32(3)	390,000	476,925
Viacom, Inc., 6.25%, 4/30/16(3)	880,000	1,028,907
Virgin Media Finance plc, 9.50%, 8/15/16(3)	500,000	561,250
WMG Acquisition Corp., 9.50%, 6/15/16	325,000	340,437
		9,938,665
METALS & MINING — 0.2%
Alcoa, Inc., 6.15%, 8/15/20(3)	240,000	248,203
Anglo American Capital plc, 4.45%, 9/27/20(3)(4)	60,000	61,900
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(3)	225,000	236,475
ArcelorMittal, 9.85%, 6/1/19(3)	430,000	544,682
ArcelorMittal, 5.25%, 8/5/20(3)	190,000	188,353
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(3)	420,000	469,723
Newmont Mining Corp., 6.25%, 10/1/39(3)	430,000	481,033
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(3)	120,000	116,611
Vale Overseas Ltd., 5.625%, 9/15/19(3)	150,000	164,463
Vale Overseas Ltd., 4.625%, 9/15/20	120,000	121,391
		2,632,834
MULTILINE RETAIL(2)
J.C. Penney Corp., Inc., 6.875%, 10/15/15(3)	25,000	26,375
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(3)	395,000	409,813
		436,188
MULTI-UTILITIES — 0.2%
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(3)	530,000	608,249
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(3)	680,000	735,435
Dominion Resources, Inc., 6.40%, 6/15/18(3)	490,000	589,312
Pacific Gas & Electric Co., 5.80%, 3/1/37(3)	517,000	555,746
PG&E Corp., 5.75%, 4/1/14(3)	100,000	111,359
Sempra Energy, 8.90%, 11/15/13(3)	300,000	356,808
Sempra Energy, 6.50%, 6/1/16(3)	260,000	308,807
Teco Finance, Inc., 6.75%, 5/1/15(3)	40,000	46,258
		3,311,974
OFFICE ELECTRONICS(2)
Xerox Corp., 5.65%, 5/15/13(3)	160,000	174,170
Xerox Corp., 4.25%, 2/15/15(3)	140,000	149,182
		323,352
OIL, GAS & CONSUMABLE FUELS — 0.7%
Anadarko Petroleum Corp., 6.45%, 9/15/36(3)	570,000	552,885
Apache Corp., 5.10%, 9/1/40(3)	160,000	156,509
Apache Corp., 5.25%, 2/1/42(6)	100,000	98,776
Arch Coal, Inc., 8.75%, 8/1/16(3)	225,000	248,062
Bill Barrett Corp., 9.875%, 7/15/16(3)	275,000	301,125
BP Capital Markets plc, 4.50%, 10/1/20(3)	150,000	152,515
Chesapeake Energy Corp., 7.625%, 7/15/13(3)	125,000	135,937
ConocoPhillips, 5.75%, 2/1/19(3)	420,000	496,204
ConocoPhillips, 6.50%, 2/1/39(3)	195,000	236,722
El Paso Corp., 7.875%, 6/15/12(3)	220,000	233,952
El Paso Corp., 6.875%, 6/15/14(3)	100,000	108,123

Shares/ Principal Amount	Value
Enbridge Energy Partners LP, 6.50%, 4/15/18(3)	$ 240,000	$ 280,360
Enbridge Energy Partners LP, 5.50%, 9/15/40(3)	200,000	193,196
Encore Acquisition Co., 9.50%, 5/1/16(3)	125,000	138,125
Enterprise Products Operating LLC, 6.30%, 9/15/17(3)	580,000	663,853
Enterprise Products Operating LLC, 6.45%, 9/1/40(3)	140,000	150,410
EOG Resources, Inc., 5.625%, 6/1/19(3)	380,000	434,839
Hess Corp., 6.00%, 1/15/40(3)	230,000	243,293
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(3)	510,000	599,220
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(3)	260,000	268,064
Magellan Midstream Partners LP, 6.55%, 7/15/19(3)	200,000	233,911
Motiva Enterprises LLC, 5.75%, 1/15/20(3)(4)	260,000	297,049
Nexen, Inc., 5.65%, 5/15/17(3)	390,000	438,390
Petrobras International Finance Co., 5.75%, 1/20/20(3)	230,000	249,252
Petrohawk Energy Corp., 7.875%, 6/1/15(3)	100,000	103,500
Petroleos Mexicanos, 6.00%, 3/5/20(3)	190,000	208,050
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(3)	100,000	104,632
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(3)	510,000	650,678
Range Resources Corp., 6.375%, 3/15/15(3)	75,000	76,875
Sabine Pass LNG LP, 7.50%, 11/30/16(3)	350,000	324,625
SandRidge Energy, Inc., 8.75%, 1/15/20(3)	175,000	177,625
Shell International Finance BV, 3.10%, 6/28/15(3)	230,000	241,292
Shell International Finance BV, 6.375%, 12/15/38(3)	430,000	511,363
Talisman Energy, Inc., 7.75%, 6/1/19(3)	400,000	506,963
TransCanada PipeLines Ltd., 3.80%, 10/1/20	140,000	141,543
Williams Partners LP, 5.25%, 3/15/20(3)	240,000	257,190
Williams Partners LP, 4.125%, 11/15/20(3)	130,000	128,120
		10,343,228
PAPER & FOREST PRODUCTS — 0.2%
Boise Cascade LLC, 7.125%, 10/15/14(3)	269,000	266,982
Domtar Corp., 9.50%, 8/1/16(3)	250,000	293,750
Georgia-Pacific LLC, 7.70%, 6/15/15(3)	550,000	629,750
Georgia-Pacific LLC, 7.125%, 1/15/17(3)(4)	175,000	185,500
International Paper Co., 9.375%, 5/15/19(3)	270,000	352,661
International Paper Co., 7.30%, 11/15/39(3)	310,000	347,207
Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14(3)	200,000	199,500
		2,275,350
PHARMACEUTICALS — 0.2%
Abbott Laboratories, 5.875%, 5/15/16(3)	265,000	314,809
Abbott Laboratories, 5.30%, 5/27/40(3)	170,000	177,148
AstraZeneca plc, 5.40%, 9/15/12(3)	580,000	628,914
AstraZeneca plc, 5.90%, 9/15/17(3)	450,000	536,078
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(3)	410,000	448,424
Pfizer, Inc., 7.20%, 3/15/39(3)	340,000	451,602
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(3)	838,000	911,642
		3,468,617
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Boston Properties LP, 4.125%, 5/15/21(3)	230,000	223,300
Digital Realty Trust LP, 5.875%, 2/1/20(3)	290,000	304,761
Host Hotels & Resorts LP, 6.75%, 6/1/16(3)	250,000	257,500
Kimco Realty Corp., 6.875%, 10/1/19(3)	150,000	174,182

Shares/ Principal Amount	Value
Sabra Health Care REIT, Inc., 9.125%, 4/15/15		$ 200,000	$ 215,000
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(3)		100,000	98,246
			1,272,989
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)
AMB Property LP, 6.625%, 12/1/19(3)		260,000	292,608
CB Richard Ellis Services, Inc., 11.625%, 6/15/17(3)		100,000	116,375
			408,983
ROAD & RAIL — 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18(3)		125,000	131,562
Burlington Northern Santa Fe Corp., 5.05%, 3/1/41(3)		100,000	95,883
Union Pacific Corp., 5.75%, 11/15/17(3)		770,000	884,850
			1,112,295
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT(2)
Freescale Semiconductor, Inc., 9.25%, 4/15/18(3)(4)		100,000	105,250
SOFTWARE(2)
Intuit, Inc., 5.75%, 3/15/17(3)		571,000	638,269
SPECIALTY RETAIL — 0.2%
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/14(3)		250,000	258,125
Couche-Tard US LP/Couche-Tard Finance Corp., 7.50%, 12/15/13(3)		550,000	559,900
GSC Holdings Corp., 8.00%, 10/1/12(3)		277,000	283,925
Lowe’s Cos., Inc., 2.125%, 4/15/16(3)		180,000	180,629
Michaels Stores, Inc., 11.375%, 11/1/16(3)		250,000	271,562
Staples, Inc., 9.75%, 1/15/14(3)		320,000	392,859
Toys “R” Us Property Co. I LLC, 10.75%, 7/15/17		500,000	565,000
			2,512,000
TEXTILES, APPAREL & LUXURY GOODS(2)
Perry Ellis International, Inc., 8.875%, 9/15/13(3)		575,000	587,938
THRIFTS & MORTGAGE FINANCE — 0.1%
Cie de Financement Foncier, 1.25%, 12/1/11	JPY	64,000,000	768,387
TOBACCO(2)
Altria Group, Inc., 10.20%, 2/6/39(3)		150,000	216,729
TRADING COMPANIES & DISTRIBUTORS(2)
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14(3)		300,000	310,500
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
America Movil SAB de CV, 5.00%, 10/16/19(3)		400,000	426,690
America Movil SAB de CV, 5.00%, 3/30/20(3)		200,000	213,864
American Tower Corp., 4.625%, 4/1/15(3)		300,000	319,699
Rogers Communications, Inc., 7.875%, 5/1/12(3)		50,000	54,688
Rogers Communications, Inc., 6.25%, 6/15/13(3)		370,000	413,712
			1,428,653
TOTAL CORPORATE BONDS(Cost $106,573,902)			115,623,039
U.S. Government Agency Mortgage-Backed Securities(7) — 5.1%
FHLMC, 6.50%, 12/1/12(3)		824	901
FHLMC, 7.00%, 6/1/14(3)		21,302	22,890
FHLMC, 6.50%, 6/1/16(3)		95,421	104,076
FHLMC, 6.50%, 6/1/16(3)		101,852	111,340
FHLMC, 4.50%, 1/1/19(3)		1,661,264	1,765,422
FHLMC, 5.00%, 10/1/19(3)		45,394	48,686
FHLMC, 5.00%, 11/1/19(3)		217,262	233,020
FHLMC, 5.50%, 11/1/19(3)		5,685	6,214
FHLMC, 5.50%, 11/1/19(3)		7,267	7,944
FHLMC, 5.50%, 11/1/19(3)		7,442	8,135
FHLMC, 5.50%, 11/1/19(3)		7,469	8,164
FHLMC, 5.50%, 11/1/19		8,656	9,462
FHLMC, 5.50%, 12/1/19(3)		8,378	9,159
FHLMC, 5.00%, 2/1/20(3)		4,080	4,396
FHLMC, 5.00%, 2/1/20(3)		11,336	12,214
FHLMC, 5.50%, 3/1/20(3)		9,190	10,045
FHLMC, 5.50%, 3/1/20(3)		13,618	14,886
FHLMC, 5.50%, 3/1/20(3)		27,588	30,158
FHLMC, 5.00%, 5/1/20(3)		6,534	7,041
FHLMC, 5.00%, 5/1/20(3)		18,383	19,809
FHLMC, 5.00%, 5/1/20(3)		33,070	35,634
FHLMC, 4.50%, 7/1/20(3)		161,354	171,268
FHLMC, 4.00%, 10/1/20(3)		55,615	58,209
FHLMC, 5.00%, 4/1/21(3)		5,840,857	6,253,550

Shares/ Principal Amount	Value
FHLMC, 8.00%, 6/1/26(3)	$ 1,595	$ 1,865
FHLMC, 8.00%, 6/1/26(3)	2,736	3,200
FHLMC, 8.00%, 6/1/26(3)	5,721	6,690
FHLMC, 8.00%, 7/1/26(3)	1,510	1,766
FHLMC, 7.00%, 8/1/29(3)	7,160	8,255
FHLMC, 7.50%, 8/1/29(3)	23,634	27,367
FHLMC, 8.00%, 7/1/30(3)	34,159	39,980
FHLMC, 6.50%, 6/1/31(3)	95,956	108,321
FHLMC, 5.50%, 12/1/33(3)	907,581	979,724
FHLMC, 6.50%, 5/1/34(3)	28,466	31,991
FHLMC, 5.50%, 6/1/35(3)	113,903	122,601
FHLMC, 5.00%, 9/1/35(3)	46,676	49,517
FHLMC, 5.00%, 9/1/35(3)	67,072	71,154
FHLMC, 5.50%, 10/1/35(3)	80,145	86,516
FHLMC, 5.50%, 10/1/35(3)	224,673	242,363
FHLMC, 5.00%, 11/1/35(3)	418,555	449,261
FHLMC, 5.00%, 11/1/35(3)	466,969	497,141
FHLMC, 6.50%, 3/1/36(3)	15,162	16,850
FHLMC, 6.50%, 3/1/36(3)	30,941	34,387
FHLMC, 5.50%, 1/1/38(3)	1,829,843	1,966,146
FHLMC, 6.00%, 11/1/38	5,634,874	6,116,426
FHLMC, 6.50%, 7/1/47(3)	148,743	164,075
FNMA, 6.00%, 5/1/11(3)	1,412	1,425
FNMA, 6.50%, 3/1/12(3)	7,015	7,669
FNMA, 6.50%, 4/1/12(3)	456	498
FNMA, 6.50%, 4/1/12(3)	823	849
FNMA, 6.50%, 4/1/12(3)	13,170	14,399
FNMA, 6.00%, 12/1/13(3)	17,882	19,517
FNMA, 5.32%, 4/1/14(3)	112,925	123,233
FNMA, 6.00%, 4/1/14(3)	51,811	56,548
FNMA, 7.50%, 6/1/15(3)	16,926	18,590
FNMA, 5.17%, 1/1/16(3)	169,561	187,889
FNMA, 4.50%, 5/1/19(3)	2,096,531	2,231,888
FNMA, 4.00%, 6/1/19(3)	19,252	20,200
FNMA, 4.50%, 6/1/19(3)	205,974	220,044
FNMA, 4.50%, 12/1/19(3)	20,668	22,080
FNMA, 5.00%, 3/1/20(3)	34,688	37,475
FNMA, 5.00%, 3/1/20(3)	35,184	38,011
FNMA, 5.00%, 4/1/20(3)	29,164	31,507
FNMA, 5.00%, 5/1/20(3)	7,952	8,591
FNMA, 5.00%, 5/1/20(3)	40,242	43,475
FNMA, 5.00%, 7/1/20(3)	109,622	117,401
FNMA, 7.00%, 5/1/26(3)	5,345	6,083
FNMA, 7.00%, 6/1/26(3)	4,992	5,683
FNMA, 7.50%, 3/1/27(3)	15,375	17,647
FNMA, 6.50%, 4/1/29(3)	30,902	34,917
FNMA, 6.50%, 6/1/29(3)	14,467	16,347
FNMA, 6.50%, 6/1/29(3)	66,924	75,621
FNMA, 7.00%, 7/1/29(3)	27,318	31,184
FNMA, 7.00%, 7/1/29(3)	29,241	33,352
FNMA, 6.50%, 8/1/29(3)	67,527	76,302
FNMA, 7.00%, 3/1/30(3)	43,711	49,898
FNMA, 8.00%, 7/1/30(3)	38,530	45,474
FNMA, 7.50%, 9/1/30(3)	21,513	24,730
FNMA, 6.50%, 9/1/31(3)	172,937	195,411
FNMA, 7.00%, 9/1/31(3)	99,936	114,243
FNMA, 6.50%, 1/1/32(3)	59,104	66,785
FNMA, 7.00%, 6/1/32(3)	527,749	603,662
FNMA, 6.50%, 10/1/32(3)	373,047	421,528
FNMA, 5.50%, 6/1/33(3)	673,803	729,258
FNMA, 5.50%, 8/1/33(3)	1,997,912	2,162,343
FNMA, 5.00%, 11/1/33(3)	2,809,228	2,992,932
FNMA, 5.50%, 1/1/34(3)	3,334,047	3,610,333
FNMA, 5.50%, 9/1/34(3)	147,151	159,353
FNMA, 5.50%, 10/1/34(3)	146,126	157,969
FNMA, 6.00%, 10/1/34(3)	253,111	279,161
FNMA, 5.00%, 11/1/34(3)	654,347	701,636
FNMA, 5.50%, 3/1/35(3)	8,060	8,809
FNMA, 5.50%, 3/1/35(3)	13,383	14,627
FNMA, 5.50%, 3/1/35(3)	24,283	26,540
FNMA, 5.50%, 3/1/35(3)	65,037	71,081
FNMA, 5.50%, 3/1/35(3)	76,618	83,355
FNMA, 5.00%, 4/1/35(3)	84,124	90,572
FNMA, 6.00%, 5/1/35(3)	10,018	10,965
FNMA, 6.00%, 5/1/35(3)	65,712	71,924
FNMA, 6.00%, 6/1/35(3)	1,699	1,860
FNMA, 6.00%, 6/1/35(3)	35,954	39,353
FNMA, 6.00%, 6/1/35(3)	108,234	118,464
FNMA, 5.00%, 7/1/35(3)	330,362	355,682
FNMA, 5.50%, 7/1/35(3)	53,517	57,955
FNMA, 6.00%, 7/1/35(3)	13,695	14,989
FNMA, 6.00%, 7/1/35(3)	137,048	150,002
FNMA, 6.00%, 7/1/35(3)	167,993	183,872
FNMA, 5.50%, 8/1/35(3)	34,189	36,999
FNMA, 6.00%, 8/1/35(3)	17,170	18,871
FNMA, 4.50%, 9/1/35(3)	4,322,203	4,520,140
FNMA, 5.50%, 9/1/35(3)	2,175	2,355
FNMA, 5.50%, 9/1/35(3)	5,825	6,308

Shares/ Principal Amount	Value
FNMA, 5.50%, 9/1/35(3)		$ 49,736	$ 53,861
FNMA, 5.50%, 9/1/35(3)		151,838	164,429
FNMA, 5.50%, 9/1/35(3)		294,637	319,071
FNMA, 5.00%, 10/1/35(3)		44,937	48,381
FNMA, 5.50%, 10/1/35(3)		836,058	905,389
FNMA, 6.00%, 10/1/35(3)		63,416	69,411
FNMA, 5.50%, 11/1/35(3)		414,140	448,483
FNMA, 6.00%, 11/1/35(3)		152,356	167,233
FNMA, 6.50%, 11/1/35(3)		13,419	14,995
FNMA, 6.50%, 11/1/35(3)		24,385	27,249
FNMA, 6.50%, 12/1/35(3)		77,679	86,803
FNMA, 6.50%, 4/1/36(3)		44,336	49,624
FNMA, 6.00%, 8/1/36(3)		175,102	191,106
FNMA, 5.00%, 10/1/36(3)		1,054,021	1,118,994
FNMA, 5.00%, 11/1/36(3)		1,831,537	1,944,438
FNMA, 5.50%, 1/1/37		11,804,160	12,738,768
FNMA, 5.50%, 2/1/37(3)		1,984,719	2,138,140
FNMA, 6.00%, 5/1/37(3)		116,173	126,574
FNMA, 6.00%, 7/1/37(3)		45,282	49,336
FNMA, 6.50%, 8/1/37(3)		4,422,921	4,898,888
FNMA, 6.50%, 6/1/47(3)		127,855	140,456
FNMA, 6.50%, 8/1/47(3)		484,001	531,700
FNMA, 6.50%, 8/1/47(3)		517,526	568,529
FNMA, 6.50%, 9/1/47(3)		47,063	51,701
FNMA, 6.50%, 9/1/47(3)		183,491	201,575
FNMA, 6.50%, 9/1/47(3)		296,502	325,722
FNMA, 6.50%, 9/1/47(3)		505,717	555,556
FNMA, 6.50%, 9/1/47(3)		723,066	794,325
GNMA, 9.00%, 4/20/25(3)		2,227	2,643
GNMA, 7.50%, 10/15/25(3)		5,733	6,619
GNMA, 6.00%, 4/15/26(3)		1,548	1,718
GNMA, 6.00%, 4/15/26(3)		1,728	1,918
GNMA, 7.50%, 6/15/26(3)		4,867	5,618
GNMA, 7.00%, 12/15/27(3)		20,504	23,622
GNMA, 7.50%, 12/15/27(3)		39,469	45,624
GNMA, 6.50%, 1/15/28(3)		23,825	27,492
GNMA, 6.00%, 5/15/28(3)		114,399	127,318
GNMA, 6.50%, 5/15/28(3)		7,537	8,698
GNMA, 7.00%, 5/15/31(3)		75,618	87,340
GNMA, 5.50%, 4/15/32(3)		36,883	40,313
GNMA, 5.50%, 11/15/32(3)		446,267	487,774
GNMA, 6.50%, 10/15/38(3)		7,495,136	8,503,759
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(Cost $73,504,783)			79,777,276
Sovereign Governments & Agencies — 2.8%
AUSTRALIA — 0.1%
Government of Australia, 6.50%, 5/15/13	AUD	460,000	456,176
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	295,000	280,378
			736,554
AUSTRIA — 0.1%
Republic of Austria, 3.40%, 10/20/14	EUR	465,000	637,082
Republic of Austria, 4.30%, 9/15/17(4)	EUR	215,000	306,186
Republic of Austria, 4.35%, 3/15/19(4)	EUR	680,000	966,115
Republic of Austria, 4.15%, 3/15/37(4)	EUR	143,000	202,955
			2,112,338
BELGIUM — 0.1%
Kingdom of Belgium, 4.00%, 3/28/14	EUR	570,000	775,983
Kingdom of Belgium, 4.00%, 3/28/18	EUR	300,000	399,685
Kingdom of Belgium, 3.75%, 9/28/20	EUR	265,000	337,473
Kingdom of Belgium, 5.00%, 3/28/35	EUR	170,000	244,439
			1,757,580
BRAZIL — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19(3)		$600,000	693,000
Brazilian Government International Bond, 5.625%, 1/7/41(3)		$200,000	207,500
			900,500
CANADA — 0.1%
Government of Canada, 3.75%, 6/1/12	CAD	640,000	644,283
Government of Canada, 5.00%, 6/1/14	CAD	485,000	520,141
Government of Canada, 3.75%, 6/1/19	CAD	320,000	329,654
Government of Canada, 5.75%, 6/1/33	CAD	430,000	562,760
Hydro Quebec, 8.40%, 1/15/22(3)		$130,000	186,968
			2,243,806

Shares/ Principal Amount	Value
DENMARK — 0.1%
Kingdom of Denmark, 5.00%, 11/15/13	DKK	4,380,000	$ 842,728
Kingdom of Denmark, 4.00%, 11/15/17	DKK	920,000	176,274
Kingdom of Denmark, 4.00%, 11/15/19	DKK	580,000	110,228
			1,129,230
FINLAND — 0.1%
Government of Finland, 4.25%, 9/15/12	EUR	365,000	501,481
Government of Finland, 3.125%, 9/15/14	EUR	480,000	660,204
Government of Finland, 3.875%, 9/15/17	EUR	260,000	368,251
Government of Finland, 4.375%, 7/4/19	EUR	111,000	161,100
Government of Finland, 3.375%, 4/15/20	EUR	155,000	208,354
Government of Finland, 4.00%, 7/4/25	EUR	179,000	252,439
			2,151,829
FRANCE — 0.1%
Government of France, 4.00%, 4/25/14	EUR	358,000	502,051
Government of France, 4.25%, 4/25/19	EUR	330,000	470,578
Government of France, 5.50%, 4/25/29	EUR	160,000	261,624
Government of France, 4.75%, 4/25/35	EUR	160,000	246,069
			1,480,322
GERMANY — 0.5%
German Federal Republic, 4.25%, 10/12/12	EUR	870,000	1,200,345
German Federal Republic, 3.50%, 1/4/16	EUR	1,470,000	2,068,291
German Federal Republic, 3.75%, 1/4/19	EUR	615,000	871,091
German Federal Republic, 5.625%, 1/4/28	EUR	345,000	591,993
German Federal Republic, 4.75%, 7/4/34	EUR	360,000	586,158
German Federal Republic, 4.25%, 7/4/39	EUR	410,000	642,990
KfW, 4.375%, 10/11/13	EUR	520,000	727,475
KfW, 4.125%, 10/15/14(3)	EUR	400,000	441,299
			7,129,642
IRELAND — 0.1%
Republic of Ireland, 4.00%, 1/15/14	EUR	286,000	329,478
Republic of Ireland, 5.90%, 10/18/19	EUR	940,000	990,104
Republic of Ireland, 5.40%, 3/13/25	EUR	179,000	163,812
			1,483,394
ITALY — 0.1%
Republic of Italy, 3.125%, 1/26/15(3)	EUR	400,000	405,660
Republic of Italy, 5.25%, 8/1/17	EUR	475,000	657,162
Republic of Italy, 4.75%, 8/1/23	EUR	370,000	477,317
Republic of Italy, 5.00%, 8/1/34	EUR	280,000	348,383
Republic of Italy, 4.00%, 2/1/37	EUR	192,000	206,790
			2,095,312
JAPAN — 0.4%
Government of Japan, 1.20%, 3/20/12	JPY	137,900,000	1,669,641
Government of Japan, 0.60%, 9/20/14	JPY	77,150,000	930,573
Government of Japan, 1.20%, 6/20/15	JPY	114,400,000	1,412,775
Government of Japan, 1.50%, 9/20/18	JPY	79,200,000	991,158
Government of Japan, 2.10%, 12/20/26	JPY	88,000,000	1,095,826
Government of Japan, 2.40%, 3/20/37	JPY	48,000,000	612,191
			6,712,164
MEXICO — 0.1%
United Mexican States, 5.625%, 1/15/17(3)		$160,000	180,800
United Mexican States, 5.95%, 3/19/19(3)		$710,000	818,275
United Mexican States, 6.05%, 1/11/40(3)		$130,000	138,775
			1,137,850
MULTI-NATIONAL — 0.1%
European Investment Bank, 4.75%, 6/6/12	GBP	360,000	590,115
European Investment Bank, 5.375%, 10/15/12	EUR	375,000	524,866
			1,114,981

Shares/ Principal Amount	Value
NETHERLANDS — 0.1%
Kingdom of Netherlands, 4.25%, 7/15/13	EUR	655,000	$ 919,164
Kingdom of Netherlands, 4.00%, 7/15/16	EUR	238,000	338,933
Kingdom of Netherlands, 3.50%, 7/15/20	EUR	355,000	482,468
Kingdom of Netherlands, 4.00%, 1/15/37	EUR	170,000	248,561
			1,989,126
PORTUGAL — 0.1%
Republic of Portugal, 3.60%, 10/15/14	EUR	195,000	236,659
Republic of Portugal, 4.35%, 10/16/17	EUR	485,000	557,659
Republic of Portugal, 4.75%, 6/14/19	EUR	571,000	640,415
Republic of Portugal, 4.10%, 4/15/37	EUR	110,000	96,335
			1,531,068
SPAIN — 0.1%
Government of Spain, 5.40%, 7/30/11	EUR	285,000	374,531
Government of Spain, 4.25%, 1/31/14	EUR	525,000	685,011
Government of Spain, 4.00%, 4/30/20	EUR	155,000	180,498
Government of Spain, 4.90%, 7/30/40	EUR	330,000	359,023
			1,599,063
SWEDEN — 0.1%
Government of Sweden, 5.25%, 3/15/11	SEK	2,425,000	348,776
Government of Sweden, 6.75%, 5/5/14	SEK	1,270,000	207,968
Government of Sweden, 4.25%, 3/12/19	SEK	1,155,000	179,365
			736,109
UNITED KINGDOM — 0.3%
Government of United Kingdom, 5.00%, 3/7/12	GBP	115,000	188,734
Government of United Kingdom, 5.00%, 9/7/14	GBP	265,000	463,970
Government of United Kingdom, 4.00%, 9/7/16	GBP	295,000	502,295
Government of United Kingdom, 4.50%, 3/7/19	GBP	515,000	887,888
Government of United Kingdom, 3.75%, 9/7/19	GBP	430,000	700,287
Government of United Kingdom, 8.00%, 6/7/21	GBP	71,000	156,506
Government of United Kingdom, 4.25%, 6/7/32	GBP	180,000	283,112
Government of United Kingdom, 4.25%, 3/7/36	GBP	365,000	570,819
Government of United Kingdom, 4.50%, 12/7/42	GBP	915,000	1,491,983
			5,245,594
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $44,697,192)			43,286,462
U.S. Government Agency Securities and Equivalents — 1.7%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 0.8%
FHLMC, 2.50%, 4/23/14		$10,000,000	10,508,810
FNMA, 6.625%, 11/15/30(3)		1,247,000	1,646,013
			12,154,823
GOVERNMENT-BACKED CORPORATE BONDS(8) — 0.9%
Bank of America Corp., VRN, 0.59%, 1/31/11(3)		3,900,000	3,918,170
Citigroup Funding, Inc., VRN, 0.62%, 1/31/11(3)		3,900,000	3,923,665
KeyCorp, VRN, 0.94%, 12/15/10(3)		2,000,000	2,000,546
Morgan Stanley, VRN, 0.64%, 12/20/10(3)		3,900,000	3,926,957
			13,769,338
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $25,334,212)			25,924,161
Commercial Paper(9) — 1.5%
Austin Texas, 0.30%, 12/15/10(3)		3,500,000	3,499,720
Chariot Funding LLC, 0.25%, 12/1/10(3)(4)		2,000,000	1,999,980
Chicago Illinois, 0.40%, 2/3/11		728,000	727,454
Crown Point Capital Co., 0.40%, 12/10/10(3)(4)		3,500,000	3,499,720
Govco LLC, 0.45%, 2/7/11(3)(4)		3,600,000	3,597,876
Legacy Capital LLC, 0.35%, 12/2/10(3)(4)		3,600,000	3,599,928
Salvation Army (The), 0.27%, 12/2/10(3)		3,000,000	2,999,970
Shell International Finance BV, 0.38%, 4/5/11(3)(4)		3,600,000	3,596,976
TOTAL COMMERCIAL PAPER(Cost $23,518,869)			23,521,624

Shares/ Principal Amount	Value
Commercial Mortgage-Backed Securities(7) — 1.2%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(3)	$ 1,400,000	$ 1,436,193
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 12/1/10(3)	1,100,000	1,137,959
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.43%, 12/15/10, resets monthly off the 1-month LIBOR plus 0.18% with no caps(3)(4)	1,030,044	914,726
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 12/1/10(3)	600,000	639,402
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 12/1/10(3)	1,100,000	1,189,643
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.76%, 7/10/39(3)	700,000	726,854
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(3)	1,300,000	1,388,428
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(3)	600,000	629,816
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(3)	1,000,000	1,039,890
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(3)	431,044	431,261
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 12/13/10(3)	600,000	619,518
Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN, 0.32%, 12/15/10, resets monthly off the 1-month LIBOR plus 0.07% with no caps(3)(4)	$ 1,233,151	1,203,046
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(3)	1,146,620	1,185,982
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(3)	285,514	291,677
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(3)	245,795	247,295
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(3)	500,000	525,933
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(3)	481,751	484,476
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3 SEQ, 4.50%, 10/15/41(3)	400,000	413,356
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A5, VRN, 5.09%, 12/1/10(3)	700,000	713,619
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 12/1/10(3)	1,650,000	1,720,740
Wachovia Bank Commercial Mortgage Trust, Series 2006 C23, Class A4, VRN, 5.42%, 12/1/10(3)	1,000,000	1,084,027
Washington Mutual Commercial Mortgage Securities Trust, Series 2003 C1A, Class A SEQ, 3.83%, 1/25/35(3)(4)	24,049	24,192
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $17,904,770)		18,048,033

Shares/ Principal Amount	Value
Collateralized Mortgage Obligations(7) — 1.0%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	$ 660,136	$ 696,245
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(3)	1,382,658	1,055,029
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(3)	563,079	569,607
Citicorp Mortgage Securities, Inc., Series 2003-6, Class 1A2 SEQ, 4.50%, 5/25/33	284,367	290,574
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(3)	318,085	322,476
MASTR Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%, 12/25/33(3)	45,468	47,230
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(3)	726,292	757,181
Wamu Mortgage Pass-Through Certificates, Series 2003 S11, Class 3A5, 5.95%, 11/25/33(3)	671,235	694,752
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	477,098	496,696
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	641,501	632,097
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.20%, 12/1/10	408,122	422,300
		5,984,187
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(3)	2,650,000	2,901,680
FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22(3)	5,966,000	6,483,395
FNMA, Series 2003-52, Class KF SEQ, VRN, 0.65%, 12/27/10, resets monthly off the 1-month LIBOR plus 0.40% with a cap of 7.50%(3)	340,030	340,622
		9,725,697
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,854,112)		15,709,884
Municipal Securities — 0.7%
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(3)	480,000	492,173
California GO, (Building Bonds), 7.30%, 10/1/39(3)	320,000	320,605
California GO, (Building Bonds), 7.60%, 11/1/40(6)	90,000	93,257
Columbus Development Auth. Industrial Rev., (Litho-Krome), VRDN, 0.50%, 12/1/10 (LOC: Bank of America N.A.)(3)	3,900,000	3,900,000
Georgia Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(3)	330,000	329,488
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(3)	600,000	469,224
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	200,000	188,920
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(3)	360,000	370,278
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(3)	130,000	117,140
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	280,000	288,364

Shares/ Principal Amount	Value
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(3)	$ 180,000	$ 202,901
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(3)	200,000	197,824
Orange County Housing Finance Auth. Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.24%, 12/1/10 (LOC: FNMA)(3)	1,875,000	1,875,000
Oregon State Department of Transportation Highway Usertax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(3)	130,000	138,437
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(3)	335,000	335,747
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(3)	340,000	340,248
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(3)	240,000	222,761
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(3)	380,000	370,295
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(3)	275,000	275,506
Texas GO, (Building Bonds), 5.52%, 4/1/39(3)	150,000	156,314
University Regiments Medical Center Rev., (Building Bonds), 6.55%, 5/15/48(3)	295,000	296,513
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(3)	310,000	302,148
TOTAL MUNICIPAL SECURITIES(Cost $11,416,962)		11,283,143
Convertible Preferred Stocks(2)
INSURANCE(2)
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	6,200	342,162
LEISURE EQUIPMENT & PRODUCTS(2)
Callaway Golf Co., Series B, 7.50%	300	37,763
MEDIA(2)
LodgeNet Interactive Corp., 10.00%(4)	28	31,010
REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
Entertainment Properties Trust, Series E, 9.00%	1,100	31,295
Lexington Realty Trust, Series C, 6.50%	600	25,470
		56,765
TOBACCO(2)
Universal Corp., 6.75%	40	40,808
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $506,415)		508,508
Preferred Stocks(2)
DIVERSIFIED FINANCIAL SERVICES(2)
Ally Financial, Inc., 7.00%(4)	77	68,751
REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
DuPont Fabros Technology, Inc., Series A, 7.875%	1,067	26,600
National Retail Properties, Inc., Series C, 7.375%	2,200	54,863
PS Business Parks, Inc., Series O, 7.375%	835	21,240
		102,703
TOTAL PREFERRED STOCKS(Cost $171,687)		171,454
Asset-Backed Securities(2)(7)
CenterPoint Energy Transition Bond Co. LLC, Series 2005 A, Class A4 SEQ, 5.17%, 8/1/19(3) (Cost $129,976)	130,000	148,863

	Shares	Value
Temporary Cash Investments – Segregated For Futures Contracts — 0.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(Cost $13,994,000)	13,994,000	$ 13,994,000
Temporary Cash Investments — 2.7%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(3)(Cost $42,118,056)	42,118,056	42,118,056
TOTAL INVESTMENT SECURITIES — 99.1%(Cost $1,322,076,425)		1,547,563,233
OTHER ASSETS AND LIABILITIES — 0.9%		14,570,454
TOTAL NET ASSETS — 100.0%		$1,562,133,687

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
16,521	EUR for AUD	Barclays Bank plc	1/28/11	$ 21,440	$ 1,182
37,434	EUR for DKK	Barclays Bank plc	1/28/11	48,581	2,616
12,968,000	JPY for EUR	UBS AG	1/28/11	155,085	7,399
28,000	EUR for GBP	Westpac Banking Corp.	1/28/11	36,338	1,990
15,312,825	JPY for GBP	HSBC Bank plc	1/28/11	183,127	340
35,000	CAD for USD	UBS AG	1/28/11	34,057	545
94,724	CAD for USD	UBS AG	1/28/11	92,172	39
8,000	CHF for USD	UBS AG	1/28/11	7,979	211
60,432	CHF for USD	HSBC Bank plc	1/28/11	60,275	1,384
317,000	DKK for USD	UBS AG	1/28/11	55,208	4,449
2,890,662	DKK for USD	Barclays Bank plc	1/28/11	503,430	33,997
11,000	EUR for USD	Westpac Banking Corp.	1/28/11	14,275	879
17,000	EUR for USD	HSBC Bank plc	1/28/11	22,062	1,481
20,000	EUR for USD	UBS AG	1/28/11	25,955	2,101
2,778,816	JPY for USD	Westpac Banking Corp.	1/28/11	33,232	995
53,709,000	JPY for USD	Barclays Bank plc	1/28/11	642,309	1,598
74,000	NOK for USD	UBS AG	1/28/11	11,879	724
15,000	NZD for USD	UBS AG	1/28/11	11,102	397
1,001,514	SEK for USD	Deutsche Bank AG	1/28/11	142,142	6,380
				$2,100,648	$68,707
(Value on Settlement Date $2,169,355)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
23,140	AUD for EUR	Barclays Bank plc	1/28/11	$ 22,019	$ (603)
279,000	DKK for EUR	Barclays Bank plc	1/28/11	48,590	(2,607)
115,967	EUR for JPY	UBS AG	1/28/11	150,499	(11,985)
23,984	GBP for EUR	Westpac Banking Corp.	1/28/11	37,292	(1,036)
115,000	GBP for JPY	HSBC Bank plc	1/28/11	178,811	(4,656)
12,000	AUD for USD	HSBC Bank plc	1/28/11	11,418	(188)
113,871	AUD for USD	UBS AG	1/28/11	108,354	(2,452)
1,319,158	EUR for USD	Barclays Bank plc	1/28/11	1,711,964	(115,730)
59,000	GBP for USD	UBS AG	1/28/11	91,738	(2,762)
216,027	GBP for USD	HSBC Bank plc	1/28/11	335,896	(6,204)
213,000	JPY for USD	HSBC Bank plc	1/28/11	2,547	(75)
2,466,000	JPY for USD	UBS AG	1/28/11	29,491	(1,068)
306,000	NOK for USD	Deutsche Bank AG	1/28/11	49,120	(2,774)
206,200	NZD for USD	Westpac Banking Corp.	1/28/11	152,613	(695)
55,000	SEK for USD	UBS AG	1/28/11	7,806	(453)
				$2,938,158	$(153,288)
(Value on Settlement Date $3,091,446)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
57	NASDAQ 100 E-Mini Futures	December 2010	$ 2,413,380	$ (7,337)
30	S&P 400 Midcap Index E-Mini Futures	December 2010	2,555,700	8,014
153	S&P 500 E-Mini Futures	December 2010	9,023,940	79,628
70	U.S. Long Bond	March 2011	8,909,688	5,281
			$22,902,708	$85,586

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
230	U.S. Treasury 2-Year Notes	March 2011	$50,456,250	$18,806

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

CVA = Certificaten Van Aandelen

DKK = Danish Krone

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

GO = General Obligation

JPY = Japanese Yen

LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

NOK = Norwegian Krone

NVDR = Non-Voting Depositary Receipt

NZD = New Zealand Dollar

OJSC = Open Joint Stock Company

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEK = Swedish Krona

SEQ = Sequential Payer

USD = United States Dollar

VRDN = Variable Rate Demand Note. Interest reset date is indicated.
Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Non-income producing.

(2)	Category is less than 0.05% of total net assets.

(3)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $73,661,000.

(4)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $26,297,470, which represented 1.7% of total net assets.

(5)
Step-coupon security. These securities are issued with a zero coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

(6)	When-issued security.

(7)	Final maturity date indicated, unless otherwise noted.

(8)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(9)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $1,322,076,425)	$1,547,563,233
Foreign currency holdings, at value (cost of $1,397,048)	1,396,046
Receivable for investments sold	17,702,338
Receivable for capital shares sold	1,315,970
Unrealized gain on forward foreign currency exchange contracts	68,707
Receivable for variation margin on futures contracts	64,465
Dividends and interest receivable	6,330,749
Other assets	20,212
1,574,461,720

Liabilities
Disbursements in excess of demand deposit cash	135,404
Payable for investments purchased	5,938,079
Payable for capital shares redeemed	4,284,266
Payable for variation margin on futures contracts	86,761
Unrealized loss on forward foreign currency exchange contracts	153,288
Accrued management fees	1,348,963
Distribution and service fees payable	230,557
Accrued foreign taxes	150,715
12,328,033

Net Assets	$1,562,133,687

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,464,726,063
Undistributed net investment income	3,641,224
Accumulated net realized loss	(131,590,163)
Net unrealized appreciation	225,356,563
$1,562,133,687

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$614,298,851	97,557,567	$6.30
Institutional Class, $0.01 Par Value	$225,388,590	35,785,669	$6.30
A Class, $0.01 Par Value	$573,517,991	91,204,348	$6.29*
B Class, $0.01 Par Value	$25,712,899	4,088,165	$6.29
C Class, $0.01 Par Value	$89,473,995	14,203,878	$6.30
R Class, $0.01 Par Value	$33,741,361	5,372,084	$6.28
*Maximum offering price $6.67 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $433,096)	$ 19,538,560
Interest	20,102,295
39,640,855

Expenses:
Management fees	16,201,265
Distribution and service fees:
A Class	1,415,775
B Class	270,751
C Class	856,275
R Class	124,144
Directors’ fees and expenses	72,643
Other expenses	44,745
18,985,598

Net investment income (loss)	20,655,257

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $210,158)	118,574,744
Futures contract transactions	(2,173,696)
Swap agreement transactions	146,553
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $54,853)	(768,027)
115,779,574

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(151,896))	(834,075)
Futures contracts	70,847
Swap agreements	(212,637)
Translation of assets and liabilities in foreign currencies	(174,481)
(1,150,346)

Net realized and unrealized gain (loss)	114,629,228

Net Increase (Decrease) in Net Assets Resulting from Operations	$135,284,485

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 20,655,257	$ 24,732,579
Net realized gain (loss)	115,779,574	(141,182,492)
Change in net unrealized appreciation (depreciation)	(1,150,346)	418,918,894
Net increase (decrease) in net assets resulting from operations	135,284,485	302,468,981

Distributions to Shareholders
From net investment income:
Investor Class	(8,529,379)	(9,507,015)
Institutional Class	(4,887,703)	(7,031,580)
A Class	(6,894,995)	(8,276,702)
B Class	(121,772)	(256,957)
C Class	(380,916)	(593,187)
R Class	(238,095)	(190,533)
Decrease in net assets from distributions	(21,052,860)	(25,855,974)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(170,687,745)	20,567,438

Net increase (decrease) in net assets	(56,456,120)	297,180,445

Net Assets
Beginning of period	1,618,589,807	1,321,409,362
End of period	$1,562,133,687	$1,618,589,807

Undistributed net investment income	$3,641,224	$4,722,004

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its mix of asset types. The fund pursues its objective by diversifying investments among three asset classes — equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of the fund. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quaterly. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2010 was 1.06% for the Investor Class, A Class, B Class, C Class and R Class and 0.86% for the Institutional Class.

Prior to July 16, 2010, ACIM had entered into a subadvisory agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 10) on behalf of the fund, under which ACGIM made investment decisions for the international and emerging markets portions of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM paid all costs associated with retaining ACGIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2010, totaled $1,260,799,628, of which $104,266,447 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, totaled $1,450,417,905, of which $176,704,795 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year Ended November 30, 2010		Year Ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	18,554,140	$ 111,526,654	26,640,887	$ 136,441,532
Issued in reinvestment of distributions	1,385,599	8,320,336	1,847,342	9,296,010
Redeemed	(18,660,850)	(111,530,486)	(26,645,945)	(137,317,623)
	1,278,889	8,316,504	1,842,284	8,419,919
Institutional Class/Shares Authorized	350,000,000		350,000,000
Sold	9,892,088	59,168,137	22,808,149	113,226,447
Issued in reinvestment of distributions	814,423	4,887,703	1,404,067	7,031,580
Redeemed	(37,870,721)	(220,492,048)	(25,021,001)	(128,161,282)
	(27,164,210)	(156,436,208)	(808,785)	(7,903,255)
A Class/Shares Authorized	350,000,000		350,000,000
Sold	27,622,917	163,445,573	35,692,721	180,949,659
Issued in reinvestment of distributions	1,101,963	6,607,356	1,595,561	8,013,380
Redeemed	(33,460,562)	(199,091,597)	(38,582,211)	(193,950,805)
	(4,735,682)	(29,038,668)	(1,293,929)	(4,987,766)
B Class/Shares Authorized	50,000,000		50,000,000
Sold	161,029	965,071	769,306	3,842,363
Issued in reinvestment of distributions	18,931	113,388	45,299	226,632
Redeemed	(1,095,433)	(6,533,796)	(1,111,717)	(5,625,297)
	(915,473)	(5,455,337)	(297,112)	(1,556,302)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	3,155,991	18,897,506	5,846,505	29,827,726
Issued in reinvestment of distributions	54,583	327,521	92,712	467,369
Redeemed	(2,938,574)	(17,602,867)	(2,670,687)	(13,412,280)
	272,000	1,622,160	3,268,530	16,882,815
R Class/Shares Authorized	50,000,000		50,000,000
Sold	2,976,764	17,733,958	2,718,347	13,904,896
Issued in reinvestment of distributions	39,445	236,682	37,266	189,082
Redeemed	(1,286,609)	(7,666,836)	(864,590)	(4,381,951)
	1,729,600	10,303,804	1,891,023	9,712,027
Net increase (decrease)	(29,534,876)	$(170,687,745)	4,602,011	$ 20,567,438

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks & Rights	$732,781,200	$ 1,728	—
Foreign Common Stocks & Rights	49,593,968	216,621,382	—
U.S. Treasury Securities	—	158,450,452	—
Corporate Bonds	—	115,623,039	—
U.S. Government Agency Mortgage-Backed Securities	—	79,777,276	—
Sovereign Governments & Agencies	—	43,286,462	—
U.S. Government Agency Securities and Equivalents	—	25,924,161	—
Commercial Paper	—	23,521,624	—
Commercial Mortgage-Backed Securities	—	18,048,033	—
Collateralized Mortgage Obligations	—	15,709,884	—
Municipal Securities	—	11,283,143	—
Convertible Preferred Stocks	—	508,508	—
Preferred Stocks	—	171,454	—
Asset-Backed Securities	—	148,863	—
Temporary Cash Investments	56,112,056	—	—
Total Value of Investment Securities	$838,487,224	$709,076,009	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(84,581)	—
Futures Contracts	$104,392	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$104,392	$(84,581)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund held no credit risk derivative instruments at period end. The fund participated in one credit default swap agreement to buy protection throughout most of the year and liquidated the position shortly before period end.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of November 30, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts	$ 22,902	Payable for variation margin on futures contracts	$ 25,667
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	68,707	Unrealized loss on forward foreign currency exchange contracts	153,288
Interest Rate Risk	Receivable for variation margin on futures contracts	41,563	Payable for variation margin on futures contracts	61,094
		$133,172		$240,049

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ 146,553	Change in net unrealized appreciation (depreciation) on swap agreements	$(212,637)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(2,426,577)	Change in net unrealized appreciation (depreciation) on futures contracts	64,017
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(876)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(134,431)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	252,881	Change in net unrealized appreciation (depreciation) on futures contracts	6,830
		$(2,028,019)		$(276,221)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 28, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 27, 2010:

Investor	Institutional	A	B	C	R
$0.0249	$0.0286	$0.0204	$0.0068	$0.0068	$0.0159

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$21,052,860	$25,855,974
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, foreign taxes, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,370,831,648
Gross tax appreciation of investments	$193,324,128
Gross tax depreciation of investments	(16,592,543)
Net tax appreciation (depreciation) of investments	$176,731,585
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ (113,643)
Other book-to-tax adjustments	(800,020)
Net tax appreciation (depreciation)	$175,817,922
Undistributed ordinary income	$3,934,165
Accumulated capital losses	$(82,344,463)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts, futures contracts and investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved. The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2010.

For corporate taxpayers, the fund hereby designates $12,241,352, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2010 as qualified for the corporate dividends received deduction.

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.83	$4.84	$7.64	$7.36	$7.00
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.09	0.13	0.15	0.14
Net Realized and Unrealized Gain (Loss)	0.47	1.00	(2.01)	0.70	0.68
Total From Investment Operations	0.56	1.09	(1.88)	0.85	0.82
Distributions
From Net Investment Income	(0.09)	(0.10)	(0.15)	(0.15)	(0.12)
From Net Realized Gains	—	—	(0.77)	(0.42)	(0.34)
Total Distributions	(0.09)	(0.10)	(0.92)	(0.57)	(0.46)
Net Asset Value, End of Period	$6.30	$5.83	$4.84	$7.64	$7.36

Total Return(2)	9.65%	22.86%	(27.85)%	12.26%	12.49%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.07%	1.08%	1.06%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.44%	1.83%	2.09%	2.00%	2.00%
Portfolio Turnover Rate	87%	135%	163%	147%	203%
Net Assets, End of Period (in thousands)	$614,299	$561,341	$457,057	$831,559	$1,039,386

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.83	$4.84	$7.64	$7.36	$7.01
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.11	0.14	0.16	0.15
Net Realized and Unrealized Gain (Loss)	0.47	0.99	(2.01)	0.70	0.68
Total From Investment Operations	0.57	1.10	(1.87)	0.86	0.83
Distributions
From Net Investment Income	(0.10)	(0.11)	(0.16)	(0.16)	(0.14)
From Net Realized Gains	—	—	(0.77)	(0.42)	(0.34)
Total Distributions	(0.10)	(0.11)	(0.93)	(0.58)	(0.48)
Net Asset Value, End of Period	$6.30	$5.83	$4.84	$7.64	$7.36

Total Return(2)	9.87%	23.11%	(27.70)%	12.48%	12.55%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.87%	0.88%	0.86%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.64%	2.03%	2.29%	2.20%	2.20%
Portfolio Turnover Rate	87%	135%	163%	147%	203%
Net Assets, End of Period (in thousands)	$225,389	$367,093	$308,684	$520,500	$492,180

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.82	$4.83	$7.63	$7.35	$7.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07	0.08	0.12	0.13	0.12
Net Realized and Unrealized Gain (Loss)	0.47	1.00	(2.02)	0.70	0.68
Total From Investment Operations	0.54	1.08	(1.90)	0.83	0.80
Distributions
From Net Investment Income	(0.07)	(0.09)	(0.13)	(0.13)	(0.11)
From Net Realized Gains	—	—	(0.77)	(0.42)	(0.34)
Total Distributions	(0.07)	(0.09)	(0.90)	(0.55)	(0.45)
Net Asset Value, End of Period	$6.29	$5.82	$4.83	$7.63	$7.35

Total Return(3)	9.39%	22.60%	(28.07)%	11.99%	12.06%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.32%	1.33%	1.31%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.19%	1.58%	1.84%	1.75%	1.75%
Portfolio Turnover Rate	87%	135%	163%	147%	203%
Net Assets, End of Period (in thousands)	$573,518	$558,588	$469,970	$410,570	$426,664

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

B Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.82	$4.83	$7.63	$7.35	$6.99
Income From Investment Operations
Net Investment Income (Loss)(1)	0.03	0.04	0.07	0.07	0.07
Net Realized and Unrealized Gain (Loss)	0.47	1.00	(2.02)	0.71	0.69
Total From Investment Operations	0.50	1.04	(1.95)	0.78	0.76
Distributions
From Net Investment Income	(0.03)	(0.05)	(0.08)	(0.08)	(0.06)
From Net Realized Gains	—	—	(0.77)	(0.42)	(0.34)
Total Distributions	(0.03)	(0.05)	(0.85)	(0.50)	(0.40)
Net Asset Value, End of Period	$6.29	$5.82	$4.83	$7.63	$7.35

Total Return(2)	8.56%	21.69%	(28.61)%	11.16%	11.39%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.07%	2.08%	2.06%	2.05%	2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.44%	0.83%	1.09%	1.00%	1.00%
Portfolio Turnover Rate	87%	135%	163%	147%	203%
Net Assets, End of Period (in thousands)	$25,713	$29,134	$25,620	$35,619	$32,811

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.83	$4.84	$7.64	$7.36	$7.00
Income From Investment Operations
Net Investment Income (Loss)(1)	0.03	0.04	0.07	0.07	0.07
Net Realized and Unrealized Gain (Loss)	0.47	1.00	(2.02)	0.71	0.69
Total From Investment Operations	0.50	1.04	(1.95)	0.78	0.76
Distributions
From Net Investment Income	(0.03)	(0.05)	(0.08)	(0.08)	(0.06)
From Net Realized Gains	—	—	(0.77)	(0.42)	(0.34)
Total Distributions	(0.03)	(0.05)	(0.85)	(0.50)	(0.40)
Net Asset Value, End of Period	$6.30	$5.83	$4.84	$7.64	$7.36

Total Return(2)	8.54%	21.64%	(28.56)%	11.15%	11.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.07%	2.08%	2.06%	2.05%	2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.44%	0.83%	1.09%	1.00%	1.00%
Portfolio Turnover Rate	87%	135%	163%	147%	203%
Net Assets, End of Period (in thousands)	$89,474	$81,248	$51,619	$46,978	$32,789

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

R Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.82	$4.83	$7.63	$7.35	$6.99
Income From Investment Operations
Net Investment Income (Loss)(1)	0.06	0.07	0.10	0.12	0.11
Net Realized and Unrealized Gain (Loss)	0.46	0.99	(2.02)	0.69	0.68
Total From Investment Operations	0.52	1.06	(1.92)	0.81	0.79
Distributions
From Net Investment Income	(0.06)	(0.07)	(0.11)	(0.11)	(0.09)
From Net Realized Gains	—	—	(0.77)	(0.42)	(0.34)
Total Distributions	(0.06)	(0.07)	(0.88)	(0.53)	(0.43)
Net Asset Value, End of Period	$6.28	$5.82	$4.83	$7.63	$7.35

Total Return(2)	8.94%	22.30%	(28.24)%	11.72%	11.95%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.57%	1.58%	1.56%	1.55%	1.55%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.94%	1.33%	1.59%	1.50%	1.50%
Portfolio Turnover Rate	87%	135%	163%	147%	203%
Net Assets, End of Period (in thousands)	$33,741	$21,186	$8,458	$4,051	$837

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of American Century Strategic Asset Allocations, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Strategic Asset Allocations, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Strategic Asset Allocations, Inc.):

John R. Whitten	For:	2,015,882,953
	Withhold:	71,829,301
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	508,093,593
	Against:	4,273,273
	Abstain:	26,796,226
	Broker Non-Vote:	167,667,926

Institutional Class	For:	279,057,375
	Against:	24,251,153
	Abstain:	0
	Broker Non-Vote:	620,639

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Strategic Asset Allocations, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70209   1101

ANNUAL REPORT         NOVEMBER 30, 2010

Strategic Allocation: Aggressive Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Market Returns	4

Performance	5
Portfolio Commentary	7
Top Ten Stock Holdings	9
Geographic Composition of Stock Holdings	9
Key Fixed-Income Portfolio Statistics	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	43
Statement of Operations	44
Statement of Changes in Net Assets	45
Notes to Financial Statements	46
Financial Highlights	55
Report of Independent Registered Public Accounting Firm	61

Other Information

Proxy Voting Results	62
Management	63
Additional Information	66

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

  Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

  Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

  By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Double-Digit Gains and Greater Volatility for U.S. Stocks

U.S. stocks gained ground for the 12 months ended November 30, 2010. The bulk of the market’s advance occurred during the first five months of the period thanks to continued evidence of a nascent economic recovery and a rebound in corporate profits.

By May, persistent worries about sovereign debt problems in Europe and evidence of a slowdown in the pace of economic recovery in the U.S. began to weigh on investor confidence. As a result, the stock market suffered a sizable pullback in May and June and remained volatile throughout the summer months. However, stocks rebounded sharply over the last three months of the reporting period as investors grew more confident that the U.S. economy would avoid a relapse into recession.

Small- and mid-cap stocks led the market’s advance (see the table below), while growth shares outperformed value-oriented issues across all market capitalizations.

Foreign Stocks Posted Modest Gains

Recurrent sovereign debt issues in Europe, and the accompanying currency declines, kept international stock returns in check. Despite a recovery late in the period, developed markets managed only small gains for the 12-month period. European markets fell slightly, while Japan and its neighbors along the Pacific Rim posted solid gains. Emerging markets were the best performers, rebounding sharply over the last few months of the period.

Bonds Advanced

The U.S. bond market generated positive returns for the 12-month period, with market leadership shifting along the way. As economic conditions improved during the first half of the period, corporate bonds were the best performers. However, when the economic recovery began to lose momentum and the European debt crisis escalated, Treasury bonds outperformed as a flight to quality sent their yields down to their lowest levels in decades. Nonetheless, corporate bonds continued to benefit from strong demand as the low interest rate environment led many investors to seek out their relatively high yields.

Mortgage-backed securities were mixed—commercial mortgage-backed securities posted the best returns in the bond market, but residential mortgage-backed securities lagged as record-low mortgage rates led to concerns about higher refinancing activity.

Market Returns
For the 12 months ended November 30, 2010
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	11.48%	Barclays Capital U.S. Aggregate Bond Index	6.02%
Russell Midcap Index	24.04%	Barclays Capital U.S. Corporate High-Yield Bond Index	16.78%
Russell 2000 Index (small-cap)	26.98%
Foreign Stocks
MSCI EAFE Index	1.11%
MSCI Emerging Markets (Net) Index	15.34%

4

Performance

Total Returns as of November 30, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	12.18%	4.04%	4.09%	7.03%	2/15/96
S&P 500 Index	—	9.94%	0.98%	0.81%	6.11%(1)	—
Barclays Capital U.S. Aggregate Bond Index(2)	—	6.02%	6.23%	6.15%	6.30%(1)	—
Citigroup US Broad Investment-Grade Bond Index	—	5.71%	6.44%	6.28%	6.39%(1)	—
Barclays Capital U.S. 1-3 Month Treasury Bill Index(2)	—	0.12%	2.37%	2.31%	3.26%(1)	—
90-Day U.S. Treasury Bill Index	—	0.13%	2.19%	2.17%	3.12%(1)	—
Institutional Class	AAAIX	12.46%	4.24%	4.30%	3.42%	8/1/00
A Class(3) No sales charge* With sales charge*	ACVAX	11.96% 5.54%	3.79% 2.57%	3.85% 3.24%	6.55% 6.10%	10/2/96
B Class No sales charge* With sales charge*	ALLBX	11.20% 7.20%	3.00% 2.82%	— —	4.72% 4.72%	9/30/04
C Class	ASTAX	11.21%	3.03%	—	4.37%	11/27/01
R Class	AAARX	11.78%	3.46%	—	4.32%	3/31/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Index returns from February 29, 1996, the date nearest the Investor Class’s inception for which data are available.

(2)
In January 2010, the fund’s benchmarks changed from the Citigroup US Broad Investment-Grade Bond Index to the Barclays Capital U.S. Aggregate Bond Index and from the 90-Day U.S. Treasury Bill Index to the Barclays Capital U.S. 1-3 Month Treasury Bill Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.

(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.22%	1.02%	1.47%	2.22%	2.22%	1.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers:  Enrique Chang, Scott Wittman, Richard Weiss, and Irina Torelli

Performance Summary

Strategic Allocation: Aggressive returned 12.18%* for the fiscal year ended November 30, 2010. The fund’s return reflected positive performance for all of the asset classes represented in the portfolio—U.S. and international stocks, U.S. bonds, and cash-equivalent investments.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds, and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

Our management strategy involves making slight tactical adjustments to the fund’s actual asset mix in an effort to enhance performance and help the fund better achieve its investment objective. Throughout the 12-month period, we maintained a modest underweight position in stocks and a corresponding overweight position in bonds. This conservative tactical allocation reflected the uncertain economic environment that prevailed for much of the period. While improving profitability in the corporate sector was a positive sign for the economy, persistently high unemployment, continued consumer deleveraging, and expanding fiscal deficits created headwinds for growth.

Although this defensive tactical positioning contributed favorably to fund performance during the first nine months of the period as bonds outperformed stocks, it detracted from fund performance over the last three months as stocks rebounded sharply and bonds fell slightly.

Stocks Fared Well

Strategic Allocation: Aggressive’s equity holdings advanced for the reporting period. As in the broad stock market, the top performers in the portfolio were mid- and small-cap growth stocks, which posted returns of more than 25% as a group. The position in small-cap growth stocks was added to the portfolio’s equity component on January 1, 2010, along with positions in small-cap value stocks and real estate investment trusts (REITs), which were also strong performers during the period.

The fund’s tactical overweight position in growth-oriented companies—which comprises more than 30% of the portfolio—added value as growth stocks outperformed value shares across all market capitalizations, particularly over the last six months. Stock selection in the fund’s growth stocks also boosted performance, especially among small-cap issues. In contrast, stock selection among the fund’s value holdings weighed on performance, most notably in the large- and mid-cap value segments.

7

In the portfolio’s foreign equity holdings, stock selection contributed favorably to performance across the board. In particular, holdings in developed markets delivered the bulk of the outperformance, led by European markets such as Italy, France, and the United Kingdom. Stock choices also added value in emerging markets, primarily in Asia.

Bond Component Advanced

The fund’s fixed-income holdings gained ground for the 12-month period. Sector allocation added value during the period, especially an overweight position in corporate bonds and an underweight position in residential mortgage-backed securities. Small positions in commercial mortgage-backed securities and Build America Bonds (taxable municipal bonds), as well as an underweight position in nominal Treasury securities, were also generally positive for performance.

The bond component was positioned for a flatter yield curve—that is, a smaller gap between long- and short-term interest rates. We originally established the position in mid-2009 but added to it strategically over the past 12 months. This positioning detracted modestly from performance as the yield spread between two- and 30-year Treasury securities widened slightly during the period.

The fund’s strategic exposure to Treasury inflation-protected securities (TIPS) weighed on results during the 12-month period as a lack of inflationary pressure led to limited demand for inflation protection. The portfolio’s high-yield bond holdings posted strong absolute returns, but our underweight position in this segment weighed on results.

Outlook

Our economic outlook remains cautious, but we are more optimistic than we have been in the recent past. Although unemployment remains unacceptably high and fiscal deficits continue to widen, several factors point to the likelihood of better economic growth in 2011. First, we are seeing encouraging signs of life from the consumer—retail sales increased in each of the last six months, while personal debt has begun to decline and the savings rate has risen. On the corporate side, businesses continued to generate impressive earnings and are flush with cash. Finally, the eleventh-hour decision to extend the Bush-era tax cuts for another two years should provide a favorable backdrop for economic growth.

Currently, valuations in the equity market have become increasingly attractive, especially compared to other asset classes. In particular, the spread between stock earnings yields (earnings divided by share price) and bond yields are compelling on a historical basis. As a result, we eliminated our underweight position in stocks and shifted back to a neutral position shortly after the end of the reporting period. At the same time, we removed our overweight position in bonds, and we also shifted from an underweight to a neutral position in high-yield bonds. Despite these changes, we are maintaining our tilt toward growth versus value within the equity component; quantitative analysis indicates that growth stocks tend to outperform in low interest rate environments.

8

Top Ten Stock Holdings
% of net assets as of 11/30/10
Exxon Mobil Corp.	1.2%
Apple, Inc.	0.9%
Microsoft Corp.	0.8%
International Business Machines Corp.	0.7%
AT&T, Inc.	0.6%
Chevron Corp.	0.6%
Coca-Cola Co. (The)	0.6%
JPMorgan Chase & Co.	0.6%
Google, Inc.	0.6%
Johnson & Johnson	0.5%

Geographic Composition of Stock Holdings
% of net assets as of 11/30/10
United States	55.3%
United Kingdom	2.6%
People’s Republic of China	2.0%
Switzerland	1.9%
Other Countries	16.1%

Key Fixed-Income Portfolio Statistics
As of 11/30/10
Weighted Average Life	5.9 years
Average Duration (effective)	4.5 years

Types of Investments in Portfolio
% net assets as of 11/30/10
Domestic Common Stocks & Rights	55.3%
Foreign Common Stocks & Rights	22.6%
U.S. Treasury Securities	7.0%
Corporate Bonds	6.4%
U.S. Government Agency Mortgage-Backed Securities	2.8%
U.S. Government Agency Securities and Equivalents	0.7%
Commercial Mortgage-Backed Securities	0.7%
Collateralized Mortgage Obligations	0.4%
Municipal Securities	0.4%
Commercial Paper	0.3%
Sovereign Governments & Agencies	0.1%
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Temporary Cash Investments	2.2%
Other Assets and Liabilities	1.1%
*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 – 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,114.50	$6.47	1.20%
Institutional Class	$1,000	$1,116.20	$5.39	1.00%
A Class	$1,000	$1,114.50	$7.81	1.45%
B Class	$1,000	$1,110.30	$11.83	2.20%
C Class	$1,000	$1,110.40	$11.83	2.20%
R Class	$1,000	$1,113.10	$9.15	1.70%
Hypothetical
Investor Class	$1,000	$1,019.36	$6.17	1.20%
Institutional Class	$1,000	$1,020.38	$5.15	1.00%
A Class	$1,000	$1,018.09	$7.46	1.45%
B Class	$1,000	$1,014.27	$11.29	2.20%
C Class	$1,000	$1,014.27	$11.29	2.20%
R Class	$1,000	$1,016.82	$8.74	1.70%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2010

	Shares/ Principal Amount	Value
Common Stocks & Rights — 77.9%
AEROSPACE & DEFENSE — 1.4%
AAR Corp.(1)	1,091	$ 26,795
AerCap Holdings NV(1)	2,097	27,240
AeroVironment, Inc.(1)	728	17,982
Alliant Techsystems, Inc.(1)	532	39,320
Applied Signal Technology, Inc.	536	17,613
BE Aerospace, Inc.(1)	80,800	2,868,400
Boeing Co. (The)	15,688	1,000,424
Ceradyne, Inc.(1)	596	15,746
Curtiss-Wright Corp.	4,430	137,640
Esterline Technologies Corp.(1)	350	20,608
General Dynamics Corp.	5,750	380,018
Goodrich Corp.	10,300	883,431
Honeywell International, Inc.	39,059	1,941,623
ITT Corp.	6,970	320,620
Ladish Co., Inc.(1)	2,788	130,869
Lockheed Martin Corp.	7,400	503,496
Moog, Inc., Class A(1)	860	31,700
Northrop Grumman Corp.	15,100	931,368
Orbital Sciences Corp.(1)	918	14,963
Raytheon Co.	26,234	1,213,322
Rockwell Collins, Inc.	12,987	728,051
Rolls-Royce Group plc C Shares(1)	4,448,320	6,919
Safran SA	37,810	1,184,528
TransDigm Group, Inc.(1)	22,400	1,534,400
Triumph Group, Inc.	2,744	230,853
		14,207,929
AIR FREIGHT & LOGISTICS — 0.8%
Atlas Air Worldwide Holdings, Inc.(1)	607	33,118
C.H. Robinson Worldwide, Inc.	23,500	1,732,185
Expeditors International of Washington, Inc.	27,200	1,438,880
United Parcel Service, Inc., Class B	70,716	4,959,313
UTi Worldwide, Inc.	761	14,649
		8,178,145
AIRLINES — 0.4%
Alaska Air Group, Inc.(1)	14,990	824,450
Allegiant Travel Co.	314	15,678
British Airways plc(1)	86,990	345,849
Eva Airways Corp.(1)	788,000	897,026
JetBlue Airways Corp.(1)	5,666	38,472
Ryanair Holdings plc ADR	28,540	871,326
SkyWest, Inc.	870	14,086
Southwest Airlines Co.	8,310	110,689
United Continental Holdings, Inc.(1)	43,915	1,215,567
US Airways Group, Inc.(1)	14,035	156,631
		4,489,774
AUTO COMPONENTS — 0.7%
American Axle & Manufacturing Holdings, Inc.(1)	10,137	108,871
Amerigon, Inc.(1)	5,793	60,826
Apollo Tyres Ltd.	271,750	391,472
BorgWarner, Inc.(1)	66,268	3,998,611
Cooper Tire & Rubber Co.	2,111	44,099
Dana Holding Corp.(1)	2,810	42,459
Dorman Products, Inc.(1)	2,484	98,143
Magna International, Inc.	1,848	88,039
Standard Motor Products, Inc.	1,739	21,877
TRW Automotive Holdings Corp.(1)	29,704	1,410,643
Xinyi Glass Holdings Ltd.	946,000	723,653
		6,988,693
AUTOMOBILES — 1.1%
Bayerische Motoren Werke AG	14,200	1,067,784
Brilliance China Automotive Holdings Ltd.(1)	680,000	626,135
Daimler AG(1)	19,820	1,283,023
Dongfeng Motor Group Co. Ltd. H Shares	372,000	708,060
Ford Motor Co.(1)	156,793	2,499,280
Geely Automobile Holdings Ltd.	555,000	305,192
Hyundai Motor Co.	16,851	2,507,157
Nissan Motor Co. Ltd.	153,300	1,437,932
PT Astra International Tbk	116,500	669,288
Tofas Turk Otomobil Fabrikasi AS	65,800	344,773
		11,448,624
BEVERAGES — 1.1%
Anheuser-Busch InBev NV	16,769	912,581
Carlsberg A/S B Shares	5,360	505,929
Cia de Bebidas das Americas Preference Shares ADR	4,764	646,189
Coca-Cola Co. (The)	93,273	5,892,055
Coca-Cola Enterprises, Inc.	4,740	114,471

12

Shares/ Principal Amount	Value
Constellation Brands, Inc., Class A(1)	18,600	$ 383,346
Dr Pepper Snapple Group, Inc.	27,027	989,999
Hansen Natural Corp.(1)	7,708	410,220
PepsiCo, Inc.	16,697	1,079,127
Pernod-Ricard SA	6,386	520,488
Primo Water Corp.(1)	1,208	14,581
		11,468,986
BIOTECHNOLOGY — 0.9%
Acorda Therapeutics, Inc.(1)	852	22,450
Alexion Pharmaceuticals, Inc.(1)	25,439	1,944,812
Alkermes, Inc.(1)	672	7,043
AMAG Pharmaceuticals, Inc.(1)	476	7,468
Amgen, Inc.(1)	65,991	3,477,066
Biogen Idec, Inc.(1)	20,062	1,283,366
Cephalon, Inc.(1)	11,653	739,849
Cepheid, Inc.(1)	1,350	26,582
Cubist Pharmaceuticals, Inc.(1)	1,293	28,071
Geron Corp.(1)	2,237	12,818
Gilead Sciences, Inc.(1)	41,636	1,519,714
Human Genome Sciences, Inc.(1)	14,789	362,774
ImmunoGen, Inc.(1)	1,451	12,072
Incyte Corp. Ltd.(1)	2,014	29,223
InterMune, Inc.(1)	1,094	13,741
Isis Pharmaceuticals, Inc.(1)	2,230	21,040
Momenta Pharmaceuticals, Inc.(1)	985	15,021
Onyx Pharmaceuticals, Inc.(1)	1,485	43,733
PDL BioPharma, Inc.	3,359	19,415
Pharmasset, Inc.(1)	630	27,292
Savient Pharmaceuticals, Inc.(1)	1,540	18,187
Seattle Genetics, Inc.(1)	1,977	29,853
Talecris Biotherapeutics Holdings Corp.(1)	1,072	23,262
Theravance, Inc.(1)	1,461	36,496
		9,721,348
BUILDING PRODUCTS(2)
Apogee Enterprises, Inc.	1,402	15,773
Griffon Corp.(1)	428	5,187
Nortek, Inc.(1)	150	6,169
Simpson Manufacturing Co., Inc.	498	12,883
		40,012
CAPITAL MARKETS — 1.2%
Ameriprise Financial, Inc.	12,993	673,557
Apollo Investment Corp.	4,464	47,140
Ares Capital Corp.	2,398	39,399
Artio Global Investors, Inc.	2,677	34,988
Bank of New York Mellon Corp. (The)	25,400	685,546
BGC Partners, Inc., Class A	3,172	24,266
BlackRock, Inc.	5,913	963,819
Calamos Asset Management, Inc., Class A	2,168	25,864
Charles Schwab Corp. (The)	52,173	784,160
Cohen & Steers, Inc.	253	6,376
Fifth Street Finance Corp.	1,797	20,719
Goldman Sachs Group, Inc. (The)	23,868	3,726,750
Hercules Technology Growth Capital, Inc.	2,107	21,028
HFF, Inc., Class A(1)	6,538	60,542
Invesco Ltd.	3,073	66,807
Investment Technology Group, Inc.(1)	1,466	21,550
Knight Capital Group, Inc., Class A(1)	1,366	17,949
Legg Mason, Inc.	36,905	1,203,841
LPL Investment Holdings, Inc.(1)	197	6,678
MCG Capital Corp.	2,454	17,153
Morgan Stanley	22,800	557,688
Northern Trust Corp.	21,654	1,089,196
PennantPark Investment Corp.	2,316	27,097
Piper Jaffray Cos.(1)	877	26,284
Prospect Capital Corp.	1,506	14,729
Pzena Investment Management, Inc., Class A	1,067	7,586
Schroders plc	38,420	953,776
State Street Corp.	4,888	211,162
TradeStation Group, Inc.(1)	4,666	29,676
UBS AG(1)	65,140	975,494
Waddell & Reed Financial, Inc., Class A	1,150	35,420
		12,376,240
CHEMICALS — 2.0%
A. Schulman, Inc.	722	14,620
Air Liquide SA	11,861	1,388,735
Albemarle Corp.	39,900	2,158,191
Arch Chemicals, Inc.	1,403	48,712
Balchem Corp.	1,657	51,301

13

Shares/ Principal Amount	Value
BASF SE	18,270	$ 1,363,634
CF Industries Holdings, Inc.	16,000	1,932,320
China BlueChemical Ltd. H Shares	610,000	486,265
Cytec Industries, Inc.	5,111	244,459
E.I. du Pont de Nemours & Co.	44,716	2,101,205
Georgia Gulf Corp.(1)	1,046	21,265
Givaudan SA	1,050	1,052,458
H.B. Fuller Co.	1,156	24,241
International Flavors & Fragrances, Inc.	15,100	793,052
Intrepid Potash, Inc.(1)	524	16,061
Kraton Performance Polymers, Inc.(1)	658	18,740
LG Chem Ltd.	3,647	1,220,490
Lubrizol Corp.	6,974	729,201
Minerals Technologies, Inc.	5,424	329,996
Olin Corp.	770	14,068
OM Group, Inc.(1)	7,573	284,745
PPG Industries, Inc.	44,420	3,462,983
Sensient Technologies Corp.	646	21,945
Sigma-Aldrich Corp.	14,259	901,454
Solutia, Inc.(1)	6,272	134,095
TPC Group, Inc.(1)	2,580	72,034
Umicore	17,470	829,069
W.R. Grace & Co.(1)	6,526	218,425
Yara International ASA	23,050	1,097,160
		21,030,924
COMMERCIAL BANKS — 3.6%
American National Bankshares, Inc.	833	18,601
Associated Banc-Corp.	2,245	28,725
Banco Bilbao Vizcaya Argentaria SA	32,268	296,423
Banco Santander Brasil SA ADR	98,152	1,280,884
Banco Santander SA	65,242	618,218
BancorpSouth, Inc.	1,539	19,776
Barclays plc	375,429	1,495,816
BB&T Corp.	2,247	52,130
BNP Paribas	21,843	1,292,911
Boston Private Financial Holdings, Inc.	5,545	29,777
China Minsheng Banking Corp. Ltd. H Shares	454,000	404,005
CIMB Group Holdings Bhd	466,200	1,242,219
Comerica, Inc.	19,440	709,366
Commerce Bancshares, Inc.	13,971	524,611
Community Bank System, Inc.	666	16,037
Credicorp Ltd.	7,539	903,700
Cullen/Frost Bankers, Inc.	390	20,881
CVB Financial Corp.	1,715	13,497
Danvers Bancorp., Inc.	1,677	25,574
East West Bancorp., Inc.	857	14,860
Erste Group Bank AG	11,140	435,760
F.N.B. Corp.	2,740	24,030
First Commonwealth Financial Corp.	1,943	12,047
First Horizon National Corp.(1)	7,045	67,421
First Interstate Bancsystem, Inc.	1,170	15,935
First Midwest Bancorp., Inc.	2,072	19,415
FirstMerit Corp.	2,098	36,558
Fulton Financial Corp.	5,158	44,617
Hampton Roads Bankshares, Inc.(1)	2,651	1,290
Hampton Roads Bankshares, Inc. Rights(1)	6,001	1,178
HDFC Bank Ltd.	10,738	534,829
Heritage Financial Corp.(1)	1,680	23,050
HSBC Holdings plc (Hong Kong)	250,159	2,543,438
IBERIABANK Corp.	503	25,356
ICICI Bank Ltd.	32,355	805,332
Industrial & Commercial Bank of China Ltd. H Shares	1,755,000	1,365,108
Industrial & Commercial Bank of China Ltd. H Shares Rights(1)	96,660	31,742
Itau Unibanco Holding SA Preference Shares	59,511	1,362,304
Kasikornbank PCL NVDR	181,100	715,893
Lakeland Financial Corp.	1,139	23,816
Lloyds Banking Group plc(1)	452,070	424,786
Marshall & Ilsley Corp.	3,440	16,478
MB Financial, Inc.	997	14,187
Mitsubishi UFJ Financial Group, Inc.	188,700	892,881
National Bankshares, Inc.	574	15,165
Old National Bancorp.	2,333	24,053
Pacific Continental Corp.	1,654	14,291
Park Sterling Bank, Inc.(1)	4,248	22,344
PNC Financial Services Group, Inc.	26,462	1,424,979
Powszechna Kasa Oszczednosci Bank Polski SA	133,569	1,852,014
PT Bank Mandiri (Persero) Tbk	473,500	335,444

14

Shares/ Principal Amount	Value
PT Bank Rakyat Indonesia (Persero) Tbk	849,500	$ 987,353
Sandy Spring Bancorp, Inc.	2,457	41,695
Sberbank of Russia	818,989	2,604,385
Standard Chartered plc	34,846	938,223
Sterling Bancshares, Inc.	5,070	30,090
SunTrust Banks, Inc.	19,656	459,164
Swedbank AB A Shares(1)	100,170	1,266,217
Synovus Financial Corp.	6,665	13,530
Trico Bancshares	1,421	20,505
Trustmark Corp.	827	17,648
Turkiye Garanti Bankasi AS	348,701	1,933,750
U.S. Bancorp.	64,463	1,532,930
United Bankshares, Inc.	609	15,962
United Overseas Bank Ltd.	25,682	359,842
Washington Banking Co.	1,421	18,175
Webster Financial Corp.	2,876	47,454
Wells Fargo & Co.	188,257	5,122,473
Whitney Holding Corp.	3,851	36,161
Wilmington Trust Corp.	3,742	14,669
Wintrust Financial Corp.	766	21,946
		37,615,924
COMMERCIAL SERVICES & SUPPLIES — 0.5%
Avery Dennison Corp.	12,400	465,496
Brink’s Co. (The)	1,193	29,276
Cintas Corp.	8,966	239,796
Deluxe Corp.	2,283	48,377
IESI-BFC Ltd.	1,254	27,325
Pitney Bowes, Inc.	11,229	246,364
Republic Services, Inc.	49,814	1,401,766
Stericycle, Inc.(1)	19,300	1,426,270
SYKES Enterprises, Inc.(1)	2,271	41,786
US Ecology, Inc.	2,267	35,615
Waste Connections, Inc.	27,984	727,571
Waste Management, Inc.	12,004	411,137
		5,100,779
COMMUNICATIONS EQUIPMENT — 1.8%
AAC Acoustic Technologies Holdings, Inc.	192,000	529,137
Acme Packet, Inc.(1)	3,517	172,263
Bel Fuse, Inc., Class B	1,122	25,189
Blue Coat Systems, Inc.(1)	2,591	68,920
Cisco Systems, Inc.(1)	122,918	2,355,109
Comba Telecom Systems Holdings Ltd.	601,980	670,581
DG FastChannel, Inc.(1)	1,274	32,143
Emulex Corp.(1)	26,321	297,954
F5 Networks, Inc.(1)	38,808	5,117,999
Finisar Corp.(1)	3,539	67,666
Harris Corp.	18,316	810,300
HTC Corp.	102,600	2,844,156
Netgear, Inc.(1)	4,024	127,883
Oplink Communications, Inc.(1)	5,021	86,813
Plantronics, Inc.	2,024	72,398
Polycom, Inc.(1)	458	16,948
QUALCOMM, Inc.	74,394	3,477,175
RADWARE Ltd.(1)	2,121	65,815
Research In Motion Ltd.(1)	14,799	915,318
Riverbed Technology, Inc.(1)	2,947	99,933
Sycamore Networks, Inc.	2,209	66,314
Telefonaktiebolaget LM Ericsson B Shares	68,220	703,749
Tellabs, Inc.	4,031	25,436
Viasat, Inc.(1)	261	10,795
ZTE Corp. H Shares	108,800	400,026
		19,060,020
COMPUTERS & PERIPHERALS — 2.1%
Apple, Inc.(1)	31,388	9,766,376
Cray, Inc.(1)	3,881	27,710
Electronics for Imaging, Inc.(1)	2,206	28,877
EMC Corp.(1)	136,227	2,927,518
Fujitsu Ltd.	72,000	461,991
Hewlett-Packard Co.	33,328	1,397,443
Lenovo Group Ltd.	1,128,000	758,285
Lexmark International, Inc., Class A(1)	28,040	1,016,170
NCR Corp.(1)	1,093	15,728
NetApp, Inc.(1)	51,831	2,639,753
Novatel Wireless, Inc.(1)	639	6,269
SanDisk Corp.(1)	15,546	693,352
Seagate Technology plc(1)	72,030	965,922
Stratasys, Inc.(1)	1,025	34,665
Western Digital Corp.(1)	20,159	675,326
Wistron Corp.	195,485	396,325
		21,811,710
CONSTRUCTION & ENGINEERING — 0.1%
Comfort Systems USA, Inc.	1,546	17,238
EMCOR Group, Inc.(1)	6,548	175,486
Granite Construction, Inc.	4,606	116,854
Larsen & Toubro Ltd.	7,600	322,990
Pike Electric Corp.(1)	3,748	26,723
Shaw Group, Inc. (The)(1)	7,000	224,350
		883,641

15

Shares/ Principal Amount	Value
CONSTRUCTION MATERIALS — 0.1%
Holcim Ltd.	8,150	$ 524,981
Martin Marietta Materials, Inc.	299	25,278
PT Semen Gresik (Persero) Tbk	609,000	620,190
Texas Industries, Inc.	429	16,165
Vulcan Materials Co.	4,451	178,574
		1,365,188
CONSUMER FINANCE — 0.6%
American Express Co.	64,136	2,771,958
Cash America International, Inc.	11,452	414,562
Discover Financial Services	57,800	1,056,584
EZCORP, Inc., Class A(1)	1,387	34,897
International Personal Finance plc	75,943	353,195
NetSpend Holdings, Inc.(1)	904	12,114
ORIX Corp.	12,040	1,028,630
World Acceptance Corp.(1)	1,889	83,229
		5,755,169
CONTAINERS & PACKAGING — 0.1%
Ball Corp.	1,563	102,970
Bemis Co., Inc.	19,083	599,588
Graphic Packaging Holding Co.(1)	29,616	110,172
Silgan Holdings, Inc.	886	30,337
Sonoco Products Co.	1,136	37,215
		880,282
DISTRIBUTORS — 0.2%
Core-Mark Holding Co., Inc.(1)	762	27,584
Genuine Parts Co.	4,591	221,011
Li & Fung Ltd.	264,000	1,645,517
		1,894,112
DIVERSIFIED — 0.2%
iShares Russell 2000 Value Index Fund	4,628	305,726
iShares Russell Midcap Value Index Fund	33,216	1,399,722
iShares S&P SmallCap 600 Index Fund	642	41,024
		1,746,472
DIVERSIFIED CONSUMER SERVICES — 0.1%
Career Education Corp.(1)	9,827	174,822
H&R Block, Inc.	1,211	15,247
ITT Educational Services, Inc.(1)	18,078	1,057,382
Regis Corp.	938	16,715
Sotheby’s	3,885	155,828
		1,419,994
DIVERSIFIED FINANCIAL SERVICES — 1.0%
Bank of America Corp.	294,960	3,229,812
Citigroup, Inc.(1)	287,947	1,209,377
Compass Diversified Holdings	1,572	26,095
Deutsche Boerse AG	4,090	247,348
JPMorgan Chase & Co.	155,950	5,829,411
		10,542,043
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
AT&T, Inc.	220,071	6,115,773
Atlantic Tele-Network, Inc.	738	25,306
CenturyLink, Inc.	9,600	412,704
China Unicom (Hong Kong) Ltd. ADR	53,145	714,269
Consolidated Communications Holdings, Inc.	10,881	200,428
General Communication, Inc., Class A(1)	4,741	53,431
Qwest Communications International, Inc.	60,534	423,738
Telefonica SA	36,610	778,879
Telenor ASA	47,620	684,524
Verizon Communications, Inc.	116,967	3,744,114
Vonage Holdings Corp.(1)	11,225	27,164
Windstream Corp.	14,501	189,093
		13,369,423
ELECTRIC UTILITIES — 0.7%
American Electric Power Co., Inc.	21,298	758,209
Central Vermont Public Service Corp.	1,472	29,734
Cleco Corp.	500	15,165
Entergy Corp.	6,978	497,113
Exelon Corp.	31,039	1,222,005
Fortum Oyj	44,940	1,185,938
Great Plains Energy, Inc.	6,724	125,403
IDACORP, Inc.	2,581	93,742
NextEra Energy, Inc.	8,153	412,705
Northeast Utilities	13,161	409,307
NV Energy, Inc.	48,286	661,035
Portland General Electric Co.	17,550	371,534
PPL Corp.	27,900	708,939
Unitil Corp.	921	21,201
Westar Energy, Inc.	26,328	655,830
		7,167,860
ELECTRICAL EQUIPMENT — 0.8%
Acuity Brands, Inc.	321	17,289
American Superconductor Corp.(1)	1,542	51,318
Belden, Inc.	739	24,594

16

Shares/ Principal Amount	Value
Brady Corp., Class A	1,237	$ 38,260
Crompton Greaves Ltd.	94,194	687,800
Emerson Electric Co.	22,992	1,266,169
Encore Wire Corp.	2,150	48,977
Hubbell, Inc., Class B	12,267	693,821
LSI Industries, Inc.	2,873	25,369
Regal-Beloit Corp.	290	17,690
Rockwell Automation, Inc.	51,759	3,422,305
Schneider Electric SA	7,737	1,086,152
Thomas & Betts Corp.(1)	15,662	696,176
		8,075,920
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.9%
Agilent Technologies, Inc.(1)	20,200	707,404
Anixter International, Inc.	507	28,326
AU Optronics Corp.(1)	955,000	955,548
Benchmark Electronics, Inc.(1)	1,448	23,269
Celestica, Inc.(1)	10,811	96,326
Cognex Corp.	5,112	142,932
Coherent, Inc.(1)	341	14,087
Daktronics, Inc.	8,861	119,446
DDi Corp.	5,068	53,163
Dolby Laboratories, Inc., Class A(1)	25,100	1,588,579
Electro Scientific Industries, Inc.(1)	2,659	39,725
Hon Hai Precision Industry Co. Ltd.	645,863	2,298,897
Jabil Circuit, Inc.	58,122	878,223
KEMET Corp.(1)	8,071	114,205
Littelfuse, Inc.	3,244	150,100
Methode Electronics, Inc.	1,808	18,460
Molex, Inc.	16,671	346,757
Murata Manufacturing Co. Ltd.	6,400	390,776
Park Electrochemical Corp.	1,033	28,304
PC Connection, Inc.(1)	1,592	14,360
Plexus Corp.(1)	1,332	36,144
Rogers Corp.(1)	878	28,965
SMART Modular Technologies (WWH), Inc.(1)	9,811	54,942
Tech Data Corp.(1)	446	19,655
Tyco Electronics Ltd.	26,259	798,799
Vishay Intertechnology, Inc.(1)	5,862	83,592
Vishay Precision Group, Inc.(1)	225	3,769
		9,034,753
ENERGY EQUIPMENT & SERVICES — 2.0%
Atwood Oceanics, Inc.(1)	10,300	366,680
Baker Hughes, Inc.	19,380	1,010,861
Bristow Group, Inc.(1)	604	26,522
Cal Dive International, Inc.(1)	5,315	28,435
China Oilfield Services Ltd. H Shares	262,000	479,118
Complete Production Services, Inc.(1)	44,601	1,268,898
Core Laboratories NV	14,400	1,232,640
Dril-Quip, Inc.(1)	11,184	866,089
FMC Technologies, Inc.(1)	18,314	1,542,771
Global Industries Ltd.(1)	2,412	15,027
Halliburton Co.	38,621	1,461,419
Helix Energy Solutions Group, Inc.(1)	1,888	26,489
Key Energy Services, Inc.(1)	2,752	28,346
National Oilwell Varco, Inc.	45,525	2,790,227
North American Energy Partners, Inc.(1)	1,694	15,737
Petrofac Ltd.	32,630	705,993
Petroleum Geo-Services ASA(1)	24,500	297,362
Pioneer Drilling Co.(1)	8,534	58,458
Rowan Cos., Inc.(1)	469	14,140
Saipem SpA	56,202	2,338,873
Schlumberger Ltd.	51,940	4,017,040
SEACOR Holdings, Inc.(1)	1,069	116,521
Seadrill Ltd.	22,470	687,957
Superior Energy Services, Inc.(1)	555	18,531
Tetra Technologies, Inc.(1)	4,495	49,445
Transocean Ltd.(1)	15,086	1,011,214
Unit Corp.(1)	641	25,621
		20,500,414
FOOD & STAPLES RETAILING — 1.7%
Costco Wholesale Corp.	36,520	2,469,117
CP ALL PCL	494,700	650,490
Kroger Co. (The)	33,800	795,990
Magnit OJSC GDR	36,961	975,770
Metro AG	13,850	993,464
PriceSmart, Inc.	3,039	102,019
Ruddick Corp.	397	14,594
Shoprite Holdings Ltd.	36,276	493,500
SYSCO Corp.	16,600	481,732
Tesco plc	231,560	1,492,226
Village Super Market, Inc., Class A	585	18,439

17

Shares/ Principal Amount	Value
Walgreen Co.	20,300	$ 707,455
Wal-Mart de Mexico SAB de CV	133,271	376,504
Wal-Mart Stores, Inc.	52,255	2,826,473
Weis Markets, Inc.	1,345	51,836
Wesfarmers Ltd.	48,887	1,474,159
Whole Foods Market, Inc.(1)	59,753	2,821,537
X5 Retail Group NV GDR(1)	14,842	563,254
		17,308,559
FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	6,100	176,839
ConAgra Foods, Inc.	38,075	817,851
Corn Products International, Inc.	17,393	749,986
Danone SA	19,412	1,137,048
Del Monte Foods Co.	69,746	1,306,343
Dole Food Co., Inc.(1)	10,344	97,958
Farmer Bros. Co.	1,255	21,862
Flowers Foods, Inc.	5,625	147,375
General Mills, Inc.	27,644	976,662
H.J. Heinz Co.	25,185	1,215,680
Hershey Co. (The)	44,510	2,083,068
Kellogg Co.	46,751	2,301,552
Kraft Foods, Inc., Class A	27,500	831,875
Mead Johnson Nutrition Co.	38,058	2,267,115
Nestle SA	38,990	2,119,169
PT Indofood CBP Sukses Makmur Tbk(1)	481,500	271,823
Ralcorp Holdings, Inc.(1)	705	43,654
Seneca Foods Corp., Class A(1)	914	21,744
TreeHouse Foods, Inc.(1)	682	33,882
Tyson Foods, Inc., Class A	66,291	1,049,387
Unilever NV CVA	32,723	923,005
Unilever NV New York Shares	13,000	368,940
		18,962,818
GAS UTILITIES — 0.1%
AGL Resources, Inc.	5,740	210,830
Atmos Energy Corp.	685	20,598
Chesapeake Utilities Corp.	701	26,351
Nicor, Inc.	618	26,728
PT Perusahaan Gas Negara	1,236,500	588,549
Southwest Gas Corp.	4,158	145,655
WGL Holdings, Inc.	679	24,620
		1,043,331
HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%
Abaxis, Inc.(1)	503	13,581
Align Technology, Inc.(1)	1,356	23,716
American Medical Systems Holdings, Inc.(1)	1,701	30,499
Analogic Corp.	306	14,220
Arthrocare Corp.(1)	573	17,350
Beckman Coulter, Inc.	11,313	618,934
Becton, Dickinson & Co.	2,653	206,748
Boston Scientific Corp.(1)	28,265	181,461
C.R. Bard, Inc.	16,800	1,425,480
CareFusion Corp.(1)	12,574	287,567
Cie Generale d’Optique Essilor International SA	4,160	259,924
Covidien plc	53,439	2,248,179
Cutera, Inc.(1)	3,150	22,082
Cyberonics, Inc.(1)	625	16,794
DENTSPLY International, Inc.	8,236	254,657
DexCom, Inc.(1)	1,362	15,357
Edwards Lifesciences Corp.(1)	8,375	555,765
Gen-Probe, Inc.(1)	7,722	400,463
Haemonetics Corp.(1)	572	33,628
HeartWare International, Inc.(1)	217	19,955
ICU Medical, Inc.(1)	519	19,021
Immucor, Inc.(1)	1,580	29,025
Insulet Corp.(1)	945	12,824
Integra LifeSciences Holdings Corp.(1)	461	19,994
Intuitive Surgical, Inc.(1)	2,130	554,418
Masimo Corp.	9,349	288,510
Medtronic, Inc.	13,100	439,243
Meridian Bioscience, Inc.	922	20,487
Neogen Corp.(1)	510	18,946
NuVasive, Inc.(1)	878	20,510
Sirona Dental Systems, Inc.(1)	796	30,081
Sonova Holding AG	6,100	761,550
STERIS Corp.	1,352	46,522
Supermax Corp. Bhd	273,500	358,335
Symmetry Medical, Inc.(1)	9,185	75,041
Utah Medical Products, Inc.	878	23,908
Varian Medical Systems, Inc.(1)	23,800	1,566,754
Volcano Corp.(1)	1,153	30,612
West Pharmaceutical Services, Inc.	742	28,137
Young Innovations, Inc.	3,184	96,220
Zimmer Holdings, Inc.(1)	27,332	1,346,374
Zoll Medical Corp.(1)	499	16,677
		12,449,549

18

Shares/ Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 1.6%
Aetna, Inc.	20,108	$ 595,599
Alliance HealthCare Services, Inc.(1)	6,113	22,924
Almost Family, Inc.(1)	469	16,621
Amedisys, Inc.(1)	695	19,724
AMERIGROUP Corp.(1)	456	19,622
Amsurg Corp.(1)	1,783	32,771
Assisted Living Concepts, Inc., Class A(1)	638	19,280
Bio-Reference Labs, Inc.(1)	577	12,100
Cardinal Health, Inc.	36,362	1,293,760
Catalyst Health Solutions, Inc.(1)	907	38,928
Chemed Corp.	837	51,007
Community Health Systems, Inc.(1)	817	26,030
Express Scripts, Inc.(1)	87,489	4,557,302
Fresenius Medical Care AG & Co. KGaA	18,680	1,078,290
Health Management Associates, Inc., Class A(1)	2,442	21,758
Health Net, Inc.(1)	17,727	478,629
HealthSouth Corp.(1)	2,026	36,468
HMS Holdings Corp.(1)	621	39,129
Humana, Inc.(1)	25,251	1,415,066
Kindred Healthcare, Inc.(1)	1,261	20,352
Landauer, Inc.	211	13,844
LifePoint Hospitals, Inc.(1)	14,440	523,017
Magellan Health Services, Inc.(1)	6,597	321,274
McKesson Corp.	4,904	313,366
Medco Health Solutions, Inc.(1)	39,867	2,444,644
MWI Veterinary Supply, Inc.(1)	275	16,802
National Healthcare Corp.	1,503	65,110
Owens & Minor, Inc.	2,702	76,331
Patterson Cos., Inc.	19,911	591,954
PSS World Medical, Inc.(1)	1,338	27,563
Quest Diagnostics, Inc.	4,300	212,076
Select Medical Holdings Corp.(1)	19,040	117,858
Sinopharm Group Co. H Shares	102,400	374,517
Sun Healthcare Group, Inc.(1)	644	6,311
U.S. Physical Therapy, Inc.(1)	1,382	26,521
UnitedHealth Group, Inc.	35,780	1,306,686
WellPoint, Inc.(1)	8,700	484,938
		16,718,172
HEALTH CARE TECHNOLOGY — 0.2%
athenahealth, Inc.(1)	807	33,095
MedAssets, Inc.(1)	1,036	19,212
Quality Systems, Inc.	436	28,118
SXC Health Solutions Corp.(1)	43,900	1,683,565
		1,763,990
HOTELS, RESTAURANTS & LEISURE — 2.3%
Accor SA	23,671	1,000,597
Bob Evans Farms, Inc.	630	19,618
Brinker International, Inc.	2,660	54,370
Carnival plc	24,621	1,004,140
CEC Entertainment, Inc.(1)	15,778	591,991
Chipotle Mexican Grill, Inc.(1)	9,499	2,455,396
Compass Group plc	134,439	1,161,624
Ctrip.com International Ltd. ADR(1)	64,537	2,828,011
Darden Restaurants, Inc.	4,100	200,695
DineEquity, Inc.(1)	308	16,453
Domino’s Pizza, Inc.(1)	9,732	143,742
Home Inns & Hotels Management, Inc. ADR(1)	16,200	771,282
International Speedway Corp., Class A	10,945	259,287
Jack in the Box, Inc.(1)	1,249	25,124
Las Vegas Sands Corp.(1)	51,964	2,602,357
Marriott International, Inc., Class A	9,310	365,045
McDonald’s Corp.	29,119	2,280,018
Orient-Express Hotels Ltd., Class A(1)	1,425	16,487
Red Robin Gourmet Burgers, Inc.(1)	1,276	23,644
Royal Caribbean Cruises Ltd.(1)	55,600	2,237,900
Ruby Tuesday, Inc.(1)	1,068	13,660
Speedway Motorsports, Inc.	12,212	179,883
Starbucks Corp.	38,769	1,186,331
Starwood Hotels & Resorts Worldwide, Inc.	67,382	3,829,993
Vail Resorts, Inc.(1)	388	17,569
Wynn Macau Ltd.	259,807	526,634
		23,811,851
HOUSEHOLD DURABLES — 0.4%
American Greetings Corp., Class A	7,408	148,679
CSS Industries, Inc.	916	16,735
Deer Consumer Products, Inc.(1)	4,779	53,381
Ethan Allen Interiors, Inc.	894	14,742

19

Shares/ Principal Amount	Value
Fortune Brands, Inc.	1,788	$ 105,653
Furniture Brands International, Inc.(1)	4,722	20,824
Helen of Troy Ltd.(1)	595	14,054
Lennar Corp., Class A	19,831	301,233
M.D.C. Holdings, Inc.	751	18,752
MRV Engenharia e Participacoes SA	53,700	530,861
PDG Realty SA Empreendimentos e Participacoes	120,000	727,167
Stanley Black & Decker, Inc.	2,096	124,775
Tempur-Pedic International, Inc.(1)	5,617	197,213
Toll Brothers, Inc.(1)	14,127	253,580
Turkiye Sise ve Cam Fabrikalari AS(1)	312,446	531,858
Whirlpool Corp.	9,486	692,478
		3,751,985
HOUSEHOLD PRODUCTS — 1.2%
Church & Dwight Co., Inc.	15,900	1,037,475
Clorox Co.	13,659	844,263
Colgate-Palmolive Co.	3,342	255,830
Energizer Holdings, Inc.(1)	12,375	871,076
Kimberly-Clark Corp.	24,455	1,513,520
LG Household & Health Care Ltd.	1,978	652,566
Procter & Gamble Co. (The)	83,921	5,125,056
Reckitt Benckiser Group plc	22,865	1,209,222
Unicharm Corp.	24,200	945,561
WD-40 Co.	330	12,900
		12,467,469
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
International Power plc	62,200	394,252
Mirant Corp.(1)	37,352	370,532
NRG Energy, Inc.(1)	33,412	647,525
		1,412,309
INDUSTRIAL CONGLOMERATES — 1.0%
3M Co.	21,166	1,777,521
General Electric Co.	220,220	3,486,083
Raven Industries, Inc.	2,331	103,496
Seaboard Corp.	8	14,896
Siemens AG	15,670	1,714,496
Textron, Inc.	65,669	1,468,359
Tredegar Corp.	822	15,314
Tyco International Ltd.	39,133	1,482,749
		10,062,914
INSURANCE — 2.5%
ACE Ltd.	20,329	1,189,653
Admiral Group plc	41,654	990,002
Aflac, Inc.	24,925	1,283,637
Allianz SE	11,840	1,298,673
Allied World Assurance Co. Holdings Ltd.	14,302	840,099
Allstate Corp. (The)	41,472	1,207,250
Alterra Capital Holdings Ltd.	2,239	45,541
American Equity Investment Life Holding Co.	1,434	15,745
American Financial Group, Inc.	34,923	1,074,581
Amtrust Financial Services, Inc.	2,502	40,057
Aon Corp.	21,261	852,991
Aspen Insurance Holdings Ltd.	2,330	67,337
Baldwin & Lyons, Inc., Class B	1,004	23,222
Berkshire Hathaway, Inc., Class B(1)	15,195	1,210,738
Chubb Corp. (The)	36,240	2,066,042
Endurance Specialty Holdings Ltd.	3,469	153,018
FPIC Insurance Group, Inc.(1)	758	28,031
Hanover Insurance Group, Inc. (The)	721	32,647
HCC Insurance Holdings, Inc.	25,334	711,379
Horace Mann Educators Corp.	6,242	101,932
Loews Corp.	54,447	2,036,862
Marsh & McLennan Cos., Inc.	30,572	766,746
Mercer Insurance Group, Inc.	1,914	35,926
Ping An Insurance Group Co. of China Ltd. H Shares	196,500	2,267,376
Platinum Underwriters Holdings Ltd.	803	34,714
Principal Financial Group, Inc.	64,704	1,762,537
ProAssurance Corp.(1)	511	30,267
Prudential Financial, Inc.	26,154	1,325,485
Safety Insurance Group, Inc.	1,080	50,555
Symetra Financial Corp.	26,828	324,619
Torchmark Corp.	9,700	557,459
Transatlantic Holdings, Inc.	10,285	520,421
Travelers Cos., Inc. (The)	50,356	2,718,720
United Fire & Casualty Co.	919	19,060
Unitrin, Inc.	206	$4,874
Validus Holdings Ltd.	691	20,184
		25,708,380

20

Shares/ Principal Amount	Value
INTERNET & CATALOG RETAIL — 0.8%
HSN, Inc.(1)	2,447	$ 69,373
Netflix, Inc.(1)	20,667	4,255,335
priceline.com, Inc.(1)	9,299	3,664,271
Rakuten, Inc.	753	576,739
		8,565,718
INTERNET SOFTWARE & SERVICES — 1.6%
Akamai Technologies, Inc.(1)	23,981	1,251,568
Ancestry.com, Inc.(1)	3,084	88,141
AOL, Inc.(1)	18,154	438,964
Baidu, Inc. ADR(1)	37,237	3,916,960
Dice Holdings, Inc.(1)	8,452	95,508
EarthLink, Inc.	22,048	197,660
Google, Inc., Class A(1)	10,423	5,792,165
Internap Network Services Corp.(1)	1,868	9,770
KIT Digital, Inc.(1)	2,591	35,678
Limelight Networks, Inc.(1)	10,579	75,111
Liquidity Services, Inc.(1)	2,346	36,293
MercadoLibre, Inc.(1)	11,148	709,236
Rackspace Hosting, Inc.(1)	1,997	58,253
Tencent Holdings Ltd.	41,000	911,862
Terremark Worldwide, Inc.(1)	3,358	40,178
Travelzoo, Inc.(1)	1,311	56,360
ValueClick, Inc.(1)	1,704	26,480
VeriSign, Inc.(1)	50,000	1,715,500
Vocus, Inc.(1)	4,403	107,785
WebMD Health Corp.(1)	20,600	1,057,604
Yahoo Japan Corp.	1,207	432,668
Zix Corp.(1)	19,699	75,644
		17,129,388
IT SERVICES — 1.8%
Accenture plc, Class A	66,205	2,868,001
Automatic Data Processing, Inc.	3,682	164,107
Booz Allen Hamilton Holding Corp.(1)	4,531	87,901
CACI International, Inc., Class A(1)	387	19,478
Cass Information Systems, Inc.	681	24,080
Cognizant Technology Solutions Corp., Class A(1)	34,100	2,215,818
Computer Sciences Corp.	19,415	866,491
DST Systems, Inc.	1,400	60,004
Fiserv, Inc.(1)	6,700	370,510
Infosys Technologies Ltd.	45,851	3,048,739
International Business Machines Corp.	50,651	7,165,090
MasterCard, Inc., Class A	7,401	1,754,259
MAXIMUS, Inc.	314	19,060
NeuStar, Inc., Class A(1)	918	23,721
Paychex, Inc.	5,092	145,326
Total System Services, Inc.	2,774	41,860
Western Union Co. (The)	16,523	291,466
		19,165,911
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Arctic Cat, Inc.(1)	1,455	21,694
JAKKS Pacific, Inc.(1)	217	4,177
Mattel, Inc.	4,804	124,136
Polaris Industries, Inc.	18,903	1,374,059
		1,524,066
LIFE SCIENCES TOOLS & SERVICES — 0.4%
Bruker Corp.(1)	36,579	564,048
Dionex Corp.(1)	401	36,559
Illumina, Inc.(1)	29,900	1,797,588
Luminex Corp.(1)	839	14,162
PAREXEL International Corp.(1)	1,296	22,758
Pharmaceutical Product Development, Inc.	1,051	26,191
Sequenom, Inc.(1)	1,802	12,380
Thermo Fisher Scientific, Inc.(1)	14,101	717,177
Waters Corp.(1)	14,500	1,114,615
		4,305,478
MACHINERY — 3.4%
3D Systems Corp.(1)	1,622	45,643
Actuant Corp., Class A	561	13,256
AGCO Corp.(1)	31,300	1,412,882
Alfa Laval AB	45,920	806,376
Altra Holdings, Inc.(1)	18,704	313,853
ArvinMeritor, Inc.(1)	64,612	1,153,324
Ashok Leyland Ltd.	470,032	733,961
Atlas Copco AB A Shares	70,230	1,550,825
Barnes Group, Inc.	1,041	19,873
Blount International, Inc.(1)	2,363	36,532
Briggs & Stratton Corp.	3,068	53,414
Cascade Corp.	1,226	44,774
Caterpillar, Inc.	28,117	2,378,698
CIRCOR International, Inc.	1,029	40,645
CNH Global NV(1)	11,410	472,602
Colfax Corp.(1)	1,275	21,522
Commercial Vehicle Group, Inc.(1)	4,714	66,797

21

Shares/ Principal Amount	Value
Cummins, Inc.	30,039	$ 2,917,388
Deere & Co.	25,970	1,939,959
Doosan Infracore Co. Ltd.(1)	53,730	1,158,573
Douglas Dynamics, Inc.	925	13,644
Dover Corp.	27,400	1,501,794
Dynamic Materials Corp.	1,590	25,583
Eaton Corp.	26,269	2,532,332
EnPro Industries, Inc.(1)	4,629	169,653
FANUC Corp.	6,900	988,541
FreightCar America, Inc.	383	9,514
Harsco Corp.	11,565	278,254
Hyundai Heavy Industries Co. Ltd.	4,120	1,320,148
Illinois Tool Works, Inc.	44,830	2,135,253
Ingersoll-Rand plc	19,200	787,200
Joy Global, Inc.	10,352	790,065
Kaydon Corp.	17,297	605,049
Komatsu Ltd.	57,700	1,598,143
Lincoln Electric Holdings, Inc.	420	25,897
Lindsay Corp.	2,275	134,316
Middleby Corp.(1)	1,147	92,299
Mueller Industries, Inc.	2,667	81,317
Mueller Water Products, Inc., Class A	7,221	25,418
NACCO Industries, Inc., Class A	739	68,439
NN, Inc.(1)	4,208	42,080
Oshkosh Corp.(1)	928	26,634
Parker-Hannifin Corp.	12,525	1,004,881
PT United Tractors Tbk	136,500	347,520
Robbins & Myers, Inc.	3,577	110,923
Sany Heavy Equipment International Holdings Co. Ltd.	322,000	515,027
Sauer-Danfoss, Inc.(1)	3,795	115,330
Tata Motors Ltd.	17,964	483,484
Timken Co.	51,870	2,259,457
Titan International, Inc.	8,195	130,956
Volvo AB B Shares(1)	88,170	1,280,015
Wabash National Corp.(1)	14,705	155,138
		34,835,201
MARINE — 0.1%
Alexander & Baldwin, Inc.	535	18,773
Diana Shipping, Inc.(1)	3,023	40,780
Genco Shipping & Trading Ltd.(1)	1,574	23,106
Kuehne + Nagel International AG	7,400	948,917
		1,031,576
MEDIA — 1.7%
AirMedia Group, Inc. ADR(1)	3,669	25,353
Belo Corp., Class A(1)	3,662	21,240
CBS Corp., Class B	80,600	1,357,304
Charter Communications, Inc., Class A(1)	3,851	129,085
Comcast Corp., Class A	130,106	2,602,120
CTC Media, Inc.	28,860	649,639
DirecTV, Class A(1)	4,341	180,282
Discovery Communications, Inc., Class A(1)	18,400	750,352
Discovery Communications, Inc., Class C(1)	14,813	526,010
E.W. Scripps Co. (The), Class A(1)	6,523	58,903
Entravision Communications Corp., Class A(1)	10,937	27,233
Focus Media Holding Ltd. ADR(1)	45,271	1,056,172
Gannett Co., Inc.	4,434	58,130
Harte-Hanks, Inc.	1,329	16,533
Imax Corp.(1)	43,600	1,186,356
Journal Communications, Inc., Class A(1)	3,926	17,824
Knology, Inc.(1)	1,965	30,241
Liberty Media Corp. - Starz, Series A(1)	1,403	88,172
LIN TV Corp., Class A(1)	7,124	32,272
Naspers Ltd. N Shares	20,922	1,044,220
Omnicom Group, Inc.	2,878	130,776
Publicis Groupe SA	17,890	799,421
Reed Elsevier plc	66,700	528,080
Scholastic Corp.	2,103	59,094
Scripps Networks Interactive, Inc., Class A	22,655	1,154,272
Time Warner Cable, Inc.	6,300	387,702
Time Warner, Inc.	77,899	2,297,241
Viacom, Inc., Class B	22,300	843,609
Walt Disney Co. (The)	50,359	1,838,607
		17,896,243
METALS & MINING — 2.6%
Allied Nevada Gold Corp.(1)	2,999	80,193
Antofagasta plc	109,688	2,243,577
BHP Billiton Ltd.	70,494	2,887,878
Brush Engineered Materials, Inc.(1)	2,803	98,665
Century Aluminum Co.(1)	1,107	15,326
Cliffs Natural Resources, Inc.	38,102	2,603,891
Coeur d’Alene Mines Corp.(1)	1,433	34,893

22

Shares/ Principal Amount	Value
Commercial Metals Co.	1,516	$ 23,301
Exxaro Resources Ltd.	22,288	395,938
Ferrexpo plc	123,387	669,425
Freeport-McMoRan Copper & Gold, Inc.	40,618	4,115,416
Globe Specialty Metals, Inc.	4,398	71,291
Gold Fields Ltd. ADR	19,381	323,469
Grupo Mexico SAB de CV, Series B	200,392	680,734
Haynes International, Inc.	437	16,899
Hecla Mining Co.(1)	3,791	36,356
Hyundai Steel Co.	3,098	293,928
Impala Platinum Holdings Ltd.	18,801	536,562
Kaiser Aluminum Corp.	330	15,477
Mesabi Trust	2,878	136,043
Mongolian Mining Corp.(1)	331,300	363,508
Newmont Mining Corp.	34,746	2,044,107
Nucor Corp.	11,700	441,558
POSCO	838	328,507
Royal Gold, Inc.	286	14,735
RTI International Metals, Inc.(1)	503	14,270
Schnitzer Steel Industries, Inc., Class A	273	15,585
Thompson Creek Metals Co., Inc.(1)	2,514	30,545
Vale SA Preference Shares	194,200	5,436,603
Walter Energy, Inc.	11,700	1,200,888
Worthington Industries, Inc.	941	15,075
Xingda International Holdings Ltd.	164,000	162,203
Xstrata plc	97,370	1,956,788
		27,303,634
MULTILINE RETAIL — 1.1%
Big Lots, Inc.(1)	1,339	41,041
Dollar Tree, Inc.(1)	72,845	4,002,833
Family Dollar Stores, Inc.	14,500	727,900
Fred’s, Inc., Class A	2,132	27,268
Kohl’s Corp.(1)	28,798	1,624,783
Macy’s, Inc.	34,353	882,185
PCD Stores Ltd.	1,156,000	367,712
Target Corp.	74,878	4,263,553
		11,937,275
MULTI-UTILITIES — 0.4%
Avista Corp.	1,161	24,811
Black Hills Corp.	532	16,146
Consolidated Edison, Inc.	3,636	175,873
DTE Energy Co.	6,249	278,393
Integrys Energy Group, Inc.	26,612	1,296,004
MDU Resources Group, Inc.	2,441	49,894
NorthWestern Corp.	675	19,447
PG&E Corp.	25,624	1,202,534
Wisconsin Energy Corp.	3,385	203,845
Xcel Energy, Inc.	22,394	526,259
		3,793,206
OFFICE ELECTRONICS — 0.2%
Canon, Inc.	35,700	1,682,836
Zebra Technologies Corp., Class A(1)	389	14,175
		1,697,011
OIL, GAS & CONSUMABLE FUELS — 5.4%
Alpha Natural Resources, Inc.(1)	291	14,422
Apache Corp.	26,771	2,881,631
Banpu PCL	37,100	927,807
Berry Petroleum Co., Class A	846	32,241
BG Group plc	131,700	2,379,365
Bill Barrett Corp.(1)	795	30,568
BP Prudhoe Bay Royalty Trust	822	90,691
Brigham Exploration Co.(1)	30,900	777,135
Canadian Natural Resources Ltd.	21,994	845,889
Chevron Corp.	75,367	6,102,466
Cimarex Energy Co.	9,525	767,144
CNOOC Ltd.	916,000	1,986,509
Concho Resources, Inc.(1)	26,500	2,192,875
ConocoPhillips	79,280	4,770,278
Crosstex Energy LP	5,815	81,003
Devon Energy Corp.	12,314	868,999
DHT Holdings, Inc.	4,892	21,476
EOG Resources, Inc.	1,987	176,744
EQT Corp.	18,065	731,091
Exxon Mobil Corp.	180,693	12,569,005
Forest Oil Corp.(1)	3,136	107,314
Frontier Oil Corp.	2,780	43,173
Goodrich Petroleum Corp.(1)	1,233	16,214
Hugoton Royalty Trust	740	15,177
Imperial Oil Ltd.	29,136	1,059,517
Knightsbridge Tankers Ltd.	2,899	65,923
Murphy Oil Corp.	14,139	954,665
Noble Energy, Inc.	2,680	217,750
Nordic American Tanker Shipping	2,218	57,380
NovaTek OAO GDR	13,420	1,262,822
Occidental Petroleum Corp.	47,183	4,160,125

23

Shares/ Principal Amount	Value
Overseas Shipholding Group, Inc.	2,054	$ 71,828
Pacific Rubiales Energy Corp.	35,209	1,097,548
Penn Virginia Corp.	1,829	29,008
Permian Basin Royalty Trust	5,624	124,066
Petroleo Brasileiro SA ADR	43,344	1,269,112
Pioneer Natural Resources Co.	10,400	833,144
Rosetta Resources, Inc.(1)	437	15,653
Royal Dutch Shell plc B Shares	57,360	1,702,329
SandRidge Energy, Inc.(1)	3,626	18,710
Southwestern Energy Co.(1)	14,362	519,904
Sunoco, Inc.	4,009	160,921
Swift Energy Co.(1)	919	33,534
Teekay Tankers Ltd., Class A	3,059	36,249
Total SA	19,740	956,141
Tullow Oil plc	25,733	459,103
Ultra Petroleum Corp.(1)	4,111	193,176
Valero Energy Corp.	24,500	477,260
W&T Offshore, Inc.	3,316	55,543
Whiting Petroleum Corp.(1)	13,200	1,452,660
		55,713,288
PAPER & FOREST PRODUCTS — 0.1%
Buckeye Technologies, Inc.	3,827	76,234
Clearwater Paper Corp.(1)	1,511	121,635
Domtar Corp.	6,051	459,392
International Paper Co.	21,667	541,025
KapStone Paper and Packaging Corp.(1)	7,661	112,770
MeadWestvaco Corp.	8,414	209,004
P.H. Glatfelter Co.	1,328	16,520
		1,536,580
PERSONAL PRODUCTS — 0.3%
Estee Lauder Cos., Inc. (The), Class A	24,380	1,826,550
Hypermarcas SA(1)	43,500	688,298
Hypermarcas SA Rights(1)	43	3
Natura Cosmeticos SA	18,600	499,876
Prestige Brands Holdings, Inc.(1)	1,770	20,833
Schiff Nutrition International, Inc.	410	3,374
		3,038,934
PHARMACEUTICALS — 2.8%
Abbott Laboratories	70,921	3,298,536
Allergan, Inc.	19,189	1,271,655
Aspen Pharmacare Holdings Ltd.(1)	38,573	505,768
Aurobindo Pharma Ltd.	30,365	825,649
Auxilium Pharmaceuticals, Inc.(1)	924	17,491
Bristol-Myers Squibb Co.	41,466	1,046,602
Eli Lilly & Co.	53,665	1,806,364
Endo Pharmaceuticals Holdings, Inc.(1)	11,099	399,675
Forest Laboratories, Inc.(1)	23,343	744,408
Impax Laboratories, Inc.(1)	2,596	46,468
Johnson & Johnson	90,757	5,586,093
Medicis Pharmaceutical Corp., Class A	776	20,448
Merck & Co., Inc.	63,076	2,174,230
Nektar Therapeutics(1)	2,152	27,266
Novartis AG	34,150	1,811,874
Novo Nordisk A/S B Shares	21,476	2,124,356
Perrigo Co.	5,711	344,031
Pfizer, Inc.	203,402	3,313,419
Questcor Pharmaceuticals, Inc.(1)	1,285	18,298
Roche Holding AG	8,569	1,176,514
Salix Pharmaceuticals Ltd.(1)	21,028	938,900
Shire plc	44,500	1,040,339
Teva Pharmaceutical Industries Ltd. ADR	13,650	683,046
VIVUS, Inc.(1)	1,885	12,252
		29,233,682
PROFESSIONAL SERVICES — 0.2%
Adecco SA	8,070	459,523
Capita Group plc (The)	31,990	324,428
CDI Corp.	1,422	24,387
Heidrick & Struggles International, Inc.	1,177	24,446
Kelly Services, Inc., Class A(1)	7,798	139,389
Korn/Ferry International(1)	1,826	31,626
Mistras Group, Inc.(1)	2,463	29,310
SGS SA	460	753,032
Towers Watson & Co., Class A	420	21,084
		1,807,225
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.4%
Agree Realty Corp.	460	12,857
Alexandria Real Estate Equities, Inc.	4,912	327,876
AMB Property Corp.	23,430	683,687
American Campus Communities, Inc.	6,508	204,612
Annaly Capital Management, Inc.	10,177	185,120

24

Shares/ Principal Amount	Value
Apartment Investment & Management Co., Class A	13,700	$ 330,444
Ashford Hospitality Trust, Inc.(1)	11,063	103,992
Associated Estates Realty Corp.	11,269	168,472
AvalonBay Communities, Inc.	14,212	1,568,010
BioMed Realty Trust, Inc.	7,270	128,170
Boston Properties, Inc.	13,931	1,167,418
Camden Property Trust	5,251	268,169
Capstead Mortgage Corp.	8,683	102,025
CBL & Associates Properties, Inc.	1,279	21,103
Chimera Investment Corp.	12,783	51,132
CommonWealth REIT	625	15,644
Cousins Properties, Inc.	9,462	70,208
DCT Industrial Trust, Inc.	4,692	23,178
Developers Diversified Realty Corp.	36,587	469,411
Digital Realty Trust, Inc.	7,737	406,347
Duke Realty Corp.	1,985	22,093
DuPont Fabros Technology, Inc.	35,191	794,965
Equity LifeStyle Properties, Inc.	5,035	271,286
Equity One, Inc.	9,432	163,268
Equity Residential	23,700	1,184,526
Essex Property Trust, Inc.	3,705	410,662
Extra Space Storage, Inc.	10,048	160,969
Federal Realty Investment Trust	2,347	181,634
First Industrial Realty Trust, Inc.(1)	2,934	22,328
First Potomac Realty Trust	1,667	26,239
General Growth Properties, Inc.	13,027	210,907
Getty Realty Corp.	1,058	31,539
Government Properties Income Trust	18,523	475,115
Hatteras Financial Corp.	593	18,371
HCP, Inc.	29,279	964,157
Healthcare Realty Trust, Inc.	765	15,790
Hersha Hospitality Trust	39,001	239,076
Highwoods Properties, Inc.	1,053	32,127
Host Hotels & Resorts, Inc.	70,806	1,166,883
Inland Real Estate Corp.	1,737	14,764
Kilroy Realty Corp.	745	25,419
Kimco Realty Corp.	42,171	702,569
LaSalle Hotel Properties	5,500	130,900
Lexington Realty Trust	9,750	76,537
Link Real Estate Investment Trust (The)	111,500	349,645
Macerich Co. (The)	10,890	504,643
Medical Properties Trust, Inc.	1,437	15,060
MFA Financial, Inc.	4,469	36,422
National Health Investors, Inc.	420	18,480
National Retail Properties, Inc.	1,191	30,978
Nationwide Health Properties, Inc.	5,674	204,548
Omega Healthcare Investors, Inc.	5,469	115,451
Pennsylvania Real Estate Investment Trust	9,002	120,897
Piedmont Office Realty Trust, Inc., Class A	31,759	631,687
Post Properties, Inc.	6,706	228,473
ProLogis	52,347	681,034
PS Business Parks, Inc.	442	22,904
Public Storage	9,300	898,380
Rayonier, Inc.	10,188	519,180
Regency Centers Corp.	11,600	472,352
Sabra Health Care REIT, Inc.	645	10,992
Saul Centers, Inc.	388	16,517
Simon Property Group, Inc.	20,347	2,004,179
SL Green Realty Corp.	6,823	446,224
Sunstone Hotel Investors, Inc.(1)	21,528	204,947
Taubman Centers, Inc.	9,465	459,336
UDR, Inc.	17,352	386,950
Urstadt Biddle Properties, Inc., Class A	1,047	19,265
Ventas, Inc.	7,839	401,906
Vornado Realty Trust	14,948	1,219,458
Washington Real Estate Investment Trust	576	17,672
Weingarten Realty Investors	9,562	226,619
Weyerhaeuser Co.	32,709	545,913
Winthrop Realty Trust	1,274	15,250
		24,475,361
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.6%
BR Malls Participacoes SA	59,700	588,435
Brookfield Asset Management, Inc., Class A	4,800	140,304
C C Land Holdings Ltd.	1,208,000	452,702
CB Richard Ellis Group, Inc., Class A(1)	71,800	1,377,842
China Overseas Land & Investment Ltd.	416,000	799,310

25

Shares/ Principal Amount	Value
Forest City Enterprises, Inc., Class A(1)	10,300	$ 158,105
Global Logistic Properties Ltd.(1)	210,000	353,088
Jones Lang LaSalle, Inc.	15,500	1,237,210
Sumitomo Realty & Development Co. Ltd.	46,000	990,465
Sun Hung Kai Properties Ltd.	24,000	396,852
		6,494,313
ROAD & RAIL — 0.4%
Arkansas Best Corp.	795	19,585
Canadian National Railway Co.	16,120	1,029,808
CSX Corp.	5,501	334,516
Kansas City Southern(1)	31,900	1,510,146
Norfolk Southern Corp.	4,767	286,830
Old Dominion Freight Line, Inc.(1)	574	16,577
Union Pacific Corp.	11,134	1,003,285
		4,200,747
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.6%
Advanced Micro Devices, Inc.(1)	15,759	114,883
Altera Corp.	36,000	1,263,240
Amtech Systems, Inc.(1)	1,642	33,989
Applied Materials, Inc.	76,865	955,432
ARM Holdings plc	433,100	2,666,368
ASML Holding NV	21,030	680,266
Atheros Communications, Inc.(1)	1,186	38,616
Broadcom Corp., Class A	51,247	2,279,979
Cavium Networks, Inc.(1)	38,850	1,429,486
Cirrus Logic, Inc.(1)	1,457	22,248
Cree, Inc.(1)	4,020	262,024
Cymer, Inc.(1)	594	22,614
Entegris, Inc.(1)	5,572	36,218
GT Solar International, Inc.(1)	8,779	58,732
Integrated Device Technology, Inc.(1)	4,722	30,362
Intel Corp.	158,940	3,356,813
Intersil Corp., Class A	1,864	23,766
KLA-Tencor Corp.	3,500	128,345
Linear Technology Corp.	54,969	1,791,989
LSI Corp.(1)	23,582	135,361
Marvell Technology Group Ltd.(1)	35,442	683,676
Mattson Technology, Inc.(1)	1,614	4,471
MEMC Electronic Materials, Inc.(1)	1,007	11,651
Micron Technology, Inc.(1)	124,246	902,026
MIPS Technologies, Inc.(1)	10,665	144,937
MKS Instruments, Inc.(1)	598	12,181
Photronics, Inc.(1)	8,476	54,162
Samsung Electronics Co. Ltd.	4,272	3,043,533
Sigma Designs, Inc.(1)	2,764	33,168
Silicon Image, Inc.(1)	6,152	47,186
Skyworks Solutions, Inc.(1)	68,017	1,731,033
Standard Microsystems Corp.(1)	1,316	35,861
Taiwan Semiconductor Manufacturing Co. Ltd.	625,425	1,300,810
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	31,023	333,497
Teradyne, Inc.(1)	47,102	558,630
Texas Instruments, Inc.	49,221	1,565,228
Ultratech, Inc.(1)	2,903	53,328
Varian Semiconductor Equipment Associates, Inc.(1)	961	30,300
Veeco Instruments, Inc.(1)	19,282	848,022
Verigy Ltd.(1)	3,445	29,489
Zoran Corp.(1)	2,257	15,528
		26,769,448
SOFTWARE — 3.1%
ACI Worldwide, Inc.(1)	1,175	29,833
Activision Blizzard, Inc.	23,900	280,586
Ariba, Inc.(1)	1,732	35,047
Aspen Technology, Inc.(1)	340	4,250
Cadence Design Systems, Inc.(1)	24,697	194,119
Citrix Systems, Inc.(1)	42,750	2,839,455
CommVault Systems, Inc.(1)	8,096	235,837
Compuware Corp.(1)	1,498	15,429
Electronic Arts, Inc.(1)	25,264	376,686
Fortinet, Inc.(1)	1,174	37,415
Interactive Intelligence, Inc.(1)	2,153	58,217
Intuit, Inc.(1)	81,251	3,647,357
Kenexa Corp.(1)	3,456	63,279
Lawson Software, Inc.(1)	1,721	14,783
Microsoft Corp.	310,576	7,829,621
Motricity, Inc.(1)	7,408	220,314
Oracle Corp.	194,148	5,249,762
Parametric Technology Corp.(1)	2,270	48,623
Progress Software Corp.(1)	1,148	44,278
Quest Software, Inc.(1)	21,003	531,376
Radiant Systems, Inc.(1)	3,758	67,832

26

Shares/ Principal Amount	Value
Red Hat, Inc.(1)	11,748	$ 511,038
Rovi Corp.(1)	36,700	2,024,739
S1 Corp.(1)	6,697	42,459
salesforce.com, inc.(1)	24,813	3,454,466
SAP AG	14,630	682,518
Smith Micro Software, Inc.(1)	7,754	115,845
Sourcefire, Inc.(1)	680	18,448
Symantec Corp.(1)	83,047	1,395,190
Synopsys, Inc.(1)	592	15,209
Taleo Corp., Class A(1)	2,029	62,290
TIBCO Software, Inc.(1)	3,614	70,979
Ulticom, Inc.(1)	2,218	17,655
VanceInfo Technologies, Inc. ADR(1)	22,927	862,285
VMware, Inc., Class A(1)	10,120	824,982
Websense, Inc.(1)	2,139	44,342
		31,966,544
SPECIALTY RETAIL — 2.5%
Advance Auto Parts, Inc.	14,563	961,012
Aeropostale, Inc.(1)	994	26,868
American Eagle Outfitters, Inc.	56,363	929,990
AutoZone, Inc.(1)	4,674	1,212,482
Best Buy Co., Inc.	19,575	836,244
Brown Shoe Co., Inc.	1,309	18,614
Cabela’s, Inc.(1)	706	15,709
Cato Corp. (The), Class A	519	14,817
Charming Shoppes, Inc.(1)	4,219	16,053
Christopher & Banks Corp.	4,148	22,109
Coldwater Creek, Inc.(1)	4,331	14,639
Collective Brands, Inc.(1)	2,764	46,684
Dress Barn, Inc. (The)(1)	1,455	35,939
Finish Line, Inc. (The), Class A	4,697	83,841
Gap, Inc. (The)	29,847	637,532
Genesco, Inc.(1)	1,083	41,652
Group 1 Automotive, Inc.	388	15,027
Home Depot, Inc. (The)	84,807	2,562,019
Hot Topic, Inc.	2,450	15,019
Inditex SA	13,310	1,003,105
JD Group Ltd.	28,409	218,292
Jos. A. Bank Clothiers, Inc.(1)	755	34,005
Limited Brands, Inc.	55,933	1,883,264
Lithia Motors, Inc., Class A	3,569	46,254
Lowe’s Cos., Inc.	42,955	975,079
Men’s Wearhouse, Inc. (The)	604	17,226
Monro Muffler Brake, Inc.	3,156	156,033
New York & Co., Inc.(1)	4,307	14,859
Nitori Holdings Co. Ltd.	10,150	893,840
OfficeMax, Inc.(1)	35,840	612,506
O’Reilly Automotive, Inc.(1)	57,200	3,442,296
Penske Automotive Group, Inc.(1)	1,018	15,362
PEP Boys-Manny Moe & Jack	1,087	13,468
PetSmart, Inc.	55,581	2,104,297
Pier 1 Imports, Inc.(1)	4,582	44,720
RadioShack Corp.	1,709	31,531
Rent-A-Center, Inc.	5,217	145,241
Ross Stores, Inc.	13,949	905,011
Signet Jewelers Ltd.(1)	13,440	535,315
Stage Stores, Inc.	1,017	15,387
Staples, Inc.	26,005	572,370
Systemax, Inc.(1)	1,307	16,965
Truworths International Ltd.	61,860	627,954
Williams-Sonoma, Inc.	128,065	4,260,723
		26,091,353
TEXTILES, APPAREL & LUXURY GOODS — 0.9%
adidas AG	9,420	591,328
Anta Sports Products Ltd.	169,000	315,143
Burberry Group plc	33,687	521,889
Compagnie Financiere Richemont SA	2,700	145,539
Crocs, Inc.(1)	4,286	75,198
Culp, Inc.(1)	1,977	20,363
Deckers Outdoor Corp.(1)	2,239	172,179
Fossil, Inc.(1)	21,200	1,434,180
G-III Apparel Group Ltd.(1)	4,746	129,898
Iconix Brand Group, Inc.(1)	8,711	162,722
Jones Group, Inc. (The)	6,472	87,631
Lululemon Athletica, Inc.(1)	13,800	739,956
LVMH Moet Hennessy Louis Vuitton SA	11,100	1,683,616
Maidenform Brands, Inc.(1)	1,437	39,431
Phillips-Van Heusen Corp.	15,900	1,078,656
Steven Madden Ltd.(1)	3,173	143,578
Swatch Group AG (The)	3,880	1,557,953
True Religion Apparel, Inc.(1)	1,374	30,819
VF Corp.	5,800	480,704
Warnaco Group, Inc. (The)(1)	730	39,311
		9,450,094
THRIFTS & MORTGAGE FINANCE — 0.2%
Brookline Bancorp., Inc.	1,669	16,406
Capitol Federal Financial, Inc.	258	6,024
First Financial Holdings, Inc.	1,864	20,485

27

Shares/ Principal Amount	Value
First Financial Northwest, Inc.	3,585	$ 11,651
First Niagara Financial Group, Inc.	2,986	36,982
Flushing Financial Corp.	1,170	15,678
Housing Development Finance Corp. Ltd.	40,515	606,290
Hudson City Bancorp., Inc.	32,953	374,017
Kaiser Federal Financial Group, Inc.	1,562	15,094
Oritani Financial Corp.	1,612	18,103
People’s United Financial, Inc.	48,043	595,253
PMI Group, Inc. (The)(1)	2,941	9,176
Provident Financial Services, Inc.	2,158	29,737
Radian Group, Inc.	3,162	22,419
Washington Federal, Inc.	1,307	19,291
		1,796,606
TOBACCO — 0.4%
Altria Group, Inc.	40,182	964,368
British American Tobacco plc	29,075	1,053,962
Lorillard, Inc.	1,500	119,370
Philip Morris International, Inc.	42,795	2,434,607
		4,572,307
TRADING COMPANIES & DISTRIBUTORS — 0.5%
Beacon Roofing Supply, Inc.(1)	20,340	349,645
CAI International, Inc.(1)	1,019	20,839
Fastenal Co.	26,500	1,418,280
GATX Corp.	466	15,457
Kaman Corp.	797	22,451
Lawson Products, Inc.	1,271	25,560
Mitsubishi Corp.	69,400	1,754,695
RSC Holdings, Inc.(1)	3,717	28,955
Rush Enterprises, Inc., Class A(1)	2,302	40,446
United Rentals, Inc.(1)	6,996	137,262
W.W. Grainger, Inc.	5,800	724,594
WESCO International, Inc.(1)	264	12,598
Wolseley plc(1)	19,470	519,684
		5,070,466
TRANSPORTATION INFRASTRUCTURE — 0.1%
China Merchants Holdings International Co. Ltd.	142,166	561,150
Mundra Port and Special Economic Zone Ltd.	184,332	612,231
		1,173,381
WATER UTILITIES(2)
Artesian Resources Corp., Class A	1,334	25,039
WIRELESS TELECOMMUNICATION SERVICES — 1.4%
America Movil SAB de CV, Series L ADR	10,215	576,739
American Tower Corp., Class A(1)	27,400	1,385,618
Crown Castle International Corp.(1)	50,368	2,092,287
Millicom International Cellular SA	4,408	382,526
MTN Group Ltd.	76,216	1,301,295
NII Holdings, Inc.(1)	38,900	1,507,764
SBA Communications Corp., Class A(1)	84,622	3,312,951
SOFTBANK CORP.	52,200	1,808,818
Syniverse Holdings, Inc.(1)	848	25,915
Vodafone Group plc	834,010	2,085,347
		14,479,260
TOTAL COMMON STOCKS & RIGHTS (Cost $640,088,411)		808,715,041
U.S. Treasury Securities — 7.0%
U.S. Treasury Bonds, 5.50%, 8/15/28(3)	$ 50,000	61,563
U.S. Treasury Bonds, 5.25%, 2/15/29(3)	1,992,000	2,386,976
U.S. Treasury Bonds, 4.375%, 11/15/39(3)	2,640,000	2,757,562
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(3)	7,025,285	8,315,085
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(3)	1,718,088	1,918,353
U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/12(3)	1,722,280	1,795,074
U.S. Treasury Inflation Indexed Notes, 3.00%, 7/15/12(3)	9,233,240	9,772,812
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(3)	2,167,136	2,234,689
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(3)	11,647,244	12,558,093
U.S. Treasury Notes, 1.875%, 6/15/12(3)	4,000,000	4,091,876
U.S. Treasury Notes, 1.375%, 9/15/12(3)	7,000,000	7,117,033
U.S. Treasury Notes, 1.375%, 3/15/13(3)	6,000,000	6,114,816
U.S. Treasury Notes, 2.375%, 8/31/14(3)	2,000,000	2,100,938

28

Shares/ Principal Amount	Value
U.S. Treasury Notes, 3.00%, 8/31/16(3)	$ 5,500,000	$ 5,883,713
U.S. Treasury Notes, 3.625%, 2/15/20(3)	1,500,000	1,619,180
U.S. Treasury Notes, 2.625%, 8/15/20(3)	4,250,000	4,197,874
TOTAL U.S. TREASURY SECURITIES(Cost $68,893,506)		72,925,637
Corporate Bonds — 6.4%
AEROSPACE & DEFENSE — 0.1%
Honeywell International, Inc., 5.30%, 3/1/18(3)	170,000	195,223
L-3 Communications Corp., 5.875%, 1/15/15(3)	100,000	102,375
L-3 Communications Corp., 6.375%, 10/15/15(3)	150,000	155,250
Lockheed Martin Corp., 5.50%, 11/15/39(3)	170,000	176,413
United Technologies Corp., 6.05%, 6/1/36(3)	228,000	260,844
United Technologies Corp., 5.70%, 4/15/40(3)	130,000	144,381
		1,034,486
AUTO COMPONENTS(2)
American Axle & Manufacturing, Inc., 7.875%, 3/1/17(3)	150,000	149,250
TRW Automotive, Inc., 8.875%, 12/1/17(3)(4)	225,000	252,000
		401,250
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.375%, 3/18/13(3)(4)	150,000	153,220
American Honda Finance Corp., 2.50%, 9/21/15(3)(4)	160,000	161,735
Ford Motor Co., 7.45%, 7/16/31(3)	300,000	324,000
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(3)(4)	30,000	30,948
		669,903
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(3)	150,000	155,420
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(3)(4)	80,000	102,825
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19(4)	210,000	258,690
Dr Pepper Snapple Group, Inc., 6.82%, 5/1/18(3)	190,000	229,546
PepsiCo, Inc., 4.875%, 11/1/40(3)	40,000	39,322
SABMiller plc, 6.20%, 7/1/11(3)(4)	170,000	175,174
		960,977
BIOTECHNOLOGY(2)
Amgen, Inc., 3.45%, 10/1/20(3)	70,000	68,934
BUILDING PRODUCTS(2)
Nortek, Inc., 11.00%, 12/1/13	150,666	159,329
CAPITAL MARKETS — 0.3%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(3)	170,000	194,844
Credit Suisse (New York), 5.00%, 5/15/13(3)	280,000	302,936
Credit Suisse (New York), 5.50%, 5/1/14(3)	170,000	188,601
Credit Suisse (New York), 5.30%, 8/13/19(3)	130,000	139,494
Credit Suisse (New York), 4.375%, 8/5/20(3)	110,000	109,073
Deutsche Bank AG (London), 4.875%, 5/20/13(3)	250,000	269,745
Deutsche Bank AG (London), 3.875%, 8/18/14(3)	130,000	138,246
Goldman Sachs Group, Inc. (The), 6.00%, 5/1/14(3)	130,000	144,440
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(3)	490,000	571,765
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(3)	80,000	82,134
Jefferies Group, Inc., 8.50%, 7/15/19(3)	70,000	81,557
Korea Development Bank, 3.25%, 3/9/16(3)	80,000	78,680
Morgan Stanley, 4.20%, 11/20/14(3)	110,000	113,915
Morgan Stanley, 6.625%, 4/1/18(3)	300,000	328,060
Morgan Stanley, 7.30%, 5/13/19(3)	240,000	269,878
UBS AG (Stamford Branch), 2.25%, 8/12/13(3)	70,000	71,032
UBS AG (Stamford Branch), 5.875%, 12/20/17(3)	200,000	223,616
		3,308,016
CHEMICALS — 0.1%
Dow Chemical Co. (The), 5.90%, 2/15/15(3)	70,000	78,554
Dow Chemical Co. (The), 2.50%, 2/15/16(3)	40,000	38,997

29

Shares/ Principal Amount	Value
Dow Chemical Co. (The), 8.55%, 5/15/19(3)	$ 150,000	$ 189,467
Dow Chemical Co. (The), 4.25%, 11/15/20(3)	70,000	68,441
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	125,000	129,375
PPG Industries, Inc., 5.50%, 11/15/40(3)	20,000	20,014
Rohm & Haas Co., 5.60%, 3/15/13(3)	70,000	75,140
		599,988
COMMERCIAL BANKS — 0.2%
Barclays Bank plc, 5.00%, 9/22/16(3)	100,000	107,288
BB&T Corp., 5.70%, 4/30/14(3)	130,000	144,702
Fifth Third Bancorp., 6.25%, 5/1/13(3)	90,000	98,497
HSBC Bank plc, 3.50%, 6/28/15(3)(4)	100,000	103,547
HSBC Holdings plc, 6.80%, 6/1/38(3)	50,000	53,281
HSBC USA, Inc., 5.00%, 9/27/20(3)	70,000	67,954
National Australia Bank Ltd., 2.75%, 9/28/15(3)(4)	100,000	100,533
PNC Bank N.A., 6.00%, 12/7/17(3)	230,000	256,722
PNC Funding Corp., 4.25%, 9/21/15(3)	100,000	106,777
Royal Bank of Scotland plc, 3.95%, 9/21/15	140,000	140,962
SunTrust Bank, 7.25%, 3/15/18(3)	100,000	112,383
Wachovia Bank N.A., 4.80%, 11/1/14(3)	269,000	289,558
Wachovia Bank N.A., 4.875%, 2/1/15(3)	101,000	108,373
Wells Fargo & Co., 3.625%, 4/15/15(3)	80,000	84,062
		1,774,639
COMMERCIAL SERVICES & SUPPLIES — 0.2%
ARAMARK Corp., 8.50%, 2/1/15(3)	200,000	208,000
Cenveo Corp., 8.375%, 6/15/14(3)	325,000	281,125
Corrections Corp. of America, 6.25%, 3/15/13(3)	550,000	555,500
KAR Auction Services, Inc., 8.75%, 5/1/14(3)	500,000	519,375
Republic Services, Inc., 5.50%, 9/15/19(3)	170,000	190,524
Waste Management, Inc., 6.125%, 11/30/39(3)	70,000	75,929
		1,830,453
COMMUNICATIONS EQUIPMENT(2)
Cisco Systems, Inc., 5.90%, 2/15/39(3)	180,000	200,670
COMPUTERS & PERIPHERALS(2)
Seagate Technology HDD Holdings, 6.80%, 10/1/16(3)	250,000	250,000
CONSUMER FINANCE — 0.2%
American Express Centurion Bank, 5.55%, 10/17/12(3)	130,000	139,302
American Express Co., 7.25%, 5/20/14(3)	70,000	80,622
American General Finance Corp., 4.875%, 7/15/12(3)	500,000	466,250
Capital One Bank USA N.A., 8.80%, 7/15/19(3)	50,000	62,253
Ford Motor Credit Co. LLC, 7.25%, 10/25/11(3)	450,000	464,536
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	250,000	264,921
General Electric Capital Corp., 3.75%, 11/14/14(3)	110,000	115,852
General Electric Capital Corp., 2.25%, 11/9/15(3)	130,000	126,076
General Electric Capital Corp., 5.625%, 9/15/17(3)	415,000	457,542
General Electric Capital Corp., 4.375%, 9/16/20(3)	190,000	185,818
SLM Corp., 5.375%, 1/15/13(3)	70,000	71,077
		2,434,249
CONTAINERS & PACKAGING — 0.1%
Graham Packaging Co. LP/GPC Capital Corp I, 9.875%, 10/15/14	350,000	364,000
Graham Packaging Co. LP/GPC Capital Corp I, 8.25%, 1/1/17	225,000	230,625
		594,625
DIVERSIFIED FINANCIAL SERVICES — 0.4%
Ally Financial, Inc., 6.875%, 9/15/11	168,000	172,830
Ally Financial, Inc., 8.30%, 2/12/15(3)	400,000	422,000
Arch Western Finance LLC, 6.75%, 7/1/13(3)	61,000	61,991
Bank of America Corp., 4.50%, 4/1/15(3)	130,000	133,375

30

Shares/ Principal Amount	Value
Bank of America Corp., 6.50%, 8/1/16(3)	$ 100,000	$ 108,711
Bank of America Corp., 5.75%, 12/1/17(3)	120,000	124,421
Bank of America N.A., 5.30%, 3/15/17(3)	303,000	307,143
BankAmerica Capital II, 8.00%, 12/15/26(3)	300,000	303,750
Citigroup Capital XXI, VRN, 8.30%, 12/21/37(3)	275,000	287,375
Citigroup, Inc., 6.00%, 12/13/13(3)	230,000	251,676
Citigroup, Inc., 6.01%, 1/15/15(3)	210,000	229,270
Citigroup, Inc., 4.75%, 5/19/15	50,000	52,200
Citigroup, Inc., 6.125%, 5/15/18(3)	240,000	261,926
Citigroup, Inc., 8.50%, 5/22/19(3)	80,000	97,991
Citigroup, Inc., 5.375%, 8/9/20(3)	60,000	61,409
JPMorgan Chase & Co., 3.70%, 1/20/15(3)	70,000	73,006
JPMorgan Chase & Co., 6.00%, 1/15/18(3)	390,000	440,006
Susser Holdings LLC/Susser Finance Corp., 8.50%, 5/15/16	250,000	266,250
		3,655,330
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
Alltel Corp., 7.875%, 7/1/32(3)	80,000	104,081
Angel Lux Common SA, 8.875%, 5/1/16(3)(4)	575,000	615,250
AT&T, Inc., 6.80%, 5/15/36(3)	270,000	302,992
AT&T, Inc., 6.55%, 2/15/39(3)	270,000	297,961
British Telecommunications plc, 5.95%, 1/15/18(3)	100,000	110,502
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(3)	90,000	121,850
Cincinnati Bell, Inc., 8.75%, 3/15/18(3)	150,000	136,500
Embarq Corp., 7.08%, 6/1/16(3)	98,000	110,598
France Telecom SA, 4.375%, 7/8/14(3)	190,000	206,681
Frontier Communications Corp., 6.25%, 1/15/13(3)	280,000	298,900
Frontier Communications Corp., 7.125%, 3/15/19(3)	200,000	208,000
Intelsat Jackson Holdings SA, 11.25%, 6/15/16(3)	200,000	214,750
Intelsat Luxembourg SA, 11.25%, 2/4/17(5)	250,000	263,125
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/15(3)	175,000	180,250
Level 3 Financing, Inc., 9.25%, 11/1/14	250,000	242,500
Qwest Corp., 7.875%, 9/1/11(3)	215,000	225,750
Qwest Corp., 7.50%, 10/1/14(3)	90,000	102,375
Sprint Capital Corp., 8.75%, 3/15/32(3)	500,000	497,500
Telecom Italia Capital SA, 6.175%, 6/18/14(3)	160,000	173,355
Telecom Italia Capital SA, 7.00%, 6/4/18(3)	90,000	100,219
Telefonica Emisiones SAU, 5.88%, 7/15/19(3)	150,000	160,354
Verizon Communications, Inc., 6.40%, 2/15/38(3)	60,000	66,846
Wind Acquisition Finance SA, 11.75%, 7/15/17(4)	250,000	278,750
Windstream Corp., 8.625%, 8/1/16(3)	300,000	312,750
		5,331,839
ELECTRIC UTILITIES — 0.1%
Carolina Power & Light Co., 5.15%, 4/1/15(3)	83,000	93,818
Carolina Power & Light Co., 5.25%, 12/15/15(3)	174,000	200,579
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(3)	59,000	64,468
Duke Energy Corp., 3.95%, 9/15/14(3)	80,000	85,531
Edison International, 3.75%, 9/15/17(3)	90,000	91,995
Edison Mission Energy, 7.00%, 5/15/17(3)	375,000	296,250
Energy Future Holdings Corp., 10.875%, 11/1/17(3)	35,000	25,375
Exelon Generation Co. LLC, 4.00%, 10/1/20(3)	70,000	68,410
FirstEnergy Solutions Corp., 6.05%, 8/15/21(3)	180,000	191,128
Florida Power Corp., 6.35%, 9/15/37(3)	170,000	199,475
Southern California Edison Co., 5.625%, 2/1/36(3)	49,000	52,627
		1,369,656

31

Shares/ Principal Amount	Value
ELECTRICAL EQUIPMENT(2)
Baldor Electric Co., 8.625%, 2/15/17(3)	$ 125,000	$ 140,000
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Sanmina-SCI Corp., 8.125%, 3/1/16(3)	500,000	503,750
ENERGY EQUIPMENT & SERVICES — 0.1%
Pioneer Drilling Co., 9.875%, 3/15/18(3)	125,000	132,500
Transocean, Inc., 6.50%, 11/15/20(3)	70,000	76,287
Weatherford International Ltd., 9.625%, 3/1/19(3)	200,000	257,841
		466,628
FOOD & STAPLES RETAILING — 0.2%
CVS Caremark Corp., 6.60%, 3/15/19(3)	190,000	229,516
Ingles Markets, Inc., 8.875%, 5/15/17(3)	500,000	542,500
Kroger Co. (The), 6.40%, 8/15/17(3)	120,000	140,351
Rite Aid Corp., 8.625%, 3/1/15(3)	250,000	213,750
SUPERVALU, Inc., 8.00%, 5/1/16(3)	275,000	271,563
Wal-Mart Stores, Inc., 5.875%, 4/5/27(3)	213,000	241,086
Wal-Mart Stores, Inc., 6.20%, 4/15/38(3)	170,000	197,273
Wal-Mart Stores, Inc., 5.625%, 4/1/40(3)	300,000	325,012
Wal-Mart Stores, Inc., 5.00%, 10/25/40(3)	110,000	109,067
		2,270,118
FOOD PRODUCTS — 0.1%
Kellogg Co., 4.45%, 5/30/16(3)	170,000	187,746
Kraft Foods, Inc., 6.00%, 2/11/13(3)	50,000	55,227
Kraft Foods, Inc., 5.375%, 2/10/20(3)	270,000	300,816
Kraft Foods, Inc., 6.50%, 2/9/40(3)	105,000	120,752
Mead Johnson Nutrition Co., 3.50%, 11/1/14(3)	70,000	73,450
Smithfield Foods, Inc., 7.75%, 5/15/13(3)	250,000	263,750
Smithfield Foods, Inc., 7.75%, 7/1/17(3)	400,000	406,000
		1,407,741
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Alere, Inc., 9.00%, 5/15/16(3)	500,000	512,500
Baxter International, Inc., 5.90%, 9/1/16(3)	90,000	107,397
Biomet, Inc., 10.00%, 10/15/17(3)	200,000	219,000
Biomet, Inc., 11.625%, 10/15/17(3)	525,000	581,437
Covidien International Finance SA, 1.875%, 6/15/13(3)	120,000	122,042
		1,542,376
HEALTH CARE PROVIDERS & SERVICES — 0.3%
CHS/Community Health Systems, Inc., 8.875%, 7/15/15(3)	450,000	471,937
Express Scripts, Inc., 5.25%, 6/15/12(3)	120,000	127,261
Express Scripts, Inc., 7.25%, 6/15/19(3)	240,000	294,260
HCA, Inc., 6.50%, 2/15/16(3)	200,000	197,500
HCA, Inc., 9.25%, 11/15/16(3)	375,000	402,187
HealthSouth Corp., 10.75%, 6/15/16	125,000	136,563
HealthSouth Corp., 8.125%, 2/15/20	250,000	272,188
Medco Health Solutions, Inc., 7.25%, 8/15/13(3)	240,000	275,250
Omnicare, Inc., 6.875%, 12/15/15(3)	250,000	253,750
Tenet Healthcare Corp., 8.875%, 7/1/19	600,000	642,000
WellPoint, Inc., 5.80%, 8/15/40(3)	40,000	40,884
		3,113,780
HOTELS, RESTAURANTS & LEISURE — 0.3%
Dave & Buster’s, Inc., 11.00%, 6/1/18	300,000	325,500
Harrah’s Operating Co., Inc., 11.25%, 6/1/17(3)	500,000	547,500
Harrah’s Operating Co., Inc., 10.00%, 12/15/18(3)	275,000	233,750
McDonald’s Corp., 5.35%, 3/1/18(3)	130,000	149,891
MGM Resorts International, 6.75%, 9/1/12(3)	400,000	394,500
MGM Resorts International, 7.625%, 1/15/17(3)	125,000	110,781
Pinnacle Entertainment, Inc., 8.75%, 5/15/20(3)	250,000	250,938

32

Shares/ Principal Amount	Value
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18(3)	$ 250,000	$ 274,375
Universal City Development Partners Ltd/UCDP Finance, Inc., 8.875%, 11/15/15	240,000	254,400
Yum! Brands, Inc., 5.30%, 9/15/19(3)	180,000	197,246
		2,738,881
HOUSEHOLD DURABLES(2)
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	125,000	127,031
Yankee Acquisition Corp., 8.50%, 2/15/15(3)	200,000	207,750
		334,781
HOUSEHOLD PRODUCTS(2)
Central Garden and Pet Co., 8.25%, 3/1/18	200,000	205,500
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
AES Corp. (The), 8.00%, 10/15/17(3)	155,000	161,975
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(3)(4)	300,000	317,250
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	89,000	91,642
RRI Energy, Inc., 7.625%, 6/15/14(3)	400,000	402,000
		972,867
INDUSTRIAL CONGLOMERATES(2)
General Electric Co., 5.00%, 2/1/13(3)	122,000	131,265
General Electric Co., 5.25%, 12/6/17(3)	190,000	208,099
		339,364
INSURANCE — 0.2%
Allstate Corp. (The), 7.45%, 5/16/19	130,000	161,243
American International Group, Inc., 3.65%, 1/15/14(6)	40,000	39,988
American International Group, Inc., 5.85%, 1/16/18(3)	50,000	50,500
CNA Financial Corp., 5.875%, 8/15/20(3)	50,000	50,697
Fairfax Financial Holdings Ltd., 7.75%, 6/15/17(3)	425,000	446,781
Genworth Financial, Inc., 7.20%, 2/15/21(3)	40,000	39,610
Hartford Financial Services Group, Inc. (The), 4.00%, 3/30/15(3)	80,000	81,448
International Lease Finance Corp., 5.30%, 5/1/12(3)	375,000	376,406
Lincoln National Corp., 6.25%, 2/15/20(3)	100,000	111,206
MetLife Global Funding I, 5.125%, 4/10/13(3)(4)	160,000	173,366
MetLife, Inc., 6.75%, 6/1/16(3)	170,000	199,655
New York Life Global Funding, 4.65%, 5/9/13(3)(4)	130,000	140,124
Prudential Financial, Inc., 7.375%, 6/15/19(3)	70,000	84,008
Prudential Financial, Inc., 5.40%, 6/13/35(3)	190,000	176,949
Travelers Cos., Inc. (The), 5.90%, 6/2/19(3)	80,000	92,543
Travelers Cos., Inc. (The), 3.90%, 11/1/20(3)	30,000	29,891
		2,254,415
INTERNET SOFTWARE & SERVICES(2)
eBay, Inc., 3.25%, 10/15/20(3)	40,000	38,631
IT SERVICES(2)
SunGard Data Systems, Inc., 10.25%, 8/15/15(3)	200,000	208,000
LEISURE EQUIPMENT & PRODUCTS(2)
Hasbro, Inc., 6.35%, 3/15/40(3)	100,000	101,257
MACHINERY(2)
Deere & Co., 5.375%, 10/16/29(3)	120,000	129,349
SPX Corp., 7.625%, 12/15/14(3)	175,000	190,969
		320,318
MEDIA — 0.6%
CBS Corp., 5.75%, 4/15/20(3)	80,000	86,647
CBS Corp., 4.30%, 2/15/21(3)	110,000	106,450
CBS Corp., 5.50%, 5/15/33(3)	80,000	73,941
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(4)	200,000	201,000
Cinemark USA, Inc., 8.625%, 6/15/19(3)	150,000	161,625
Clear Channel Communications, Inc., 10.75%, 8/1/16(3)	275,000	207,625
Comcast Corp., 5.90%, 3/15/16(3)	153,000	175,561

33

Shares/ Principal Amount	Value
Comcast Corp., 5.70%, 5/15/18(3)	$ 100,000	$ 112,743
Comcast Corp., 6.40%, 5/15/38(3)	130,000	139,353
DirecTV Holdings LLC, 3.55%, 3/15/15(3)	130,000	134,379
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(3)	160,000	173,113
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 6.375%, 6/15/15(3)	120,000	124,800
Harland Clarke Holdings Corp., 9.50%, 5/15/15(3)	320,000	297,600
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(3)	750,000	877,500
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19(3)	250,000	253,750
NBC Universal, Inc., 5.15%, 4/30/20(3)(4)	60,000	64,077
NBC Universal, Inc., 4.375%, 4/1/21(4)	150,000	150,612
NBC Universal, Inc., 5.95%, 4/1/41(4)	50,000	51,097
News America, Inc., 6.90%, 8/15/39(3)	100,000	114,430
Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16(3)	125,000	143,125
Omnicom Group, Inc., 4.45%, 8/15/20(3)	155,000	157,002
Time Warner Cable, Inc., 5.40%, 7/2/12(3)	120,000	127,854
Time Warner Cable, Inc., 6.75%, 7/1/18(3)	210,000	249,462
Time Warner, Inc., 3.15%, 7/15/15(3)	90,000	92,928
Time Warner, Inc., 4.875%, 3/15/20(3)	130,000	139,838
Time Warner, Inc., 7.70%, 5/1/32(3)	130,000	158,975
Viacom, Inc., 6.25%, 4/30/16(3)	330,000	385,840
Virgin Media Finance plc, 9.50%, 8/15/16(3)	500,000	561,250
WMG Acquisition Corp., 9.50%, 6/15/16	325,000	340,437
		5,863,014
METALS & MINING — 0.1%
Alcoa, Inc., 6.15%, 8/15/20(3)	100,000	103,418
Anglo American Capital plc, 9.375%, 4/8/19(3)(4)	100,000	138,464
Anglo American Capital plc, 4.45%, 9/27/20(3)(4)	30,000	30,950
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(3)	85,000	89,335
ArcelorMittal, 9.85%, 6/1/19(3)	160,000	202,672
ArcelorMittal, 5.25%, 8/5/20(3)	80,000	79,306
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(3)	120,000	134,207
Newmont Mining Corp., 6.25%, 10/1/39(3)	120,000	134,242
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(3)	50,000	48,588
Vale Overseas Ltd., 5.625%, 9/15/19(3)	50,000	54,821
Vale Overseas Ltd., 4.625%, 9/15/20	50,000	50,580
		1,066,583
MULTILINE RETAIL(2)
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(3)	127,000	131,763
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(3)	250,000	270,000
		401,763
MULTI-UTILITIES — 0.1%
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(3)	190,000	218,051
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(3)	220,000	237,935
Dominion Resources, Inc., 6.40%, 6/15/18(3)	170,000	204,455
Pacific Gas & Electric Co., 5.80%, 3/1/37(3)	298,000	320,334
PG&E Corp., 5.75%, 4/1/14(3)	40,000	44,543
Sempra Energy, 8.90%, 11/15/13(3)	70,000	83,255
Sempra Energy, 6.50%, 6/1/16(3)	80,000	95,018
		1,203,591
OFFICE ELECTRONICS(2)
Xerox Corp., 5.65%, 5/15/13(3)	50,000	54,428
Xerox Corp., 4.25%, 2/15/15(3)	130,000	138,526
		192,954

34

Shares/ Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS — 0.6%
Anadarko Petroleum Corp., 6.45%, 9/15/36(3)	$ 170,000	$ 164,896
Apache Corp., 5.10%, 9/1/40(3)	60,000	58,691
Apache Corp., 5.25%, 2/1/42(6)	40,000	39,510
Arch Coal, Inc., 8.75%, 8/1/16(3)	275,000	303,187
Bill Barrett Corp., 9.875%, 7/15/16(3)	325,000	355,875
BP Capital Markets plc, 4.50%, 10/1/20(3)	70,000	71,173
Chesapeake Energy Corp., 7.625%, 7/15/13(3)	125,000	135,938
ConocoPhillips, 5.75%, 2/1/19(3)	160,000	189,030
ConocoPhillips, 6.50%, 2/1/39(3)	290,000	352,049
El Paso Corp., 7.875%, 6/15/12(3)	60,000	63,805
El Paso Corp., 6.875%, 6/15/14(3)	125,000	135,153
Enbridge Energy Partners LP, 6.50%, 4/15/18(3)	90,000	105,135
Enbridge Energy Partners LP, 5.50%, 9/15/40(3)	80,000	77,278
Encore Acquisition Co., 9.50%, 5/1/16(3)	125,000	138,125
Enterprise Products Operating LLC, 6.30%, 9/15/17(3)	230,000	263,252
Enterprise Products Operating LLC, 6.45%, 9/1/40(3)	70,000	75,205
EOG Resources, Inc., 5.625%, 6/1/19(3)	120,000	137,318
Hess Corp., 6.00%, 1/15/40(3)	70,000	74,046
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(3)	160,000	187,991
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(3)	70,000	72,171
Magellan Midstream Partners LP, 6.55%, 7/15/19(3)	86,000	100,582
Motiva Enterprises LLC, 5.75%, 1/15/20(3)(4)	110,000	125,675
Nexen, Inc., 5.65%, 5/15/17(3)	130,000	146,130
OPTI Canada, Inc., 7.875%, 12/15/14(3)	290,000	200,825
Petrobras International Finance Co., 5.75%, 1/20/20(3)	70,000	75,859
Petrohawk Energy Corp., 7.875%, 6/1/15(3)	100,000	103,500
Petroleos Mexicanos, 6.00%, 3/5/20(3)	80,000	87,600
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(3)	40,000	41,853
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(3)	170,000	216,893
Sabine Pass LNG LP, 7.25%, 11/30/13(3)	250,000	241,875
Sabine Pass LNG LP, 7.50%, 11/30/16(3)	400,000	371,000
SandRidge Energy, Inc., 8.75%, 1/15/20(3)	225,000	228,375
Shell International Finance BV, 3.10%, 6/28/15(3)	90,000	94,418
Shell International Finance BV, 4.30%, 9/22/19(3)	120,000	129,050
Shell International Finance BV, 6.375%, 12/15/38(3)	150,000	178,382
Talisman Energy, Inc., 7.75%, 6/1/19(3)	120,000	152,089
TransCanada PipeLines Ltd., 3.80%, 10/1/20	60,000	60,661
Williams Partners LP, 5.25%, 3/15/20(3)	80,000	85,730
Williams Partners LP, 4.125%, 11/15/20(3)	50,000	49,277
		5,689,602
PAPER & FOREST PRODUCTS — 0.2%
Boise Cascade LLC, 7.125%, 10/15/14(3)	269,000	266,982
Domtar Corp., 9.50%, 8/1/16(3)	250,000	293,750
Georgia-Pacific LLC, 7.70%, 6/15/15(3)	475,000	543,875
Georgia-Pacific LLC, 7.125%, 1/15/17(3)(4)	175,000	185,500
International Paper Co., 9.375%, 5/15/19(3)	105,000	137,146
International Paper Co., 7.30%, 11/15/39(3)	90,000	100,802
Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14(3)	550,000	548,625
		2,076,680

35

Shares/ Principal Amount	Value
PHARMACEUTICALS — 0.1%
Abbott Laboratories, 5.875%, 5/15/16(3)	$ 95,000	$ 112,856
Abbott Laboratories, 5.30%, 5/27/40(3)	60,000	62,523
AstraZeneca plc, 5.40%, 9/15/12(3)	180,000	195,180
AstraZeneca plc, 5.90%, 9/15/17(3)	180,000	214,431
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(3)	130,000	142,183
Pfizer, Inc., 7.20%, 3/15/39(3)	100,000	132,824
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(3)	240,000	261,091
		1,121,088
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Boston Properties LP, 4.125%, 5/15/21(3)	90,000	87,378
Digital Realty Trust LP, 5.875%, 2/1/20(3)	100,000	105,090
Host Hotels & Resorts LP, 6.75%, 6/1/16(3)	300,000	309,000
Kimco Realty Corp., 6.875%, 10/1/19(3)	60,000	69,673
Sabra Health Care REIT, Inc., 9.125%, 4/15/15	200,000	215,000
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(3)	40,000	39,298
		825,439
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)
AMB Property LP, 6.625%, 12/1/19(3)	110,000	123,796
CB Richard Ellis Services, Inc., 11.625%, 6/15/17(3)	100,000	116,375
		240,171
ROAD & RAIL — 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18(3)	175,000	184,188
Burlington Northern Santa Fe Corp., 5.05%, 3/1/41(3)	40,000	38,353
Hertz Corp. (The), 10.50%, 1/1/16(3)	250,000	263,750
Union Pacific Corp., 5.75%, 11/15/17(3)	270,000	310,272
		796,563
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT(2)
Freescale Semiconductor, Inc., 9.25%, 4/15/18(3)(4)	150,000	157,875
SOFTWARE(2)
Intuit, Inc., 5.75%, 3/15/17(3)	303,000	338,696
SPECIALTY RETAIL — 0.2%
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/14(3)	250,000	258,125
Couche-Tard US LP/Couche-Tard Finance Corp., 7.50%, 12/15/13(3)	485,000	493,730
GSC Holdings Corp., 8.00%, 10/1/12(3)	176,000	180,400
Lowe’s Cos., Inc., 2.125%, 4/15/16(3)	70,000	70,245
Michaels Stores, Inc., 11.375%, 11/1/16(3)	250,000	271,562
Staples, Inc., 9.75%, 1/15/14(3)	100,000	122,768
Toys “R” Us Property Co. I LLC,, 10.75%, 7/15/17	500,000	565,000
		1,961,830
TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Perry Ellis International, Inc., 8.875%, 9/15/13(3)	625,000	639,063
TOBACCO(2)
Altria Group, Inc., 10.20%, 2/6/39(3)	60,000	86,692
TRADING COMPANIES & DISTRIBUTORS — 0.1%
Ashtead Capital, Inc., 9.00%, 8/15/16(3)(4)	850,000	890,375
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14(3)	450,000	465,750
		1,356,125
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
America Movil SAB de CV, 5.00%, 10/16/19(3)	130,000	138,674
America Movil SAB de CV, 5.00%, 3/30/20(3)	100,000	106,932
American Tower Corp., 4.625%, 4/1/15(3)	150,000	159,850
Crown Castle International Corp., 9.00%, 1/15/15(3)	500,000	553,750
Rogers Communications, Inc., 6.25%, 6/15/13(3)	140,000	156,539
		1,115,745
TOTAL CORPORATE BONDS(Cost $61,243,689)		66,736,225

36

Shares/ Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(7) — 2.8%
FHLMC, 6.50%, 12/1/12(3)	$ 275	$ 300
FHLMC, 7.00%, 6/1/14(3)	13,313	14,306
FHLMC, 4.50%, 1/1/19(3)	457,757	486,457
FHLMC, 5.00%, 1/1/21(3)	395,286	425,933
FHLMC, 5.00%, 4/1/21(3)	766,613	820,778
FHLMC, 7.00%, 8/1/29(3)	4,296	4,953
FHLMC, 8.00%, 7/1/30(3)	22,558	26,402
FHLMC, 5.50%, 12/1/33(3)	226,895	244,931
FHLMC, 6.00%, 11/1/38	3,505,492	3,805,069
FHLMC, 6.50%, 7/1/47(3)	49,429	54,524
FNMA, 6.50%, 4/1/12(3)	2,806	3,067
FNMA, 6.00%, 4/1/14(3)	20,724	22,619
FNMA, 7.50%, 6/1/15(3)	8,463	9,295
FNMA, 5.50%, 12/1/16(3)	85,556	93,084
FNMA, 4.50%, 5/1/19(3)	573,932	610,986
FNMA, 5.00%, 9/1/20(3)	208,603	223,405
FNMA, 7.00%, 6/1/26(3)	1,248	1,421
FNMA, 7.50%, 3/1/27(3)	15,375	17,647
FNMA, 7.00%, 1/1/29(3)	7,881	8,989
FNMA, 6.50%, 4/1/29(3)	30,902	34,917
FNMA, 6.50%, 8/1/29(3)	24,080	27,209
FNMA, 6.50%, 12/1/29(3)	43,004	48,593
FNMA, 7.00%, 3/1/30(3)	14,570	16,633
FNMA, 8.00%, 7/1/30(3)	12,843	15,158
FNMA, 7.50%, 9/1/30(3)	6,454	7,419
FNMA, 7.00%, 9/1/31(3)	33,312	38,081
FNMA, 6.50%, 1/1/32(3)	17,731	20,036
FNMA, 7.00%, 6/1/32(3)	117,277	134,147
FNMA, 6.50%, 8/1/32(3)	27,211	30,748
FNMA, 6.50%, 11/1/32(3)	210,128	237,436
FNMA, 5.50%, 6/1/33(3)	182,488	197,507
FNMA, 5.50%, 8/1/33(3)	133,194	144,156
FNMA, 5.00%, 11/1/33(3)	1,526,002	1,625,792
FNMA, 5.50%, 1/1/34(3)	1,703,196	1,844,336
FNMA, 4.50%, 9/1/35(3)	1,227,898	1,284,131
FNMA, 5.00%, 1/1/36	5,905,818	6,280,944
FNMA, 5.00%, 2/1/36(3)	1,388,701	1,476,908
FNMA, 5.50%, 1/1/37	1,135,015	1,224,881
FNMA, 5.50%, 2/1/37(3)	700,727	754,894
FNMA, 6.50%, 8/1/37(3)	635,782	704,201
FNMA, 4.50%, 2/1/39	1,960,936	2,043,385
FNMA, 6.50%, 6/1/47(3)	42,487	46,675
FNMA, 6.50%, 8/1/47(3)	160,838	176,689
FNMA, 6.50%, 8/1/47(3)	171,980	188,929
FNMA, 6.50%, 9/1/47(3)	15,639	17,180
FNMA, 6.50%, 9/1/47(3)	60,976	66,985
FNMA, 6.50%, 9/1/47(3)	98,530	108,240
FNMA, 6.50%, 9/1/47(3)	168,055	184,617
FNMA, 6.50%, 9/1/47(3)	240,281	263,961
GNMA, 7.50%, 10/15/25(3)	2,867	3,309
GNMA, 6.00%, 3/15/26(3)	32,979	36,601
GNMA, 7.00%, 12/15/27(3)	6,151	7,087
GNMA, 6.50%, 2/15/28(3)	6,315	7,287
GNMA, 7.00%, 8/15/29(3)	2,041	2,356
GNMA, 7.50%, 5/15/30(3)	3,699	4,290
GNMA, 7.00%, 5/15/31(3)	40,100	46,317
GNMA, 5.50%, 11/15/32(3)	148,756	162,591
GNMA, 6.50%, 10/15/38(3)	2,437,630	2,765,662
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $27,223,097)		29,154,454
U.S. Government Agency Securities and Equivalents — 0.7%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
FHLMC, 2.875%, 2/9/15(3)	4,500,000	4,780,314
FNMA, 6.625%, 11/15/30(3)	508,000	670,549
		5,450,863
GOVERNMENT-BACKED CORPORATE BONDS(8) — 0.2%
Bank of America Corp., VRN, 0.59%, 1/31/11(3)	700,000	703,261
Citigroup Funding, Inc., VRN, 0.62%, 1/31/11(3)	700,000	704,248
Morgan Stanley, VRN, 0.64%, 12/20/10(3)	700,000	704,838
		2,112,347
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $7,293,728)		7,563,210
Commercial Mortgage-Backed Securities(7) — 0.7%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(3)	600,000	615,511
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 12/1/10(3)	400,000	413,803

37

Shares/ Principal Amount	Value
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.43%, 12/15/10, resets monthly off the 1-month LIBOR plus 0.18% with no caps(3)(4)	$ 389,128	$ 345,563
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 12/1/10(3)	250,000	266,417
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 12/1/10(3)	400,000	432,597
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.76%, 7/10/39(3)	300,000	311,509
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(3)	600,000	640,813
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(3)	200,000	209,939
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(3)	400,000	415,956
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(3)	166,406	166,489
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 12/13/10(3)	250,000	258,133
Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN, 0.32%, 12/15/10, resets monthly off the 1-month LIBOR plus 0.07% with no caps(3)(4)	474,630	463,043
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(3)	457,766	473,480
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(3)	95,171	$97,226
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(3)	98,318	98,918
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(3)	200,000	210,373
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(3)	192,701	193,790
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3 SEQ, 4.50%, 10/15/41(3)	100,000	103,339
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A5, VRN, 5.09%, 12/1/10(3)	300,000	305,837
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 12/1/10(3)	650,000	677,868
Wachovia Bank Commercial Mortgage Trust, Series 2006 C23, Class A4, VRN, 5.42%, 12/1/10(3)	400,000	433,611
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $7,068,149)		7,134,215
Collateralized Mortgage Obligations(7) — 0.4%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	264,054	278,498
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(3)	397,514	303,321
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(3)	251,904	254,824
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(3)	225,084	212,062
Citicorp Mortgage Securities, Inc., Series 2003-6, Class 1A2 SEQ, 4.50%, 5/25/33	85,310	87,172
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(3)	152,925	155,037

38

Shares/ Principal Amount	Value
MASTR Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%, 12/25/33(3)	$ 12,220	$ 12,693
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(3)	290,517	302,873
Wamu Mortgage Pass-Through Certificates, Series 2003 S11, Class 3A5, 5.95%, 11/25/33(3)	263,699	272,938
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	190,839	198,678
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	320,751	316,048
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.20%, 12/1/10	281,463	291,241
		2,685,385
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(3)	900,000	985,476
FNMA, Series 2003-52, Class KF SEQ, VRN, 0.65%, 12/27/10, resets monthly off the 1-month LIBOR plus 0.40% with a cap of 7.50%(3)	85,007	85,156
		1,070,632
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,707,539)		3,756,017
Municipal Securities — 0.4%
American Municipal Power-Ohio, Inc. Rev., (Building Bonds), 5.94%, 2/15/47(3)	60,000	57,157
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(3)	190,000	194,818
California GO, (Building Bonds), 6.65%, 3/1/22(3)	60,000	64,370
California GO, (Building Bonds), 7.30%, 10/1/39(3)	90,000	90,170
California GO, (Building Bonds), 7.60%, 11/1/40(6)	35,000	36,267
Columbus Development Auth. Industrial Rev., (Litho-Krome), VRDN, 0.50%, 12/1/10 (LOC: Bank of America N.A.)(3)	700,000	700,000
Georgia Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(3)	120,000	119,814
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(3)	210,000	164,228
Illinois GO, Series 2010-3, (Building Bonds), 6.725%, 4/1/35	80,000	75,568
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35(3)	50,000	48,522
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(3)	140,000	143,997
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(3)	35,000	31,538
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(3)	110,000	113,286
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(3)	70,000	78,906
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(3)	80,000	79,130
Orange County Housing Finance Auth. Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.24%, 12/1/10 (LOC: FNMA)(3)	285,000	285,000
Oregon State Department of Transportation Highway Usertax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(3)	50,000	53,245
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(3)	135,000	135,301
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(3)	140,000	140,102

39

Shares/ Principal Amount	Value
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(3)	$ 95,000	$ 88,176
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(3)	140,000	136,424
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(3)	115,000	115,212
Texas GO, (Building Bonds), 5.52%, 4/1/39(3)	60,000	62,525
University Regiments Medical Center Rev., (Building Bonds), 6.55%, 5/15/48(3)	120,000	120,616
Utah Housing Corp. Multifamily Housing Rev., Series 2004 B, (Tanglewood), VRDN, 0.30%, 12/1/10 (LOC: Citibank N.A.)(3)	400,000	400,000
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(3)	120,000	116,960
TOTAL MUNICIPAL SECURITIES (Cost $3,697,062)		3,651,332
Commercial Paper(9) — 0.3%
Austin Texas, 0.30%, 12/15/10(3)	400,000	399,968
Chariot Funding LLC, 0.25%, 12/1/10(3)(4)	300,000	299,997
Chicago Illinois, 0.40%, 2/3/11	400,000	399,700
Crown Point Capital Co., 0.40%, 12/10/10(3)(4)	400,000	399,968
Govco LLC, 0.45%, 2/7/11(3)(4)	400,000	399,764
Legacy Capital LLC, 0.35%, 12/2/10(3)(4)	400,000	399,992
Salvation Army (The), 0.27%, 12/2/10(3)	400,000	399,996
TOTAL COMMERCIAL PAPER (Cost $2,699,289)		2,699,385
Sovereign Governments & Agencies — 0.1%
BRAZIL(2)
Brazilian Government International Bond, 5.875%, 1/15/19(3)	240,000	277,200
Brazilian Government International Bond, 5.625%, 1/7/41(3)	80,000	83,000
		360,200
CANADA(2)
Hydro Quebec, 8.40%, 1/15/22(3)	37,000	53,214
GERMANY(2)
KfW, 4.125%, 10/15/14(3)	160,000	176,520
ITALY(2)
Republic of Italy, 3.125%, 1/26/15(3)	160,000	162,264
MEXICO — 0.1%
United Mexican States, 5.625%, 1/15/17(3)	70,000	79,100
United Mexican States, 5.95%, 3/19/19(3)	200,000	230,500
United Mexican States, 6.05%, 1/11/40(3)	50,000	53,375
		362,975
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $1,043,181)		1,115,173
Convertible Preferred Stocks(2)
INSURANCE(2)
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	3,998	220,640
LEISURE EQUIPMENT & PRODUCTS(2)
Callaway Golf Co., Series B, 7.50%	229	28,825
MEDIA(2)
LodgeNet Interactive Corp., 10.00%(4)	18	19,935
REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
Entertainment Properties Trust, Series E, 9.00%	729	20,740
Lexington Realty Trust, Series C, 6.50%	392	16,641
		37,381
TOBACCO(2)
Universal Corp., 6.75%	26	26,525
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $333,016)		333,306

40

	Shares	Value
Preferred Stocks(2)
DIVERSIFIED FINANCIAL SERVICES(2)
Ally Financial, Inc., 7.00%(4)	131	$ 116,967
REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
DuPont Fabros Technology, Inc., Series A, 7.875%	690	17,202
National Retail Properties, Inc., Series C, 7.375%	1,416	35,311
PS Business Parks, Inc., Series O, 7.375%	528	13,431
		65,944
TOTAL PREFERRED STOCKS (Cost $190,865)		182,911

	Shares	Value
Temporary Cash Investments – Segregated For Futures Contracts — 1.0%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares (Cost $10,668,000)	10,668,000	$ 10,668,000
Temporary Cash Investments — 1.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(3) (Cost $12,764,320)	12,764,320	12,764,320
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $846,913,852)		1,027,399,226
OTHER ASSETS AND LIABILITIES — 1.1%		11,643,901
TOTAL NET ASSETS — 100.0%		$1,039,043,127

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
28	NASDAQ 100 E-Mini Futures	December 2010	$ 1,185,520	$(3,604)
58	S&P 400 Midcap Index E-Mini Futures	December 2010	4,941,020	15,493
77	S&P 500 E-Mini Futures	December 2010	4,541,460	31,998
28	U.S. Long Bond	March 2011	3,563,875	2,113
			$14,231,875	$46,000

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
92	U.S. Treasury 2-Year Notes	March 2011	$20,182,500	$7,522

41

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

NVDR = Non-Voting Depositary Receipt

OJSC = Open Joint Stock Company

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRDN = Variable Rate Demand Note. Interest reset date is indicated.
Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Non-income producing.

(2)	Category is less than 0.05% of total net assets.

(3)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $34,531,000.

(4)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $7,304,266, which represented 0.7% of total net assets.

(5)
Step-coupon security. These securities are issued with a zero coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

(6)	When-issued security.

(7)	Final maturity date indicated, unless otherwise noted.

(8)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(9)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

42

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $846,913,852)	$1,027,399,226
Foreign currency holdings, at value (cost of $1,128,417)	1,128,802
Receivable for investments sold	14,453,929
Receivable for capital shares sold	713,828
Receivable for variation margin on futures contracts	39,954
Dividends and interest receivable	3,594,151
Other assets	6,692
1,047,336,582

Liabilities
Disbursements in excess of demand deposit cash	102,610
Payable for investments purchased	4,537,530
Payable for capital shares redeemed	2,330,073
Payable for variation margin on futures contracts	37,021
Accrued management fees	1,012,958
Distribution and service fees payable	138,024
Accrued foreign taxes	135,239
8,293,455

Net Assets	$1,039,043,127

Net Assets Consist of:
Capital (par value and paid-in surplus)	$961,446,531
Undistributed net investment income	9,436,538
Accumulated net realized loss	(112,251,798)
Net unrealized appreciation	180,411,856
$1,039,043,127

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$478,255,192	65,498,313	$7.30
Institutional Class, $0.01 Par Value	$122,222,724	16,735,828	$7.30
A Class, $0.01 Par Value	$352,882,440	48,356,012	$7.30*
B Class, $0.01 Par Value	$12,470,794	1,719,730	$7.25
C Class, $0.01 Par Value	$55,587,519	7,683,107	$7.24
R Class, $0.01 Par Value	$17,624,458	2,420,979	$7.28
*Maximum offering price $7.75 (net asset value divided by 0.9425)

See Notes to Financial Statements.

43

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $359,953)	$ 13,811,355
Interest	9,380,865
23,192,220

Expenses:
Management fees	11,710,005
Distribution and service fees:
A Class	876,402
B Class	127,434
C Class	526,701
R Class	62,749
Directors’ fees and expenses	45,159
Other expenses	33,367
13,381,817

Net investment income (loss)	9,810,403

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $142,425)	81,428,456
Futures contract transactions	(364,725)
Swap agreement transactions	48,009
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $49,920)	(121,035)
80,990,705

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(120,190))	22,085,773
Futures contracts	46,126
Swap agreements	(69,657)
Translation of assets and liabilities in foreign currencies	(7,881)
22,054,361

Net realized and unrealized gain (loss)	103,045,066

Net Increase (Decrease) in Net Assets Resulting from Operations	$112,855,469

See Notes to Financial Statements.

44

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 9,810,403	$ 11,205,897
Net realized gain (loss)	80,990,705	(102,712,782)
Change in net unrealized appreciation (depreciation)	22,054,361	296,880,779
Net increase (decrease) in net assets resulting from operations	112,855,469	205,373,894

Distributions to Shareholders
From net investment income:
Investor Class	(5,560,067)	(6,366,016)
Institutional Class	(2,218,086)	(1,894,336)
A Class	(2,735,467)	(4,391,131)
B Class	—	(82,703)
C Class	—	(240,040)
R Class	(27,357)	(56,262)
Decrease in net assets from distributions	(10,540,977)	(13,030,488)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(43,313,389)	40,569,128

Net increase (decrease) in net assets	59,001,103	232,912,534

Net Assets
Beginning of period	980,042,024	747,129,490
End of period	$1,039,043,127	$ 980,042,024

Undistributed net investment income	$9,436,538	$10,294,342

See Notes to Financial Statements.

45

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its mix of asset types. The fund pursues its objective by diversifying investments among three asset classes — equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of the fund. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

46

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

47

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2010 was 1.20% for the Investor Class, A Class, B Class, C Class and R Class and 1.00% for the Institutional Class.

48

Prior to July 16, 2010, ACIM had entered into a subadvisory agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 10) on behalf of the fund, under which ACGIM made investment decisions for the international and emerging markets portions of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM paid all costs associated with retaining ACGIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2010, totaled $941,337,609, of which $66,330,587 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, totaled $994,266,852, of which $75,155,903 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	350,000,000		350,000,000
Sold	13,054,189	$ 89,527,217	14,549,971	$ 82,734,069
Issued in reinvestment of distributions	811,445	5,464,485	1,172,235	6,259,737
Redeemed	(13,604,413)	(92,358,731)	(16,749,343)	(94,443,493)
	261,221	2,632,971	(1,027,137)	(5,449,687)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	4,776,531	32,531,939	16,010,857	87,174,756
Issued in reinvestment of distributions	328,133	2,210,393	354,081	1,894,336
Redeemed	(7,582,186)	(50,154,224)	(12,350,875)	(69,243,990)
	(2,477,522)	(15,411,892)	4,014,063	19,825,102
A Class/Shares Authorized	225,000,000		225,000,000
Sold	10,071,740	68,263,116	20,348,446	112,730,407
Issued in reinvestment of distributions	397,433	2,671,763	806,467	4,306,530
Redeemed	(15,618,895)	(106,415,169)	(19,537,670)	(108,240,444)
	(5,149,722)	(35,480,290)	1,617,243	8,796,493
B Class/Shares Authorized	25,000,000		25,000,000
Sold	35,095	238,312	401,334	2,197,882
Issued in reinvestment of distributions	—	—	13,667	72,980
Redeemed	(336,430)	(2,279,765)	(256,002)	(1,391,619)
	(301,335)	(2,041,453)	158,999	879,243
C Class/Shares Authorized	25,000,000		25,000,000
Sold	1,665,358	11,299,213	3,622,594	20,010,976
Issued in reinvestment of distributions	—	—	36,655	195,371
Redeemed	(1,540,858)	(10,411,129)	(1,417,363)	(7,861,495)
	124,500	888,084	2,241,886	12,344,852
R Class/Shares Authorized	25,000,000		25,000,000
Sold	1,310,408	8,858,371	1,002,512	5,726,724
Issued in reinvestment of distributions	4,108	27,357	10,538	56,168
Redeemed	(416,051)	(2,786,537)	(282,177)	(1,609,767)
	898,465	6,099,191	730,873	4,173,125
Net increase (decrease)	(6,644,393)	$ (43,313,389)	7,735,927	$ 40,569,128

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks & Rights	$574,641,233	$ 1,178	—
Foreign Common Stocks & Rights	41,281,153	192,791,477	—
U.S. Treasury Securities	—	72,925,637	—
Corporate Bonds	—	66,736,225	—
U.S. Government Agency Mortgage-Backed Securities	—	29,154,454	—
U.S. Government Agency Securities and Equivalents	—	7,563,210	—
Commercial Mortgage-Backed Securities	—	7,134,215	—
Collateralized Mortgage Obligations	—	3,756,017	—
Municipal Securities	—	3,651,332	—
Commercial Paper	—	2,699,385	—
Sovereign Governments & Agencies	—	1,115,173	—
Convertible Preferred Stocks	—	333,306	—
Preferred Stocks	—	182,911	—
Temporary Cash Investments	23,432,320	—	—
Total Value of Investment Securities	$639,354,706	$388,044,520	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$53,522	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund held no credit risk derivative instruments at period end. The fund participated in one credit default swap agreement to buy protection throughout most of the year and liquidated the position shortly before period end.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of November 30, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts	$23,329	Payable for variation margin on futures contracts	$12,583
Interest Rate Risk	Receivable for variation margin on futures contracts	16,625	Payable for variation margin on futures contracts	24,438
		$39,954		$37,021

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ 48,009	Change in net unrealized appreciation (depreciation) on swap agreements	$(69,657)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(471,332)	Change in net unrealized appreciation (depreciation) on futures contracts	41,662
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	106,607	Change in net unrealized appreciation (depreciation) on futures contracts	4,464
		$(316,716)		$(23,531)

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 21, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2010:

Investor	Institutional	A	B	C	R
$0.0505	$0.0657	$0.0315	—	—	$0.0125

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$10,540,977	$13,030,488
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, foreign taxes, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$877,872,314
Gross tax appreciation of investments	$159,913,381
Gross tax depreciation of investments	(10,386,469)
Net tax appreciation (depreciation) of investments	$149,526,912
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ (128,666)
Other book-to-tax adjustments	(340,464)
Net tax appreciation (depreciation)	$149,057,782
Undistributed ordinary income	$9,775,601
Accumulated capital losses	$(81,236,787)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts, futures contracts and investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

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10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved. The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2010.

For corporate taxpayers, the fund hereby designates $7,584,504, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2010 as qualified for the corporate dividends received deduction.

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Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.59	$5.29	$9.47	$8.82	$8.19
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.08	0.11	0.12	0.11
Net Realized and Unrealized Gain (Loss)	0.72	1.32	(3.03)	1.21	0.99
Total From Investment Operations	0.80	1.40	(2.92)	1.33	1.10
Distributions
From Net Investment Income	(0.09)	(0.10)	(0.13)	(0.13)	(0.09)
From Net Realized Gains	—	—	(1.13)	(0.55)	(0.38)
Total Distributions	(0.09)	(0.10)	(1.26)	(0.68)	(0.47)
Net Asset Value, End of Period	$7.30	$6.59	$5.29	$9.47	$8.82

Total Return(2)	12.18%	26.83%	(35.37)%	16.17%	14.15%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.21%	1.21%	1.19%	1.18%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.11%	1.43%	1.57%	1.32%	1.34%
Portfolio Turnover Rate	98%	134%	146%	136%	172%
Net Assets, End of Period (in thousands)	$478,255	$429,634	$350,838	$659,190	$816,397

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

55

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.60	$5.31	$9.49	$8.84	$8.21
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.09	0.13	0.14	0.13
Net Realized and Unrealized Gain (Loss)	0.72	1.31	(3.03)	1.20	0.99
Total From Investment Operations	0.81	1.40	(2.90)	1.34	1.12
Distributions
From Net Investment Income	(0.11)	(0.11)	(0.15)	(0.14)	(0.11)
From Net Realized Gains	—	—	(1.13)	(0.55)	(0.38)
Total Distributions	(0.11)	(0.11)	(1.28)	(0.69)	(0.49)
Net Asset Value, End of Period	$7.30	$6.60	$5.31	$9.49	$8.84

Total Return(2)	12.46%	26.78%	(35.14)%	16.39%	14.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01%	1.01%	0.99%	0.98%	0.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.31%	1.63%	1.77%	1.52%	1.54%
Portfolio Turnover Rate	98%	134%	146%	136%	172%
Net Assets, End of Period (in thousands)	$122,223	$126,801	$80,646	$134,722	$85,928

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

56

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.57	$5.28	$9.44	$8.79	$8.17
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.07	0.10	0.10	0.09
Net Realized and Unrealized Gain (Loss)	0.72	1.30	(3.03)	1.20	0.98
Total From Investment Operations	0.78	1.37	(2.93)	1.30	1.07
Distributions
From Net Investment Income	(0.05)	(0.08)	(0.10)	(0.10)	(0.07)
From Net Realized Gains	—	—	(1.13)	(0.55)	(0.38)
Total Distributions	(0.05)	(0.08)	(1.23)	(0.65)	(0.45)
Net Asset Value, End of Period	$7.30	$6.57	$5.28	$9.44	$8.79

Total Return(3)	11.96%	26.38%	(35.44)%	15.91%	13.77%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.46%	1.46%	1.44%	1.43%	1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.86%	1.18%	1.32%	1.07%	1.09%
Portfolio Turnover Rate	98%	134%	146%	136%	172%
Net Assets, End of Period (in thousands)	$352,882	$351,285	$273,892	$353,946	$319,769

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

57

B Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.52	$5.25	$9.38	$8.74	$8.12
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	0.02	0.04	0.03	0.03
Net Realized and Unrealized Gain (Loss)	0.72	1.29	(3.00)	1.20	0.98
Total From Investment Operations	0.73	1.31	(2.96)	1.23	1.01
Distributions
From Net Investment Income	—	(0.04)	(0.04)	(0.04)	(0.01)
From Net Realized Gains	—	—	(1.13)	(0.55)	(0.38)
Total Distributions	—	(0.04)	(1.17)	(0.59)	(0.39)
Net Asset Value, End of Period	$7.25	$6.52	$5.25	$9.38	$8.74

Total Return(2)	11.20%	25.22%	(35.89)%	14.94%	12.98%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.21%	2.21%	2.19%	2.18%	2.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%	0.43%	0.57%	0.32%	0.34%
Portfolio Turnover Rate	98%	134%	146%	136%	172%
Net Assets, End of Period (in thousands)	$12,471	$13,183	$9,768	$13,382	$9,808

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

58

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.51	$5.23	$9.36	$8.72	$8.10
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	0.02	0.04	0.03	0.03
Net Realized and Unrealized Gain (Loss)	0.72	1.30	(3.00)	1.20	0.98
Total From Investment Operations	0.73	1.32	(2.96)	1.23	1.01
Distributions
From Net Investment Income	—	(0.04)	(0.04)	(0.04)	(0.01)
From Net Realized Gains	—	—	(1.13)	(0.55)	(0.38)
Total Distributions	—	(0.04)	(1.17)	(0.59)	(0.39)
Net Asset Value, End of Period	$7.24	$6.51	$5.23	$9.36	$8.72

Total Return(2)	11.21%	25.51%	(35.98)%	14.98%	13.01%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.21%	2.21%	2.19%	2.18%	2.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%	0.43%	0.57%	0.32%	0.34%
Portfolio Turnover Rate	98%	134%	146%	136%	172%
Net Assets, End of Period (in thousands)	$55,588	$49,193	$27,826	$32,578	$24,446

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

59

R Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.53	$5.25	$9.40	$8.77	$8.17
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.05	0.08	0.08	0.07
Net Realized and Unrealized Gain (Loss)	0.73	1.30	(3.02)	1.18	0.97
Total From Investment Operations	0.77	1.35	(2.94)	1.26	1.04
Distributions
From Net Investment Income	(0.02)	(0.07)	(0.08)	(0.08)	(0.06)
From Net Realized Gains	—	—	(1.13)	(0.55)	(0.38)
Total Distributions	(0.02)	(0.07)	(1.21)	(0.63)	(0.44)
Net Asset Value, End of Period	$7.28	$6.53	$5.25	$9.40	$8.77

Total Return(2)	11.78%	26.02%	(35.68)%	15.38%	13.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.71%	1.71%	1.69%	1.68%	1.68%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61%	0.93%	1.07%	0.82%	0.84%
Portfolio Turnover Rate	98%	134%	146%	136%	172%
Net Assets, End of Period (in thousands)	$17,624	$9,947	$4,160	$1,905	$357

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

60

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of American Century Strategic Asset Allocations, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

61

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Strategic Asset Allocations, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Strategic Asset Allocations, Inc.):

John R. Whitten	For:	2,015,882,953
	Withhold:	71,829,301
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	393,818,010
	Against:	4,424,677
	Abstain:	28,530,904
	Broker Non-Vote:	139,130,033

Institutional Class	For:	123,425,693
	Against:	0
	Abstain:	0
	Broker Non-Vote:	965,713

62

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

63

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

64

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

65

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

66

Notes

67

Notes

68

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Strategic Asset Allocations, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70208   1101

69

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	James A. Olson, Andrea C. Hall and Thomas A. Brown are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2009:                    $79,469
FY 2010:                    $78,039

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2009:                    $0
FY 2010:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2009:                    $0
FY 2010:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2009:                    $55,065
FY 2010:                    $59,174

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 28, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 28, 2011